As filed with the U.S. Securities and Exchange Commission on July 8, 2020

Registration No. 033-13954

811-05141

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 147	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 148	☒

(Check appropriate box or boxes)

Pacific Select Fund

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive,

P.O. Box 7500, Newport Beach, CA 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (949) 219-3202

Audrey L. Cheng

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, CA 92660

(Name and Address of Agent for Service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

90 State House Square

Hartford, CT 06103-3702

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☐                     immediately upon filing pursuant to paragraph (b)

☐                     on (date) pursuant to paragraph (b)

☐                     60 days after filing pursuant to paragraph (a)(1)

☐                     on (date) pursuant to paragraph (a)(1)

☒                   75 days after filing pursuant to paragraph (a)(2)

☐                     on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐                     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PACIFIC SELECT FUND	Prospectus dated [ ], 2020

A registration statement relating to the PD Mid-Cap Index Portfolio has been filed with the U.S. Securities and Exchange Commission (“SEC”), but has not yet become effective. The information in this prospectus is not complete and may be changed. The PD Mid-Cap Index Portfolio may not be sold until the registration statement is effective. This prospectus is not an offer to sell shares of the PD Mid-Cap Index Portfolio and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION. THE INFORMATION IN THIS PROSPECTUS

IS NOT COMPLETE AND MAY BE CHANGED.

This Prospectus tells you about the PD Mid-Cap Index Portfolio (the “Fund”) of Pacific Select Fund, which offers Class P shares only. The Fund is only available for investment by the Pacific Dynamix Portfolios.  The Prospectus is designed to help you make informed decisions about investment options available under certain variable annuity contracts or variable life insurance policies.  The availability of the Fund as an investment option within variable products may vary.  You’ll find details about how an annuity contract or life insurance policy works, along with available investment options, in the applicable product prospectus or offering memorandum.  Please read these documents carefully and keep them for future reference. The investment adviser to Pacific Select Fund (the “Trust”) is Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”). PLFA has retained another portfolio management firm (or “sub-adviser”) to manage the Fund.  More information about PLFA and the sub-adviser (each a “Manager,” together the “Managers”) can be found in the About Management section of this Prospectus.

U.S. Equity Fund (Class P Shares)

PD Mid-Cap Index Portfolio

You should be aware that the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. It is a criminal offense to say otherwise.

The Fund offered in this Prospectus is only available for investment by the Pacific Dynamix Portfolios, which are underlying investment options for variable life insurance policies and variable annuity contracts (“variable products”) issued or administered by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), as well as PLFA and certain of its affiliates. Pacific Life is licensed to issue individual life insurance and annuity products in all states except New York. Product availability and features may vary by state. PL&A is licensed to issue individual life insurance and annuity products in New York. Each company is solely responsible for the financial obligations accruing under the policies it issues.

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Table of Contents

Fund Summary

U.S. Equity Fund:

PD Mid-Cap Index Portfolio	4
Additional Information About Principal Investment Strategies and Principal Risks	6
General Investment Information	6
PD Mid-Cap Index Portfolio	6
Additional Information About Principal Risks	7
Additional Information About Certain Ancillary Risks	8
Additional Information About Fees and Expenses	9
Additional Information About Fund Performance	9
Index Definition	9
Overview of the Class P Shares	10
Other Fund Information	10
Prevention of Disruptive Trading	10
How Share Prices Are Calculated	10
Dividends and Distributions	11
Trust Organization	11
Tax Matters	11
About Management	11
Financial Highlights	13

Where To Go For More Information	back cover of this Prospectus

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PD Mid-Cap Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of mid-capitalization companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.14%
Other Expenses(1)	0.06%
Total Annual Fund Operating Expenses	0.20%

(1) “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

This Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be higher if it did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years
Class P	$20	$64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). This Fund is new and does not yet have a turnover rate.  A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with medium market capitalizations included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives).

The securities in the Fund’s benchmark index are those that are included in the Russell Midcap Index.  The Russell Midcap Index measures the performance of the mid-capitalization segment of the U.S. equity universe and includes approximately 800 of the smallest companies in the Russell 1000 Index.  As of June 30, 2020, the market capitalization range of the Russell Midcap Index was approximately $[    ] to $[     ]. The Fund principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries.

The sub-adviser will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money.  There is no guarantee that the Fund will achieve its investment goal.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

•                  Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

•                  Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

•                  Tracking Error Risk: Performance of the Fund may vary, sometimes substantially, from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index.

•                  Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund may concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

•                  Non-Diversification Risk: In order to track the composition of the Fund’s benchmark index, the Fund’s total assets may be invested in multiple issuers each representing more than 5% of the Fund’s total assets and each representing more than 10% of the outstanding voting securities of such issuer(s). As a result, the Fund may become non-diversified under the 1940 Act. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Fund will have greater price swings

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over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

•                  Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

Performance

The Fund is expected to commence operations on or about October 30, 2020 and does not have a full calendar year of performance.   Thus, a performance bar chart and table are not included for the Fund.  A performance bar chart and table will be included for the Fund once the Fund has a full calendar year of performance, which will provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Management

Investment Adviser — Pacific Life Fund Advisors LLC

Sub-Adviser — BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Alan Mason, Managing Director and Portfolio Manager	Since 2020 (Fund Inception)
Rachel M. Aguirre, Managing Director and Senior Portfolio Manager	Since 2020 (Fund Inception)
Amy Whitelaw, Managing Director and Portfolio Manager	Since 2020 (Fund Inception)
Jennifer Hsui, Chief Investment Officer, Managing Director and Portfolio Manager	Since 2020 (Fund Inception)
Suzanne Henige, Director and Senior Portfolio Manager	Since 2020 (Fund Inception)

Purchase and Sale of Fund Shares

Class P shares of the Fund are offered at net asset value (“NAV”) and are only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

Tax Information

Because the only shareholders of the Fund are the Pacific Dynamix Portfolios (which are offered in a separate prospectus), no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD” or the “Distributor”), the distributor for the Fund and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries (such as insurance companies) that sell the variable products. The Fund, which currently offers Class P shares only, does not pay a service fee to PSD. Service fees (if any) are charged by the Pacific Dynamix Portfolios.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

The following provides general investment information that applies to the Fund offered in this Prospectus. For a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings and about the Fund’s other investment strategies and descriptions of securities, see the Trust’s Statement of Additional Information (“SAI”).

General Investment Information

The Fund is subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”), and is classified as diversified under the 1940 Act. Although the Fund may have a name or investment goal that resembles other mutual funds managed by the same Manager, the Fund may not have the same underlying holdings or performance as those other mutual funds. The Fund’s investment goal is non-fundamental and may be changed without shareholder approval. Unless a particular investment policy is identified as fundamental in the SAI, the Trust’s board of trustees (“Board”) may change investment policies of the Fund without shareholder approval. Generally, there are changes to the Fund’s investment policies when an existing Manager is replaced, to reflect the new Manager’s investment style and practices.

The Fund has investment policies on the amount that it can invest in certain kinds of securities or capitalizations of securities. These investment policies apply at the time an investment is made so the Fund generally may continue to hold positions which met the investment policies at the time of investment but subsequently do not meet such policies. Additionally, the Fund may continue to invest in investments that move outside such policies for reasons such as dividend reinvestments or corporate actions. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares outstanding. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indices used to determine eligibility may be affected. Therefore, the capitalization ranges may be modified from time to time. Capitalization is determined at time of investment. Accordingly, the Fund, which invests principally in securities of mid-capitalization companies, may continue to hold those securities even if they become large-capitalization companies. The benchmark index that is used to give you an idea of the capitalization range for the size of companies in which the Fund may invest is periodically reconstituted by the index provider. When this is done, it is possible that the Fund may hold a significant number of holdings with capitalizations that are no longer within the capitalization range of the reconstituted index. Some investment policies are in place due to regulatory requirements relating to the name of the Fund (“Name Test Policy”) and impose an 80% investment minimum. The Name Test Policy is applied to the Fund’s net assets, plus the amount of any borrowings for investment purposes. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to the Fund’s total assets. Please see the SAI for additional information on the Name Test Policy.

Changes to the target allocations or rebalancing of a Pacific Dynamix Portfolio that invests in the Fund can result in the transfer of assets to and from the Fund.  High portfolio turnover rates may cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance.

The Fund is impacted by the liquidity of its investments.  Liquidity risk for the Fund is defined as the risk that the Fund would not be able to meet requests to redeem shares without the significant dilution of the interests of the remaining investors in the Fund.  To address this risk, unless otherwise noted, the Fund may hold some cash or cash equivalents for redemption purposes.

The Fund may hold illiquid investments from time to time, depending upon market conditions and events. An investment, even one that is generally very liquid, may become less liquid or illiquid.  The Fund may not acquire illiquid securities if, as a result of such purchases, illiquid holdings would comprise more than 15% of the value of the Fund’s net assets.  Once the value of the Fund’s illiquid investments exceeds 15%, the Fund may not make any additional purchases of illiquid investments.  If, through the appreciation of illiquid securities or the depreciation of liquid securities or other factors (such as the determination of previously liquid securities as illiquid), the Fund’s net assets are in excess of 15% of illiquid investments, PLFA will take appropriate steps to address the liquidity of the Fund in accordance with the Trust’s Liquidity Risk Management Program.

All risks described in this Additional Information About Principal Investment Strategies and Principal Risks section are listed alphabetically for reader ease and not by importance of the risk to the Fund as they are in the Fund Summary section.  The following provides additional information about the principal investment strategies and principal risks described in the Fund Summary section at the beginning of this Prospectus.

PD Mid-Cap Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of mid-capitalization companies.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with medium market capitalizations included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives).

The securities in the Fund’s benchmark index are those that are included in the Russell Midcap Index. The Russell Midcap Index measures the performance of the mid-capitalization segment of the U.S. equity universe and includes approximately 800 of the smallest companies in the Russell 1000 Index. As of June 30, 2020, the market capitalization range of the Russell Midcap Index was approximately $[  ] to $[  ]. The Fund principally invests in common stock.

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The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index.  The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries.  The sub-adviser periodically reviews and rebalances the Fund’s investments to more closely track the performance of the index.  For example, the sub-adviser may make adjustments as a result of cash flows, changes in industry weightings compared to the index, and other factors.  In addition, if the index administrator adjusts the index, the sub-adviser will in turn adjust the Fund’s investments accordingly (although not necessarily simultaneously).  The sub-adviser will not, however, actively manage the Fund or carry out a financial analysis of its holdings.

The sub-adviser will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

•	Equity Securities Risk	•	Non-Diversification Risk
•	Industry Concentration Risk	•	Passive Management Risk
•	Mid-Capitalization Companies Risk	•	Tracking Error Risk

Additional Information About Principal Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you would expect. Every mutual fund has some degree of risk depending on its investments and strategies. The following provides additional information about the principal risks of the Fund identified in the Fund Summary section.

Performance of the Fund will vary — Performance is affected by changes in the economy and financial markets. The value of the Fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

•        Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

•        Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. If the Fund concentrates in the securities of a particular industry or group of industries, the Fund may perform poorly during a downturn in that industry or group of industries.

•        Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and be more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes. It may be difficult to sell a mid-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of mid-capitalization companies.

•        Non-Diversification Risk: In order for the Fund to track the composition of its benchmark index, the Fund’s total assets may be invested in multiple issuers each representing more than 5% of the Fund’s total assets and each representing more than 10% of the outstanding voting securities of such issuer(s). As a result, the Fund may become non-diversified under the 1940 Act, although it may continue to hold multiple stocks across various sectors. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

•        Passive Management Risk: A passively managed (or index) fund attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which generally seeks to outperform a benchmark index. As a result, an index fund generally holds constituent securities of its benchmark index regardless of the current or projected performance of the applicable security, industry or market sector, which could cause the index fund’s return to be lower than if the fund were actively managed. Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

•        Tracking Error Risk: Performance of the Fund may vary, sometimes substantially, from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index as a result of cash flows, liquidity constraints, regulatory requirements, expenses and transaction costs, ongoing differences between the index composition and the Fund’s investments, changes to the index composition, and other factors.

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Additional Information About Certain Ancillary Risks

The following provides information about certain ancillary risks of the Fund. While the likelihood of these risks adversely affecting the Fund’s net asset value, yield and/or total return under normal circumstances is lower than the Fund’s principal risks, they could nevertheless negatively impact Fund performance should the situations described below materialize.

•        Active and Frequent Trading Risk: The Fund may engage in active and frequent trading which could result in higher trading costs and reduce performance. In addition, asset allocation changes may result in the purchase and sale of Fund securities, which can increase portfolio turnover and trading costs, potentially reducing the Fund’s performance.

•        Cybersecurity Risk: The Fund’s and/or its service providers’ use of the internet, technology and information systems may expose the Fund to risks associated with attack, damage or unauthorized access. Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, manipulation of, or unauthorized access to, confidential or restricted data relating to the Fund or variable contract owners, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, such as systems used to enter trades for the Fund’s investments, accounting and valuation systems, or compliance testing systems used to monitor the Fund’s investments. These events could result in losses to the Fund and variable contract owners and disrupt the Fund’s day-to-day operations and the portfolio management of the Fund, as well as damage the conduct of business among the Fund, variable contract owners, the Fund’s service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, particularly because the Fund does not directly control the cybersecurity defenses or plans of its service providers, financial intermediaries and other parties with which the Fund transacts.

•        Investment Style Risk: The Fund has its own investment style or overall investment strategy (e.g., mid-capitalization index investment style).  The Fund’s investment style may shift in and out of favor for reasons including market conditions and investor sentiment.

•        Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as management, performance, financial leverage, changes in markets in which the issuer offers goods or services, and reduced demand for the issuer’s goods or services.

•        Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses.  It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met.  Market events may affect a single issuer, industry, sector, or the market as a whole.  In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity.  During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.  It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions.  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.  Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.  Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

•        Natural Disasters Risk: Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which the Fund invests. Should the Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of an outbreak may be short term or may last for an extended period of time.

•        Price Volatility Risk: The values of all of the Fund’s investments have the potential to be volatile. Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likelier to have greater price swings over shorter time periods than an investment with lower price volatility and a fund that invests in more volatile investments

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may see its price also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

•        Redemption Risk: The Fund could experience a loss when selling securities, including securities of other investment companies, to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the securities sold, or when the securities to be sold are illiquid. Such redemptions may also increase expenses to the Fund and cause the sale of securities in a short timeframe, both of which could negatively impact performance.

•        Sector Risk: The Fund may be invested more heavily from time to time (e.g., over 25% of its assets) in a particular sector (which is more broadly defined than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to risks and developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events. For more information on the Fund’s sector holdings, please refer to its annual report or semi-annual report, which can be obtained as described on the back cover of this Prospectus.

•        Underlying Fund Risk: The Fund serves as an underlying fund of the Pacific Dynamix Portfolios. As a result, a significant percentage of the Fund’s outstanding shares may be held by the Pacific Dynamix Portfolios, and a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The following provides additional explanations about the “Fees and Expenses of the Fund” in the Fund Summary section of this Prospectus.

Your actual cost of investing in the Fund may be higher than the total expenses shown in the “Fees and Expenses of the Fund” section for a variety of reasons, for example, if average net assets decrease.  In addition, certain expenses, such as brokerage costs, are not required to be disclosed in fee table and expense examples.

Because a significant percentage of the outstanding shares of the Fund are held by Pacific Dynamix Portfolios, the Fund is subject to the potential for significant redemptions at the discretion of PLFA. While PLFA would take steps to mitigate the adverse impact on the Fund, such redemptions could result in an increase in the Fund’s expense ratio or transaction costs.

ADDITIONAL INFORMATION ABOUT FUND PERFORMANCE

Index Definition

The following provides a definition of the index presented in the Fund Summary section of the Prospectus. The index has inherent performance advantages over the Fund because it holds no cash and incurs no expenses. An investor cannot invest directly in an index. The performance of an index does not reflect the deduction of expenses associated with the Fund, such as investment management fees.

Russell Midcap Index measures the performance of the mid-capitalization segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of companies in the Russell 1000 Index. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

The Russell Midcap Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Pacific Select Fund. Neither Russell nor the London Stock Exchange Group companies (together the “Licensor Parties”) sponsor, endorse, sell or promote any portfolios of Pacific Select Fund, and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of an Index (upon which the PD Mid-Cap Index Portfolio is based), (ii) the figure at which an Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Pacific Select Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to either Index to Pacific Select Fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in either Index or (b) under any obligation to advise any person of any error therein. The Licensor Parties are the source and owner of the trademarks, service marks and copyrights related to the Russell® index. No further distribution of a Russell index is permitted without the Licensor Parties’ express written consent, and the Licensor Parties do not promote, sponsor or endorse the content of this communication. All other third-party trademarks and service marks belong to their respective owners.

9

OVERVIEW OF THE CLASS P SHARES

Class P shares of the Fund offered in this Prospectus are offered at net asset value and are only available for investment by the Pacific Dynamix Portfolios (which are offered in a separate prospectus), PLFA and certain of its affiliates.  Because of this limited availability, only certain information is presented in this Prospectus.

Class P shares of the Fund are continuously offered through their principal underwriter, the Distributor. The Distributor is an affiliate of PLFA, the Fund’s investment adviser, and is also an affiliate of Pacific Life Insurance Company, the Fund’s administrator.

OTHER FUND INFORMATION

Prevention of Disruptive Trading

The Fund is not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, the Board has adopted anti-market timing policies. The Fund is presently only available for investment by the Pacific Dynamix Portfolios, PLFA, and certain affiliates. Because of this, no further information is presented regarding the above noted policies.

How Share Prices Are Calculated

Processing Orders for Fund Shares

The Fund processes orders every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. The Fund is divided into shares. The price per share of the Fund’s shares is called its net asset value or “NAV.”  The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the total number of shares outstanding. The Fund’s shares are purchased, sold or exchanged at the Fund’s NAV next calculated after a request to buy, sell or exchange shares is received by Pacific Life or PL&A in proper form. Thus, orders received prior to the NYSE close receive that day’s NAV; orders received after the NYSE close receive the following business day’s NAV. This order acceptance cut-off also applies when the NYSE has a scheduled or unscheduled early close.

The Fund’s NAV is calculated once per day on each day that the NYSE is open. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving Day and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a scheduled NYSE holiday or weekend, (ii) trading on the NYSE is restricted or halted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Valuation Policy

The Trust’s Board has adopted a policy (“Valuation Policy”) for determining the value of the Fund’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third-party pricing services. Each valuation committee that values the Fund’s investments does so in accordance with the Valuation Policy. The methodologies used to value the Fund’s investments are described in greater detail in the Investment Valuation subsection below.

Determination of Net Asset Value (“NAV”)

The Fund’s NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of the Fund’s NAV on a particular day will not normally be used to retroactively adjust the price of the Fund’s investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

Investment Valuation

The value of each security or other investment is the amount which the Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by the Fund is based primarily on pricing data obtained from various sources approved by the Board.

10

•        Domestic Equity Investments. For Domestic Equity Investments (including exchange-traded funds), the Fund generally uses the official closing price or last reported sale price from an exchange and does not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments with no official closing or last reported sales price are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available, if there is a trading halt for individual holdings, or if there is an unscheduled market closure (e.g., in the event of a natural disaster, strikes, news of significant governmental actions, regulatory trading halts, system failures, terrorist threats or activities, or armed conflict, etc.). In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy, these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, benchmark, proxy and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to the TVC or to the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value the Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that the Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

Dividends and Distributions

The Fund is treated as a partnership (the “Partnership Fund”) for Federal income tax purposes only. The Partnership Fund is not required to distribute taxable income and capital gains for Federal income tax purposes. Each partner is required to report its respective share of income, gains, losses, deductions and credits of the Partnership Fund. Under the Trust’s dividend and distributions policy, no dividend and capital gains distributions will be made by the Fund.

Trust Organization

The Trust is organized as a Delaware statutory trust. Its business and affairs are managed by its Board. The Trust is comprised of multiple Funds, one of which is offered in this Prospectus and others of which are offered in separate prospectuses. The Trust may discontinue offering shares of any Fund at any time or may offer shares of a new Fund.

Tax Matters

The Trust currently intends that the Fund will be treated as a partnership for federal income tax purposes. A Fund that elects to be treated as a partnership is not subject to income tax; and any income, gains, losses, deductions and credits of the Fund would instead be taken into account by its partners and retain the same character for federal income tax purposes.

The Fund also intends to comply with the requirements of Section 817(h) of the Internal Revenue Code, including diversification regulations and investor control provisions that apply to mutual funds underlying variable contracts.

You’ll find more information about taxation in the SAI. Since the sole shareholders of the Fund will be the Pacific Dynamix Portfolios (which are offered in a separate prospectus), no discussion is included here concerning the federal income tax consequences at the shareholder level. Shareholders of the Fund should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Trust shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information about the federal income tax consequences to purchasers of variable contracts, see the applicable prospectus or offering memorandum.

ABOUT MANAGEMENT

This section provides information about the Managers of the Fund.

PLFA

Pacific Life Fund Advisors LLC (“PLFA”), a Delaware limited liability company and wholly-owned subsidiary of Pacific Life, is located at 700 Newport Center Drive, Newport Beach, CA 92660. Established in 2007, PLFA is an experienced investment management organization that manages multi-asset class investment strategies.

In its role as investment adviser, PLFA, subject to the review of the Trust’s Board, also supervises the management of the Fund. To manage the investments of the Fund, PLFA has retained another management firm as sub-adviser, which has worldwide market presence and extensive research capabilities. PLFA has the ultimate responsibility, subject to the review of the Trust’s Board, to oversee and monitor the performance of the sub-adviser and recommend its hiring, termination and replacement.

11

PLFA also oversees and monitors the nature and quality of the services provided by the sub-adviser, including investment performance and execution of investment strategies. PLFA conducts due diligence on the sub-adviser to evaluate its investment processes, adherence to investment styles, strategies and techniques, and other factors that may be relevant to the services provided to the Fund. For the Fund, PLFA also performs compliance monitoring services to help maintain compliance with applicable laws and regulations. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

SEC Exemptive Order

Under an exemptive order from the SEC, PLFA and the Trust can enter into, and materially amend, agreements with sub-advisers (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval. Prior to, or within 90 days of, the effective date of any new sub-advisory agreement, shareholders of the affected Fund will be sent an information statement about the change. PLFA and the Trust have applied for another exemptive order that, if granted, will streamline the information statement notice, contents and delivery and expand the relief to cover affiliated sub-advisers. The exemptive order application also seeks relief from the requirement that Board meetings be conducted in-person under certain circumstances.

Management Fee

The Fund pays PLFA a management fee for the services it provides as investment adviser. PLFA uses part of the management fee to pay for the services of the sub-adviser.  Because the Fund has not operated for a full fiscal year, its management fee rate payable to PLFA is set out in the table below.  A discussion regarding the basis for the Board’s approval of the investment advisory agreement and the sub-advisory agreement for the Fund in this Prospectus will be available in the Trust’s annual report for the year ending December 31, 2020.

Fund	Management Fee Payable (as percentage of average net assets)
PD Mid-Cap Index Portfolio	0.14% on first $300 million 0.12% on excess

The table that follows provides information about the management firm and individual team members responsible for making investment decisions for the Fund (i.e., portfolio managers), including their primary title with the Manager and business experience for the past five years. Each of the portfolio managers listed in the following table is jointly and primarily responsible for the day-to-day management of the Fund. For each portfolio manager listed, the SAI provides additional information about compensation, other accounts managed and information about the portfolio manager’s ownership of securities in the Fund (if any). The portfolio managers for the Fund may change at the Manager’s discretion.

BlackRock Investment Management, LLC

1 University Square Drive, Princeton, New Jersey 08540

BlackRock Investment Management, LLC (“BlackRock”) is a registered investment adviser and a commodity pool operator organized in 1999. As of June 30, 2020, BlackRock, Inc.’s total assets under management, including BlackRock, were approximately $[       ] trillion.

PD Mid-Cap Index Portfolio	This Fund is managed by BlackRock’s quantitative index management team.

Alan Mason

Managing Director and Portfolio Manager of BlackRock since 1991, Co-Head of BlackRock’s ETF and index investments team since 2014 and is currently the Head of BlackRock’s Americas beta strategies portfolio management team since 2014. Mr. Mason began his investment career in 1991 and has a BA from Baylor University and an MA from the University of Louisville and the University of California, Berkeley.

Rachel M. Aguirre

Managing Director and Senior Portfolio Manager of BlackRock since 2009, Co-Head of BlackRock’s ETF and index investment team since 2020 and currently the Head of BlackRock’s developed markets institutional index equity team since 2005. Ms. Aguirre began her investment career in 2005 and has a BS from UC Santa Barbara and an MS from Stanford University.

Amy Whitelaw

Managing Director and Portfolio Manager of BlackRock since 1999, Co-Head of BlackRock’s ETF and index investments team since 2020 and is currently the Head of BlackRock’s ETF iShares index equity team since 1999. Ms. Whitelaw began her investment career in 1993 and has a BA from Dickinson College.

Jennifer Hsui

Managing Director and Portfolio Manager of BlackRock since 2006, Chief Investment Officer for BlackRock’s ETF and index investments team since 2020 and is currently the Head of BlackRock’s iShares emerging markets team since 2018. Ms. Hsui began her investment career in 1999 and has a BS from the University of California, Berkeley.

Suzanne Henige

Director and Senior Portfolio Manager of BlackRock since 2020 and a member of BlackRock’s ETF and index investments team since 2011. Mrs. Henige began her investment career in 2003 and has a BS and an MBA degree from University of California, Davis.

12

FINANCIAL HIGHLIGHTS

Because the PD Mid-Cap Index Portfolio has not commenced operations as of the fiscal year ended December 31, 2019, no financial highlights are available for the Fund.

13

WHERE TO GO FOR MORE INFORMATION

The Fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You will find out how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. You can find more information about the Fund in the following documents:

Annual and Semi-Annual Reports

The Trust’s annual and semi-annual reports for the Fund included in this Prospectus, once available, will provide additional information about Fund investments. The Trust’s annual reports list the holdings of the Fund (or a summary of holdings), describe Fund performance, include audited financial statements and discuss how investment strategies and Fund performance have responded to recent market conditions and economic trends during the last fiscal year. The Trust’s semi-annual reports list the holdings of the Fund (or a summary of the holdings) and include unaudited financial statements. The Trust’s annual and semi-annual reports may contain a summary schedule of investments for the Fund. A complete schedule of investments may be obtained as noted below.

Statement of Additional Information (“SAI”)

The SAI contains detailed information about the Fund’s investments, strategies and risks and a full description of the Trust’s policies and procedures regarding disclosure of the Fund’s portfolio holdings. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

Information Statements

When there is a change of sub-adviser, an information statement about the new sub-adviser will be posted to the Trust’s web site within 90 days of the effective date of the new sub-advisory agreement.

How to Obtain Documents

The prospectuses, the SAI, information statements and other regulatory documents of the Trust, once filed, are available, free of charge, on the Trust’s website (www.pacificlife.com/pacificselectfund.html). You may also call or write for a free copy of these documents.

Portfolio Holdings Information

The Fund’s unaudited portfolio holdings information can be found at www.PacificLife.com/PacificSelectFundMonthlyHoldings.html. Month-end portfolio holdings for the Fund are generally posted approximately three to five business days following month end. There may be an additional delay as indicated on the website. The investment adviser reserves the right to post holdings for the Fund more frequently than monthly but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law.

How to Contact the Trust

If you have questions about the Fund or would like to obtain a copy of the Fund’s prospectus, SAI or annual or semi-annual report at no cost, you may send an email request to PSFdocumentrequest@pacificlife.com or contact:

Pacific Life Annuity Contract Owners: 1-800-722-4448
6 a.m. through 5 p.m. Pacific time, Monday through Friday

Annuity Financial Advisors: 1-800-722-2333
6 a.m. through 5 p.m. Pacific time, Monday through Friday

Pacific Life Insurance Policy Owners: 1-800-347-7787
5 a.m. through 5 p.m. Pacific time, Monday through Friday

PL&A Annuity Contract Owners: 1-800-748-6907
6 a.m. through 5 p.m. Pacific time, Monday through Friday

PL&A Life Insurance Policy Owners: 1-888-595-6997
5 a.m. through 5 p.m. Pacific time, Monday through Friday

Website: www.PacificLife.com

How to Contact the U.S. Securities and Exchange Commission

You may also access reports and other information about the Fund on the EDGAR Database on the Commission’s Internet site at www.sec.gov and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

SEC file number 811-05141

A registration statement relating to the PD Mid-Cap Index Portfolio has been filed with the U.S. Securities and Exchange Commission (“SEC”) but has not yet become effective. The information in this Statement of Additional Information is not complete and may be changed. The PD Mid-Cap Index Portfolio may not be sold until the registration statement is effective. This Statement of Additional Information is not an offer to sell shares of this Fund and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION. THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION

IS NOT COMPLETE AND MAY BE CHANGED.

PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

Dated [    ] for the PD Mid-Cap Index Portfolio and

Dated May 1, 2020 for all other Funds

Pacific Select Fund (the “Trust”) is an open-end investment management company that is comprised of the following funds (each a “Fund,” together the “Funds”).

U.S. Fixed Income Funds (Class I and Class P Shares)
Core Income Portfolio	High Yield Bond Portfolio	Short Duration Bond Portfolio
Diversified Bond Portfolio	Inflation Managed Portfolio
Floating Rate Income Portfolio	Managed Bond Portfolio
International Fixed Income Fund (Class I and Class P Shares)
Emerging Markets Debt Portfolio
U.S. Equity Funds (Class I and Class P Shares)
Comstock Portfolio	Large-Cap Value Portfolio	Small-Cap Growth Portfolio (formerly named
Dividend Growth Portfolio	Main Street® Core Portfolio	Developing Growth Portfolio)
Equity Index Portfolio	Mid-Cap Equity Portfolio	Small-Cap Index Portfolio
Focused Growth Portfolio	Mid-Cap Growth Portfolio	Small-Cap Value Portfolio
Growth Portfolio	Mid-Cap Value Portfolio	Value Advantage Portfolio
Large-Cap Growth Portfolio	Small-Cap Equity Portfolio
International Equity Funds (Class I and Class P Shares)
Emerging Markets Portfolio	International Equity Income Portfolio	International Large-Cap Portfolio
International Small-Cap Portfolio	International Value Portfolio
Sector Funds (Class I and Class P Shares)
Health Sciences Portfolio	Real Estate Portfolio*	Technology Portfolio*
Asset Allocation/Balanced Funds (Class I, Class P and Class D Shares)
PSF DFA Balanced Allocation Portfolio+ Pacific Dynamix - Conservative Growth Portfolio^ Pacific Dynamix - Moderate Growth Portfolio^ Pacific Dynamix - Growth Portfolio^	Portfolio Optimization Conservative Portfolio^ Portfolio Optimization Moderate-Conservative Portfolio^ Portfolio Optimization Moderate Portfolio^	Portfolio Optimization Growth Portfolio^ Portfolio Optimization Aggressive-Growth Portfolio^
Pacific Dynamix Underlying Funds (Class P Shares only)
PD 1-3 Year Corporate Bond Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Value Index Portfolio
PD Aggregate Bond Index Portfolio	PD Mid-Cap Index Portfolio	PD Emerging Markets Portfolio
PD High Yield Bond Market Portfolio	PD Small-Cap Growth Index Portfolio	PD International Large-Cap Portfolio
PD Large-Cap Growth Index Portfolio

*        Classified as a non-diversified Fund. All other Funds are classified as diversified.

+        Offers Class D and Class P shares only

^         Offers Class I and Class P shares only

The Trust’s investment adviser is Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). This Statement of Additional Information (“SAI”) has been filed with the U.S. Securities and Exchange Commission (“SEC”) as part of the Trust’s Registration Statement and is intended to supplement the information provided to investors in the Trust’s prospectuses and summary prospectuses (as applicable) dated [   ] for the PD Mid-Cap Index Portfolio and dated May 1, 2020 for all other Funds and any supplements thereto (“Prospectus” or “Prospectuses”). Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Prospectuses and retained for future reference. The entire content of this SAI is incorporated by reference into the Prospectuses. A copy of the Trust’s Annual Reports dated December 31, 2019 and/or the Prospectuses, may be obtained free of charge from the Trust at the Internet website address or telephone numbers listed below.

Distributor: Pacific Select Distributors, LLC	Adviser: Pacific Life Fund Advisors LLC
700 Newport Center Drive	700 Newport Center Drive

P.O. Box 9000	P.O. Box 9000
Newport Beach, CA 92660	Newport Beach, CA 92660

Pacific Life Annuity Contract Owners: 1-800-722-4448	Pacific Life Annuity Financial Professionals: 1-800-722-2333
Pacific Life Insurance Policy Owners: 1-800-347-7787	PL&A Life Insurance Policy Owners: 1-888-595-6997
Pacific Life & Annuity Company (“PL&A”) Annuity Contract Owners: 1-800-748-6907

Website: www.PacificLife.com/PacificSelectFund.html

TABLE OF CONTENTS

INTRODUCTION	1
ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS	1
Core Income Portfolio	1
Diversified Bond Portfolio	1
Floating Rate Income Portfolio	2
High Yield Bond Portfolio	2
Inflation Managed Portfolio	2
Managed Bond Portfolio	3
Short Duration Bond Portfolio	3
Emerging Markets Debt Portfolio	3
Comstock Portfolio	3
Dividend Growth Portfolio	3
Equity Index Portfolio	4
Focused Growth Portfolio	4
Growth Portfolio	4
Large-Cap Growth Portfolio	4
Large-Cap Value Portfolio	5
Main Street Core Portfolio	5
Mid-Cap Equity Portfolio	5
Mid-Cap Growth Portfolio	5
Mid-Cap Value Portfolio	6
Small-Cap Equity Portfolio	6
Small-Cap Growth Portfolio (formerly named Developing Growth Portfolio)	6
Small-Cap Index Portfolio	6
Small-Cap Value Portfolio	6
Value Advantage Portfolio	7
Emerging Markets Portfolio	7
International Equity Income Portfolio	7
International Large-Cap Portfolio	7
International Small-Cap Portfolio	7
International Value Portfolio	7
Health Sciences Portfolio	8
Real Estate Portfolio	8
Technology Portfolio	9
PSF DFA Balanced Allocation Portfolio	9
Pacific Dynamix Portfolios	9
Portfolio Optimization Portfolios	9
PD 1-3 Year Corporate Bond Portfolio	9
PD Aggregate Bond Index Portfolio	10
PD High Yield Bond Market Portfolio	10
PD Large-Cap Growth Index Portfolio	10
PD Large-Cap Value Index Portfolio	10
PD Mid-Cap Index Portfolio	10
PD Small-Cap Growth Index Portfolio	11
PD Small-Cap Value Index Portfolio	11
PD Emerging Markets Portfolio	11
PD International Large-Cap Portfolio	12
Diversification Versus Non-Diversification	12
ADDITIONAL INFORMATION ON UNDERLYING FUNDS	13
DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS	14
Equity Securities	14
Real Estate Investment Trusts (“REITs”)	14
Initial Public Offering (“IPO”) and Secondary Offering	15
U.S. Government Securities	15

i

Inflation-Indexed Bonds	15
Mortgages and Mortgage-Related Securities	16
Mortgages (Directly Held)	16
Mortgage Pass-Through Securities	17
GNMA Certificates	17
FNMA and FHLMC Mortgage-Backed Obligations	17
Collateralized Mortgage Obligations (“CMOs”)	18
FHLMC Collateralized Mortgage Obligations	18
Commercial Mortgage-Backed Securities (“CMBS”)	18
Adjustable Rate Mortgage-Backed Securities (“ARMBSs”)	19
Other Mortgage-Related Securities	19
CMO Residuals	19
Planned Amortization Class Certificates (“PACs”) and Support Bonds	20
Stripped Mortgage-Backed Securities (“SMBS”)	20
Mortgage Dollar Rolls	20
Other Asset-Backed Securities	20
Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”)	21
Linked Securities	21
Equity-Linked, Debt-Linked and Index-Linked Securities	21
Currency-Indexed Securities	21
Event-Linked Bonds	21
Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind (“PIK”) Bonds	22
High Yield/High Risk Bonds	22
Obligations of Stressed, Distressed and Bankrupt Issuers	23
Participation on Creditor’s Committees	24
Bank Obligations	24
Exchange Traded Notes (“ETNs”)	25
Trust Preferred Securities	25
Delayed Funding Loans and Revolving Credit Facilities	25
Loan Participations and Assignments	26
Junior Loans	28
Municipal Securities	28
Corporate Debt Securities	29
Tender Option Bonds	29
Variable and Floating Rate Securities	29
Custodial Receipts and Trust Certificates	29
Commercial Paper	30
Convertible Securities	30
Contingent Convertible Securities (“CoCos”)	31
Duration	32
Repurchase Agreements	33
Borrowing and Leveraged Transactions	33
Reverse Repurchase Agreements	33
Sale-Buybacks	34
Forward Commitment Agreements and When-Issued or Delayed Delivery Securities	34
Forward Volatility Agreements.	34
Standby Commitment Agreements	34
Short Sales	34
Short Sales Against the Box	35
Restricted and Unregistered Securities	35
Small-Capitalization Stocks	35
Foreign Securities	36
Emerging Markets	37
Frontier Markets	37

Supranational Entities	37
Eurozone Risk	38
Passive Foreign Investment Companies (“PFIC”)	38
Investments in Other Investment Company Securities	38
ETFs	39
Business Development Company (“BDC”)	39
Money Market Funds	39
Derivatives	40
Foreign Currency Transactions and Forward Foreign Currency Contracts	41
Transaction Hedge	41
Position Hedge	41
Cross Hedge	41
Proxy Hedge	41
Non-Hedged Exposure	41
Options	42
Purchasing and Writing Options on Securities	42
Purchasing and Writing Options on Stock Indices	43
Risks of Options Transactions	43
Spread Transactions	44
Yield Curve Options	44
Options on Foreign Currencies	44
Futures Contracts and Options on Futures Contracts	45
Futures on Securities	46
Interest Rate Futures	46
Stock Index Futures	46
Currency Futures	46
Commodity Futures Contracts	46
Futures Options	47
Options on Currency Futures	47
Risks Associated with Futures and Futures Options	47
Foreign Currency Futures and Options Thereon	48
Swap Agreements and Options on Swap Agreements	48
Risks of Swap Agreements	50
Structured Investments and Hybrid Instruments	50
Credit-Linked Securities	50
Commodity-Linked Notes	51
Structured Notes and Indexed Securities	51
Master Limited Partnerships (“MLPs”	51
Warrants and Rights	51
Voluntary Actions	52
Roll Transactions	52
Cybersecurity Risk	52
Regulatory and Legal Risk	52
INVESTMENT RESTRICTIONS	52
Fundamental Investment Restrictions	52
Non-Fundamental Investment Restrictions	54
ORGANIZATION AND MANAGEMENT OF THE TRUST	55
Management Information	55
Interested Persons	55
Independent Trustees	56
Board of Trustees	57
The Role of the Board	57
Board Structure, Leadership	57
Board Oversight of Risk Management	57
Information about Each Trustee’s Qualification, Experience, Attributes or Skills	58

Committees	58
Deferred Compensation Plan	59
Management Ownership	59
Beneficial Interest of Trustees	59
Compensation	60
Investment Adviser	60
SEC Exemptive Order	61
Investment Advisory Fee Schedules	61
Investment Advisory Fees Paid or Owed	63
Other Expenses of the Trust	65
Distribution and/or Service Plans	65
INFORMATION ABOUT THE MANAGERS	67
Management Firms	67
Compensation Structures and Methods	70
Other Accounts Managed	83
Material Conflicts of Interest	89
Beneficial Interest of Portfolio Managers	105
DISTRIBUTION OF TRUST SHARES	105
PURCHASES AND REDEMPTIONS	105
EXCHANGES AMONG THE FUNDS	106
PORTFOLIO TRANSACTIONS AND BROKERAGE	106
Investment Decisions	106
Brokerage and Research Services	106
Portfolio Turnover	110
Disclosure of Portfolio Holdings	111
NET ASSET VALUE (“NAV”)	112
PERFORMANCE INFORMATION	112
TAXATION	112
Distributions	114
OTHER INFORMATION	114
Capitalization	114
Shareholder and Trustee Liability	114
Control Persons and Principal Holders of Securities	114
Voting Rights	120
Custodian and Transfer Agency and Dividend Disbursing Services	120
Financial Statements	120
Independent Registered Public Accounting Firm	120
Counsel	120
Code of Ethics	120
Proxy Voting Policies and Procedures	121
How shares will be voted by the PSF DFA Balanced Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios	121
Registration Statement	121
APPENDICES
Description of Fixed Income/Debt Instrument Ratings	Appendix A
Proxy Voting Policies and Procedures for each of the following Managers:
AB	Appendix B
Ashmore	Appendix C
BlackRock	Appendix D
Boston Partners	Appendix E
Cadence	Appendix F
ClearBridge	Appendix G

DFA	Appendix H
Franklin	Appendix I
Invesco	Appendix J
Ivy	Appendix K
Janus	Appendix L
JPMorgan	Appendix M
MFS	Appendix N
Pacific Asset Management	Appendix O
PIMCO	Appendix P
PLFA	Appendix Q
Principal REI	Appendix R
QS Investors	Appendix S
Scout	Appendix T
SSGA FM	Appendix U
T. Rowe Price	Appendix V
Wellington	Appendix W
Western Asset	Appendix X

v

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses and provides additional information about the Funds and the Trust. The more detailed information contained herein is intended for investors who have read the Prospectuses and are interested in additional information about the Funds and the Trust.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

The investment goal and principal investment strategies of each Fund are described in the Prospectuses. The following descriptions and the information in the “Investment Restrictions” section provide more detailed information on additional investment policies and investment strategies for each Fund and are intended to supplement the information provided in the Prospectuses. The Adviser may, in consultation with the relevant sub-adviser/management firm (“Manager”), revise investment policies, strategies and restrictions for a Fund other than fundamental policies of a Fund. Any percentage limitations noted, unless otherwise specified, are based on market value at the time of investment. If net assets are not specified, then percentage limits refer to total assets. Net assets are assets in each Fund, minus any liabilities. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities. The Adviser and each Manager may rely on existing or future laws, rules, exemptive orders, and no-action or interpretive positions adopted by the SEC staff (or Commodity Futures Trading Commission (“CFTC”) or other regulatory or self-regulatory agency) in determining whether their actions are in compliance with applicable laws and rules.

The funds in which the PSF DFA Balanced Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios (each, a “Fund-of-Funds” and together, the “Funds-of-Funds”) invest are each generally referred to as an “Underlying Fund” or collectively as “Underlying Funds” in this SAI. When referring only to those Underlying Funds in which the Pacific Dynamix Portfolios invest, the term “Pacific Dynamix Underlying Funds” is used. When referring only to those Underlying Funds in which the PSF DFA Balanced Allocation Portfolio may invest (which are not Funds of the Trust), the term “DFA Underlying Funds” is used.

Unless otherwise noted, a Fund may invest in other types of securities and investments and/or the Adviser or Manager may use other investment strategies in managing the Funds, which include those securities, investments and investment techniques not specifically noted or prohibited in the Prospectuses or this SAI that the Adviser or Manager reasonably believes are compatible with the investment goals and policies of that Fund.

Unless otherwise noted, a Fund may lend up to 33 1/3% of its assets to broker-dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities.

A Fund may invest up to 25% of its assets in privately issued mortgage-related securities (i.e., mortgage-related securities which are issued by parties other than the U.S. government or its agencies or instrumentalities). A Fund may invest up to 25% of its assets in other privately issued asset-backed securities (excluding privately issued mortgage-related securities, which are included in the limitation on privately issued mortgage-related securities).

Each Manager may, in addition to other permissible investments, invest in money market funds, including those it manages, as a means of return on cash, as permitted by the Investment Company Act of 1940 (“1940 Act”) and rules promulgated thereunder.

If a Fund takes a temporary defensive position as described in the General Investment Information section of the Prospectus, it may temporarily invest (partially or extensively) in U.S. government securities such as U.S. Treasuries, money market instruments (short-term high-quality instruments) and/or cash equivalents (overnight investments). In addition, a Fund may invest cash balances in such instruments at any time.

Core Income Portfolio

For more information on the Fund’s principal investments in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: collateralized mortgage obligations (“CMOs”); commercial mortgage backed securities (“CMBS”); convertible securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed markets denominated in a foreign currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities. The Fund may also invest up to 5% of its assets in common stocks.

Diversified Bond Portfolio

For more information on the Fund’s principal investments in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: contingent convertible securities; municipal securities; U.S. Treasury Inflation Protected Securities (“TIPS”); American Depositary Receipts (“ADRs”); European Depositary Receipts (“EDRs”); Global Depositary Receipts (“GDRs”); total return swaps; equity securities; preferred stocks; collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); collateralized loan obligations (“CLOs”); securities issued by other investment companies; zero coupon and payment-in-kind (“PIK”) securities; commercial paper and other short term investments; structured notes; loan participations and assignments; bank obligations; repurchase and reverse repurchase agreements. The Fund may also invest up to 5% of its assets in each of the following: short sales and short sales against the box.

Floating Rate Income Portfolio

For more information on the Fund’s principal investments in floating rate loans and its investments in other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussions under “High Yield/High Risk Bonds” and “Loan Participations and Assignments.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: investment grade debt securities; warrants and equity securities in connection with the Fund’s investments in senior loans or other debt instruments; senior loans, of which the interest rates are fixed and do not float or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rate; senior subordinated bridge loans, senior secured bonds, senior unsecured bonds and unsecured or subordinated bonds, all of varying qualities and maturities, and all of which may be fixed or floating rate; other floating rate debt instruments, such as notes and asset-backed securities (including special purpose trusts investing in bank loans); loans or other debt instruments that pay-in-kind (“PIK”), which are loans or other debt instruments that pay interest through the issuance of additional securities; credit default swaps; and other investment companies, including exchange-traded funds (“ETFs”) and closed-end funds which invest in floating rate instruments. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

High Yield Bond Portfolio

The Fund invests principally in debt securities (including corporate debt securities) rated Ba or lower by Moody’s Investor Service, Inc. (“Moody’s”), or BB or lower by Standard and Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. government securities (including securities of U.S. agencies and instrumentalities); bank obligations; loan participations and assignments; floating rate loans; commercial paper; mortgage-related securities; asset-backed securities; forward commitment agreements; when-issued securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; and debt securities of foreign issuers denominated in foreign currencies, foreign government and international agencies, including emerging market countries, and foreign branches of U.S. banks. The Fund may also invest up to 10% of its assets in common stocks (including warrants and including up to 5% in non-dividend paying common stocks). In seeking a high level of current income, managing the Fund’s duration, or reducing principal volatility, the Fund may purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon; enter into interest rate, interest rate index, credit default, and currency exchange rate swap agreements; and invest up to 5% of its assets in spread transactions. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Inflation Managed Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: contingent convertible securities; bank obligations; when-issued securities; and repurchase and reverse repurchase agreements. The Fund may invest up to 5% of its net assets in event-linked bonds. The Fund may also invest up to 5% of its assets in municipal securities. The Fund may also engage in short sales and short sales against the box, as part of its overall portfolio management strategies to offset a potential decline in the value of a security. In addition, the Fund may invest up to 10% of its assets in preferred stock. The Fund may invest up to 10% of its assets in debt securities rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the sub-adviser (except that with respect to such 10% limitation, the Fund may invest in mortgage-related securities rated below B by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the sub-adviser). The Fund, except as provided above, may invest only in securities rated investment grade, or if unrated, are of comparable quality as determined by the sub-adviser. The dollar-weighted average quality of all debt securities held by the Fund will be A or higher. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings.

Managed Bond Portfolio

For more information on the Fund’s principal investments in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: contingent convertible securities; bank obligations; and repurchase and reverse repurchase agreements. The Fund may invest up to 5% of its net assets in event-linked bonds. The Fund may also invest up to 5% of its assets in municipal securities. The Fund may also engage in short sales and short sales against the box, as part of its overall portfolio management strategies to offset a potential decline in the value of a security. In addition, the Fund may invest up to 10% of its total assets in equity related securities and preferred stock. Equity-related securities share characteristics of both debt and equity, such as convertible securities.

Short Duration Bond Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: real estate mortgage investment conduits (“REMICs”); zero coupon bonds; payment-in-kind bonds (“PIKs”); variable and floating rate securities; Eurobonds; and preferred stock. The Fund may also engage in short sales against the box and invest up to 5% of its assets in each of the following: credit default swaps; foreign denominated securities and municipal securities. The Fund may invest up to 5% of its assets in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. The Fund may purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest, on yield curves and on futures contracts, foreign currencies, and swap agreements.

The Fund may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Emerging Markets Debt Portfolio

For more information on the Fund’s principal investments in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: bank capital securities and obligations; commercial paper; convertible securities; credit-linked trust certificates; delayed funding loans and revolving credit facilities; distressed securities; equity securities, including securities of other investment companies, such as ETFs and other pooled investment vehicles; floating rate bank loans and debt instruments; hybrid instruments; illiquid securities; inflation-indexed bonds; preferred stock; U.S. government securities; warrants; when-issued and delayed delivery transactions; zero-coupon bonds; frontier market securities; and step-ups and PIK securities. The Fund may also invest non-principally in derivatives such as option contracts, participation notes, options on futures contracts (including on foreign currency), short sales and credit spread trades. These derivatives may be used to attempt to mitigate various risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to the particular underlying reference asset as a substitute for direct investment in the reference asset. The Fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may also invest up to 5% of its assets in short sales against the box.

Comstock Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: small-capitalization companies; emerging market securities; commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations. The Fund may also enter into futures contracts to provide equity exposure. The Fund may also invest up to 10% of its assets in high quality short-term debt securities and investment grade corporate debt securities to provide liquidity. The Fund may also invest up to 5% of its assets in warrants.

Dividend Growth Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. dollar-denominated corporate debt securities of domestic and foreign issuers; convertible securities; preferred stock; U.S. government securities; bank obligations; warrants; when-issued securities; commercial paper; repurchase agreements; reverse repurchase agreements; and initial public offerings (“IPOs”). The Fund may also enter into futures contracts to provide equity exposure. The Fund may also purchase other investment company securities. See “Investments in Other Investment Company Securities” for more information. The Fund may not invest in variable and floating rate securities.

Equity Index Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may non-principally enter into: stock index futures, purchase options on stock indices, and options on stock index futures that are based on stock indices which the Fund attempts to track or which tend to move together with stocks included in the index. The Fund may also enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. In connection with the use of derivative instruments, the Fund may also enter into short sales in order to adjust the weightings of particular securities, represented in a derivative to more accurately reflect the securities weightings in the target index. The Fund may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; forward commitment agreements; when-issued securities; reverse repurchase agreements; and up to 5% in rights. The Fund may also invest in securities, issued by other investment companies, including ETFs. The Fund may also invest in warrants; however, not more than 5% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. Temporary investments are not made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Fund invests. The Fund may not invest in restricted securities (including private placements).

Focused Growth Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Fund is also permitted to invest in ADRs, EDRs, and GDRs, and in debt securities, including bonds that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. The Fund may also engage in short sales against the box.

In addition to the derivatives and other techniques described in the Prospectus, the Fund may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including eurodollar instruments. The Fund may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Fund may also engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter (“OTC”). The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

Growth Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: warrants, however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; forward commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Fund may also invest in small-capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade, or if unrated, are of comparable quality as determined by the sub-adviser. The Fund may also invest up to 10% of its assets in bonds that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. The Fund may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indices, and foreign currencies. In addition, the Fund may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in forward foreign currency contracts and foreign currency transactions. The Fund may also purchase ADRs, EDRs, GDRs, and other types of receipts evidencing ownership of the underlying foreign securities.

Large-Cap Growth Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. government securities, its agencies and instrumentalities; bank and corporate debt securities, which may be denominated in any currency; repurchase agreements; reverse repurchase agreements; private placements; securities issued by other investment companies, including ETFs; convertible securities; warrants; rights; depositary receipts, including ADRs, EDRs, GDRs and other types of receipts evidencing ownership of the underlying foreign securities; exchange-traded index securities; short sales against the box; loan participations; when-issued securities; mortgage-backed securities; and asset-backed securities. The Fund may invest up to 5% of its assets in each of the following: forward currency contracts to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers; limited partnerships that are publicly traded on a securities exchange; preferred stock; IPOs; restricted securities and other unregistered securities. The Fund may also enter into futures contracts to provide equity exposure.

Large-Cap Value Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: short-term debt securities, such as repurchase agreements, commercial paper, U.S. government securities, including securities of agencies or instrumentalities of the U.S. government, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Fund is also permitted to invest in: mortgage-related securities; small-capitalization stocks; unseasoned issuers; variable and floating rate securities; forward commitment agreements; when-issued securities; illiquid securities; debt securities and securities that can be converted into equity securities. The Fund may also invest in high yield/high risk convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield/high risk non-convertible debt securities. The Fund may invest up to 5% of its assets (no limit on non-investment grade convertible securities) in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. The Fund may also engage in short sales against the box. The Fund may also enter into futures contracts to provide equity exposure.

Main Street Core Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: common stocks of small companies and in companies located outside the U.S. including emerging market countries and in ADRs; convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; forward commitment agreements; when-issued securities; and other debt securities including, but not limited to high yield/high risk debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. The Fund may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The Fund may also enter into futures contracts to provide equity exposure. The Fund may invest up to 5% in securities issued by other investment companies, including ETFs. The Fund may also invest up to 5% in Master Limited Partnerships.

To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Fund may invest in: money market instruments, including U.S. government securities, short-term bank obligations rated in the highest two rating categories by Moody’s, S&P or Fitch, or if unrated, are of comparable quality as determined by the sub-adviser; certificates of deposit; time deposits; loans or credit agreements; bankers’ acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s, S&P or Fitch, or if unrated, are of comparable quality as determined by the sub-adviser.

Mid-Cap Equity Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: large-capitalization companies; small-capitalization companies; preferred stocks; securities convertible into or exchangeable for common stocks; repurchase agreements; reverse repurchase agreements; forward commitment agreements; when-issued securities; and up to 5% of its assets in rights. The Fund may also invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may also purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies). The Fund may invest up to 5% of its assets in each of the following: private placements, short sales and short sales against the box. The Fund may also enter into futures contracts to provide equity exposure.

Mid-Cap Growth Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; and PIK bonds. The Fund will not invest more than 10% of its assets in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-

adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. The Fund may also engage in short sales and short sales against the box.

The Fund may also invest up to 10% of its assets collectively in: futures, options, forward contracts and swaps to seek to enhance investment returns, hedge existing positions, provide equity exposure, as a substitute for securities, or to increase or reduce market or credit exposure. The Fund may also invest in ETFs as a means of gaining exposure to a particular segment of the market.

The Fund may invest up to 5% of its assets in each of the following: convertible securities and warrants. The Fund may also invest in, but is not currently anticipated to use: corporate asset-backed securities; indexed securities; structured products; and dollar-denominated foreign debt securities. In addition, the Fund may not invest in Brady Bonds and reverse repurchase agreements.

Mid-Cap Value Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: initial public offerings; when-issued securities; forward commitments; rights; and warrants. The Fund may also invest in U.S. government securities and in securities issued by other investment companies, including ETFs.

Small-Cap Equity Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: investments in other investment companies; debt securities including but not limited to U.S. government securities; zero coupon bonds; step coupon bonds; PIKs; mortgage-related securities (including stripped mortgage-backed securities) as well as lower quality debt securities; asset-backed securities; CMOs; foreign securities including EDRs and GDRs (for the BlackRock managed portion of the Fund only); forward commitment agreements and when-issued securities. The Fund may also engage in short sales and short sales against the box; repurchase agreements; reverse repurchase agreements; emerging market countries; and equity IPOs. The Fund may also enter into index futures and index options contracts (derivatives) to provide equity exposure. The Fund may invest up to 5% of its assets in structured notes, trade claims, rights or warrants of which up to 2% can be in warrants not listed on the New York Stock Exchange (“NYSE”) or NYSE American Exchange.

Small-Cap Growth Portfolio (formerly named Developing Growth Portfolio)

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; U.S. government securities and securities of U.S. government agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; forward commitment agreements; warrants and rights; when-issued securities; IPOs; and illiquid and restricted securities. The Fund may also invest up to 10% of its assets collectively in: U.S. dollar-denominated corporate debt securities of domestic issuers; U.S. dollar denominated debt securities of foreign issuers; and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade, or if unrated, are of comparable quality as determined by the sub-adviser. For more information on debt ratings, see Appendix A. The Fund may also invest in ETFs, or enter into futures or options contracts to provide equity exposure.

Small-Cap Index Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may non-principally enter into: stock index futures and options thereon and options on stock indices that are based on the Russell 2000 Index or other indices of small-capitalization companies. The Fund may enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Fund may also invest in foreign equity securities if such securities are U.S. exchange-listed and included in the Russell 2000 Index and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund is also permitted to invest in ADRs; repurchase agreements; rights; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; forward commitment agreements; when-issued securities; and securities that are convertible into common stock. The Fund may also invest in securities issued by other investment companies, including ETFs. In connection with the use of derivatives, the Fund may enter into short sales, in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index. The Fund may also maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000 Index. These investments will not be made in anticipation of a general decline in the market prices of stocks in which the Fund invests.

Small-Cap Value Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; convertible securities; ETFs; private placements; IPO investments; secondary offerings; U.S. government securities; bank obligations; when issued or delayed delivery securities; warrants; rights; and money market instruments. The Fund may also enter into futures contracts and options on futures contracts on stock indices to provide equity exposure. The Fund may also invest up to 10% of its assets in short-term debt obligations.

Value Advantage Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: derivatives; convertible securities; trust preferred stock; debt instruments, including Treasury receipts, U.S. government obligations, bank obligations, short-term funding agreements, and commercial paper; specific equity-related investments such as warrants and rights, initial public offerings, and preferred stock; investment company securities including master limited partnerships and ETFs; illiquid and restricted securities (such as private placements); securities issued in connection with reorganizations and corporate restructurings; debt instruments, including corporate debt securities, high yield/high risk bonds, inflation-indexed bonds, variable and floating rate instruments, zero coupon bonds, loan participations and assignments; repurchase agreements; reverse repurchase agreements; municipal securities; inverse floating rate instruments (i.e., inverse floaters); demand features; other asset-backed securities and may engage in short sales and short sales against the box; and enter into various swap arrangements or related swap products, including synthetic variable rate instruments and credit default swaps.

Emerging Markets Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. government securities; high quality debt securities; money market obligations; and cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Fund may also invest in: non-convertible debt securities denominated in foreign currencies; small-capitalization stocks, including small and unseasoned companies; equity index swap agreements; equity-linked securities; GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; convertible securities; securities issued in connection with reorganizations and corporate restructurings; domestic securities; corporate debt securities of foreign companies in developed and developing countries; debt securities of foreign governments in developed and developing countries; restricted securities and unregistered securities; repurchase agreements; reverse repurchase agreements; forward commitment agreements; and when-issued securities. The Fund is also permitted to invest in other investment companies, including Optimized Portfolios as Listed Securities (“OPALS”). The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Fund may also invest may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Fund may also invest in corporate debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”) (although it may not invest in securities rated C or lower), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. The Fund may also use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Fund’s investment goal.

International Equity Income Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: depositary receipts such as ADRs and GDRs, and securities issued by other investment companies. The Fund may also invest in futures contracts to seek to hedge against currency fluctuations.

International Large-Cap Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; convertible securities; warrants and rights; repurchase agreements; other investment companies (open-end and/or closed-end funds); and short-term instruments, including U.S. government securities; commercial paper and bank obligations. The Fund may also enter into futures contracts to provide equity exposure and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations, or to otherwise help achieve the Fund’s investment goal.

International Small-Cap Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: cash and repurchase agreements; short-term instruments, including U.S. government securities and U.S. dollar-denominated debt securities of domestic issuers with maturities of one year or less for liquidity and reserves only; commercial paper; bank obligations; securities convertible into or exchangeable for common stock; depositary receipts such as ADRs; and up to 5% of its assets in emerging markets securities not included in the Fund’s benchmark. The Fund may also invest in securities issued by other investment companies. The Fund may also enter into futures contracts to provide equity exposure.

International Value Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: convertible securities; GDRs and EDRs; rights and warrants; instruments of supranational entities denominated in foreign currencies; semi-governmental securities; non-convertible debt securities denominated in foreign currencies; purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; currency swaps and currency futures contracts; and repurchase agreements. The Fund’s investments in convertible securities are not subject to the limitations described in the “Bank Obligations” section. The Fund may engage in foreign currency transactions. The Fund may also invest up to 5% of its assets in each of the following: preferred stock, 144A securities, short sales and short sales against the box. The Fund may also enter into futures contracts to provide equity exposure and invest in foreign currency options, which are purchased or sold to hedge against currency fluctuations and may use currency forwards to gain or increase exposure to various currency markets, including for the purpose of managing the Fund’s currency exposures relative to its benchmark’s currency exposures. The Fund may also invest in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade, or if unrated, are of comparable quality as determined by the sub-adviser. In addition, the Fund may invest up to 5% of its assets in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings.

Health Sciences Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; Standard & Poor’s Depositary Receipts (“SPDRs”); when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Fund may engage in short sales and short sales against the box. The Fund may also invest in U.S. dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. and foreign banks. The Fund limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Fund’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S. The Fund may also invest in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”) (although it may not invest in securities rated lower than Caa by Moody’s or CCC by S&P or Fitch), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. The Fund may also invest up to 5% of its assets in options contracts, which the sub-adviser may use to seek to enhance the return to the Fund. The Fund may also enter into futures contracts to provide equity exposure. The Fund may also invest in private securities; various business ventures, including partnerships and joint ventures; IPOs; ETFs; structured notes; and money market instruments. The Fund may also borrow money; purchase shares of affiliated investment companies; lend its securities to others for cash management purposes; and hold illiquid securities.

Real Estate Portfolio

The Fund is “non-diversified.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and international agencies. The Fund may also invest non-principally in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; forward commitment agreements; when-issued securities; preferred stock; and repurchase agreements. The Fund may also enter into futures contracts to provide equity exposure.

Because of the Fund’s policy of concentrating its investments in securities of issuers of real estate investment trusts (“REITs”) and in industries related to real estate, the Fund is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Fund are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and Real Estate Operating Companies (“REOCs”) to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

Technology Portfolio

The Fund is “non-diversified.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: debt securities; repurchase agreements; reverse repurchase agreements; IPOs; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; when-issued or delayed delivery securities; convertible and preferred securities; warrants; rights; ETFs; and illiquid securities. The Fund may also invest in U.S. dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. and foreign banks. The Fund limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Fund’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S. The Fund may also invest in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”) (although it may not invest in securities rated lower than Caa by Moody’s or CCC by S&P or Fitch), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. The Fund may invest in derivatives, including futures, forward contracts, options and swaps, primarily to increase or decrease exposure to a particular market, segment of the market or security.

PSF DFA Balanced Allocation Portfolio

The Fund will generally limit its investments to shares of the DFA Underlying Funds, U.S. government securities and short-term debt instruments, although the Fund may invest in securities such as money market instruments and other unaffiliated investment companies for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules, orders or guidance of the SEC.

Pacific Dynamix Portfolios

The Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth and Pacific Dynamix - Growth Portfolios (together, the “Pacific Dynamix Portfolios”) will generally limit their investments to Class P shares of the Pacific Dynamix Underlying Funds, U.S. government securities and short-term debt instruments, although the Pacific Dynamix Portfolios may invest in securities such as money market instruments and unaffiliated investment companies for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules, orders or guidance of the SEC.

Portfolio Optimization Portfolios

The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (together, the “Portfolio Optimization Portfolios”) will generally limit their investments to Class P shares of the Underlying Funds, U.S. government securities and short-term debt instruments, although the Portfolio Optimization Portfolios may invest in securities such as money market instruments and unaffiliated investment companies for temporary defensive purposes, or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules, orders or guidance of the SEC.

PD 1-3 Year Corporate Bond Portfolio

This Fund is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: variable and floating rate debt securities; zero coupon, pay-in-kind and deferred payment securities; money market instruments including short-term obligations of foreign sovereign governments, supranational obligations, bank obligations, commercial paper and repurchase agreements. The Fund may also invest in money market funds, including those managed by SSGA FM, as a means of return on cash as permitted by the 1940 Act and rules promulgated thereunder.

PD Aggregate Bond Index Portfolio

This Fund is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: obligations of industrial, banking and other financial issuers; municipal bonds and notes; mortgage-related securities including CMOs and REMICs; variable and floating rate debt securities; asset-backed securities; zero coupon, pay-in-kind and deferred payment securities; money market instruments including short-term obligations of foreign sovereign governments, supranational obligations, bank obligations, commercial paper and repurchase agreements. The Fund may also invest in money market funds, including those managed by SSGA FM, as a means of return on cash as permitted by the 1940 Act and rules promulgated thereunder.

PD High Yield Bond Market Portfolio

This Fund is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: non-investment grade debt securities (including corporate debt securities, medium term notes and 144A securities), or if unrated, securities which are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. government securities (including securities of U.S. government agencies and instrumentalities); mortgage-backed and asset-backed securities; debt of trusts collateralized with bonds; trusts collateralized with leveraged loans; traded loans; participation certificates; sovereign and supranational debt; and repurchase agreements. The Fund may also invest in money market funds, including those managed by SSGA FM, as a means of return on cash as permitted by the 1940 Act and rules promulgated thereunder. The Fund may invest in debt securities convertible into equity securities, including REIT common stock and depositary shares. The Fund may also directly hold equity securities, including common stock, REIT common stock, ADRs, EDRs and GDRs, preferred stock and warrants.

PD Large-Cap Growth Index Portfolio

This Fund is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment strategies described in the Prospectus, the Fund may non-principally enter into: stock index futures, options on stock indices, and options on stock index futures that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index. The Fund may also enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure. The Fund may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; forward commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies, including ETFs; and up to 5% in rights. The Fund may also invest in warrants; however, not more than 5% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. The Fund may not invest in restricted securities (including private placements).

PD Large-Cap Value Index Portfolio

This Fund is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment strategies described in the Prospectus, the Fund may non-principally enter into: stock index futures, options on stock indices, and options on stock index futures that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index. The Fund may also enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure. The Fund may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; forward commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies, including ETFs; and up to 5% in rights. The Fund may also invest in warrants; however, not more than 5% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. The Fund may not invest in restricted securities (including private placements).

PD Mid-Cap Index Portfolio

This Fund is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: stock index futures, options on stock indices, and options on stock index futures that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index. The Fund may also enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure. The Fund may use these derivatives to implement any allocation changes for a Pacific Dynamix Portfolio (including changes due to periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds) by obtaining exposure to desired investments.  The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments.  Accordingly, if the Fund uses such instruments it may have a higher portfolio turnover rate than as disclosed in its Fund Summary in its Prospectus.

The Fund may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; forward commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies, including ETFs; and up to 5% in rights. The Fund may also invest in warrants; however, not more than 5% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. The Fund may not invest in restricted securities (including private placements).  Although the Fund intends to invest at least 90% of its assets in securities of its benchmark index (the Russell Midcap Index) in the same proportion as each security’s benchmark weighting, with respect to the remainder of the Fund’s assets, the sub-adviser will utilize a “sampling” methodology.  Sampling involves investing in a representative sample of securities in the Russell Midcap Index that collectively has an investment profile similar to that of the Fund’s entire benchmark index.   The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Fund’s benchmark index.

PD Small-Cap Growth Index Portfolio

This Fund is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment strategies described in the Prospectus, the Fund may non-principally enter into: stock index futures and options thereon and options on stock indices that are based on the Russell 2000 Index or other indices of small-capitalization companies. The Fund may also enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure. The Fund may also invest in foreign equity securities if U.S. exchange listed and if they are included in the Russell 2000 Growth Index and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund is also permitted to invest in ADRs; repurchase agreements; rights; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; forward commitment agreements; when issued securities; other investment companies, including ETFs; and securities that are convertible into common stock. The Fund may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000 Growth Index.

PD Small-Cap Value Index Portfolio

This Fund is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment strategies described in the Prospectus, the Fund may non-principally enter into: stock index futures and options thereon and options on stock indices that are based on the Russell 2000 Index or other indices of small-capitalization companies. The Fund may also enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure. The Fund may also invest in foreign equity securities if U.S. exchange listed and if they are included in the Russell 2000 Value Index and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund is also permitted to invest in ADRs; repurchase agreements; rights; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; forward commitment agreements; when issued securities; other investment companies, including ETFs; and securities that are convertible into common stock. The Fund may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000 Value Index.

PD Emerging Markets Portfolio

This Fund is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: repurchase agreements; short-term instruments, including U.S. government securities; commercial paper and bank obligations. The Fund may purchase or sell futures contracts and options on futures contracts to adjust market exposure and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations, or to otherwise help achieve the Fund’s investment goal. The Fund may also enter into forward currency contracts to facilitate the settlement of anticipated or actual equity security purchases and to exchange one currency for another. Such contracts typically settle within five business days or less and are used primarily as a method to fund purchases of equity securities denominated in currencies other than U.S. dollars, to repatriate excess foreign currencies into U.S. dollars, or to sell foreign currencies that are not expected to be needed in the near future in exchange for other currencies that are expected to be used for future equity purchases. While currency hedging is not a principal investment strategy for the Fund, forward currency contracts that are entered into in connection with the foregoing activities may, but are not intended to, act as a Transaction Hedge during the duration of the forward contract. The Fund may invest up to 10% of its assets in Approved Market (countries that are approved by the sub-adviser as described in the Prospectus) equity securities that actively trade on OTC markets; or in shares of other investment companies (open and/or closed-end funds) that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. These investment companies may include ETFs and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the U.S., for purposes of gaining exposure to the equity markets while maintaining liquidity. From time to time, the Fund may receive warrants, rights and other derivative securities in connection with corporate actions. Pending the investment of new capital in Approved Markets securities, the Fund will typically invest in money market instruments or other highly liquid debt instruments including those denominated in U.S. dollars (including repurchase agreements). In addition, the Fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances.

Because the weight of each name in the Fund is generally based on the relative market capitalizations of eligible holdings, it is possible that the Fund might hold at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

PD International Large-Cap Portfolio

This Fund is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: repurchase agreements; and short-term instruments, including U.S. government securities; commercial paper and bank obligations. The Fund may purchase or sell futures contracts and options on futures contracts to adjust market exposure and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations, or to otherwise help achieve the Fund’s investment goal. The Fund may also enter into forward currency contracts to facilitate the settlement of anticipated or actual equity security purchases and to exchange one currency for another. Such contracts typically settle within five business days or less and are used primarily as a method to fund purchases of equity securities denominated in currencies other than U.S. dollars, to repatriate excess foreign currencies into U.S. dollars, or to sell foreign currencies that are not expected to be needed in the near future in exchange for other currencies that are expected to be used for future equity purchases. While currency hedging is not a principal investment strategy for the Fund, forward currency contracts that are entered into in connection with the foregoing activities may, but are not intended to, act as a Transaction Hedge during the duration of the forward contract. The Fund may invest up to 10% of its assets in Approved Market equity securities that actively trade on OTC markets; or in shares of other investment companies (open and/or closed-end funds) that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. These investment companies may include ETFs and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the U.S., for purposes of gaining exposure to the equity markets while maintaining liquidity. From time to time, the Fund may receive warrants, rights and other derivative securities in connection with corporate actions. Pending the investment of new capital in Approved Markets securities, the Fund will typically invest in money market instruments or other highly liquid debt instruments including those denominated in U.S. dollars (including repurchase agreements). In addition, the Fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances.

Because the weight of each name in the Fund is generally based on the relative market capitalizations of eligible holdings, it is possible that the Funds might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

Diversification Versus Non-Diversification

The cover of this SAI sets out which Funds are classified as “diversified” and which are classified as “non-diversified,” as described further below. Each non-diversified fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of the Fund’s assets are invested.

Diversified. The term “diversified” under the 1940 Act generally means that at least 75% of a Fund’s assets is to be represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities and, for purposes of this calculation, it may not invest in other securities if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities.

Non-diversified. The term “non-diversified” means that the proportion of a Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, there are certain Federal tax diversification requirements (for more information, see the “Taxation” section). Because a non-diversified fund may invest in a smaller number of companies than a diversified fund, an investment in a non-diversified fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Being classified as non-diversified does not prevent a Fund from being managed as though it were diversified. If a non-diversified Fund is managed in a diversified manner for three consecutive years, such Fund will be reclassified as diversified, and thereafter shareholder approval will be required to reserve freedom of action to operate that Fund as non-diversified.

ADDITIONAL INFORMATION ON UNDERLYING FUNDS

The following provides additional information regarding the Underlying Funds of the PSF DFA Balanced Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios.

As of May 1, 2020, the DFA Underlying Funds in which the PSF DFA Balanced Allocation Portfolio may invest are:

• DFA Intermediate Government Fixed Income Portfolio	• U.S. Large Cap Growth Portfolio
• DFA Intermediate-Term Extended Quality Portfolio	• U.S. Small Cap Growth Portfolio
• DFA Real Estate Securities Portfolio	• VA Global Bond Portfolio
• DFA Short-Term Extended Quality Portfolio	• VA International Small Portfolio
• Large Cap International Portfolio	• VA Short-Term Fixed Portfolio
• U.S. Core Equity 1 Portfolio	• VA U.S. Large Value Portfolio
• U.S. Core Equity 2 Portfolio	• VA U.S. Targeted Value Portfolio
• U.S. Large Company Portfolio

As of May 1, 2020, the Pacific Dynamix Underlying Funds in which each of the Pacific Dynamix Portfolios may invest are:

• PD 1-3 Year Corporate Bond Portfolio	• PD Large-Cap Growth Index Portfolio
• PD Aggregate Bond Index Portfolio	• PD Large-Cap Value Index Portfolio
• PD Emerging Markets Portfolio	• PD Small-Cap Growth Index Portfolio
• PD High Yield Bond Market Portfolio	• PD Small-Cap Value Index Portfolio
• PD International Large-Cap Portfolio

As of May 1, 2020, the Underlying Funds in which each of the Portfolio Optimization Portfolios may invest are:

• Comstock Portfolio	• Large-Cap Growth Portfolio
• Core Income Portfolio	• Large-Cap Value Portfolio
• Diversified Bond Portfolio	• Main Street Core Portfolio
• Dividend Growth Portfolio	• Managed Bond Portfolio
• Emerging Markets Debt Portfolio	• Mid-Cap Equity Portfolio
• Emerging Markets Portfolio	• Mid-Cap Growth Portfolio
• Equity Index Portfolio	• Mid-Cap Value Portfolio
• Floating Rate Income Portfolio	• Real Estate Portfolio
• Focused Growth Portfolio	• Short Duration Bond Portfolio
• Growth Portfolio	• Small-Cap Equity Portfolio
• High Yield Bond Portfolio	• Small-Cap Growth Portfolio (formerly named Developing
• Inflation Managed Portfolio	Growth Portfolio)
• International Equity Income Portfolio	• Small-Cap Index Portfolio
• International Large-Cap Portfolio	• Small-Cap Value Portfolio
• International Small-Cap Portfolio	• Value Advantage Portfolio
• International Value Portfolio

Effective [        ], 2020, the Pacific Dynamix Underlying Funds in which each of the Pacific Dynamix Portfolios may invest will include the PD Mid-Cap Index Portfolio.

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS

Below are descriptions of certain securities and investments that the Funds may use, subject to a particular Fund’s investment restrictions and other limitations, and their related risks as well as other risks to which a Fund may be exposed. Unless otherwise stated in the Prospectuses, many investment strategies, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that a Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

The investment strategies described below may be pursued directly by the Underlying Funds. As a general matter, the Funds-of-Funds do not invest directly in securities. However, the Funds-of-Funds are subject to the risks described below indirectly through their investment in their respective Underlying Funds.

Equity Securities

Common and preferred stocks represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

The value of a company’s stock may fall as a result of factors directly related to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are less directly related to the company or its industry, such as changes in interest rates or currency exchange rates.

Preferred stock generally has a greater priority to a company’s earnings and assets. A company generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt, and dividends on preferred stock are paid before common stock. For this reason, the value of a company’s common stock will usually react more strongly than its bonds and other debt and preferred stock to actual or perceived changes in the company’s financial condition or outlook. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Common and preferred stocks generally provide different voting rights. Common stock typically entitles the owner to vote on matters related to the company while preferred stock does not typically carry voting rights.

Common and preferred stocks have different priority in the event of the bankruptcy and/or insolvency of the company. In the event the issuer declares bankruptcy or is otherwise insolvent, the claims of secured and unsecured creditors and owners of bonds and other debt take precedence over the claims of those who own common and preferred stock. For this reason, the value of common and preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may entitle the owner to receive, in preference to the holders of common stock, a fixed share of the proceeds resulting from a liquidation of the company.

Common and preferred stocks also generally provide different dividend rights. Common stock owners are typically entitled to receive dividends declared and paid on such shares. Preferred stock, unlike common stock, often has a stated dividend rate payable from the company’s earnings. Preferred stock dividends may pay out at fixed or adjustable rates of return, and can be cumulative or non-cumulative, participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the company’s common stock, while a dividend on non-cumulative preferred stock that has not been paid on the stated dividend period is typically lost forever. Participating preferred stock may be entitled to a dividend exceeding the declared dividend in certain cases, while non-participating preferred stock is limited to the stated dividend. Adjustable rate preferred stock pays a dividend that is adjustable on a periodic basis, generally based on changes in certain interest rates. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock are subject, including issuer-specific and market risks, but is also subject to many of the risks to which debt securities are subject, such as interest rate risk. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Equity-related securities share certain characteristics of equity securities and may include depositary receipts, convertible securities and warrants. These instruments are discussed elsewhere in the Prospectuses and this SAI. Equity-related securities are subject to many of the same risks, although possibly to different degrees.

Real Estate Investment Trusts (“REITs”). A REIT is a type of equity security that pools investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate and often trades on exchanges like a stock. A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with a regulatory requirement that it distributes to its shareholders or unit holders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit holders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. Also, real estate can be destroyed by human activities, including criminal acts, or other events such as natural disasters.

Initial Public Offering (“IPO”) and Secondary Offering. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, newer companies seeking capital financing to expand, but can also be done by large privately-owned companies looking to become publicly traded. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if a Fund is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The values of securities involved in IPOs are subject to greater volatility and unpredictability than more established stocks. For newer companies, there is often little historical data with which to analyze the company, making it more difficult to predict what the stock will do on its initial day of trading and in the near future. Also, most IPOs are done by companies going through transition, and are therefore subject to additional uncertainty regarding their future value. A secondary offering is the issuance of new stock to the public by a company that has already made its IPO. Secondary offerings are usually made by companies seeking to refinance or raise capital for growth.

U.S. Government Securities

All Funds may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates (described below) and Federal Housing Administration debentures). With guaranteed securities, the payment of principal and interest is guaranteed by the U.S. government. Direct obligations of and securities guaranteed by the U.S. government are subject to variations in market value due to, among other factors, fluctuations in interest rates and changes to the financial condition or credit rating of the U.S. government.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. The maximum potential liability of the issuers of some U.S. government agencies and instrumentalities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

Inflation-indexed securities issued by the U.S. Treasury (or “TIPs”) have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgages and Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment strategies, a Fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Trust’s policies concerning diversification and concentration, see the “Diversification versus Non-Diversification” and “Fundamental Investment Restrictions” sections.

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Manager.

The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Managers. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs or clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” A TBA Transaction is a method of trading mortgage-backed securities. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as issuer, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date.

GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.

FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Adjustable Rate Mortgage-Backed Securities (“ARMBSs”). ARMBSs have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like debt securities and less like adjustable rate securities and are subject to the risks associated with debt securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Manager determines that the securities meet a Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Fund’s investment goals, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. CMO residuals are risky, volatile and typically unrated.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgages and Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (“1933 Act”). CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Planned Amortization Class Certificates (“PACs”) and Support Bonds. PACs are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches - known as support bonds, companion bonds or non-PAC bonds - which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with its investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds.

A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations on investment in illiquid securities.

Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

Other asset-backed securities are securities that directly or indirectly represent a participation interest in or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”). CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, non-investment grade debt securities. The collateral can be from many different types of debt securities such as high yield/high risk debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated non-investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

Linked securities are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Fund can invest include:

Equity-Linked, Debt-Linked and Index-Linked Securities. Equity-linked, debt-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked, debt-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see the “Foreign Securities” section. In addition, a Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts,” “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements,” and “Warrants and Rights.”

Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds. Event-linked bonds are debt securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind (“PIK”) Bonds

Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. PIK bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PIK bonds and other securities that make “in-kind” payments, or do not make regular cash payments (such as zero coupon or deferred interest bonds), may experience greater volatility in response to interest rate changes and other market factors, as well as issuer-specific developments. These securities generally carry higher interest rates compared to bonds that make cash payments of interest but may involve significantly greater credit risk. Even if accounting conditions are met for accruing income payable at a future date under a PIK bond, the issuer could still default when the collection date occurs at the maturity of or payment date for the PIK bond. If the issuer of a Zero Coupon, Deferred Interest, Step Coupon or PIK security defaults, a Fund may lose the entire value of its investment. In addition, these securities may be difficult to value because they involve ongoing judgments as to the collectability of the deferred payments and the value of any associated collateral.

High Yield/High Risk Bonds

High yield/high risk bonds (“high yield bonds”) are non-investment grade high risk debt securities (high yield bonds are commonly referred to as “junk bonds”).

In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on Brady Bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment goal may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

A Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or PIK securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A for more information on ratings.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect events and circumstances since a security was last rated.

Obligations of Stressed, Distressed and Bankrupt Issuers

A Fund may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default and equity securities of such issuers. Such debt obligations generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of a Fund; (ii) a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment; (iii) the duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective; (iv) the administrative costs in connection with a bankruptcy proceeding are frequently high, for example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs and would be paid out of the debtor’s estate prior to any return to creditors; (v) bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization, and because the standard for classification is vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment; (vi) in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made; (vii) in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (viii) certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving securities and other obligations of stressed, distressed and bankrupt issuers, there exists the risk that the transaction involving such securities or obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed or distressed securities or obligations, the value of which may be less than a Fund’s purchase price of such securities or obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed securities or obligations in which a Fund invests, there is a potential risk of loss by a Fund of its entire investment in any particular investment. Additionally, stressed and distressed securities or obligations of government and government-related issuers are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of a Fund’s original investment in a company. For example, under certain circumstances, creditors who are deemed to have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. A Manager’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to a Fund and distributions by a Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Participation on Creditor’s Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Participation on such committees is also increasingly prone to litigation and it is possible that a Fund could be involved in lawsuits related to such activities, which could expose a Fund to additional liabilities that may exceed the value of a Fund’s original investment in the company. See the “Obligations of Stressed, Distressed and Bankrupt Issuers” section above. A Fund will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, loans or credit agreements and bank capital securities. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. See the “Restricted and Unregistered Securities” section regarding limitations of certain bank obligations.

A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See the “Delayed Funding Loans and Revolving Credit Facilities,” “Loan Participations and Assignments” and “Variable and Floating Rate Securities” sections below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $250,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by a Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Unless otherwise noted, a Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $250,000, by the FDIC; (ii) the savings and loan association issuing the security is a member of the FDIC; and (iii) the institution is insured by the FDIC.

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Exchange Traded Notes (“ETNs”)

ETNs are notes representing debt of an issuer, usually a financial institution. The performance of an ETN is based on the performance of one or more underlying assets, reference rates or indices as well as the market for that ETN.

An ETN includes features similar to both an ETF and debt securities. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return generally linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked. An ETN that is tied to a reference instrument may not exactly replicate the performance of the reference instrument, and they incur certain expenses not incurred by their applicable reference instrument. Unlike some debt securities, ETNs do not make periodic interest payments, and its principal is not protected. ETNs are meant to be held until maturity, and thus may have restrictions on their redemption and secondary market illiquidity.

A Fund bears the risk that the issuer of these securities may default on its obligation under the security, and the value of an ETN could be influenced by the credit rating of the issuer despite no changes in the underlying reference instrument. The value of an ETN may also be impacted by the following: time to maturity; market volatility (for the ETN and/or its underlying reference instrument); market liquidity; changes in the applicable interest rates; the performance of the reference instrument; changes in the issuer’s credit rating; and any impact that economic, legal, political or geographic events may have on the reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a current price. ETNs that use leverage allows for greater potential return, but the potential for loss is also greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the note itself may still need to be repaid.

Trust Preferred Securities

Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, a Manager will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets as illiquid for purposes of the Trust’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see the “Loan Participations and Assignments” section. Participation interests in revolving credit facilities will be subject to the limitations discussed in the “Loan Participations and Assignments” section. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations and Assignments

A Fund may invest in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although a Fund may invest in Senior Loans that are not secured by any collateral.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 1.00% and the borrower were paying a fixed spread of 3.50%, the total interest rate paid by the borrower would be 4.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

In 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other Interbank Offered Rates (“IBORs”) were susceptible to manipulation. Replacement rates for various IBORs have been identified and include the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities.

While various regulators and industry bodies are working globally on transitioning to selected alternative rates, there remains uncertainty regarding the future utilization of LIBOR and other IBORs, including the transition to, and nature of, any selected replacement rates. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Manager will also monitor these aspects of a Fund’s investments and, where a Fund owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.

A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

The risks associated with Senior Loans are similar to the risks of “junk” securities. A Fund’s investments in Senior Loans are typically non-investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Fund’s net asset value (“NAV”) per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields.

Although Senior Loans in which a Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Fund may also invest in Senior Loans that are not secured.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which a Fund may invest. If a secondary market exists for certain of the Senior Loans in which a Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a Fund may be adversely affected.

A Fund may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. A Fund will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the loan that the Fund has obligated itself to make to the borrower, but that the borrower has not yet requested.

A Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, a Fund may receive a prepayment penalty fee on the prepayment of a loan by a borrower.

A Fund is not subject to any restrictions with respect to the maturity of Senior Loans it holds, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. As short-term interest rates increase, interest payable to a Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to a Fund from its investments in Senior Loans should decrease. The amount of time required to pass before a Fund will realize the effects of changing short-term market interest rates on its portfolio will vary depending on the interest rate redetermination period of the Senior Loan.

A Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

A Fund’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. The participation interest and assignments in which a Fund intends to invest may not be rated by any nationally recognized rating service. A Fund may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments.

When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

When a Fund is a primary lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may under contractual arrangements among the lenders have rights with respect to any funds acquired by other lenders through set-off. A lender also has full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When a Fund is a primary lender originating a Senior Loan, it may share in a fee paid by the borrower to the primary lenders. A Fund will not act as the agent, originator, or principal negotiator or administrator of a Senior Loan, except as otherwise described in this SAI.

Some Funds limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see the “Investment Restrictions” section). For purposes of these limits, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Investments in loan participations and assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Junior Loans. A Fund may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. A Fund may purchase Junior Loan interests either in the form of an assignment or a loan participation (see discussion above about “Loan Participations and Assignments”).

Covenant Lite Loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

Municipal Securities

Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include residual interest bonds and “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices and liquidity of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable debt securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

When a Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal OTC transactions, there is counterparty risk of default which could result in a loss to the Fund.

From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced in Congress. There is a risk that changes in the law could result in the municipal security losing its federal income tax exempt status.

Corporate Debt Securities

The debt securities in which a Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or if unrated, are in the Manager’s opinion, comparable in quality to corporate debt securities in which a Fund may invest. In the event that a security owned by a Fund is downgraded to below the Fund’s respective minimum ratings criteria, the Fund may nonetheless retain the security.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (floater) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument (inverse floater) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (super floater) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Custodial Receipts and Trust Certificates

Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. government securities, municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of debt instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Commercial Paper

Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by a rating agency; a Fund may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. See Appendix A for a description of ratings applicable to commercial paper.

Convertible Securities

Convertible securities are debt securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed income (debt component) and the right to acquire equity securities (convertibility component). This combination is achieved by investing in non-convertible debt securities (non-convertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its debt component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the debt component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the debt instrument.

Contingent Convertible Securities (“CoCos”). CoCos are a form of hybrid debt security that either convert into common stock of the security’s issuer or have their principal written down upon the occurrence of certain “triggers.” These triggers are generally linked to capital thresholds required by the regulator of the issuer or regulatory actions calling into question the issuer’s continued viability as a going concern (such as where the issuer receives specified levels of extraordinary governmental support). CoCos’ equity conversion or principal write-down features are specific to the issuer and its regulatory requirements, and therefore vary depending upon the issuer of the CoCo. In addition, certain CoCos have a set stock conversion rate that triggers an automatic write-down of capital if the price of the issuer’s stock is below a predetermined price on the conversion date. Under these circumstances, the liquidation value of the CoCos may be adjusted downward to below the original par value. This downward adjustment would occur automatically and would not entitle the holders of the CoCos to seek bankruptcy of the issuer. In certain circumstances, CoCos may write down to zero and an investor could lose the entire value of its investment, even if the issuer remains a going concern. Further, CoCos may be subject to redemption at the option of the issuer at a predetermined price.

Some additional risks associated with CoCos may include, but are not limited to:

•                  Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be deferred or cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the issuer absorb losses.

•                  Reduced Income or Loss of Income. Upon conversion of CoCos into common stock, investors in the CoCos could experience a reduced income rate, potentially to zero, because the common stock of the issuer may not pay a dividend.

•                  Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer, worsening the holder’s standing in a bankruptcy. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, again worsening the holder’s standing in a bankruptcy.

•                  Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Duration

Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser or Manager in debt security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

Most notes and bonds provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the average life of a debt security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Although frequently used, the “term of maturity” of a bond may not be a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Stated alternatively, the term of maturity does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. To assess the value of these bonds, not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments, are important to consider.

Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. A shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows because bonds with higher coupon payments pay relatively more of their cash flows sooner. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the term to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager of a Fund may use other analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

Repurchase Agreements

Repurchase agreements entail a Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of the Fund’s purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase should default and if the value of the underlying securities held by a Fund should fall below the repurchase price, a loss could be incurred. A Fund also might incur disposition costs in connection with liquidating the securities. Repurchase agreements will be entered into only where the underlying security is a type of security in which the Fund may invest, as described in the Prospectus and in this SAI.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. Repurchase agreements are commonly used to earn a return on cash held in a Fund. When a repurchase agreement is entered into for the purposes of earning income, the Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements. For a Fund that is eligible to sell securities short, as described in the Prospectuses and in this SAI, repurchase agreements may also be used to affect the short sale of a security. When using a repurchase agreement to affect the short sale of a security, the Adviser or Manager of the Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that the daily marked-to-market value of the underlying securities always equals or exceeds at least 95% of the agreed upon repurchase price to be paid to the Fund.

A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of a Fund.

Borrowing and Leveraged Transactions

Each Fund may borrow money to the extent permitted under the 1940 Act, as amended. Under the 1940 Act, a Fund may not borrow money from a bank if, as a result of such borrowing, the total amount of all money borrowed by a Fund exceeds 33 1/3% of the value of its total assets including borrowings, less liabilities exclusive of borrowings. This means that the 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment strategy perspective to sell those holdings at that time. Except as otherwise provided in this SAI or the prospectus, each Fund also may borrow money for temporary purposes in an amount not to exceed 5% of a Fund’s total assets. This borrowing may be secured or unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. The cost of borrowing may reduce a Fund’s return. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions in which a Fund may enter into that have a leveraging effect on the capital structure of the Fund can be viewed as a form of “senior security” of the Fund for purposes of Section 18(f) of the 1940 Act, which generally prohibits mutual funds from issuing senior securities. These senior securities may include selling securities short, buying and selling certain derivatives (such as futures contracts, options, forward contracts, or swap agreements), engaging in when-issued, delayed-delivery, forward-commitments (such as mortgage dollar rolls), reverse repurchase agreements or sale-buybacks and other investment strategies or techniques that have a leveraging effect on the capital structure of a Fund or may be viewed as economically equivalent to borrowing. For these transactions not to be considered the issuance of senior securities by a Fund, a Fund must “cover” the obligations in these transactions by (1) maintaining an offsetting financial position; (2) segregating and maintaining liquid assets in a sufficient value to cover the Fund’s potential obligation under the transaction not offset or covered as provided in (1) or (2); or (3) otherwise “covering” the transaction to the extent required by the U.S. Securities and Exchange Commission. The value of a Fund’s holdings in such instruments is marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions, which may limit the Fund’s investment flexibility, or for other purposes or obligations.

Reverse Repurchase Agreements

Reverse repurchase agreements, among the forms of borrowing if not “covered,” involve the sale or pledge of a debt security held by a Fund to another party, such as a bank or broker-dealer, with an agreement by that Fund to repurchase the security at a stated pre-agreed-upon repurchase price, date and interest payment. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security as beneficial owner during the term of the agreement.

A Fund can use the proceeds of a reverse repurchase agreement to purchase other securities for that Fund. This use of reverse repurchase agreements by a Fund creates leverage, which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will typically enter into a reverse repurchase agreement when it anticipates the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction incurred by the Fund. However, reverse repurchase agreements involve the risk that the market value of securities sold or pledged by the Fund declines below the pre-agreed-upon repurchase price by the Fund. Reverse repurchase agreements also subject a Fund to counterparty risk (e.g., the risk that the counterparty is unable to satisfy its obligations under the reverse repurchase agreement).

Sale-Buybacks

Sale-buybacks are similar in their function and operation to a reverse repurchase agreement, both of which consist of a sale of a security by a Fund to the counterparty with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-up price and date. The principal difference is that in a sale-buyback the counterparty, and not the Fund, is entitled to receive any principal or interest payments made on the underlying security pending settlement of the repurchase of the underlying security, which are recorded as an interest expense to the Fund. As with reverse repurchase agreements, a sale-buyback is a financing transaction that is considered a form of borrowing if not “covered.”

Forward Commitment Agreements and When-Issued or Delayed Delivery Securities

Forward commitment agreements (also referred to as forward contracts or forwards) are agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction or in some cases may be conditioned on a subsequent event. Such transactions might be entered into, for example, when the Adviser or Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to a Fund at the time it becomes obligated to purchase such securities on a forward commitment, when-issued or delayed delivery basis, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. Delayed delivery, when-issued and forward commitments purchases involve a risk of loss if the value of the securities declines prior to the settlement date.

When a Fund sells a security on a forward commitment, when-issued or delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to the transaction fails to pay for the security, the Fund could suffer a loss. Additionally, when selling a security on a forward commitment, when-issued or delayed delivery basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value above the agreed upon price on the settlement date.

Forward Volatility Agreements. Forward volatility agreements are a type of forward commitment agreement in which two parties agree to the purchase or sale of an option straddle (a combination of a simultaneous call and put) on an underlying exchange rate at the expiration of the agreement. On the day of the trade, the parties determine the expiration date and the volatility rate. On the expiration date, the amount settled is determined based on an options pricing model (typically Black Scholes), the then-current spot exchange rate, interest rates and the agreed upon implied volatility. Changes in the value of the forward volatility agreement are recorded as unrealized gains or losses. The primary risks associated with forward volatility agreements are a change in the volatility of the underlying exchange rate and changes in the spot price of the underlying exchange rates.

Standby Commitment Agreements

Standby commitment agreements are agreements that obligate a party, for a set period of time, to purchase a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, the purchaser receives a commitment fee based upon a percentage of the purchase price of the security. The purchaser receives this fee whether or not it is ultimately required to purchase the security.

When a Fund enters into a standby commitment agreement, there is no guarantee that the securities subject to such agreement will be issued and, if such securities are issued, that the value of the securities on the date of issuance may be more or less than the purchase price. A Fund will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Fund may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

When a Fund makes a short sale, a Fund must arrange through a broker or other institution to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium and other transaction costs to borrow the security, which would increase the cost of the security sold short. A Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price “buy in” by paying the lender an amount equal to the cost of purchasing the security.

While derivative instruments are excluded from the definition of a short sale, a Fund that may enter into short sales on derivative instruments with a counterparty will be subject to counterparty risk (i.e., the risk that the Fund’s counterparty will not satisfy its obligation under the particular derivative contract), in addition to risks relating to derivatives and short sales.

Short sales also involve counterparty risk to the extent that the broker or other institution fails to return the Fund’s collateral.  However, since the market value of the security borrowed is marked-to-market daily, the Fund’s exposure would be limited to the difference between the amount of collateral posted by the Fund (as adjusted daily based upon market price) and the market value of the security borrowed by the Fund to close out its open short position.

Short Sales Against the Box

A short sale is “against the box” when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Restricted and Unregistered Securities

The securities in which certain Funds may invest could be unregistered and/or have restrictions or conditions attached to their resale.

Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act, or in a transaction that is exempt from such registration such as certain privately negotiated transactions. For example, restricted securities issued in reliance on Rule 144A under the 1933 Act (“144A securities”) are subject to restrictions on resale but can be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities.

Some unregistered securities may require registration. Where registration is required, a Fund (as a registrant) could be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

In a typical Private Investment in Public Equity (“PIPE”) transaction, the issuer sells shares of common stock at a discount to current market prices to a Fund and may also issue warrants enabling a Fund to purchase additional shares at a price equal to or at a premium to current market prices. Because the shares issued in a PIPE transaction are “restricted securities” under the federal securities laws, a Fund cannot freely trade the securities until the issuer files a registration statement to provide for the public resale of the shares, which typically occurs after the completion of the PIPE transaction and the public registration process with the SEC is completed, a period which can last many months. PIPEs may contain provisions that the issuer will pay specified financial penalties to a Fund if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the securities will be publicly registered, or that the registration will be maintained.

Small-Capitalization Stocks

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Foreign Securities

Foreign securities may be listed or traded in the form of depositary receipts including, but not limited to, ADRs, EDRs, GDRs, International Depositary Receipts (“IDRs”) and non-voting depositary receipts (collectively “Depositary Receipts”). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or OTC in the United States. EDRs, IDRs and GDRs are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and are designed for use in the foreign (non-U.S.) securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. Non-voting depositary receipts (“NVDRs”) have similar financial rights as common stocks but do not have voting rights.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), the impact of economic sanctions, and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these instruments, and a Fund may be prohibited from investing in such issuers. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or OTC markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in Depositary Receipts involves many of the same risks associated with investing in securities of foreign issuers.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

Semi-governmental securities are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers. Eurobonds are bonds denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used. Yankee bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee bonds are subject to certain sovereign risks.

It is contemplated that most foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on their transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See the “Custodian and Transfer Agency and Dividend Disbursing Services” section for more information concerning the Trust’s custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of a Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

There are frequently additional expenses associated with maintaining the custody of foreign investments. Expenses of maintaining custody of Fund investments are paid by each Fund. This may lead to higher expenses for Funds that have foreign investments.

Unless otherwise noted, an issuer of a security may be deemed to be located in or economically tied to a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be located in or economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the Manager may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances.

Emerging Markets. The risks of investing in foreign countries discussed above are intensified with respect to investments in emerging market countries, which tend to have less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most developed market countries. This instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the financial markets in which a Fund may invest and adversely affect the value of a Fund’s assets, potentially making the Fund’s emerging market investments illiquid. In addition, the value of a Fund’s emerging market investments could become more volatile and experience abrupt and severe price declines as a result of an increase in taxes or political, economic or diplomatic developments, including economic sanctions. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

Included among the emerging market debt obligations in which a Fund may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

A Fund may also invest in ADRs that represent the deposit with the issuing bank of a security of an emerging market issuer. These investments involve many of the same risks associated with investing in emerging market securities.

Frontier Markets. Frontier markets are those markets in the earlier stage of development and are considered by the Trust to be among the smallest and least mature investment markets. The Trust considers frontier market countries to include those countries located in Latin America, the Middle East, Asia and Eastern Europe: (1) whose markets have not yet reached the level of development to be considered an emerging market country, and/or (2) that are not represented in a widely-recognized index of emerging market, emerging and developing market, or developed market countries administered by a third-party index provider. Investments in frontier markets (or “pre-emerging markets”) generally are less liquid and subject to greater price volatility than investments in emerging markets. This is due to, among other things, smaller economies, less developed capital markets, more market volatility, lower trading volume, greater political or economic instability, less robust regulatory agencies, and more governmental limitations on foreign investments such as trade barriers than typically found in emerging or developed markets.

Supranational Entities. Supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

Eurozone Risk. The European Economic and Monetary Union, often referred to as the “Eurozone,” is a group of member countries that have adopted the euro as their official currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”). As a Eurozone member, a country’s ability to address any budgetary and economic issues may be limited due to the restrictions on public debt, inflation and deficits that are placed on member countries, or due to political or fiscal policy considerations.

Certain countries have required financial assistance from other Eurozone countries and may continue to be dependent on the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. There is no assurance that such financial assistance will be provided to the same or additional countries in the future. The economic difficulties of a Eurozone country may negatively impact other Eurozone countries and euro-denominated securities that are not directly tied to that country.

As a result of economic difficulties, one or more Eurozone countries might abandon the euro and return to a national currency. The effects of such an event might have significant negative impacts on that country, the rest of the European Union, and global markets, including the United States. The abandonment of the euro by any one country would likely have a destabilizing effect on all Eurozone countries and may result in other Eurozone countries returning to a national currency, resulting in further market turmoil. In the event a country abandoned the euro, there may be difficulties determining the valuation of a Fund’s investments in that country. There would also likely be operational difficulties related to the settlement of trades of a Fund’s euro-denominated holdings, including derivatives, in that country, and a Fund’s euro-denominated holdings may be redenominated in another currency. Under such circumstances, investments denominated in euros or redenominated in replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired, and the value of euro-denominated investments may decline significantly and unpredictably.

In addition, if a country were to leave the European Union (voluntarily or involuntarily), the effect of such an event has the potential to significantly impact local and/or global markets and economies, as well as trade agreements, regulations and treaties. For example, the potential consequences, repercussions and risks to the Funds resulting from the United Kingdom’s vote in June 2016 to leave the European Union (“Brexit”) are uncertain but may result in increased market volatility and illiquidity in the United Kingdom, the European Union and other financial markets, as well as slower economic growth and fluctuations in exchange rates. These events could negatively impact the value of a Fund’s holdings. While the United Kingdom stopped being a member of the European Union as of January 31, 2020, the exact timeframe for the full implementation of the Brexit transition is unknown and may change. This transition period will encompass businesses and others preparing for new post-Brexit rules and regulations as a result of this new relationship between the United Kingdom and European Union. However, negotiations between the United Kingdom and the European Union regarding such have been subject to numerous delays and stalemates. If no agreement between the United Kingdom and the European Union is reached during the transition period, the impact of a “no-deal Brexit” may be greater than expected, including increased market volatility and illiquidity, enhanced currency fluctuations, deterioration in economic activity, and increased likelihood of a recession in the United Kingdom. While it is not possible to determine the exact impact that a “deal” or “no-deal” Brexit may have on a Fund, the impact on the United Kingdom could be significant and would likely adversely affect the value of Fund investments in United Kingdom issuers and markets.

Passive Foreign Investment Companies (“PFICs”). Certain Funds may invest in the stock of foreign corporations, which may be classified under the Internal Revenue Code of 1986, as amended (the “Code”), as PFICs. In general, a foreign corporation is categorized as a PFIC if either (i) 75% or more of its gross income is from passive income (as defined in Section 1297 of the Code), or (ii) 50% or more of the value of its assets either produce or are held for the production of passive income.

PFICs are subject to complicated and strict tax guidelines imposed by the Internal Revenue Service. For additional information, see the “Taxation” section.

Investments in Other Investment Company Securities

Under the 1940 Act, subject to certain exceptions, a Fund (other than the PSF DFA Balanced Allocation Portfolio, Portfolio Optimization Portfolios and Pacific Dynamix Portfolios) may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, unaffiliated variable insurance trusts (“VITs”), unit investment trusts (“UITs”) and ETFs. These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions. In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries)

may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

ETFs. Individual investments in ETFs generally are not redeemable, but are instead purchased and sold on a secondary market, such as an exchange, similar to a share of common stock. Large quantities of ETFs, also known as “Creation Units,” are redeemable directly from the ETF. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of an ETF is based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of the securities held by the ETF. ETFs include, among others, SPDRs, OPALs and iShares. ETFs generally acquire and hold securities of all of the companies, or a representative sampling, that are components of a particular index. ETFs may also be actively managed similar to other types of investment companies. Typically ETFs are intended to provide investment results that, before fees and expenses, generally correspond to the price and yield performance of the target index, and the value of their shares should, under normal circumstances, closely track the value of that index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to exactly match the performance of the index. As a security listed on an exchange and traded in the secondary market, ETF shares may trade at a premium or discount to their NAV, and trading in ETF shares may be suspended or halted by its listing exchange.

Business Development Company (“BDC”). One type of closed-end investment company available for Fund investment is a BDC. BDCs are registered investment vehicles regulated by the 1940 Act. BDCs typically invest in small and medium sized companies which may be privately owned and may not have access to public equity markets for capital raising purposes. BDCs frequently make available managerial assistance to the issuers of such securities.

Investments in BDCs include risks associated with their holdings of smaller issuers and private companies. Generally, public information for BDC holdings is limited and there is a risk that investors may not be able to make fully informed investment decisions. BDC holdings of small and mid-sized companies are speculative, and generally involve a greater risk than established publicly-traded companies with larger market capitalization. Companies in their developmental stages may have a shorter history of operations, a more limited ability to raise capital, inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies. Holdings of a BDC may be more adversely affected by economic or market conditions, with greater market volatility risk.

BDCs may also invest in the debt of a company, which involves risk that the company may default on its payments or declare bankruptcy. Many of the debt investments in which a BDC may invest will not be rated by a credit rating agency and may be non-investment grade quality. Some BDCs invest substantially, or even exclusively, in one sector or industry group. As a result of this concentration, a BDC will be more susceptible to adverse economic, business, regulatory or other developments affecting an industry or group of related industries, which in turn will increase the risk and volatility of a BDC. A BDC with a smaller number of holdings will have greater exposure to those holdings which could increase potential price volatility as compared to other investment companies with a greater number of holdings. A BDC may utilize leverage to gain additional investment exposure. The loss on a leveraged investment may far exceed the principal amount invested, magnifying gains and losses and therefore increase price volatility. The use of leverage may result in a BDC having to liquidate holdings when it may not be advantageous to do so.

Investments in BDCs are also subject to management risk, as managers of BDCs may be entitled to compensation based on the BDC’s performance, which could result in the manager making riskier or more speculative investments in an effort to maximize incentive compensation and receive higher fees. A BDC’s investments are generally less liquid than publicly traded securities and are subject to restrictions on their resale. The illiquidity of a BDC’s holdings may make it difficult for the BDC to sell such investments if the need arises, and thus the BDC may be unable to take advantage of market opportunities or it may be forced to sell illiquid securities at a loss if it is required to raise cash for operations. Some BDCs are listed and trade on an exchange and other BDCs are not traded on an exchange and trade only in private transactions BDCs that are not traded on an exchange may be less liquid. BDC shares may trade at a discount to the BDC’s NAV.

Money Market Funds. A money market fund (also called a money market mutual fund) is an open-end investment company that typically invests in cash, short-term debt securities such as U.S. Treasury bills, repurchase agreements, commercial paper, bank time deposits, certificates of deposits and other cash equivalents. Money market funds in the United States are subject to regulatory limits on the quality, maturity and diversity of their investments. Certain money market funds seek to maintain a stable NAV, usually at $1.00 per share. However, there is no assurance that those funds will be successful in maintaining a stable NAV. Certain other money market funds have a NAV that will fluctuate (or “float”) in value. As a result, when a Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, a money market fund may have the ability to impose liquidity fees or temporary redemption suspensions, thus impacting the liquidity of the fund. It is possible to lose money by investing in money market funds.

Derivatives

Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives which are traded on exchanges have standardized contracts and can generally be bought and sold easily, and their market values are determined and published daily. Non-standardized derivatives (such as swap agreements), tend to be more specialized and more complex, and may be harder to value. Derivatives may create leverage, enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures, options on futures, forward currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements and swaptions.

Each Manager may use derivatives for a variety of reasons, including for example, (i) to enhance a Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Fund’s unrealized gains reflected in the value of its portfolio  securities, (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of a Fund. In addition, a Fund may receive warrants or other derivatives in connection with corporate actions.

The Managers may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. The use of derivatives to leverage risk also may exaggerate loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of a Manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily having had the benefit of observing the performance of the derivative under all possible market conditions. Derivatives are subject to a number of risks described elsewhere in the Prospectuses and this SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. Other risks arise from a Fund’s potential inability to terminate or sell its derivatives positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. OTC instruments (investments not traded on the exchange) may be less liquid or illiquid, and transactions in derivatives traded in the OTC are subject to the risk that the counterparty will not meet its obligations.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions. There can be no assurance that the use of derivative instruments will benefit the Funds.

Certain Funds may purchase or sell derivative instruments that provide exposure to commodities and the commodity markets. The value of these commodity-linked derivative instruments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments (whether real or perceived). An unexpected surplus of a commodity caused by any of the above factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by any of these factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity. The frequency and magnitude of such changes cannot be predicted.

A Fund may focus its commodity-linked investments in a particular sector of the commodity markets (such as precious metals, energy or agricultural products). As a result, to the extent a Fund focuses its investments in a particular sector of the commodity markets, the Fund may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector.

No active trading market may exist for certain commodities, which may impair the ability of a Fund to sell or to realize the full value of its investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively-traded commodities. Certain types of commodity-linked derivative instruments are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. As a result of these and other variables, exposure to commodities and the commodity markets may create additional investment risks and may subject a Fund to greater volatility than investments in traditional debt and equity securities. PLFA, on behalf of each Fund has claimed an exclusion from the definition of a commodity pool operator under CFTC Regulation 4.5 and, therefore, is not subject to regulation under the Commodity Exchange Act (“CEA”) for these Funds. In order for PLFA to claim the exclusion, the Funds are limited in their ability to invest in commodity futures, options on commodities or commodity futures and swaps. To the extent PLFA, on behalf of any Fund, becomes no longer eligible to claim an exclusion from CFTC regulation, such Fund may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exclusion from CFTC regulation, or PLFA may determine that the Fund will operate subject to CFTC regulation. If a Fund operates subject to CFTC regulation, it may incur additional expenses. If a Fund adopts substantial investment strategy changes, it may affect its performance, as well as its fees and expenses.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate due to the costs of converting from one currency to another. However, the Funds have authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates, to facilitate the settlement of foreign equity purchases, to exchange one currency for another and, with respect to certain Funds, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements either (i) to purchase or sell a specified currency at a specified future date and price set at the time of the contract or (ii) whose value is determined by the difference between the spot exchange rate on a specific date in the future and a pre-determined fixing rate. The former type of contract is known as a deliverable forward foreign currency contract and the second is known as a Non-Deliverable Forward Foreign Currency Contract (“NDF”) since no exchange of currencies takes place on settlement but instead a single cash flow is made equal to the market value of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty. Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or portfolio positions. A Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment.

A Fund may enter into forward foreign currency contracts under the following circumstances:

Transaction Hedge. A forward foreign currency contract might be used to hedge: 1) specific receivables or payables of a Fund arising from the purchase or sale of portfolio securities; 2) the redemption of shares of a Fund; or 3) to repatriate dividend or interest payments (collectively, a “Transaction Hedge”). A Transaction Hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which the contract is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. A Transaction Hedge may also prevent a Fund from receiving a gain from the appreciation of a foreign currency against a Fund’s base currency. The use of forward contracts establishes a fixed rate to exchange currencies at a future date but does not eliminate the risk of fluctuations in the prices of the underlying securities.

Position Hedge. A forward foreign currency contract might be used to try to “lock in” the U.S. dollar price of the security. A Position Hedge is used to protect against a potential decline of the U.S. dollar against a foreign currency by buying a forward contract on that foreign currency for a fixed U.S. dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency the Manager believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

Cross Hedge. If a particular currency is expected to substantially decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s holdings denominated in the currency sold.

Proxy Hedge. The Manager might choose to use a proxy hedge when it is less costly than a direct hedge or when a currency is difficult to hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

There is inherent risk that the above hedge strategies do not fully offset the exposures to currency movements. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Non-Hedged Exposure. Certain Funds may enter into forward contracts or maintain a net exposure to such contracts, where consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of that Fund’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings.

When a Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Fund’s holdings denominated in or exposed to such foreign currency. At or before the maturity of the forward contract to sell, the Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Fund’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

Although a Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Additionally, a Fund may be unable to convert currency due to foreign exchange regulations.

Options

Purchasing and Writing Options on Securities. A Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established OTC market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may also allow options to expire unexercised.

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price that it is willing to pay. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price. The Fund may effect closing transactions with respect to put options that were previously written.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security.

Purchasing and Writing Options on Stock Indices. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indices are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

Different stock indices are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

Gains or losses on the Funds’ transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund of the Trust. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund’s investment goal and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Trust does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Trust’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

A Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Options on Foreign Currencies

Funds may purchase and sell options on foreign currencies for hedging purposes and, with respect to certain Funds as described in the Prospectuses, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

A Fund may write options on foreign currencies for hedging purposes and, with respect to certain Funds as described in the Prospectuses, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Fund may write covered call and put options on foreign currencies. A Fund also may write call options on foreign currencies for cross-hedging purposes where the Fund does not hold the underlying currency (a “naked” option). A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.

Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement that obligates a purchaser to take delivery and a seller to make delivery of a specified quantity of a security or commodity at a specified price at a future date. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative market price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction opposite to the purchase price of the underlying instrument.

If a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit a specified amount of cash or U.S. government securities (“initial margin”) with a futures broker, known as a futures commission merchant (“FCM”) or its custodian for the benefit of the FCM. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired that day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying instruments, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the

Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

If a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and eurodollar certificates of deposit.

As a hedging strategy a Fund might employ, a Fund may purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, ordinarily the Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different securities or, in the case of capitalization weighted indices that take into account both security prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the securities so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying securities in the index is made.

A Fund may engage in transactions in stock index futures contracts in an effort to protect it against a decline in the value of the Fund’s securities or an increase in the price of securities that the Fund intends to acquire or to gain exposure to an index (equitize cash). For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when the Fund is not fully invested in the securities market, the Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Fund intends to purchase.

Currency Futures. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign currency transactions except that futures are standardized, exchange-traded contracts. Currency futures involve substantial currency risk and leverage risk.

Commodity Futures Contracts. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity, at a later date at a price and quantity agreed-upon when the contract is bought or sold. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In addition, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. For more information on exposure to commodities, see the “Derivatives” section.

Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Options on Currency Futures. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency futures involve substantial currency risk and may also involve credit, leverage and liquidity risk.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract.

A Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that the Trust’s Board of Trustees determines that their use is consistent with the Fund’s investment goal.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While a Fund hedging transactions may protect the Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged, causing the hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the portfolio securities might decline. If a Fund had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that the Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Manager.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached on a particular futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

Foreign currency futures are contracts for the purchase or sale for future delivery of foreign currencies which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (“proxy”) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s securities or adversely affect the prices of securities that the Fund has purchased or intends to purchase at a later date and, with respect to certain Funds as described in the Prospectuses, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

OTC swap agreements are privately negotiated derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. The underlying reference for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, credit of an issuer, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the Prime Rate. Total return swaps (on an individual basis and/or a “basket” of swaps) may be used to gain exposure to the return of a reference asset, such as an index. In a total return swap, a Fund typically would pay a set rate or a financing cost, which is normally based on a floating rate, in exchange for the return of a particular reference asset. Inflation swaps may be used to transfer inflation-related exposure. In an inflation swap, a Fund typically would pay a financing cost, which is normally based on a floating rate, and in exchange the Fund would receive a specified rate of inflation. In a volatility swap, a Fund receives or makes payments based on the measured variance (or square of volatility) of an underlying reference instrument over a specified period of time (typically above or below a level agreed to by the parties), for the purposes of taking positions and/or hedging risk.

In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Fund may engage in simple or more complex swap transactions involving a wide variety of underlying reference assets for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Credit default swaps (“CDS”) involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities or index). CDS give one party to a transaction (the buyer of the CDS) the right to dispose of an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

A Fund may enter into CDS, as a buyer or a seller. CDS are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (i.e., selling protection) increases credit exposure; purchasing CDS (i.e., buying protection) decreases credit exposure. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller generally pays the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. CDS involve additional risks than if a Fund invests in the underlying directly.

For purposes of applying the Funds’ investment strategies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a CDS or total return swap, however, in applying certain of the Funds’ investment policies and restrictions the Fund will generally value these swaps at their notional value or their full exposure value (i.e., the sum of the notional amount for the contract plus the market value; market value for a swap is the current gain or loss of the contract). For purposes of applying certain of the Funds’ other investment policies and restrictions, the Funds may value the credit default or total return swap at market value. For example, a Fund may value a CDS at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the CDS agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the CDS.

To the extent that a Fund uses derivatives or engages in other transactions that involve leverage or potential leverage, such as swaps, the Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin). For interest rate swaps, swaps where the underlying reference asset will not be delivered and swaps that are cash settled, the amount required to be segregated will generally be the market value of the swap. For swaps where the underlying reference asset will be delivered and for certain swaps such as CDS (when the Fund is selling credit protection), the amount required to be segregated will be valued at the notional amount or its full exposure value. Swap agreements may include, but are not limited to: (1) “currency exchange rate”, which involves the exchange by a Fund with another party of their respective rights to make or receive payments is specified currencies; (2) “interest rate”, which involves the exchange by a Fund with another party of their respective commitments to pay or receive interest; (3) “interest rate index”, which involves the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default”, which involves an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; (5) “total return”, which involves the exchange by a Fund with another party of their respective commitments and the total return side is based on the total return of an equity or debt instrument or loan, or index thereon, with a life longer than the swap; and (6) “volatility”, which involves the exchange by a Fund with another party of their respective rights to make or receive payments based on the volatility of an underlying reference instrument. As the seller of a swap, the Fund would be subject to investment exposure on the notional amount of the swap.

Risks of Swap Agreements. The use of interest rate, mortgage, credit, currency, volatility and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be rated investment grade). Certain tax considerations may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. There is always the risk that these investments could reduce returns or increase a Fund’s volatility. See the “Taxation” section for more information.

Structured Investments and Hybrid Instruments

Structured investments, including hybrid instruments, are instruments whose principal amount, amount payable upon maturity or interest rate is tied (positively or negatively) to the value of an index, interest rate, commodity, currency or other economic factor, or assets including, equity or debt securities, currencies, commodities, and loans (each a “benchmark”). Structured investments may combine the characteristics of securities, futures, and options. The interest rate or (unlike most debt securities) the amount payable at maturity of a structured investment may be increased or decreased, depending on changes in the value of the benchmark, although a structured investment may also be structured so that the issuer is not required to pay interest if the benchmark rises or falls to a certain level. Structured investments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured investments include a wide variety of investments, including credit-linked securities, structured notes, indexed securities, commodity-linked notes and CBOs, CLOs and other CDOs. Structured investments include potentially high-risk derivatives.

The risks presented by structured investments may include market and regulatory risk, price volatility risk, credit risk, derivatives risk, liquidity risk and currency risk, in addition to the risks associated with the benchmark. The value of a structured investment or its interest rate may be a multiple of a benchmark and, as a result, the structured investment may be leveraged and change in value (up or down) in a greater amount and more rapidly than the benchmark. A benchmark may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured investment. Under certain conditions, the amount payable upon maturity of a structured investment could be zero. Thus, an investment in a structured investment may entail significant risks that are not associated with an investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a structured investment also exposes a Fund to the credit risk of the issuer of the structured investment. Structured investments may be subordinated or unsubordinated with respect to other classes of the issuer’s securities. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated investments. Structured investments may also be more difficult to accurately price than less complex securities. Structured investments generally are individually negotiated agreements and are typically sold in private placement transactions; thus, there may not be an active trading market for a structured investment held by a Fund and it may be difficult for the Fund to sell a structured investment.

A structured investment may be structured by depositing specified instruments (such as commercial bank loans) into an entity such as a corporation or trust that issues one or more classes of securities backed by, or representing interest in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the securities issued to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions. Amounts payable by such securities, and the value of such securities, will be dependent on the cash flow or value of the underlying instruments. Structured investments created by depositing securities in a corporation or trust typically involve no credit enhancement and their credit risk generally will be linked to that of the underlying instruments.

Certain issuers of structured instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. A Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator.

Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, it analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Master Limited Partnerships (“MLPs”)

MLPs are limited partnerships in which ownership units are publicly traded. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners, such as a Fund that invests in an MLP, are not involved in the day-to-day management of the MLP. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the MLP. There may be fewer investor protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among limited partners and the general partner of an MLP. Holders of units of an MLP are allocated income and capital gains in accordance with the terms of the partnership agreement. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to abrupt or erratic price movements.

Warrants and Rights

Warrants or rights may be acquired as part of a unit, attached to securities at the time of purchase; or acquired in connection with a corporate action, without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant plus the cost thereof before the expiration date, a Fund could sustain losses on transactions in warrants that would require the Fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security.

Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise.

Voluntary Actions

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements) where an issuer or counterparty offers securities or instruments to its holders or counterparties, such as a Fund, and the acquisition is determined by the Manager to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed within the Trust’s prospectuses or SAI, or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and a Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering but prior to the receipt of the securities or instruments, a Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Roll Transactions

A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or a TBA Transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from OTC trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulatory requirements, a Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.”

Cybersecurity Risk

The use of technology is prevalent in the financial industry, including the Funds’ management and operations. As a result, the Funds are susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, manipulation of, or unauthorized access to, confidential or restricted data relating to the Funds or variable contract owners, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, such as systems used to enter trades for the Funds’ investments, accounting and valuation systems, or compliance testing systems used to monitor the Funds’ investments. A cybersecurity breach may result in financial losses to the Funds and variable contract owners; the inability of the Funds to timely process transactions or conduct trades; delays or mistakes in materials provided to variable contract owners; errors or delays in the calculation of Funds’ net asset values; violations of privacy and other laws (including those related to identity theft); regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. In addition, the foregoing risks may adversely impact the Adviser, Managers, the Distributor and other service providers to the Funds, as well as financial intermediaries and parties with which the Funds do business, which in turn could result in losses to the Funds and variable contract owners and disruptions to the conduct of business between the Funds, variable contract owners, the Funds’ service providers and/or financial intermediaries.

While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, particularly because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact.

Regulatory and Legal Risk

The regulation of investments, investment companies, and investment advisers is an evolving area of law and is subject to modification by governmental and judicial actions. It is not possible to determine the full extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any such proposals will become law. Compliance with any new laws or regulations could be difficult, increase the fees and expenses for a Fund, and may impact the manner in which a Fund conducts business, the investment performance of a Fund, and/or the viability of a Fund. Furthermore, new laws or regulations may subject the Trust, a Fund and/or shareholders to increased taxes or other costs.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of each Fund and thus may not be changed, except as described below, without the approval of a majority of the outstanding voting shares of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less.

The following fundamental investment restrictions apply to all Funds, unless otherwise stated.

1.              A Fund may not borrow money, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2.              A Fund may not issue senior securities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

3.              A Fund may not act as an underwriter of securities of other issuers, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

4.              A Fund may not purchase real estate or any interest therein, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5.              A Fund may not purchase or sell commodities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6.              A Fund may not make loans, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7.              With the exception of the Funds designated as a “non-diversified company,” each Fund shall be a “diversified company” as those terms are defined in the 1940 Act, as interpreted, modified or applied from time to time by regulatory authority having jurisdiction. The Equity Index Portfolio, Small-Cap Index Portfolio, PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Mid-Cap Index Portfolio, PD Small-Cap Growth Index Portfolio and PD Small-Cap Value Index Portfolio each may not purchase securities of any issuer that would cause such Fund to be designated as non-diversified under the 1940 Act, except as may be necessary to approximate the composition of its target index. Each such Fund intends to be diversified in approximately the same proportion as its target index.

8.              Except as provided below, a Fund may not invest in a security if, as a result of such investment, more than 25% of its assets would be invested in the securities of issuers in any particular industry, provided this restriction does not apply to: (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; (ii) repurchase agreements collateralized by the instruments described in the preceding clause; (iii) securities of other investment companies which do not have a policy to concentrate in a particular industry; and (iv) tax-exempt municipal securities. Accordingly, issuers of the foregoing securities would not be considered to be members of any industry.

The Real Estate Portfolio normally will invest more than 25% of its assets in securities of companies in real estate and related industries.

The Health Sciences Portfolio normally will invest more than 25% of its assets in securities of companies in health sciences and related industries.

The Technology Portfolio normally will invest more than 25% of its assets in securities of companies in technology and related industries.

Each Fund (or for a co-managed Fund, the portion of the Fund) that seeks to track the performance of an index will not concentrate, except to the same approximate extent as its index may concentrate in the securities of a particular industry or group of industries.

Non-Fundamental Summaries of Current Legal Requirements and Interpretations Related to Certain Fundamental Investment Restrictions

This section summarizes current legal requirements and interpretations applicable to the Funds with respect to certain of the fundamental investment restrictions listed above. The current legal requirements and interpretations are subject to change at any time, and this section may be revised at any time to reflect changes in legal requirements or interpretations, or to further clarify existing requirements or interpretations. No part of this section constitutes a fundamental policy or a part of any of the above fundamental investment restrictions. The discussion in this section provides summary information only and is not a comprehensive discussion. It does not constitute legal advice. Investors who are interested in obtaining additional detail about these requirements and interpretations should consult their own counsel.

With respect to fundamental investment restriction 1: Currently, the 1940 Act permits mutual funds to engage in borrowing subject to certain limits. The 1940 Act essentially permits a Fund to borrow under two scenarios. First, a Fund is permitted to borrow from banks provided it maintains “asset coverage of at least 300%” for all borrowings, which means a mutual fund generally can borrow from banks but has a borrowing limit equal to 1/3 of its total assets immediately after the borrowing and continuing thereafter (for example, a fund with $100 million in assets could borrow $50 million, because $50 million is 1/3 of $150 million). Second, a Fund is permitted to borrow from banks or other lenders in an amount up to 5% of its total assets for temporary purposes.

With respect to fundamental investment restriction 2: Currently, the 1940 Act generally prohibits mutual funds from issuing “senior securities.” The 1940 Act defines a “senior security” generally to mean “any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.” In other words, a senior security is an obligation that has priority over (or is senior to) a Fund’s shares with respect to the payment of dividends or the distribution of fund assets. Borrowing, as described above in fundamental investment restriction 1 above, is an exception to this general prohibition. Certain investment practices that might be considered to create senior securities, such as entering into reverse repurchase agreements, are permissible under current law so long as a fund takes certain steps to address potential senior security concerns. For example, in reliance on guidance from the SEC, mutual funds generally may enter into reverse repurchase agreements so long as they earmark liquid assets to cover the obligation created by the reverse repurchase agreement and their investment strategies and policies do not prohibit those practices.

With respect to fundamental investment restriction 3: Currently, under the 1940 Act and other federal securities laws, a fund is considered an “underwriter” if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public. A fund that purchases securities in a private transaction for investment purposes and later sells those securities to institutional investors in a restricted sale could, under one view, technically be considered to be an underwriter of those securities. Under current legal requirements, fundamental investment restriction 3 permits a Fund to sell securities in this circumstance.

With respect to fundamental investment restriction 6: Investments in loan participations and assignments are considered to be debt obligations and are, therefore, permissible investments for the Funds.

With respect to fundamental investment restriction 8: Government issued mortgage-related securities, including government issued CMOs, are considered government securities. In accordance with current SEC staff position, the Trust does not consider privately-issued securities to be “tax-exempt municipal securities.” For purposes of complying with this restriction, the Trust, in consultation with its Managers, utilizes its own industry classifications. In addition, for purposes of complying with fundamental investment restriction 8, a Fund that operates as a fund of funds will consider the concentration of the Underlying Funds.

Non-Fundamental Investment Restrictions

The following non-fundamental investment restrictions apply to all Funds, unless otherwise stated:

1. A Fund may not purchase illiquid securities or repurchase agreements maturing in more than seven days if as a result of such purchase, more than 15% of the Fund’s net assets would be invested in such securities.

2. If a Fund has a policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, it will provide at least 60 days prior written notice of any change to such policy.

3. A Fund which serves as an Underlying Fund for a fund-of-funds (such as the PSF DFA Balanced Allocation Portfolio, Portfolio Optimization Portfolios or Pacific Dynamix Portfolios) may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Unless otherwise specifically stated in a Fund’s Prospectus or above, each Fund’s investment restriction will apply only at the time of investment (and subsequent fluctuations in the value of Fund securities or the sale of Fund securities will not result in a violation of the restriction). The foregoing does not apply to borrowing. Restriction 2 above refers to investment policies that are in place because of the name of the particular Fund (“Name Test Policy”). The Diversified Bond Portfolio, Floating Rate Income Portfolio, High Yield Bond Portfolio, Managed Bond Portfolio, Short Duration Bond Portfolio, Emerging Markets Debt Portfolio, Comstock Portfolio, Equity Index Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Small-Cap Equity Portfolio, Small-Cap Growth Portfolio (formerly named Developing Growth Portfolio), Small-Cap Index Portfolio, Small-Cap Value Portfolio, Emerging Markets Portfolio, International

Equity Income Portfolio, International Large-Cap Portfolio, International Small-Cap Portfolio, Health Sciences Portfolio, Real Estate Portfolio, Technology Portfolio, PD 1-3 Year Corporate Bond Portfolio, PD Aggregate Bond Index Portfolio, PD High Yield Bond Market Portfolio, PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Mid-Cap Index Portfolio, PD Small-Cap Growth Index Portfolio, PD Small-Cap Value Index Portfolio, PD Emerging Markets Portfolio and PD International Large-Cap Portfolio are subject to the Name Test Policy. The Name Test Policy applies at the time the Fund invests its assets and under normal circumstances. A new Fund will be permitted to comply with the Name Test Policy within six months after commencing operations. A Fund may not change its Name Test Policy, if applicable, without notifying shareholders 60 days prior to the change.

ORGANIZATION AND MANAGEMENT OF THE TRUST

The Trust was organized on May 4, 1987 as a Massachusetts business trust and was reorganized as a Delaware statutory trust on June 30, 2016. The Trust consisted of fifty-one separate Funds as of [        ], 2020.

Management Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Certain Trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons,” because of their positions with PLFA and/or Pacific Life. The Trustees and officers of the Trust and their principal occupations during the past five years as well as certain additional occupational information are shown below. The address of each Trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees hold directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.

I. Interested Persons

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International (a public utility holding company); and Chairman of the Board and Trustee (1/07 to present) of Pacific Funds Series Trust.	80

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18

Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Funds Series Trust.

			80

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) of Pacific Funds Series Trust.	80

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	80

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance & Ethics Officer since 6/04/04	Vice President and Chief Compliance & Ethics Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance & Ethics Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance & Ethics Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance & Ethics Officer (6/04 to present) of Pacific Funds Series Trust.	80

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Funds Series Trust.	80
Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	80

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14	Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	80

Trevor T. Smith Year of birth 1975	Assistant Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) and Director (4/09 to 12/16) of Pacific Life; and Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Funds Series Trust.	80

Bonnie J. Boyle Year of birth 1974	Assistant Vice President and Assistant Treasurer since 1/01/20	Director (6/17 to present) and Accounting Manager (7/13 to 5/17) of Pacific Life; Vice President and Assistant Treasurer (1/20 to present) of Pacific Funds Series Trust.	80

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	80

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13 and Assistant Secretary since 1/01/20	Assistant Vice President (9/11 to present) of Pacific Life; Vice President (12/13 to present) and Assistant Secretary (1/20 to present) of Pacific Funds Series Trust.	80

II. Independent Trustees

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	80

Andrew J. Iseman Year of birth 1964	Trustee since 3/01/19	Trustee (6/19 to present) and Consultant (3/19 to 6/19) of Pacific Funds Series Trust; Chief Executive Officer (8/10 to 9/18) and Senior Adviser (10/18 to 1/19) of Scout Investments; President (11/10 to 11/17) of Scout Funds; Interested Trustee (4/13 to 11/17) of Scout Funds.	80

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Funds Series Trust; Consultant (11/15 to 6/16) to the Trust and Pacific Funds Series Trust; Independent Trustee (8/10 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (2010 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present). Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP; Adjunct Professor of Accounting of SUNY College at Old Westbury; Interim Chief Financial Officer of The Leon Levy Foundation.	80

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	80

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	80

1          A Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

2          As of May 1, 2020, the “Fund Complex” consists of the Trust (50 funds) and Pacific Funds Series Trust (33 funds), a Delaware statutory trust that may be referred to as “Pacific Funds.” As of [   ], 2020, the “Fund Complex” consists of the Trust (51 funds) and Pacific Funds (29 funds).

Board of Trustees

Additional Information Concerning the Board of Trustees

The Role of the Board. The Board of Trustees (“Board”) oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Trust’s Adviser, the Managers, the distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Funds. The Board has appointed a Trust Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings which are typically held quarterly, in person, and involve the Board’s review of Trust operations. From time to time one or more Independent Trustees may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Policy Committee, a Governance Committee and a Trustee Valuation Committee, which are discussed in greater detail under “Committees” below. More than 75% of the members of the Board are Independent Trustees and each of the Audit, Policy and Governance Committee is comprised entirely of Independent Trustees. The Chairman of the Board is the Chairman, Chief Executive Officer (“CEO”) and President of Pacific Life and Pacific Life & Annuity Company (collectively the “PacLife Entities”). The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. The Independent Trustees, including the Lead Independent Trustee, help identify matters for consideration by the Board and the Lead Independent Trustee regularly participates in the agenda setting process for Board meetings. The Lead Independent Trustee serves as Chairman of the Trust’s Policy Committee, which provides a forum for the Independent Trustees to meet in separate session to deliberate on matters relevant to the Trust. The Independent Trustees have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually through the Governance Committee. In developing its structure, the Board has considered that all shareholders of the Trust are variable life insurance or variable annuity clients of the PacLife Entities and that the Chairman of the Board, as the Chairman, CEO and President of the PacLife Entities, can provide valuable input as to, among other things, the role of the Funds in the PacLife Entities’ variable life insurance and variable annuity platforms. The Board has also determined that the structure of the Lead Independent Trustee and the function and composition of the Policy, Audit, Governance and Trustee Valuation Committees are appropriate means to provide effective oversight on behalf of the Trust’s shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The full Board receives reports from the Adviser and Managers as to investment risks as well as other risks that may also be discussed in Policy or Audit Committee meetings. In addition, the Board receives reports from the Adviser’s Risk Oversight Committee regarding its assessments of potential material risks associated with the Trust and the manner in which those risks are addressed. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Board and its committees periodically receive reports from the PacLife Entities and its Chief Risk Officer as to PacLife Entities enterprise risk management. The Board and its committees also receive periodic reports as to how the Adviser conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Managers or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets regularly with the Treasurer, and the Trust’s independent registered public accounting firm and, when appropriate, with other PacLife Entities personnel to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills. The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Trust’s Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and its committees is reviewed. In conducting its annual self-assessment, the Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

In addition to the information provided in the charts above, including in particular the many years of mutual fund experience on the Board of the Trust and Pacific Funds Series Trust, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Morris is Chairman, CEO and President of the PacLife Entities. Mr. Morris is considered an “Interested Person” of the Trust (as defined in the 1940 Act) because of his material business positions with the PacLife Entities. In these positions, Mr. Morris has intimate knowledge of the PacLife Entities and the Adviser, their products, operations, personnel, and financial resources. His position of influence and responsibility at the PacLife Entities, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Trust.

Ms. Caruso has executive experience from her former positions as President and Chief Executive Officer of Zurich Life, Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments. Ms. Caruso also has prior insurance company board experience, having previously served as a director of LandAmerica Financial Group, Inc. (an insurance company) and on the board of directors of the Illinois Life Insurance Council as well as prior insurance fund and mutual fund board experience. Ms. Caruso also currently serves as a trustee of the Matthews Asia Funds (a series of mutual funds).

Mr. Iseman has significant investment management and executive experience from his former positions as Chief Executive Officer of Scout Investments and President of Scout Funds (a series of mutual funds now known as the Carillon Series Trust). Mr. Iseman also has prior investment company board experience, having previously served as an interested trustee for the Scout Funds.

Mr. Keller has financial accounting experience as a Certified Public Accountant and was a former Audit Partner at PricewaterhouseCoopers LLP with over 30 years of experience in the mutual fund industry. Mr. Keller also serves as a trustee of the FAM Funds (a series of mutual funds).

Ms. Moore has significant legal experience as a former Partner with the law firm of Gibson, Dunn & Crutcher.

Mr. Veerjee has insurance company executive experience as former President of Transamerica Insurance and Investment Group. He also has executive mutual fund and asset management experience as former President of Transamerica Asset Management and as former Chairman and Chief Executive Officer of Transamerica Premier Funds.

Committees. The standing committees of the Board are the Audit Committee, the Policy Committee, the Governance Committee and the Trustee Valuation Committee.

The members of the Audit Committee include each Independent Trustee of the Trust. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Trust’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Trust and the accounting and financial controls of the Trust and the results of the annual audits of the Trust’s financial statements, interacting with the Trust’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Trust’s compliance with legal and regulatory requirements, and receiving reports from the Chief Compliance Officer. Mr. Keller serves as Chairman of the Audit Committee. The Board has determined that Mr. Keller is an “audit committee financial expert” as such term is defined in the applicable regulations. The Audit Committee met four times during the fiscal year ended December 31, 2019.

Pursuant to its charter, the Audit Committee also serves as the Qualified Legal Compliance Committee for the Trust for purposes of Section 307 of the Sarbanes Oxley Act (“SOX”), regarding standards of professional conduct for attorneys appearing and practicing before the SEC on behalf of an issuer (“Reporting Attorney”). A Reporting Attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report the matter to the Qualified Legal Compliance Committee as an alternative to the reporting requirements of SOX (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The Qualified Legal Compliance Committee must take appropriate steps to respond to any reports received from a Reporting Attorney. The Qualified Legal Compliance Committee meets as necessary during the year. The Qualified Legal Compliance Committee did not meet during the fiscal year ended December 31, 2019.

The members of the Policy Committee include each Independent Trustee of the Trust. The Policy Committee operates pursuant to a separate charter and its primary responsibility is to act as a general oversight committee of the Board and to provide a forum for the Independent Trustees to meet and deliberate on certain matters to be presented to the Board for its review and/or consideration for approval at Board meetings. The Policy Committee also reviews and deliberates on the annual Section 15(c) materials received in connection with the renewal of the investment advisory, investment sub-advisory and distribution agreements, as well as the determination of the independence of the independent legal counsel to the Independent Trustees. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met six times during the fiscal year ended December 31, 2019.

The members of the Governance Committee include each Independent Trustee of the Trust. The Governance Committee operates pursuant to a separate charter and is responsible for, among other things, the Trustees’ “self-assessment,” making recommendations to the Board concerning the size and composition of the Board and its committees and the effectiveness of the Board’s committee structure, determining compensation of the Independent Trustees, establishing an Independent Trustee retirement policy and the screening and nomination of new candidates to serve as Trustees. With respect to new Trustee candidates, the Governance Committee may seek referrals from a variety of sources and may engage a search firm to assist it in identifying or evaluating potential candidates. The Governance Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation contains sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualifications. The recommendation must be submitted in writing and addressed to the Governance Committee Chairperson at the Trust’s offices: Pacific Select Fund Governance Committee, c/o Pacific Life Fund Advisors LLC, 700 Newport Center Drive, Newport Beach, CA 92660, Attention: Governance Committee Chairperson. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee met one time during the fiscal year ended December 31, 2019.

The members of the Trustee Valuation Committee consist of any two or more Trustees, at least one of whom is an Independent Trustee of the Trust. The two or more Trustees who serve as the members may vary from meeting to meeting. The Trustee Valuation Committee’s primary responsibility is to oversee the implementation of the Trust’s valuation policy, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable, and to review fair value determinations made by the Adviser or a Manager on behalf of the Board, as specified in the Trust’s valuation policy adopted by the Board. The Trustee Valuation Committee met one time during the fiscal year ended December 31, 2019.

Deferred Compensation Plan. Pursuant to the Pacific Select Fund Trustees’ Deferred Compensation Plan (the “Deferred Compensation Plan”), an Independent Trustee has the option to elect to defer part or all of his or her compensation payable by the Trust (or any other entity considered a “single employer” under the Code), and such amount is placed into a deferral account. Amounts in the deferral account are obligations of the Fund Complex that are payable in accordance with the Deferred Compensation Plan.

An Independent Trustee who defers compensation pursuant to the Deferred Compensation Plan has the option to select one or more credit rate options for his or her deferred account that track the total return of certain Funds and share classes of the Fund Complex (without a sales load). Accordingly, the market value appreciation or depreciation of a Trustee’s deferral account will cause the expenses of Funds of the Fund Complex to increase or decrease due to market fluctuations. Distributions from a Trustee’s deferral account will be paid in accordance with the payout election selected by the Trustee, the terms of the Deferred Compensation Plan and in compliance with the Code.

Management Ownership. As of April 3, 2020, to the best of the Trust’s knowledge, the Trustees and officers of the Trust as a group owned variable products that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of Class P, Class I or Class D of each Fund that has commenced operations.

Beneficial Interest of Trustees. None of the Trustees directly own shares of the Trust. The table below shows the dollar range of each Trustee’s interest (indirect beneficial interest through ownership of a variable product) as of calendar year end December 31, 2019 (unless otherwise noted) (i) in any of the Funds of the Trust that have commenced operations, and (ii) on an aggregate basis, in all registered investment companies overseen by the Trustee within the Family of Investment Companies.

Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies[2]
James T. Morris[3]	Portfolio Optimization Aggressive-Growth Portfolio: Over $100,000	Over $100,000
Gale K. Caruso

Diversified Bond Portfolio: $50,001 to $100,000
Dividend Growth Portfolio: $10,001 to $50,000
Emerging Markets Portfolio: $10,001 to $50,000
Health Sciences Portfolio: $50,001 to $100,000
Main Street Core Portfolio: $50,001 to $100,000

Over $100,000
Andrew J. Iseman	None	Over $100,000
Paul A. Keller	None	Over $100,000
Lucie H. Moore	None	None
Nooruddin (Rudy) Veerjee	None	Over $100,000

1          The following shows the dollar range of an Independent Trustee’s deferred compensation allocations for the Trust as of December 31, 2019, which tracks the performance of certain Funds of the Trust as described in the “Deferred Compensation Plan” section: Gale K. Caruso - over $100,000; Lucie H. Moore — over $100,000; Nooruddin (Rudy) Veerjee — over $100,000; Paul A. Keller — over $100,000.

2          The following shows the dollar range of an Independent Trustee’s deferred compensation allocations for the Fund Complex as of December 31, 2019: Gale K. Caruso - over $100,000; Lucie H. Moore - over $100,000; Nooruddin (Rudy) Veerjee - over $100,000; Paul A. Keller - over $100,000. As of May 1, 2020, the Fund Complex consists of 83 funds.

3          James T. Morris is an Interested Person of the Trust because of his positions with Pacific Life.

Compensation. No compensation is paid by the Trust to any of the Trusts’ Officers or the Interested Trustee. The following table shows the compensation paid to the Trust’s Independent Trustees for the most recently completed fiscal year ended December 31, 2019:

Name	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation from Fund Complex Paid to Trustees[2]
Gale K. Caruso	$236,500	N/A	$329,000
Andrew J. Iseman[3]	$208,639	N/A	$265,331
Paul A. Keller	$271,500	N/A	$289,500
Lucie H. Moore	$246,500	N/A	$343,000
Nooruddin (Rudy) Veerjee	$306,500	N/A	$250,000
	$1,326,139	N/A	$1,476,831

1        Includes compensation deferred by Paul A. Keller and Nooruddin (Rudy) Veerjee of $80,000 and $160,000, respectively, pursuant to the Deferred Compensation Plan. Frederick L. Blackmon, who resigned effective March 31, 2019, received aggregate compensation from the Trust of $56,500 for his services as an independent trustee prior to his resignation.

2        Compensation paid by the Trust is for the fiscal year ended December 31, 2019 and by Pacific Funds Series Trust is for the fiscal year ended December 31, 2019. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

3        Mr. Iseman was a consultant for Pacific Funds Series Trust (during its fiscal year ended March 31, 2020) between April 1, 2019 and June 9, 2019, for which he received a fee of $13,808. Mr. Iseman became a Trustee of the Trust effective March 1, 2019 and did not receive compensation from the Trust prior to that date.

Investment Adviser

Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”), a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life, serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust and PLFA. The original advisory agreement for the Trust was entered into between Pacific Life and the Trust and was approved by the then-existing Board of Trustees, including a majority of the Independent Trustees who were not parties to that Advisory Agreement, at a Board meeting held on July 21, 1987, and by the shareholders of the Trust at a Meeting of Shareholders held on October 28, 1988. The Advisory Agreement (as amended and restated) was subsequently transferred from Pacific Life to PLFA in 2007.

PLFA is responsible for overseeing the investment program for the Trust. PLFA also furnishes to the Board of Trustees, which has responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund. Under the terms of the Advisory Agreement, PLFA is obligated to manage the Trust’s Funds in accordance with applicable laws and regulations. PLFA is located at 700 Newport Center Drive, Newport Beach, California 92660. See the “Information About the Managers” section for additional information regarding PLFA.

The Advisory Agreement will continue in effect until December 31, 2020, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) a majority of the Independent Trustees who are not parties to such Advisory Agreement. The Advisory Agreement and each sub-advisory agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days’ written notice by any party to the Advisory Agreement or sub-advisory agreement, respectively, and each agreement will terminate automatically if assigned.

Pacific Life is a Nebraska domiciled life insurance company that provides life insurance products, individual annuities and mutual funds and offers to individuals, businesses, and pension plans a variety of investment products and services in all states except New York. Pacific Life & Annuity Company (“PL&A”), a subsidiary of Pacific Life, is a life insurance company licensed to issue individual life insurance and annuity products in the state of New York. PL&A is an Arizona domiciled life insurance company and a subsidiary of Pacific Life.

Pacific Life was established on January 2, 1868 under the name, “Pacific Mutual Life Insurance Company of California.” It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

SEC Exemptive Order

Under an exemptive order from the SEC, PLFA and the Trust can enter into and materially amend agreements with sub-advisers (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval. Prior to, or within 90 days of the effective date of any new sub-advisory agreement, shareholders of the affected Fund will be sent an “information statement” about the sub-adviser. In 2016, the Trust’s shareholders approved PLFA and the Trust to apply for an expanded order from the SEC to (i) permit changing and materially amending agreements with affiliated sub-advisers (in addition to unaffiliated sub-advisers) without shareholder approval, (ii) provide access to an information statement on the Trust’s web site rather than mailing it to shareholders, (iii) permit flexibility regarding the method of providing notice of an information statement, and (iv) amend the content of the information included in an information statement.  PLFA and the Trust have applied for such an expanded order. If such expanded order is granted by the SEC, subject to the conditions of any such order the Trust plans to (i) post (rather than mail) information statements regarding a new sub-adviser on the Trust’s web site within 90 days following the effective date of a new sub-advisory agreement, (ii) utilize streamlined methods to notify shareholders of the posting of an information statement (such as including notice in a supplement or other document provided to shareholders), and (iii) amend the content of an information statement to remove information that is or will be posted elsewhere on the Trust’s web site or that is determined by the Adviser and the Trust to be not relevant. In addition, the expanded order is expected to permit the Board of Trustees to meet to approve sub-advisory agreements by any means of communication that allows Board members to hear each other simultaneously during the meeting (i.e., by telephonic conference call, by video conference, etc.) rather than holding an in-person meeting, if necessary.

Investment Advisory Fee Schedules

The Trust pays the Adviser a fee for its services under the Advisory Agreement, as reflected in the table below, based on an annual percentage of the average daily net assets of each Fund.

Fund	Annual Investment Advisory Fee (as a percentage of average daily net assets)
Emerging Markets Debt Portfolio[1]	0.785% on first $1 billion
0.755% on next $1 billion
0.725% on next $2 billion
0.705% on excess
International Small-Cap Portfolio	0.85% on first $1 billion
0.82% on next $1 billion
0.79% on next $2 billion
0.77% on excess
Mid-Cap Value Portfolio	0.70% on first $1 billion
0.65% on next $1 billion
0.60% on excess
Equity Index Portfolio	0.05% on first $4 billion
0.03% on excess

Fund	Annual Investment Advisory Fee (as a percentage of average daily net assets)
Small-Cap Index Portfolio	0.30% on first $4 billion
0.28% on excess
Small-Cap Equity Portfolio[2]	0.75% on first $1 billion
Small-Cap Value Portfolio	0.72% on next $1 billion
0.69% on next $2 billion
0.67% on excess
PD Large-Cap Growth Index Portfolio	0.14% on first $300 million
PD Large-Cap Value Index Portfolio	0.12% on excess
PD Mid-Cap Index Portfolio
PD Small-Cap Growth Index Portfolio
PD Small-Cap Value Index Portfolio
International Equity Income Portfolio	0.50% on first $1 billion
0.45% on excess
Large-Cap Value Portfolio	0.65% on first $100 million
0.61% on next $900 million
0.58% on next $3 billion
0.56% on excess
Health Sciences Portfolio	0.90% on first $1 billion
Technology Portfolio	0.87% on next $1 billion
0.84% on next $2 billion
0.82% on excess
PD Emerging Markets Portfolio	0.60% on first $50 million
0.35% on excess
PD International Large-Cap Portfolio	0.25% on first $100 million
0.20% on excess
Comstock Portfolio[3]	0.75% on first $100 million
Focused Growth Portfolio	0.71% on next $900 million
Large-Cap Growth Portfolio[4]	0.68% on next $3 billion
0.66% on excess
Value Advantage Portfolio	0.66% on first $4 billion
0.64% on excess
International Value Portfolio	0.65% on first $4 billion
Mid-Cap Equity Portfolio	0.63% on excess
International Large-Cap Portfolio	0.85% on first $100 million
0.77% on next $900 million
0.75% on next $3 billion
0.73% on excess
Growth Portfolio	0.55% on first $4 billion
0.53% on excess
Small-Cap Growth Portfolio (formerly named Developing Growth Portfolio)	0.60% on first $4 billion
0.58% on excess
Mid-Cap Growth Portfolio[5]	0.70% on first $4 billion
0.68% on excess
Real Estate Portfolio[6]	0.90% on first $100 million
0.82% on next $900 million
0.80% on next $3 billion
0.78% on excess
Main Street Core Portfolio	0.45% on first $4 billion
0.43% on excess
Emerging Markets Portfolio	0.80% on first $4 billion
0.78% on excess
Floating Rate Income Portfolio[7]	0.65% on first $1 billion
0.62% on next $1 billion

Fund	Annual Investment Advisory Fee (as a percentage of average daily net assets)
0.59% on next $2 billion
0.57% on excess
Core Income Portfolio	0.50% on first $4 billion
0.48% on excess
Diversified Bond Portfolio	0.40% on first $4 billion
High Yield Bond Portfolio	0.38% on excess
Inflation Managed Portfolio
Managed Bond Portfolio
Short Duration Bond Portfolio
PSF DFA Balanced Allocation Portfolio	0.20%
Pacific Dynamix - Conservative Growth Portfolio
Pacific Dynamix - Moderate Growth Portfolio
Pacific Dynamix - Growth Portfolio
Portfolio Optimization Conservative Portfolio	0.10%
Portfolio Optimization Moderate-Conservative Portfolio
Portfolio Optimization Moderate Portfolio
Portfolio Optimization Growth Portfolio
Portfolio Optimization Aggressive-Growth Portfolio
PD 1-3 Year Corporate Bond Portfolio	0.20% on first $50 million
0.19% on next $50 million
0.14% on excess
PD Aggregate Bond Index Portfolio	0.16% on first $50 million
0.15% on next $50 million
0.14% on excess
PD High Yield Bond Market Portfolio	0.35% on first $50 million
0.22% on next $50 million
0.14% on excess
Dividend Growth Portfolio	0.70% on first $100 million
0.66% on next $900 million
0.63% on next $3 billion
0.61% on excess

______

1          PLFA has agreed to waive 0.02% of its investment advisory fee through April 30, 2021. There is no guarantee that PLFA will continue such waiver after that date.

2          PLFA has agreed to waive 0.10% of its investment advisory fee through April 30, 2021. There is no guarantee that PLFA will continue such waiver after that date.

3          PLFA has agreed to waive 0.015% of its investment advisory fee through April 30, 2021. There is no guarantee that PLFA will continue such waiver after that date.

4          PLFA has agreed to waive 0.045% of its investment advisory fee through April 30, 2021. There is no guarantee that PLFA will continue such waiver after that date.

5          PLFA has agreed to waive 0.025% of its investment advisory fee through April 30, 2021. There is no guarantee that PLFA will continue such waiver after that date.

6          PLFA has agreed to waive 0.09% of its investment advisory fee through April 30, 2021. There is no guarantee that PLFA will continue such waiver after that date.

7          PLFA has agreed to waive 0.05% of its investment advisory fee through April 30, 2022. There is no guarantee that PLFA will continue such waiver after that date.

Investment Advisory Fees Paid or Owed

The chart below reflects the net investment advisory fees paid or owed (i.e., after any advisory fee waivers) to PLFA from Funds that have commenced operations as listed below, including the net investment advisory fees paid or owed to any sub-advisers by PLFA, for the three most recent fiscal years ended:

Fund	12/31/19	12/31/18	12/31/17
Small-Cap Value Portfolio	$2,812,053	$3,766,184	$4,937,335
Emerging Markets Debt Portfolio	$6,336,194[1]	$7,541,854[1]	$3,609,454
Equity Index Portfolio	$1,538,737	$1,409,433	$1,407,327
Health Sciences Portfolio	$3,520,154	$3,611,511	$3,234,961
Large-Cap Growth Portfolio	$8,816,993[2]	$8,697,168[2]	$6,035,317[2]
Small-Cap Equity Portfolio	$1,609,876[3]	$2,206,340[3]	$3,464,276[3]
Small-Cap Index Portfolio	$2,090,075	$2,854,338	$2,927,508
PD Large-Cap Growth Index Portfolio	$922,925	$854,842	$721,595

Fund	12/31/19	12/31/18		12/31/17
PD Large-Cap Value Index Portfolio	$943,352		$892,003		$808,396
PD Small-Cap Growth Index Portfolio	$75,866		$81,826		$167,184
PD Small-Cap Value Index Portfolio	$89,629		$163,637		$227,341
Mid-Cap Value Portfolio	$7,291,734		$9,566,684		$11,574,238
International Equity Income Portfolio[4]	$685	$	N/A	$	N/A
Large-Cap Value Portfolio	$7,498,049		$9,959,011		$12,227,666
PD Emerging Markets Portfolio	$788,641		$841,807		$740,579
PD International Large-Cap Portfolio	$1,115,661		$1,169,631		$974,316
Comstock Portfolio	$6,877,837[5]		$5,929,617[5]		$7,167,328[5]
Mid-Cap Growth Portfolio	$6,146,738[6]		$5,250,453[6]		$2,854,169[6]
International Value Portfolio	$10,316,831		$11,436,787		$8,327,191
Value Advantage Portfolio	$6,037,828		$6,922,767		$8,423,573
Focused Growth Portfolio	$1,579,748		$1,439,175		$1,168,309
Small-Cap Growth Portfolio (formerly named Developing Growth Portfolio)	$1,225,614		$1,311,710		$1,446,523
Growth Portfolio	$9,883,559		$7,921,184		$6,157,533
International Large-Cap Portfolio	$13,104,172		$15,549,060		$13,764,105
Technology Portfolio	$1,553,537		$1,425,631		$1,021,254
Real Estate Portfolio	$4,711,926[7]		$3,656,517[7]		$4,905,987
Main Street Core Portfolio	$4,748,043		$5,213,464		$6,091,285
Emerging Markets Portfolio	$11,860,370		$15,444,193		$16,259,421
Core Income Portfolio	$2,593,060		$1,769,374		$1,917,025
Floating Rate Income Portfolio	$3,726,200[8]		$3,390,044		$3,436,121
High Yield Bond Portfolio	$4,616,209		$4,388,337		$3,484,079
Inflation Managed Portfolio	$1,985,371		$2,830,146		$3,041,945
Managed Bond Portfolio	$12,968,107		$10,049,421		$11,855,291
International Small-Cap Portfolio	$2,894,311		$6,512,792		$9,039,663
Mid-Cap Equity Portfolio	$6,684,029		$5,951,663		$6,066,124
PD 1-3 Year Corporate Bond Portfolio	$375,296		$356,828		$329,273
PD Aggregate Bond Index Portfolio	$1,284,510		$1,474,588		$1,357,874
PD High Yield Bond Market Portfolio	$589,980		$416,280		$390,515
Dividend Growth Portfolio	$8,490,663		$6,335,531		$5,535,894
Short Duration Bond Portfolio	$5,520,274		$5,157,363		$7,926,207
Diversified Bond Portfolio	$16,564,552		$13,798,670		$15,459,498
PSF DFA Balanced Allocation Portfolio	$406,004		$272,584		$135,351
Pacific Dynamix - Conservative Growth Portfolio	$1,091,866		$1,090,590		$1,072,766
Pacific Dynamix - Moderate Growth Portfolio	$4,828,522		$4,835,740		$4,442,836
Pacific Dynamix - Growth Portfolio	$1,576,855		$1,567,589		$1,405,291
Portfolio Optimization Conservative Portfolio	$1,536,563		$1,676,139		$1,911,028
Portfolio Optimization Moderate-Conservative Portfolio	$2,468,939		$2,766,501		$3,080,214
Portfolio Optimization Moderate Portfolio	$10,073,653		$11,270,230		$12,275,979
Portfolio Optimization Growth Portfolio	$8,616,932		$9,616,368		$10,358,411
Portfolio Optimization Aggressive-Growth Portfolio	$1,953,049		$2,175,190		$2,276,813

______

1          The amounts shown are net of an advisory fee waiver of $165,783 and $36,575 by PLFA in fiscal years 2019 and 2018, respectively.

2          The amounts shown are net of an advisory fee waiver of $600,732, $592,750 and $405,714 by PLFA in fiscal years 2019, 2018 and 2017, respectively.

3          The amounts shown are net of an advisory fee waiver of $247,673, $339,437 and $532,965 by PLFA in fiscal years 2019, 2018 and 2017, respectively.

4          The International Equity Income Portfolio commenced operations on 12/30/19. As such, there are no investment advisory fees paid or owed prior to that date.

5          The amounts shown are net of an advisory fee waiver of $147,838, $127,145 and $154,008 by PLFA in fiscal years 2019, 2018 and 2017, respectively.

6          The amounts shown are net of an advisory fee waiver of $227,657, $194,461 and $105,710 by PLFA in fiscal years 2019, 2018 and 2017, respectively.

7          The amounts shown are net of an advisory fee waiver of $571,059 and $61,387 by PLFA in fiscal year 2019 and 2018, respectively.

8          The amount shown is net of an advisory fee waiver of $269,851 by PLFA in fiscal year 2019.

All Funds (except the Portfolio Optimization Portfolios, Pacific Dynamix Portfolios and Pacific Dynamix Underlying Funds): To help limit expenses, PLFA has agreed to reimburse each Fund for certain operating expenses that exceed an annual rate of 0.10% of a Fund’s average net assets through April 30, 2021. These operating expenses include but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax and certain legal services; preparation, printing, filing, and distribution to existing shareholders of prospectuses, shareholder reports and other regulatory documents, as applicable; Independent Trustees’ fees and expenses; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees, if any; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation expenses, liquidation expenses, reorganization expenses and other expenses not incurred in the ordinary course of each Fund’s business; and expenses of counsel or other persons or services retained by the Trust’s Independent Trustees. Any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement, or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Funds, but not above the expense cap. There can be no assurance that the expense limitation agreement will be continued beyond April 30, 2021.

Pacific Dynamix Portfolios: To help limit expenses, PLFA has agreed to reimburse each Pacific Dynamix Portfolio to the extent the total operating expenses (excluding extraordinary expenses) of the Fund and its proportional share of fees and expenses in the Pacific Dynamix Underlying Funds that exceed an annual rate of 0.59% for Class I shares and 0.39% for Class P shares of a Fund’s average net assets through April 30, 2021. Any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Funds, but not above the expense cap. There can be no assurance that the expense limitation agreement will be continued beyond April 30, 2021 for the Pacific Dynamix Portfolios.

For the last three fiscal years ended December 31, PLFA reimbursed and/or recouped the following amounts from the following Funds:

	Investment Adviser Expense Reimbursements			Investment Adviser Recoupment
Fund	12/31/19	12/31/18	12/31/17	12/31/19	12/31/18	12/31/17
Value Advantage Portfolio	$—	$91,969	$79,211	$—	$—	$—
International Equity Income Portfolio	$506	$—	$—	$—	$—	$—
PSF DFA Balanced Allocation Portfolio	$—	$—	$25,017	$—	$47,775	$15,056
Pacific Dynamix – Conservative Growth Portfolio	$314,004	$240,746	$255,880	$—	$—	$—
Pacific Dynamix – Moderate Growth Portfolio	$1,220,2288	$1,136,501	$1,127,747	$—	$—	$—
Pacific Dynamix – Growth Portfolio	$435,967	$443,429	$423,286	$—	$—	$—

Other Expenses of the Trust

The Trust bears all costs of its operations. These costs may include expenses for custody, audit and tax fees, fees and expenses of Officers and Trustees, organizational expenses, expenses related to compliance with legal and regulatory requirements (including expenses of the Trust’s Chief Compliance Officer), accounting expenses, brokerage expenses, expenses of administrators, transfer agents, pricing agents and other service providers, the expenses of calculating the Trust’s net asset value, recordkeeping expenses, expenses of transitioning to new Managers, and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

The Trust is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Trust and its shares on state and federal levels, legal and accounting services, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders. Certain fund expenses directly attributable to a particular Fund are charged to that Fund (such as portfolio-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs). Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

The Trust, Pacific Life and PLFA have entered into an agreement for administration and support services, as amended from time to time, (the “Support Services Agreement”) pursuant to which Pacific Life and/or PLFA provide support services such as those described above, including legal, compliance, accounting, tax, chief compliance officer services, and administrative services. Under the terms of the Support Services Agreement, it is not intended that Pacific Life and PLFA will profit from these services to the Trust.

The Trust paid or owed to Pacific Life and/or PLFA $4,415,675 during 2019 representing 0.006%, of the Trust’s average daily net assets for its services under the Support Services Agreement. The Trust paid or owed to Pacific Life $4,291,807 during 2018 and $3,781,236 during 2017, representing 0.006% and 0.005%, respectively, of the Trust’s average daily net assets pursuant to the Support Services Agreement. The fees anticipated to be paid for fiscal year 2020 under the Support Services Agreement are expected to be approximately 0.007% of the Trust’s average daily net assets.

Distribution and/or Service Plans. The Trust has adopted a service plan (the “Service Plan”) for Class I shares of each applicable Fund, under which each applicable Fund pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of the Fund. The Service Plan is not adopted as a distribution or “12b-1 plan” in accordance with Rule 12b-1 under the 1940 Act. For the fiscal year ended December 31, 2019, the Trust paid $80,755,402 in aggregate to the Distributor pursuant to the Service Plan.

The Trust has adopted a distribution and service plan (the “12b-1 Plan”) for Class D shares of each applicable Fund in accordance with Rule 12b-1 under the 1940 Act, pursuant to which Class D shares of each applicable Fund charge a service fee at an annual rate of 0.20% and a distribution fee at an annual rate of 0.05% of the average daily net assets attributed to that share class. For the Fiscal year ended December 31, 2019, the Trust paid $507,495 in aggregate to the Distributor pursuant to the 12b-1 Plan.

The dollar amounts and the manner in which distribution fee amounts paid by each Fund under the 12b-1 Plan were spent, were as follows:

For the fiscal year ended 12/31/19
Fund	Class D
PSF DFA Balanced Allocation Portfolio
(i) allocation of distribution-related overhead expenses	$101,499
(ii) printing and mailing of sales material to prospective shareholders	$—
(iii) compensation to broker-dealers	$—
(iv) printing and mailing of prospectuses to other than current shareholders	$—

Under the Class I Service Plan and Class D 12b-1 Plan, the service fees may be used by the Distributor to provide or procure service activities related to the variable annuity contract and variable life insurance policy owners (“Contract Owners”) of the participating insurers who use the Trust as the underlying investment Trust for their contracts (“Variable Accounts”), for services related to the Trust and its Funds. These services may include, but are not limited to (i) providing electronic, telephonic, and technological servicing support in connection with existing investments in the Trust, including support relating to dollar cost averaging, asset allocation, portfolio rebalancing, and pre-authorized purchase and redemption orders and enhancing processing, technology, providing support for accepting or executing transfer instructions and electronic capability regarding the same insofar as it effects the Trust and its Funds; (ii) answering shareholder and Contract Owner questions regarding the Trust, its Funds, its Managers and/or other service providers; (iii) researching and providing historical Variable Account activity related to the Trust for Variable Accounts requesting it; (iv) responding to inquiries regarding the Prospectuses, including this SAI, and supplements thereto, reports, notices, proxies and proxy statements and other information regarding the Trust; (v) payment of compensation to broker/dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of the above services; (vi) overhead and other expenses of the Distributor related to service activities, including but not limited to, telephone and other communications expenses, including broker/dealer communication expenses, and website maintenance expenses; and (vii) provision of other services deemed appropriate by the Distributor. Service fees may also be spent on obligations relating to shareholder and Contract Owner servicing that arose prior to the effective date of the Service Plan or 12b-1 Plan.

These amounts are intended to be treated as service fees under the applicable rule of the Financial Industry Regulatory Authority (“FINRA”) regarding asset-based sales charges for investment companies.

Under the Class D 12b-1 Plan, the distribution fees may be used by the Distributor for any activities or expenses primarily intended to result in the sale of Class D shares or Variable Accounts offering Class D shares, including compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Class D shares; printing of prospectuses and reports other than for existing Contract Owners; advertising; and the preparation, printing and distribution of sales literature. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a Fund’s Class D shares, and allocates other expenses to the Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. If in any year the Distributor’s expenses incurred in connection with the distribution of shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts exceed the distribution and servicing fees paid by Class D shares of a Fund, the Distributor would recover such excess only if the 12b-1 Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the 12b-1 Plan terminates.

For the Trust’s fiscal year ended December 31, 2019, there were no aggregate unreimbursed expenses under the 12b-1 Plan.

The Service Plan and 12b-1 Plan are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of these Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

Many of the Distributor’s servicing efforts involve the Trust as a whole, so that fees paid by the Funds may indirectly support servicing efforts relating to other Funds.

The Service Plan and 12b-1 Plan will continue in effect with respect to a Fund for successive one-year periods, provided that each such continuance is specifically approved by the vote of a majority of the Trustees, including the Independent Trustees. If the Service Plan or the 12b-1 Plan is terminated (or not renewed) with respect to one or more Fund, it may continue in effect with respect to any Fund as to which it has not been terminated (or has been renewed).

INFORMATION ABOUT THE MANAGERS

Management Firms

PLFA serves as investment adviser and directly manages the PSF DFA Balanced Allocation Portfolio, Portfolio Optimization Portfolios and Pacific Dynamix Portfolios. PLFA takes on the entrepreneurial risks associated with the launch of each new Fund and its ongoing operations. In addition, PLFA supports the Board oversight process by, among other things, acting on Board instructions relating to the Funds and providing reports and other information requested by the Board from time to time.

Each sub-adviser has entered into a sub-advisory agreement with the Trust and the Adviser. Each sub-adviser provides investment advisory services to the applicable Fund. With respect to the sub-advised Funds, PLFA has the ultimate responsibility in overseeing and monitoring the services provided by the sub-advisers. PLFA evaluates the performance of each sub-adviser and the sub-adviser’s execution of a Fund’s investment strategies, as well as the sub-adviser’s adherence to the Fund’s investment objectives and policies. PLFA conducts risk analysis and performance attribution to analyze a Fund’s performance and risk profile and works with a sub-adviser to implement changes to a Fund’s strategies when appropriate. PLFA’s analysis and oversight of a sub-adviser may result in PLFA’s recommendation to the Board of Trustees that a sub-adviser be terminated or replaced.

PLFA also conducts ongoing due diligence on sub-advisers involving onsite visits, in-person meetings and/or telephonic meetings, including due diligence of each sub-adviser’s written compliance policies and procedures and assessments of each sub-adviser’s compliance program and code of ethics. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, transition management and oversight of trade execution and brokerage services.

PLFA also conducts searches for new sub-advisers for new Funds or to replace existing sub-advisers when appropriate and coordinates the on-boarding process for new sub-advisers, including establishing trading accounts to enable the sub-adviser to begin managing Fund assets. Additionally, in the event that a sub-adviser was to become unable to manage a Fund, PLFA has implemented plans to provide for the continued management of the Fund’s portfolio. PLFA oversees and implements transition management programs when significant changes are made to a Fund, including when a sub-adviser is replaced or when there are large purchases or withdrawals, to seek to reduce transaction costs for a Fund. PLFA also monitors and regulates large purchase and redemption orders to minimize potentially adverse effects on a Fund.

Certain Funds are managed by multiple sub-advisers. For those Funds, PLFA determines the portion of the Fund to be managed by each sub-adviser and may change the allocation from time to time. PLFA can recommend the addition of a sub-adviser to a Fund when it believes the Fund would benefit from additional investment strategies and sub-advisers.

The information below provides organizational information on each of the Managers, which includes, if applicable, the name of any person(s) who controls the Manager, the basis of the person’s control, and the general nature of the person’s business.  It is followed by information regarding each Manager’s compensation structure, other accounts managed, material conflicts of interests, and beneficial interest of the Trust. Each individual or team member is referred to as a portfolio manager in this section. The Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the Managers against one another. Each Manager is a separate entity that may employ different compensation structures, have different management requirements, and be affected by different conflicts of interests.

AllianceBernstein L.P. (“AB”)

AB, a Delaware limited partnership, is a leading global investment adviser. The majority of AB limited partnership units are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded leading financial services company. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AB and AllianceBernstein Holding L.P., a publicly traded partnership.

Ashmore Investment Management Limited (“Ashmore”)

Ashmore is indirectly wholly-owned by Ashmore Group plc (“Ashmore Group”), a company incorporated in England and Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. Ashmore Group plc, through certain affiliates, currently engages in the asset management business.

BlackRock Investment Management, LLC (“BlackRock”)

BlackRock is a registered investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States.

Boston Partners Global Investors, Inc. (“Boston Partners”)

Boston Partners is a registered investment adviser organized in Delaware. Boston Partners is a wholly owned subsidiary of ORIX Corporation, a diversified financial services company based in Japan.

Cadence Capital Management LLC (“Cadence”)

Cadence is the successor investment adviser to Cadence Capital Management Corporation, which commenced operations in 1988. Cadence is wholly-owned by Pacific Global Asset Management LLC, a wholly owned subsidiary of Pacific Life Insurance Company.

ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they had entered into an agreement under which Franklin Resources would acquire Legg Mason and its affiliates, including ClearBridge. The transaction is expected to close in the third quarter of 2020 and is subject to customary closing conditions. Upon completion of the transaction ClearBridge would become a wholly owned subsidiary of Franklin Resources.

Dimensional Fund Advisors LP (“DFA”)

DFA was founded in April 1981. DFA is registered under the Investment Advisors Act of 1940 and began managing assets on behalf of institutional investors in December 1981. DFA is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings, Inc., a Delaware Corporation.

Franklin Mutual Advisers, LLC (“Franklin”)

Franklin (formerly named Franklin Advisory Services, LLC) is an indirect, wholly owned subsidiary of Franklin Resources Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

Invesco Advisers, Inc. (“Invesco”)

Invesco is an indirect wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Invesco, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

Ivy Investment Management Company (“Ivy”)

Ivy is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly traded company. Ivy is a registered investment adviser with the SEC. Ivy acts as an investment adviser for the Ivy family of funds, as well as an adviser for institutional and other private investors and provides sub-advisory services to other U.S. mutual funds and non-U.S. pooled investment vehicles.

Janus Capital Management LLC (“Janus”)

Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is an indirect subsidiary of Janus Henderson Group plc (“JHG”), a publicly-traded independent asset management firm, which was formed in May 2017 from the merger between Janus Capital Group Inc. and Henderson Group plc. JHG is a publicly-traded independent asset management firm.

J.P. Morgan Investment Management Inc. (“JPMorgan”)

JPMorgan is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. JPMorgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co (“JPMorgan Chase”).

MFS Investment Management (“MFS”)

Massachusetts Financial Services Company, doing business as MFS Investment Management, and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

Pacific Asset Management LLC (“Pacific Asset Management”)

Founded in 2007, Pacific Asset Management specializes in credit oriented fixed income strategies. Pacific Asset Management LLC is an SEC registered investment adviser and an indirect wholly-owned subsidiary of Pacific Life Insurance Company.

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE.

Absent an order from the SEC or other relief, the Managed Bond and Inflation Managed Portfolios generally cannot engage in principal transactions with the affiliated brokers and certain other affiliated entities, and the Managed Bond and Inflation Managed Portfolios’ ability to purchase securities underwritten by an affiliated broker or to utilize affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with affiliated brokers would materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or their overall performance.

Principal Real Estate Investors, LLC (“Principal REI”)

Principal REI is a diversified asset management organization and an indirect subsidiary of Principal Financial Group, Inc. (“Principal”). Principal is a public company listed on the NYSE offering a wide range of financial products and services through a diverse family of financial services companies.

QS Investors, LLC (“QS Investors”)

QS Investors is an investment management firm that specializes in disciplined and systematic investment solutions. QS Investors is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), a global asset management firm. On February 18, 2020, Franklin Resources and Legg Mason announced that they had entered into an agreement under which Franklin Resources would acquire Legg Mason and its affiliates, including QS Investors. The transaction is expected to close in the third quarter of 2020 and is subject to customary closing conditions. Upon completion of the transaction QS Investors would become a wholly owned subsidiary of Franklin Resources.

Scout Investments, Inc. (“Scout”)

Scout is a nationally recognized institutional investment manager that offers an array of equity and fixed income products. Scout is a wholly-owned subsidiary of Carillon Tower Advisers, Inc., an SEC registered investment adviser and wholly-owned subsidiary of Raymond James Financial, Inc. Prior to November 17, 2017, Scout was a wholly-owned subsidiary of UMB Financial Corporation.

SSGA Funds Management, Inc. (“SSGA FM”)

SSGA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which, in turn, is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. State Street Global Advisors (“SSGA”), consisting of SSGA FM and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Founded in 1937 by the late Thomas Rowe Price Jr., T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company with offices all over the world. T. Rowe Price and its affiliates manage individual and institutional investor accounts.

Wellington Management Company LLP (“Wellington”)

Wellington is a Delaware limited liability partnership. Wellington is a global asset management firm that provides investment services to financial intermediaries, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Western Asset Management Company, LLC and certain of its affiliated companies (collectively “Western Asset”)

Western Asset Management Company, LLC operates from offices in California and New York. Portfolio management services are also provided by Western Asset Management Company Ltd. (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (United Kingdom). Each of these entities (each a “Western Manager” and collectively “Western Asset”) is a registered investment adviser and is a wholly-owned subsidiary of Legg Mason, Inc. Each Western Manager will receive a proportionate share of the fee based on the average daily net assets that it manages. On February 18, 2020, Franklin Resources and Legg Mason announced that they had entered into an agreement under which Franklin Resources would acquire Legg Mason and its affiliates, including Western Asset. The transaction is expected to close in the third quarter of 2020 and is subject to customary closing conditions. Upon completion of the transaction Western Asset would become a wholly owned subsidiary of Franklin Resources.

The following provides information regarding each Manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Trust. Each individual or team member is referred to as a portfolio manager in this section. The Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the Managers against one another. Each Manager is a separate entity that may employ different compensation structures, have different management requirements, and be affected by different conflicts of interests.

Compensation Structures and Methods

The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the Trust’s fiscal year ended December 31, 2019, unless otherwise noted. The descriptions could include compensation benchmarks, which are chosen by the particular Manager and may or may not match a Fund’s benchmark index or other indices presented in the Prospectuses.

AB

Compensation. AB’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AB’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (“ICAP”). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

Compensation for Portfolio Managers. Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns, pre-tax, are determined based on the benchmark and versus peers over one-, three- and five-year calendar periods—with more weight given to longer time periods. The benchmark for compensation purposes for the Small-Cap Value Portfolio is the Russell 2000 Value Index. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

Other factors can play a part in determining portfolio managers’ total compensation (including base compensation). Factors may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Ashmore

The Investment Committee Members are compensated by the Investment Manager through capped annual salaries which are determined in line with their respective positions and seniority, as well as through overall firm performance-based annual bonuses (comprised of cash and deferred shares in Ashmore Group plc) determined at the discretion of the Ashmore Group plc’s Awards Committee and, in the case of the Chief Executive himself as head of the Investment Committee, and in the case of any Investment Committee Members categorized by the UK regulator as ‘Code’ or ‘Identified’ staff, at the discretion of the Remuneration Committee of the Board of Directors of Ashmore Group plc. The determination of an Investment Committee Member’s variable compensation involves a thorough and on-going assessment of the individual’s performance and contribution to the Investment Manager’s overall annual profitability, including all its funds and accounts with a particular focus on those for which each member is responsible, in addition a range of qualitative factors are considered including adherence to Compliance and Risk Management measures. This assessment is performed on a continuous basis as well as through a formal annual review. Variable compensation is not based upon a formulaic comparison of how a Committee Member’s individual fund or account performs as compared to a benchmark or peer group. Investment Committee Members also receive a Company pension contributions which are a fixed percentage of base salary.

BlackRock

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation — Messrs. Kemp and Ruvinsky and Ms. Xie

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks
Lawrence Kemp Phil Ruvinsky	Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell MidCap Growth Index; S&P 500 Index
Erin Xie	BME Option Overwriting Strategy Composite Index; FTSE 3-month T-bill Index; MSCI WRLD HealthCare ND; Russell 3000 HealthCare Index

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation — Mr. Mason and Mses. Aguirre, Henige, Hsui and Whitelaw

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mr. Mason and Mses. Aguirre, Henige, Hsui and Whitelaw is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Boston Partners

All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through the bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

1. Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

2. Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

3. Investment Team Performance: the financial results of the investment group; and

4. Firm-wide Performance: the overall financial performance of Boston Partners.

Total revenues generated by any particular product affect the total available bonus pool for the analysts and Portfolio Managers associated with that product. The discretionary bonus assessment is done annually. In the case of the Mid-Cap Value Portfolio, product investment performance is based on the fund’s 1-, 3-, and 5-year performance compared to its market benchmark, Russell Midcap Value Index and a consultant peer group for midcap value. Returns are evaluated on a pre-tax basis.

In addition, Boston Partners offers a profit participation plan focused on the firm’s investment professionals whereby participants receive the equivalent of an equity stake in the firm. The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.

Cadence

Cadence compensates portfolio managers, in part, for such portfolio manager’s management of International Equity Income Portfolio. Each portfolio manager’s compensation consists of a fixed annual base salary and participation in an annual variable incentive bonus plan that is based on multiple inputs including investment performance and business performance. A portion of the portfolio manager’s compensation is tied to longer term (3 year annualized) pre-tax gross of management fees performance against relevant benchmarks. These benchmarks include the Russell 1000 Index, Morgan Stanley Capital International (“MSCI”) Europe Australasia and Far East (“EAFE”) Index, and MSCI Emerging Markets Index. There is also a “phantom equity” incentive structure in place that mimics equity ownership, including a long-term vesting schedule (for retention) and annual payouts based on profitability. Portfolio managers also participate in benefit and retirement plans available generally to all employees.

ClearBridge

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•      Cash Incentive Award.

•                  ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•                Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•                  Legg Mason Restricted Stock – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•                Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•                  Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•      Overall firm profitability and performance;

•      Amount and nature of assets managed by the portfolio manager;

•      Contributions for asset retention, gathering and client satisfaction;

•      Contribution to mentoring, coaching and/or supervising;

•                  Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

•      Market compensation survey research by independent third parties.

The benchmark used to measure the performance of the portfolio manager for the Large-Cap Value Portfolio is the Russell 1000 Value Index.

DFA

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•                 Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•                 Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted stock of DFA as determined from time to time by the Board of Directors of DFA or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Franklin

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•                 Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•                 Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

•                 Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

•                 Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

For the Small-Cap Equity Portfolio, the benchmark for compensation purposes is the Russell 2000 Value and the peer group is the Small Cap Value Equity.

Invesco

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as compared to the performance of the relevant fund peer group. Comparisons are made on a rolling one-, three- and five-year basis as of each calendar year end. Portfolio managers may be granted annual deferral award that vests on a pro-rata basis over a four-year period.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long-Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

For the Comstock Portfolio, the peer group for compensation purposes is the Large Cap Value.

The peer group category for Mr. Leverenz with respect to the Emerging Markets Portfolio is Morningstar-Diversified Emerging Markets. The peer group category for Messrs. Govil, Larson, and Ram with respect to the Main Street Core Portfolio is Morningstar-Large Blend.

Ivy

Ivy believes that integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, Ivy reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of Ivy is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure, summarized below; and c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards and/or cash-settled restricted stock unit awards. If such awards are granted, they will vest over a period of four years, with the first vesting to take place either one or two years after the date of the award, depending on the type of award granted.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms over one-year, three-year and five-year periods. The secondary benchmark is an index with an investment style substantially similar to that of the Fund. Non-quantitative factors (which may include, but are not limited to, individual performance, risk management, teamwork, financial measures and consistency of contribution to the firm) also are considered. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Ivy, with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Ivy, Waddell & Reed Financial, Inc.’s 401(k) plan offers certain mutual funds managed by Ivy as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management. For the Mid-Cap Growth Portfolio, the benchmark for compensation purposes is the Morningstar Mid-Cap Growth Category Average.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Ivy employees.

Janus

The following describes the structure and method of calculating a portfolio manager’s compensation. The portfolio managers and co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by JHG management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-

incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Deferrals/Firm Ownership: Variable compensation is typically deferred according to a progressive schedule. As part of a portfolio manager’s compensation package, a portion of variable compensation is paid in the form of long-term incentive awards which typically include Janus Henderson restricted stock, although in some cases deferrals are made in mutual funds for regulatory reasons.

Performance Fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. The firm shares performance fees, on a discretionary basis, with portfolio managers of the relevant funds. This provides further alignment between overall fund/firm performance and individual reward. Individual allocations are also subject to mandatory deferral mechanisms.

Individuals with significant ownership may also elect to have some of their deferral delivered in funds. Individuals’ awards, if any, are discretionary and given based on company, department, and individual performance.

Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

The benchmark used to measure the performance of the portfolio manager for the Focused Growth Portfolio is the Russell 1000 Growth Index.

JPMorgan

JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures. For the Value Advantage Portfolio, the benchmark and peer group for compensation purposes is the Russell 3000 Value Index.

Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

MFS

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2019, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

The following benchmark was used to measure the following portfolio manager’s performance for the Small-Cap Growth Portfolio (formerly named Developing Growth Portfolio):

For Michael Grossman: Russell 2000® Growth Index.

The following benchmarks were used to measure the following portfolio managers’ performance for the International Large-Cap Portfolio:

1)    For Daniel Ling: MSCI EAFE (Europe, Australasia, Far East) Index (net dividends).

2)    For Filipe M.G. Benzinho: MSCI EAFE (Europe, Australasia, Far East) Index (net dividends).

The following benchmarks were used to measure the following portfolio managers’ performance for the Growth Portfolio:

1)    For Eric B. Fischman: Russell 1000® Growth Index.

2)    For Paul Gordon: Russell 1000® Growth Index.

The following benchmark was used to measure the following portfolio manager’s performance for the Technology Portfolio:

For Matthew D. Sabel: Standard & Poor’s North American Technology Sector Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Pacific Asset Management

Pacific Asset Management uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their job responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that Pacific Asset Management believes is competitive in light of the portfolio manager’s experience and responsibility. The base salary may be increased in recognition of the individual’s performance and/or an increase or change in duties and responsibilities.

In addition to a base salary, investment professionals may be eligible to receive annual and long-term incentives, each of which is derived from both quantitative and non-quantitative factors, as described below. High performing portfolio managers may receive annual and long-term incentives that constitute a substantial portion of their respective total compensation.

Annual Incentive:

Funding for annual incentives is determined based on Pacific Asset Management’s annual revenue. Certain investment staff may also receive annual incentives that are funded by firm profits. Individual incentive awards are determined on both a quantitative and qualitative basis. Quantitative factors may include, but are not limited to, the pre-tax performance of the applicable portfolio compared to an appropriate benchmark index over one, three and five year periods, and product-based revenue. Personal contribution to the team, product, and clients are considered as part of the qualitative assessment. The benchmark used to measure the performance of the portfolio managers for the Core Income Portfolio is the Bloomberg Barclays Capital U.S. Aggregate Index; for the High Yield Bond Portfolio is the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index; and for the Floating Rate Income Portfolio is the Credit Suisse Leveraged Loan Index. Annual incentives are paid in cash, although certain individuals have one-third of their incentives deferred for three years. The deferrals are allocated into units reflecting underlying portfolio performance of firm investment strategies.

Long-Term Incentive:

Certain investment professionals are eligible to receive long-term incentive payments. The value of these incentives is tied to the growth in the enterprise value of Pacific Asset Management via a phantom equity plan (a contractual plan that is designed to mimic stock ownership). Incentives from this plan are determined based on a multiple of firm earnings. Initial allocations of equity have been made based on roles and responsibilities.

Portfolio managers also participate in benefit and retirement plans available generally to all employees.

PIMCO

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•      PIMCO’s pay practices are designed to attract and retain high performers;

•     PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy;

•      PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•                  PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

•                  Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

•                  Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers

•                  Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance; the benchmark utilized are:

o                 PSF Managed Bond Portfolio — Bloomberg Barclays US Aggregate Bond Index

o                 PSF Inflation Managed Portfolio — Bloomberg Barclays US TIPS Index

•                Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•                Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•                  Contributions to mentoring, coaching and/or supervising members of team;

•      Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•                With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction. PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

•                Deferred Compensation – LongTerm Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•                The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

•                The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

•                  Participation in LTIP and M Unit program is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

PLFA

PLFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their job responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that PLFA believes is competitive in light of the portfolio manager’s experience and responsibility. The base salary may be increased in recognition of the individual’s performance and/or an increase or change in duties and responsibilities.

In addition to a base salary, investment professionals may be eligible to receive annual and long-term incentives, each of which is derived from both quantitative and non-quantitative factors, as described below. High performing portfolio managers may receive annual and long-term incentives that constitute a substantial portion of their respective total compensation.

Annual Incentive:

The financial performance of PLFA and its parent company impact overall funding for annual incentives. Individual incentive awards are determined on a discretionary basis and consider the individual’s target incentive and personal performance, which may include both quantitative and qualitative factors. Fund performance is not a specific factor in determining a PLFA portfolio manager’s incentive compensation. However, several factors, including but not limited to an evaluation of sub-adviser selection, appropriate risk positioning, asset class allocation and investment thesis development, are taken into consideration in determining a PLFA portfolio manager’s incentive pay. Annual incentives are paid in cash with no deferral.

Long-Term Incentive: (applies to the Portfolio Optimization Portfolios only):

Investment professionals are eligible to receive long-term incentive awards on an annual basis. Awards pay out at the end of three years based on PLFA’s achievement against both quantitative and qualitative factors, with pre-tax fund performance on a rolling three-year time frame as compared against peer group benchmarks, accounting for the majority of the performance measurement.  Target incentives are based on the individual’s role and responsibilities.  For comparison purposes with respect to measuring the performance of the portfolio managers for the Portfolio Optimization Portfolios, the peer group benchmark for the Portfolio Optimization Conservative Portfolio is Morningstar U.S. Fund Allocation – 15% to 30% Equity; for the Portfolio Optimization Moderate-Conservative Portfolio is Morningstar U.S. Fund Allocation – 30% to 50% Equity; for the Portfolio Optimization Moderate Portfolio is the Morningstar U.S. Fund Allocation – 50% to 70% Equity; for the Portfolio Optimization Growth Portfolio is Morningstar U.S. Fund Allocation – 70% to 85% Equity; and for the Portfolio Optimization Aggressive-Growth Portfolio is Morningstar U.S. Fund Allocation – 85%+ Equity.

Portfolio managers also participate in benefit and retirement plans available generally to all employees.

Principal REI

Principal REI offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.

Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of the boutique. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year and three-year periods, calculated quarterly on a pre-tax basis, reinforcing a longer term orientation. For compensation purposes, the benchmark utilized for the portfolio managers of the Real Estate Portfolio is the MSCI U.S. REIT Index. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. 40% of the deferred compensation is awarded in Principal Financial Group restricted stock units and 60% is required to be invested into funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.

All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

QS Investors

Compensation for all investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:

•     Competitive base salaries;

•                  Individual discretionary-based bonuses based on the investment professional’s added value to the products for which they are responsible. The analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, management’s assessment of a portfolio manager’s contributions to the investment team, the investment process and overall performance, and fund and other account performance. Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and

•     Corporate profit sharing.

Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.

Scout

Scout implements a strategic and comprehensive compensation plan for its portfolio managers that is competitive and considerate of industry standards. The basic compensation structure combines a base salary supplemented with a variable bonus plan that has the potential to exceed base salary. Scout places a strong emphasis on portfolio performance and believes the portfolio manager’s compensation should be a reflection of the success provided to clients of Scout. This philosophy is the basis for offering an overall compensation structure in which performance-based compensation can exceed base salary, providing the greatest incentive to align investment management to the client’s success.

The factors that determine base salary include job responsibilities, experience level, position and market comparisons. Base salary is reviewed versus comparable market data and may be adjusted on an annual basis or when a change is warranted based on evolving responsibilities. The variable bonus plan incorporates the investment performance of the management team and a subjective component based on several factors including growth in assets under management. Investment performance is evaluated on a pre-tax basis on a 1-year and 3-year time frame based on two factors. Performance is judged against the unmanaged benchmark index (Russell MidCap Index) assigned to the investment strategy relative to the median investment manager performance in the strategy’s discipline according to the Lipper Mid-Cap Core Fund category.

In addition to the above, in order to attract and retain key talent, Scout Investments employs a long-term incentive plan that awards qualified associates with restricted investments.

SSGA FM

SSGA FM’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA FM performance, and individual overall performance. SSGA FM’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA FM with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA FM business results, State Street allocates an incentive pool to SSGA FM to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA FM investment teams, SSGA FM recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds. The PD 1-3 Year Corporate Bond Portfolio is measured against the Bloomberg Barclays US 1-3 Year Corporate Bond Index Portfolio, the PD Aggregate Bond Index Portfolio is measured against the Bloomberg Barclays US Aggregate Bond Index and the PD High Yield Bond Market Portfolio is measured against the Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index.

The discretionary allocation of the incentive pool to the business units within SSGA FM is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA FM employees’ interests with SSGA FM clients’ and shareholders’ long-term interests.

SSGA FM recognizes and rewards outstanding performance by:

•                  Promoting employee ownership to connect employees directly to the company’s success.

•                  Using rewards to reinforce mission, vision, values and business strategy.

•                  Seeking to recognize and preserve the firm’s unique culture and team orientation.

•                  Providing all employees the opportunity to share in the success of SSGA FM.

T. Rowe Price

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., T. Rowe Price Japan, and T. Rowe Price International Ltd., as appropriate), evaluates performance in absolute, relative, and risk-adjusted terms. For Short Duration Bond Portfolio, relative performance and risk-adjusted performance are typically determined with reference to a broad-based index benchmark (Bloomberg Barclays 1-3 Year US Government/Credit Bond Index) and a Lipper index peer group (Short Investment Grade Debt Funds Average), although other benchmarks may be used as well. For Dividend Growth Portfolio, relative performance and risk-adjusted performance are measured as determined with reference to a broad-based index benchmark (S&P 500 Index) and the Lipper average or index (Large-Cap Growth Index), although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance for all portfolios managed by the portfolio manager.

Wellington

Wellington receives a fee based on the assets under management of each fund it manages or sub-advises. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components.

The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.

The Portfolio Managers’ incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Managers compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees. The benchmark used for compensation purposes for the International Value Portfolio is the MSCI EAFE Index (Net).

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Corry and Shakin are Partners.

Western Asset

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western Asset’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the firm as a whole. Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead, or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing pre-tax investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. For the Diversified Bond Portfolio, the benchmark for compensation purposes is the Bloomberg Barclays US Aggregate Bond Index and the peer group is the Lipper Intermediate Investment Grade Debt Funds.

Other Accounts Managed

The following table includes information for each portfolio manager of the Trust regarding the number and total assets of other accounts managed as of the fiscal year ended December 31, 2019 (unless otherwise noted) that each portfolio manager has day-to-day management responsibilities for, other than the Funds they manage within the Trust (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. See the Prospectuses for information on the Funds that each portfolio manager listed in the table manages within the Trust.

Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account. Table data has been provided by the applicable Manager. Portfolio managers are listed alphabetically by Manager.

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
AB
James MacGregor
Registered Investment Companies	28	$7,074,516,633	None	N/A
Other Pooled Investment Vehicles	36	$869,815,310	None	N/A
Other Accounts	60	$3,166,333,704	None	N/A
Erik Turenchalk
Registered Investment Companies	28	$7,074,516,633	None	N/A
Other Pooled Investment Vehicles	36	$869,815,310	None	N/A
Other Accounts	55	$2,894,255,317	None	N/A
Ashmore
Mark Coombs
Registered Investment Companies	12	$4,401,275,096	None	N/A
Other Pooled Investment Vehicles	64	$23,565,338,342	17	$2,063,741,046
Other Accounts	95	$63,479,728,751	11	$65,170,862,537
Robin Forrest
Registered Investment Companies	12	$4,401,275,096	None	N/A
Other Pooled Investment Vehicles	64	$23,565,338,342	17	$2,063,741,046
Other Accounts	95	$63,479,728,751	11	$65,170,862,537
Herbert Saller
Registered Investment Companies	12	$4,401,275,096	None	N/A
Other Pooled Investment Vehicles	64	$23,565,338,342	17	$2,063,741,046
Other Accounts	95	$63,479,728,751	11	$65,170,862,537
Ricardo Xavier
Registered Investment Companies	12	$4,401,275,096	None	N/A
Other Pooled Investment Vehicles	64	$23,565,338,342	17	$2,063,741,046
Other Accounts	95	$63,479,728,751	11	$65,170,862,537
BlackRock
Rachel M. Aguirre
Registered Investment Companies	326	$1,441,412,298,464	None	N/A
Other Pooled Investment Vehicles	162	$651,312,438,264	11	$10,352,263,368
Other Accounts	136	$596,985,568,115	110	$203,747,715,029
Suzanne Henige
Registered Investment Companies	85	$173,200,960,313	None	N/A
Other Pooled Investment Vehicles	1	$671,019,780	None	N/A
Other Accounts	None	N/A	None	N/A
Jennifer Hsui
Registered Investment Companies	304	$1,450,121,915,538	None	N/A
Other Pooled Investment Vehicles	57	$74,868,526,801	1	$955,196,245
Other Accounts	36	$29,029,715,148	25	$24,203,943,792
Lawrence G. Kemp
Registered Investment Companies	12	$20,375,403,322	None	N/A
Other Pooled Investment Vehicles	2	$1,986,890,836	None	N/A
Other Accounts	1	$598,292,579	1	$598,292,579

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Alan Mason
Registered Investment Companies	329	$1,482,965,091,326	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Phil Ruvinsky
Registered Investment Companies	12	$21,542,717,548	None	N/A
Other Pooled Investment Vehicles	3	$2,008,522,591	None	N/A
Other Accounts	None	N/A	None	N/A
Amy Whitelaw
Registered Investment Companies	320	$1,444,268,209,902	None	N/A
Other Pooled Investment Vehicles	107	$34,837,834,642	None	N/A
Other Accounts	None	N/A	None	N/A
Erin Xie
Registered Investment Companies	3	$8,556,835,251	None	N/A
Other Pooled Investment Vehicles	2	$5,574,940,558	None	N/A
Other Accounts	1	$1,453,587,658	1	$1,453,587,658
Boston Partners
Steven L. Pollack
Registered Investment Companies	4	$16,644,907,941	None	N/A
Other Pooled Investment Vehicles	1	$1,128,192,810	None	N/A
Other Accounts	37	$3,817,968,452	None	N/A
Cadence
J. Paul Dokas
Registered Investment Companies	4	$742,140,050	None	N/A
Other Pooled Investment Vehicles	1	$230,541,064	None	N/A
Other Accounts	8	$789,490,754	None	N/A
Robert E. Ginsberg
Registered Investment Companies	7	$999,467,728	None	N/A
Other Pooled Investment Vehicles	1	$230,541,064	None	N/A
Other Accounts	12	$824,370,181	None	N/A
ClearBridge
Robert Feitler
Registered Investment Companies	3	$2,217,548,679	1	$1,748,796,071
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	2,077	$1,073,042,298	None	N/A
Dmitry Khaykin
Registered Investment Companies	3	$2,217,548,679	1	$1,748,796,071
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	2,107	$1,248,151,387	None	N/A
DFA
Jed S. Fogdall
Registered Investment Companies	108	$$428,064,457,076	None	N/A
Other Pooled Investment Vehicles	25	$18,972,994,255	1	$180,135,992
Other Accounts	78	$28,685,208,006	6	$3,951,676,043
Arun C. Keswani
Registered Investment Companies	14	$44,744,473,010	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	10	$5,200,273,666	3	$3,263,131,501
Mary T. Phillips
Registered Investment Companies	72	$214,471,610,264	None	N/A
Other Pooled Investment Vehicles	2	$2,342,443,296	None	N/A
Other Accounts	None	N/A	None	N/A
Bhanu P. Singh
Registered Investment Companies	46	$197,019,170,929	None	N/A
Other Pooled Investment Vehicles	1	$50,198,614	None	N/A
Other Accounts	1	$598,710,248	None	N/A
Ethan Wren
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Franklin
Nicholas A. Karzon
Registered Investment Companies	4	$4,275,874,813	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Christopher M. Meeker
Registered Investment Companies	4	$4,275,874,813	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Steven B. Raineri
Registered Investment Companies	4	$4,275,874,813	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Invesco
Devin Armstrong
Registered Investment Companies	6	$17,440,748,230	None	N/A
Other Pooled Investment Vehicles	1	$71,919,801	None	N/A
Other Accounts	4,727	$870,759,603	None	N/A
Charles DyReyes
Registered Investment Companies	6	$17,440,748,230	None	N/A
Other Pooled Investment Vehicles	1	$71,919,801	None	N/A
Other Accounts	4,727	$870,759,603	None	N/A
Manind Govil
Registered Investment Companies	8	$19,953,933,316	None	N/A
Other Pooled Investment Vehicles	1	$120,455,352	None	N/A
Other Accounts	1	$231,928	None	N/A
Kevin Holt
Registered Investment Companies	6	$17,440,748,230	None	N/A
Other Pooled Investment Vehicles	1	$71,919,801	None	N/A
Other Accounts	4,727	$870,759,603	None	N/A
Paul Larson
Registered Investment Companies	7	$17,020,801,213	None	N/A
Other Pooled Investment Vehicles	1	$120,455,352	None	N/A
Other Accounts	1	$231,928	None	N/A
Justin M. Leverenz
Registered Investment Companies	6	$46,133,566,032	None	N/A
Other Pooled Investment Vehicles	7	$4,694,994,552	None	N/A
Other Accounts	2	$349,309,787	None	N/A
Benjamin Ram
Registered Investment Companies	7	$17,020,801,213	None	N/A
Other Pooled Investment Vehicles	1	$120,455,352	None	N/A
Other Accounts	1	$231,928	None	N/A
James Warwick
Registered Investment Companies	6	$17,440,748,230	None	N/A
Other Pooled Investment Vehicles	1	$71,919,801	None	N/A
Other Accounts	4,727	$870,759,603	None	N/A
Ivy
Nathan A. Brown
Registered Investment Companies	4	$6,624,997,630	None	N/A
Other Pooled Investment Vehicles	1	$14,437,254	None	N/A
Other Accounts	5	$89,675,547	None	N/A
Kimberly A. Scott
Registered Investment Companies	4	$6,624,997,630	None	N/A
Other Pooled Investment Vehicles	1	$14,437,254	None	N/A
Other Accounts	4	$83,833,716	None	N/A
Janus
Doug Rao
Registered Investment Companies	4	$15,805,425,845	2	$15,181,473,867
Other Pooled Investment Vehicles	4	$837,315,162	None	N/A
Other Accounts	6	$2,089,810,215	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Nick Schommer
Registered Investment Companies	5	$18,995,008,216	3	$18,371,056,238
Other Pooled Investment Vehicles	5	$860,686,501	None	N/A
Other Accounts	8	$2,096,915,323	None	N/A
JPMorgan
Lawrence Playford
Registered Investment Companies	15	$34,783,924	None	N/A
Other Pooled Investment Vehicles	9	$7,540,046	None	N/A
Other Accounts	33	$1,896,430	None	N/A
Jonathan K.L. Simon
Registered Investment Companies	15	$34,448,459	None	N/A
Other Pooled Investment Vehicles	13	$11,655,489	None	N/A
Other Accounts	34	$1,932,946	None	N/A
MFS
Filipe M. G. Benzinho
Registered Investment Companies	7	$12,641,067,563	None	N/A
Other Pooled Investment Vehicles	5	$2,486,890,431	None	N/A
Other Accounts	23	$6,479,619,142	None	N/A
Eric B. Fischman
Registered Investment Companies	10	$39,930,101,013	None	N/A
Other Pooled Investment Vehicles	3	$325,492,666	None	N/A
Other Accounts	21	$5,031,346,727	None	N/A
Paul Gordon
Registered Investment Companies	10	$39,930,101,013	None	N/A
Other Pooled Investment Vehicles	3	$325,492,666	None	N/A
Other Accounts	21	$5,031,346,727	None	N/A
Michael Grossman
Registered Investment Companies	4	$3,459,595,378	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Daniel Ling
Registered Investment Companies	7	$12,641,067,563	None	N/A
Other Pooled Investment Vehicles	5	$2,486,890,431	None	N/A
Other Accounts	23	$6,479,619,142	None	N/A
Matthew D. Sabel
Registered Investment Companies	4	$1,872,575,794	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1	$65,462,441	None	N/A
Pacific Asset Management
C. Robert Boyd
Registered Investment Companies	3	$193,474,146	None	N/A
Other Pooled Investment Vehicles	1	$26,180,606	1	$26,180,606
Other Accounts	3	$263,548,349	2	$1,000,441,906
J.P. Leasure
Registered Investment Companies	2	$1,682,760,606	None	N/A
Other Pooled Investment Vehicles	1	$1,148,395,276	None	N/A
Other Accounts	6	$1,845,661,768	2	$1,000,441,906
Michael Marzouk
Registered Investment Companies	6	$4,564,923,112	None	N/A
Other Pooled Investment Vehicles	1	$1,148,395,276	None	N/A
Other Accounts	6	$1,845,661,768	2	$1,000,441,906
Brian M. Robertson
Registered Investment Companies	4	$1,940,591,633	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
David Weismiller
Registered Investment Companies	6	$3,898,768,919	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	7	$1,354,999,017	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
PIMCO
Daniel He
Registered Investment Companies	11	$20,288,734,446	None	N/A
Other Pooled Investment Vehicles	1	$219,497,719	None	N/A
Other Accounts	3	$898,602,630	None	N/A
Mark R. Kiesel
Registered Investment Companies	22	$141,605,417,190	None	N/A
Other Pooled Investment Vehicles	53	$79,843,881,649	10	$23,440,803,272
Other Accounts	101	$71,691,409,470	9	$7,526,947,558
Scott A. Mather
Registered Investment Companies	21	$107,357,931,352	None	N/A
Other Pooled Investment Vehicles	15	$11,508,644,037	None	N/A
Other Accounts	94	$41,333,925,619	5	$2,385,386,422
Mohit Mittal
Registered Investment Companies	28	$121,194,825,994	None	N/A
Other Pooled Investment Vehicles	22	$28,718,941,396	4	$3,957,795,009
Other Accounts	133	$86,549,311,871	5	$957,341,645
Stephen Rodosky
Registered Investment Companies	24	$35,801,137,365	None	N/A
Other Pooled Investment Vehicles	6	$1,022,025,095	None	N/A
Other Accounts	30	$9,095,320,858	5	$1,282,294,702
PLFA
Max Gokhman
Registered Investment Companies	6	$4,239,126,827	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Howard T. Hirakawa
Registered Investment Companies	6	$4,239,126,827	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Carleton J. Muench
Registered Investment Companies	6	$4,239,126,827	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Samuel S. Park
Registered Investment Companies	6	$4,239,126,827	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Principal REI
Keith Bokota
Registered Investment Companies	2	$5,361,210,556	None	N/A
Other Pooled Investment Vehicles	2	$99,025,053	None	N/A
Other Accounts	34	$1,943,186,072	None	N/A
Anthony Kenkel
Registered Investment Companies	9	$9,779,192,618	None	N/A
Other Pooled Investment Vehicles	5	$1,540,015,044	None	N/A
Other Accounts	66	$7,637,560,612	5	$624,706,405
Kelly D. Rush
Registered Investment Companies	9	$9,779,192,618	None	N/A
Other Pooled Investment Vehicles	5	$1,540,015,044	None	N/A
Other Accounts	67	$7,683,741,806	5	$624,706,405
QS Investors
Christopher W. Floyd
Registered Investment Companies	4	$315,668,684	None	N/A
Other Pooled Investment Vehicles	1	$75,158,159	None	N/A
Other Accounts	3	$163,772,571	None	N/A
Stephen A. Lanzendorf
Registered Investment Companies	14	$2,467,773,382	None	N/A
Other Pooled Investment Vehicles	7	$1,177,841,100	None	N/A
Other Accounts	9	$255,434,758	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Scout
G. Patrick Dunkerley
Registered Investment Companies	1	$2,900,451,384	None	N/A
Other Pooled Investment Vehicles	1	$71,541,502	None	N/A
Other Accounts	7	$174,506,129	None	N/A
John A. Indellicate II
Registered Investment Companies	1	$2,900,451,384	None	N/A
Other Pooled Investment Vehicles	1	$71,541,502	None	N/A
Other Accounts	7	$174,506,129	None	N/A
Derek M. Smashey
Registered Investment Companies	1	$2,900,451,384	None	N/A
Other Pooled Investment Vehicles	1	$71,541,502	None	N/A
Other Accounts	7	$174,506,129	None	N/A
Jason J. Votruba
Registered Investment Companies	1	$2,900,451,384	None	N/A
Other Pooled Investment Vehicles	1	$71,541,502	None	N/A
Other Accounts	7	$174,506,129	None	N/A
SSGA FM
Michael Brunell
Registered Investment Companies	29	$70,990,866,538	None	N/A
Other Pooled Investment Vehicles	108	$86,780,708,716	None	N/A
Other Accounts	143	$68,121,186,739	None	N/A
Marc DiCosimo
Registered Investment Companies	29	$70,990,866,538	None	N/A
Other Pooled Investment Vehicles	108	$86,780,708,716	None	N/A
Other Accounts	143	$68,121,186,739	None	N/A
Christopher DiStefano
Registered Investment Companies	29	$70,990,866,538	None	N/A
Other Pooled Investment Vehicles	108	$86,780,708,716	None	N/A
Other Accounts	143	$68,121,186,739	None	N/A
Kyle Kelly
Registered Investment Companies	29	$70,990,866,538	None	N/A
Other Pooled Investment Vehicles	108	$86,780,708,716	None	N/A
Other Accounts	143	$68,121,186,739	None	N/A
Michael Przygoda
Registered Investment Companies	29	$70,990,866,538	None	N/A
Other Pooled Investment Vehicles	108	$86,780,708,716	None	N/A
Other Accounts	143	$68,121,186,739	None	N/A
Bradley Sullivan
Registered Investment Companies	29	$70,990,866,538	None	N/A
Other Pooled Investment Vehicles	108	$86,780,708,716	None	N/A
Other Accounts	143	$68,121,186,739	None	N/A
T. Rowe Price
Thomas J. Huber
Registered Investment Companies	2	$16,178,877,105	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	5	$333,237,567	None	N/A
Michael F. Reinartz
Registered Investment Companies	10	$9,954,280,876	None	N/A
Other Pooled Investment Vehicles	1	$8,839,814,915	None	N/A
Other Accounts	9	$1,837,393,407	None	N/A
Wellington
Andrew M. Corry
Registered Investment Companies	9	$3,805,703,389	None	N/A
Other Pooled Investment Vehicles	23	$2,262,796,833	5	$527,152,488
Other Accounts	15	$2,068,092,099	1	$341,017,227
James H. Shakin
Registered Investment Companies	9	$3,805,703,389	None	N/A
Other Pooled Investment Vehicles	23	$2,262,796,833	5	$527,152,488
Other Accounts	15	$2,068,092,099	1	$341,017,227

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Western Asset
John L. Bellows
Registered Investment Companies	17	$57,017,891,201	None	N/A
Other Pooled Investment Vehicles	16	$12,096,973,440	None	N/A
Other Accounts	179	$57,183,510,828	6	$4,012,603,421
S. Kenneth Leech
Registered Investment Companies	94	$145,895,305,212	None	N/A
Other Pooled Investment Vehicles	227	$80,977,539,511	11	$2,200,281,287
Other Accounts	627	$228,762,504,132	12	$12,078,889,931
Mark S. Lindbloom
Registered Investment Companies	25	$67,233,505,055	None	N/A
Other Pooled Investment Vehicles	19	$14,135,252,146	None	N/A
Other Accounts	184	$58,788,427,061	8	$4,986,229,143
Frederick R. Marki
Registered Investment Companies	19	$59,214,158,501	None	N/A
Other Pooled Investment Vehicles	20	$14,756,098,408	None	N/A
Other Accounts	191	$65,592,176,133	9	$6,677,973,064
Julien A. Scholnick
Registered Investment Companies	15	$56,329,118,404	None	N/A
Other Pooled Investment Vehicles	15	$12,007,183,763	None	N/A
Other Accounts	171	$55,594,963,892	6	$4,012,603,421

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Fund of the Trust may be presented with the following potential conflicts:

AB

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, AB owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AB has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AB own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AB permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AB’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AB. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 60 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AB has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AB’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AB has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AB routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AB’s procedures are also designed to address potential conflicts of interest that may arise when AB has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AB could share in investment gains.

To address these conflicts of interest, AB’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Ashmore

The following summarizes the policy of Ashmore for managing conflicts of interest. As an investment adviser to multiple client accounts, Ashmore recognizes that potential conflicts of interest may arise in its management of such accounts. Ashmore has adopted compliance policies and procedures that are designed to identify, manage and/or mitigate these conflicts. Although Ashmore believes its policies and procedures are appropriate to eliminate or minimize the harm of many potential conflicts of interest among Ashmore, its affiliates and clients, no set of policies and procedures can anticipate every potential conflict of interest. Accordingly, where a particular conflict that is not covered by such procedures arises, Ashmore will take the course of action most consistent with its policies to eliminate or minimize the harm of such conflict.

Conflicts of interest can arise where: (i) the interests of Ashmore conflict with those of a client (firm vs. client conflicts) and (ii) the interests of one client of Ashmore conflict with those of another of Ashmore’s clients (client vs. client conflicts). Ashmore has policies and arrangements in place to identify and manage conflicts of interest that may arise between Ashmore and its clients or between the Ashmore’s different clients. Ashmore has a policy of independence that requires its staff to disregard any personal interest, relationship or arrangement which gives rise to a conflict of interest and to ensure that the interests of clients prevail.

Ashmore places significant emphasis on its strong compliance culture, and the efficient operation of systems and controls, to manage issues such as conflicts of interest. Ashmore’s compliance department conducts regular monitoring checks to confirm that internal policies and procedures are followed.

Firm vs. client conflicts

Connected entity investment decisions — Ashmore acts as manager, investment manager, advisor or general partner to and may receive different rates of remuneration, including investment management/ advisory fees and performance fees from multiple client accounts. Whilst we may make decisions to buy or sell securities or other investments for one account and not another account, which may affect relative performance and hence the value of our remuneration based thereon, we will at all times have regard to our obligations to each client, taking into account such clients’ investment restrictions and other relevant factors.

Investment as principal — Ashmore has from time to time taken, and may from time to time take a long-term or short-term position in a client fund, in some cases to provide initial capital and establish a solid platform for the future growth of such client fund. We have and may also in the future co-invest in an investment alongside a client or client fund, either directly or indirectly, or invest in any entity which forms part of, or acquires part or all of, a client fund’s assets or client fund itself. Ashmore’s return on investment in a client fund will be determined by reference to the investment decisions we make for such client fund, and in the case of co-investment or other investment, by reference to the change in value of such investment. Principal transactions by Ashmore are made subject to policy and limits specified from time to time by the Board of Ashmore Group plc. Our policies require that all personal interests, relationships or arrangements, including those of our affiliated companies must be disregarded to ensure that the best interests of all clients are served.

Ashmore staff personal investments — certain directors and employees of Ashmore or of an affiliated company may hold or deal for their personal account in securities of a client or of any issuer in which securities or investments are held or dealt in on behalf of a client. They may also deal, outside closed periods, in the securities of the ultimate holding company, Ashmore Group plc or, in the case of joint ventures, hold shares or other investments in an affiliated company. All Ashmore directors and employees are subject to the Ashmore Personal Account Dealing Code.

Client vs. client conflicts

Aggregation of transactions in investments — Ashmore may aggregate purchase and sale transactions in investments (and associated transaction costs) for applicable clients (and as referred to above applicable investments as principal).

The applicable clients may have different or similar investment strategies, objectives and restrictions, and they may be structured differently (such as redemption and subscription (or analogous) terms). Accordingly, aggregation may result in different outcomes for certain such clients, for instance in respect of the holding period for an investment, the size of a client’s exposure to such investment, and the price at which an investment may be acquired or disposed of. Depending on the circumstances, aggregation may be advantageous or disadvantageous to the client.

Allocation of transactions in investments — aggregated transactions as referred to above, including costs and expenses thereof, are allocated to ensure that our clients have broadly equal access to a similar quality and quantity of suitable investment transactions, taking into account the factors mentioned above, amongst others. Our policy further requires all allocations to be effected at the same price, but in very limited instances this may not be achievable due to the mechanics of certain markets.

Transactions between clients — Ashmore may make decisions for one client to buy or sell units, shares or other investments in other funds, investment companies or other entities to which Ashmore or an affiliated company is the manager or investment manager (for example for a fund of fund).

Ashmore may potentially charge the higher of the two management fees and could double-charge performance fees where one fund invests in another emerging markets fund. Ashmore currently elects not to receive double performance fees on any such investments.

Ashmore may in certain circumstances effect a transaction between clients whereby one client buys an asset from another client for reasons that are beneficial to each client, on arms’ length terms. For example, a transaction between clients may be appropriate when a client fund has an obligation to meet applicable investment restrictions or investor redemption requirements, and where Ashmore determines that the investment continues to represent a valid opportunity to generate added value for one or more other clients to acquire the investment.”

BlackRock

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Ms. Xie may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Xie may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Boston Partners

The compensation paid to Boston Partners for managing the Fund is based on a percentage of assets under management and for certain accounts on a performance fee. Portfolio managers benefit from Boston Partners revenues and profitability. But no Portfolio

Managers are compensated based directly on fee revenue earned by Boston Partners on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Boston Partners allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Boston Partners aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Cadence

Cadence’s portfolio managers perform investment management services for various mutual funds and other accounts besides the Fund. Some of these clients’ portfolios are managed using the same investment strategies and investment goals which the portfolio managers use to manage the Fund, while other portfolios are managed by the portfolio managers using different investment strategies and investment goals. Generally, all client portfolios that are managed using a similar investment strategy and investment goal are managed as a group (each, a “Strategy”) such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Strategy. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Strategy may be selling a security, while another Strategy may be purchasing or holding the same security. As a result, transactions executed for the Strategy that is selling the security may adversely affect the value of any Strategy which is purchasing or holding the same security.

Other conflicts of interest may arise from the management of multiple accounts and the Fund. For example, Cadence may receive more compensation with respect to certain Strategies than that received with respect to other Strategies or the Fund or may receive compensation based in part on the performance of accounts in a certain Strategy. In such cases, the portfolio managers may be viewed as having an incentive to enhance the performance of such Strategy, to the possible detriment of other Strategies for which Cadence may not receive greater compensation or performance-based fees. In addition, the portfolio managers must allocate time and effort to multiple accounts and the Fund.

Each portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.

ClearBridge

Potential conflicts of interest may arise when a fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for ClearBridge as sub-adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. ClearBridge has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to ClearBridge) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

DFA

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other accounts. Other accounts include registered mutual funds (other than PD International Large-Cap Portfolio and PD Emerging Markets Portfolio, or collectively, “the Portfolios”), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to the Portfolios, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the Portfolios. Actual or apparent conflicts of interest include:

•                   Time Management. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or Account. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolios.

•                   Investment Opportunities. It is possible that at times identical securities will be held by more than one Account. However, positions in the same security may vary and the length of time that any Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Account, the Portfolios may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.

•                   Broker Selection. With respect to securities transactions for the Portfolios, DFA determines which broker to use to execute each order, consistent with DFA’s duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Portfolios and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolios or the Account.

•                   Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•                   Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolios or other Accounts for which he or she has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Franklin

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Investment manager seeks to manage such competing Interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of Interest. While the funds and the Investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Invesco

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•                   The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

•                   If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•                   Invesco determines which broker to use to execute each order for securities transactions for the Fund, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

•                   Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Fund’s and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ivy

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•                   The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Ivy seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•                   The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. Ivy seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Ivy’s Allocation Procedures.

Ivy has adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Conflicts of Interest Between Ivy and the Trust:

Ivy will follow the procedures established below, to ensure that its proxy voting decisions are based on the best interests of clients and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: Ivy will evaluate the nature of its relationships to assess which, if any, might place the interests of Ivy, as well as those of its affiliates, in conflict with those of the client or the fund’s shareholders on a proxy voting matter. Ivy will review the following three general categories with respect to any proxy voting matter to determine if there is a potential conflict:

•                   Business Relationships — Ivy will review any business relationships for a material conflict where Ivy provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it (or an affiliate) is actively soliciting any such business from a company; or if Ivy has determined that it (or an affiliate) otherwise has a similar significant relationship with a third party.

•                   Personal Relationships — Ivy will review any personal relationships where it (or an affiliate) has a known personal relationship with the issuer’s management or other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•                   Familial Relationships — Ivy will review any family relationships where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists. Any person with knowledge of a potential conflict of interest of Ivy (or an affiliate) for a particular item shall disclose that conflict to the Director of Research of Ivy. Any person with a known potential conflict of interest for a particular item shall disclose that conflict to the Director of Research and otherwise remove himself or herself from the proxy voting process with respect to that item. Ivy or the Director of Research also will review all known relationships of portfolio managers and senior management for potential conflicts. Ivy will designate an individual or committee to review all proxies to be voted by Ivy on behalf of a client and identify any potential conflicts of interest on an ongoing basis.

(2) “Determining Material Conflicts”: Ivy will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, Ivy will determine materiality based on the reasonable likelihood that the relationship, in the particular context, could be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: Please refer to Ivy’s Proxy Voting Policies attached as an Appendix to the SAI.

Janus

Portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label funds for which Janus Capital or an affiliate serves as subadviser, separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than a Fund or may have a performance-based management fee. As such, fees earned by Janus Capital or an affiliate may vary among these accounts. Janus Capital or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in a Fund’s portfolio. Certain portfolio managers also have roles as research analysts for Janus Henderson and receive compensation with respect to the analyst role. Certain portfolio managers also have roles with an affiliate of Janus Capital and provide advice on behalf of Janus Capital through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus Capital. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities, resulting in the potential for the Fund to be disadvantaged if, for example, one or more accounts outperform the Fund.  A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for a Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by a Fund.

Janus Capital believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus Capital generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Janus Capital monitors performance of accounts with similar strategies for any performance dispersion. Janus Capital (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus Capital’s (and its affiliates’) best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Personal Code of Ethics.

JPMorgan

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

MFS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the Growth Portfolio, the International Large-Cap Portfolio, the Small-Cap Growth Portfolio (formerly named Developing Growth Portfolio), the Technology Portfolio, and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Pacific Asset Management

Pacific Asset Management may manage client assets with similar investment strategies, creating the potential for conflicts of interest as the fees for managing client accounts may differ from one another. As a registered investment adviser and a fiduciary,

Pacific Asset Management exercises due care to ensure that investment opportunities are allocated equitably among all participating clients.

In general, investment decisions for each client will be made independently from those of other clients, with specific reference to the individual needs and objectives of each client. Different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for client accounts within a similar investment strategy. In addition, Pacific Asset Management will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all accounts, particularly if different accounts have materially different amounts of capital under management by Pacific Asset Management or different amounts of investable cash available. As a result, although Pacific Asset Management manages multiple accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio management decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. Pacific Asset Management has implemented policies and procedures to address trade allocation and aggregation decisions. These policies and procedures seek to ensure fair and equitable treatment of all participating clients over time. The policies and procedures include compliance monitoring and oversight of allocation and aggregation practices.

PIMCO

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Funds or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases, PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account.

Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

PLFA

From time to time, a potential conflict of interest may arise between a portfolio manager’s management of the PSF DFA Balanced Allocation Portfolio, a Portfolio Optimization Portfolio or a Pacific Dynamix Portfolio, on the one hand, and the PSF DFA Balanced Allocation Portfolio, other Portfolio Optimization Portfolios, other Pacific Dynamix Portfolios or the Underlying Funds on the other hand. This might occur, for example, if an Underlying Fund in which the Portfolio Optimization Portfolios and/or multiple Pacific Dynamix Portfolios invest has limited capacity for further investment; or if certain Underlying Funds are more profitable than others. PLFA has a process in place to address these types of risks.

Principal REI

Principal REI has its own trading platform and personnel that perform trade-related functions. Where applicable, Principal REI trades on behalf of its own clients. Such transactions are executed in accordance with Principal REI’s trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal REI acts as discretionary investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Principal REI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

If, in carrying out the investment objectives of its respective clients, occasions arise in which Principal REI deems it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal REI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. Principal REI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal REI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.

QS Investors

QS Investors maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.

Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed to be fair and equitable across client account portfolios by QS Investors’ methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. QS Investors may manage long-short strategies alongside long only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.

In multi-asset strategies where QS Investors is responsible for asset allocation and has the discretionary authority to direct assets to funds or accounts managed by QS Investors, affiliated managers and/or unaffiliated managers, QS Investors may have financial or other incentives to advise that client assets be directed to funds or accounts managed by QS Investors instead of funds or accounts managed by affiliated managers or unaffiliated managers, or to advise that client assets be directed to funds or accounts managed by affiliated managers instead of unaffiliated managers.

QS Investors has established and implemented various policies and procedures to promote fair and equitable treatment and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, in regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. In regard to conflicts associated with fund/manager selection, QS Investors employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by QS Investors) are subject to review and pre-approval by certain management and compliance personnel.

Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors employees may buy, hold or sell securities at or about the same time that QS Investors is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This presents a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics, which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.

Scout

Scout and its affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Scout has adopted policies and procedures to address the allocation of investment opportunities, the execution of portfolio transactions and other potential conflicts of interest that are designed to ensure that all clients are treated fair and equitably over time. Scout and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. When Scout or an affiliate seeks to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable in accordance with Scout’s policies and procedures. In some cases, these transactions may adversely affect the size or price of the assets purchased or sold for the Fund. Further, transactions in investments by one or more other accounts or clients advised by Scout may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions or advice for other accounts. When Scout or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Such transactions, particularly in respect of most proprietary accounts or customer accounts, may be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. Employees of Scout, including investment personnel, may buy and sell securities for their own personal accounts that are also bought and sold for the Fund. Scout has adopted and enforces a Code of Ethics that requires employees to follow standards of conduct when conducting these personal transactions.

SSGA FM

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

T. Rowe Price

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Wellington

Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Messrs. Corry and Shakin also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Western Asset

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Beneficial Interest of Portfolio Managers

Portfolio managers are not required to own shares of the Fund(s) that they manage on behalf of the Trust. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in a Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable Fund’s performance. In order to own Funds of the Trust, a portfolio manager would need to own a Pacific Life or Pacific Life & Annuity variable life insurance policy or variable annuity contract (“variable contract” or “variable product”). As of the Trust’s fiscal year ended December 31, 2019, none of the portfolio managers beneficially owned shares in the Funds that they manage.

DISTRIBUTION OF TRUST SHARES

Pacific Select Distributors, LLC (“PSD”) serves as the Trust’s principal underwriter and distributor (the “Distributor”) pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust. The Distributor is located at 700 Newport Center Drive, Newport Beach, CA 92660. The Trust’s shares are offered on a continuous basis. The Distributor is not obligated to sell any specific amount of Trust shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares. The Distributor is not paid any compensation from the Trust under the Distribution Agreement, although the Distributor is paid or its expenses are covered by Pacific Life or Pacific Life & Annuity in connection with the offering of variable contracts issued by those insurers. The Distributor is an affiliate of Pacific Life and PLFA.

Managers may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or the Distributor that are attended by, among others, registered representatives of the Distributor, who would receive information and/or training regarding the Funds and their management by the Managers. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and Trustees of the Trust, and spouses/guests of the foregoing. The Trust’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Trust pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or the Distributor. Additional expenses and promotional items may be paid for by Pacific Life and/or Managers.

PURCHASES AND REDEMPTIONS

Shares of the Trust are not sold directly to the general public. Class I shares, Class D shares, and Class P shares (other than the Pacific Dynamix Underlying Funds) of the Trust are currently offered for purchase by the separate accounts to serve as an investment medium for the variable products issued or administered by Pacific Life and PL&A. Class P shares of the Underlying Funds are also available for purchase and sale by certain Funds of Funds of the Trust, PLFA and certain of its affiliates. Class P shares of the Pacific Dynamix Underlying Funds are currently only available for purchase and sale by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates. Certain Funds and certain share classes of the Trust may not be available as an underlying investment option for your variable product. For available investment options, consult a variable product prospectus, offering memorandum or the separate account annual report. For variable product purchase information, consult a variable product prospectus by contacting your financial representative or visiting www.PacificLife.com.

Shares of any Fund may be redeemed on any business day upon receipt of a request for redemption from the life insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and scheduled holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders, and at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

EXCHANGES AMONG THE FUNDS

Variable contract owners do not deal directly with the Trust to purchase, redeem, or exchange shares of a Fund, and variable contract owners should refer to the prospectus for the applicable Separate Account for information on the allocation of net premiums and on transfers of accumulated value among options available under the contract. The Trust has a policy with respect to limitations on transfers. Please refer to the Trust’s Prospectuses for more information on the policy.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

Investment decisions for the Trust and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment goals. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Fund.

It also sometimes happens that the Adviser or Manager purchases or sells the same security for two or more clients. In such instances, transactions in securities will be allocated between the Fund and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. To the extent any Fund seeks to acquire the same security at the same time as another Adviser or Manager client, such Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

The PSF DFA Balanced Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios invest primarily in their respective Underlying Funds and do not incur commissions or sales charges in connection with investments in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Funds. Accordingly, the following description is relevant for all Funds.

The Adviser or Manager for a Fund places all orders for the purchase and sale of securities, options, and futures contracts and other investments for a Fund through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of securities in transactions on U.S. stock exchanges for a Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker, subject to compliance with Trust policies, applicable law, and approval by the Board.

There is generally no stated commission in the case of debt securities, which are traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker could charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

As permitted by Section 28(e) of the 1934 Act, the Adviser or Manager may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser or Manager, a commission amount which includes payment for both brokerage and research. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Fund may receive research services from many broker-dealers with which the Adviser or Manager places the Fund’s transactions. The Adviser or Manager for a Fund may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund within the Trust. The advisory fee paid by a Fund is not reduced because the Adviser or Manager and its affiliates receive such services.

As noted above, the Adviser or Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The following table lists Funds that incurred brokerage commissions during the fiscal years ended:

Fund	12/31/19[1]	12/31/18[1]	12/31/17[1]
Small-Cap Value Portfolio	$196,256	$219,840	$444,088
Emerging Markets Debt Portfolio	$—	$—	$—
Equity Index Portfolio	$26,731	$—	$—
Health Sciences Portfolio	$108,517	$—	$—
Large-Cap Growth Portfolio	$218,152	$—	$—
Small-Cap Equity Portfolio	$92,167	$93,805	$98,326
Small-Cap Index Portfolio	$45,297	$—	$—
PD Large-Cap Growth Index Portfolio	$13,712	$—	$—
PD Large-Cap Value Index Portfolio	$10,911	$—	$—
PD Small-Cap Growth Index Portfolio	$5,194	$—	$—
PD Small-Cap Value Index Portfolio	$5,739	$—	$—
Mid-Cap Value Portfolio	$318,950	$740,699	$703,427
Large-Cap Value Portfolio	$102,993	$239,224	$195,141
PD Emerging Markets Portfolio	$36,366	$34,283	$42,014
PD International Large-Cap Portfolio	$33,056	$40,478	$46,482
Comstock Portfolio[2]	$375,677	$262,581	$378,998
Mid-Cap Growth Portfolio	$222,299	$247,916	$188,310
Technology Portfolio	$25,772	$26,471	$28,042
International Value Portfolio[3]	$733,553	$602,157	$541,721
Value Advantage Portfolio	$119,340	$174,666	$54,005
Focused Growth Portfolio	$50,907	$40,157	$58,582
Small-Cap Growth Portfolio (formerly named Developing Growth Portfolio)[4]	$—	$178,534	$238,066
Growth Portfolio	$86,862	$107,595	$98,753
International Large-Cap Portfolio	$212,076	$205,034	$438,473
Real Estate Portfolio[5]	$156,567	$262,154	$359,980
Main Street Core Portfolio	$336,510	$547,272	$397,310
Emerging Markets Portfolio	$1,167,693	$1,929,731	$2,033,940
International Equity Income Portfolio[6]	$—	$—	$—
Core Income Portfolio	$—	$—	$—

Fund	12/31/19[1]	12/31/18[1]	12/31/17[1]
Floating Rate Income Portfolio	$3,669	$4,606	$—
High Yield Bond Portfolio	$4,361	$8,953	$17,421
Managed Bond Portfolio	$317,899	$279,971	$304,966
Inflation Managed Portfolio	$47,383	$2,081,675	$33,343
International Small-Cap Portfolio	$195,604	$310,289	$742,311
Mid-Cap Equity Portfolio[7]	$1,124,043	$1,082,687	$796,160
PD 1-3 Year Corporate Bond Portfolio	$—	$—	$—
PD Aggregate Bond Index Portfolio	$—	$—	$—
PD High Yield Bond Market Portfolio	$—	$—	$—
Dividend Growth Portfolio	$59,454	$55,807	$83,630
Short Duration Bond Portfolio	$—	$—	$—
Diversified Bond Portfolio	$1,579,793	$—	$1,248,347

1         Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in portfolio assets.

2         Of this amount, $12,541, $4,750 and $16,530 was paid to Invesco Capital Markets, Inc., an affiliate of Invesco Advisers, Inc., in fiscal years 2019, 2018 and 2017, respectively. For fiscal year 2019, 3.3% of the aggregate brokerage commissions were paid to, and 5.7% of the aggregate dollar amount of transactions involving payment of commissions was effected through, Invesco Capital Markets, Inc., respectively.

3         Wellington became the sub-adviser of the International Value Portfolio on May 1, 2017. JPMorgan served as the sub-adviser prior to that date.

4         MFS became the sub-adviser of the Small-Cap Growth Portfolio (formerly named Developing Growth Portfolio) on May 1, 2020. Lord, Abbett & Co. LLC served as the sub-adviser prior to that date.

5         Principal REI became the sub-adviser of the Real Estate Portfolio on May 1, 2018. Morgan Stanley Investment Management served as the sub-adviser prior to that date.

6         The International Equity Income Portfolio commenced operations on December 19, 2019. As such, there were no brokerage commissions paid prior to that date.

7         Of this amount, $4,128, was paid on trades through Deutsche Bank who shares the commissions with Raymond James Financial, Inc., an affiliate of Scout Investments Inc. in fiscal year 2019. For fiscal year 2019, 0.4% of the aggregate brokerage commissions were paid to, and 0.2% of the aggregate dollar amount of transactions involving payment of commissions was effected through, Deutsche Bank.

For the fiscal year ended December 31, 2019, each of the following Funds, through their respective Manager(s), paid the brokerage commissions noted to firms that may have provided eligible research and/or brokerage services:

Fund	Soft Dollar Commissions	Trade Amount resulting in those Commissions
Mid-Cap Value Portfolio	$265,198	$703,336,618
Large-Cap Value Portfolio	$56,385	$217,565,338
Large-Cap Growth Portfolio	$159,739	$833,955,887
Small-Cap Equity Portfolio	$30,212	$96,513,728
Small-Cap Value Portfolio	$16,518	$33,434,509
Health Sciences Portfolio	$49,430	$164,066,912
Mid-Cap Equity Portfolio	$742,279	$1,553,957,251
Mid-Cap Growth Portfolio	$88,866	$159,447,871
Dividend Growth Portfolio	$6,543	$389,187,534

During the fiscal year ended December 31, 2019, the Core Income, Diversified Bond, High Yield Bond, Inflation Managed, Managed Bond, Short Duration Bond, Comstock, Dividend Growth, Large-Cap Value, Main Street Core, Mid-Cap Value, Value Advantage, International Large-Cap, PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market and PD International Large-Cap acquired and sold securities of their Regular Broker-Dealers1 (as defined in the table below) and/or their Regular Broker-Dealers’ parent company. As of December 31, 2019, the following Funds held securities of their Regular Broker-Dealers and/or their Regular Broker-Dealers’ parent company as follows:

Fund	Regular Broker-Dealers[1]	Value of Securities
Core Income Portfolio	Bank of America	$12,621,253
	Citigroup	$5,092,563
	Goldman Sachs Group Inc.	$2,106,457
	JP Morgan Chase & Co	$7,116,527
	Morgan Stanley	$10,154,395
Diversified Bond Portfolio	Bank of America	$82,154,207
	Barclays	$11,270,519
	Citi	$56,761,104
	Credit Suisse	$100,407,357
	Deutsche Bank	$82,003,531
	Goldman Sachs	$79,629,298
	JP Morgan	$56,665,539

Fund	Regular Broker-Dealers[1]	Value of Securities
	Morgan Stanley	$4,248,417
	Wells Fargo	$49,571,413
High Yield Bond Portfolio	Barclays PLC	$1,097,410
	Citigroup Inc.	$1,371,950
	Goldman Sachs Group Inc.	$1,247,370
Comstock Portfolio	Bank of America	$54,186,745
	Citigroup	$56,715,509
	Goldman Sachs	$14,758,747
	JP Morgan Chase & Co	$37,896,029
	Morgan Stanley	$21,269,089
Inflation Managed Portfolio	Goldman Sachs Group Inc.	$101,223
	Royal Bank of Scotland Group PLC	$208,000
	Unicredit SPA	$455,896
Managed Bond Portfolio	Bank of America Corporation	$16,637,790
	Barclays PLC	$39,572,447
	Citigroup Inc.	$47,062,796
	Credit Suisse Group AG	$35,081,374
	Goldman Sachs & Group Inc.	$29,791,946
	JP Morgan Chase & Co	$18,759,549
	Morgan Stanley	$8,298,127
	Wells Fargo & Company	$24,031,325
Short Duration Bond Portfolio	Bank of America	$12,106,303
	Barclays	$6,271,109
	Citigroup	$8,227,470
	Goldman Sachs	$8,475,440
	HSBC	$9,729,791
	JP Morgan	$5,596,251
	Morgan Stanley	$8,314,090
Dividend Growth Portfolio	Morgan Stanley	$6,655,824
Large-Cap Value Portfolio	Bank of America Corp	$37,048,270
	JP Morgan Chase & Co	$62,441,303
Main Street Core Portfolio	JP Morgan Securities LLC	$54,685,505
Mid-Cap Value Portfolio	Keycorp	$13,230,240
	Raymond James Financial	$3,673,049
	State Street Corporation	$4,353,031
	Trust Financial Corporation	$16,043,766
Value Advantage Portfolio	Bank of America Merrill Lynch	$34,158,052
	Barclays PLC	$9,827,810
	Citigroup	$32,607,211
	Cowen Group	$21,385,458
	Credit Suisse	$47,460,735
	Goldman Sachs	$29,343,348
	Jefferies Group Incorporated	$21,333,181
	Morgan Stanley	$27,028,371
	Royal Bank of Canada	$21,628,229
	UBS AG	$45,956,706
International Large-Cap Portfolio	Barclays	$10,297,283
	UBS	$25,784,745
PD 1-3 Year Corporate Bond Portfolio	Goldman Sachs	$94,945,246
	Nomura Securities	$79,976,493
	Barclays Capital	$79,199,817

Fund	Regular Broker-Dealers[1]	Value of Securities
	Morgan Stanley	$57,529,689
	Merrill Lynch	$51,876,870
	Citigroup	$50,039,417
	Deutsche Bank	$23,954,006
	Jane Street Group LLC	$17,572,949
	Credit Suisse	$15,963,185
	Wells Fargo	$14,604,684
PD Aggregate Bond Index Portfolio	Jane Street Group LLC	$56,515,340
	Goldman Sachs	$33,283,010
	MarketAxess	$25,471,615
	Merrill Lynch	$20,318,701
	JPMorgan Chase	$14,145,748
	Citigroup Global Markets	$13,866,971
	Morgan Stanley	$12,563,826
	Barclays Capital	$10,794,141
	Royal Bank of Canada	$9,147,649
	Credit Suisse	$7,167,852
PD High Yield Bond Market Portfolio	Citigroup Global Markets	$40,658,829
	Barclays Bank	$31,185,888
	Jane Street Group LLC	$20,992,339
	Morgan Stanley	$19,912,078
	Goldman Sachs & Co.	$15,425,408
	Millenium Advisors	$11,301,300
	JP Morgan Chase	$10,845,300
	MarketAxess	$9,576,105
	Wells Fargo	$9,569,632
	Merrill Lynch	$7,122,408
PD International Large-Cap Portfolio	Societe Generale SA	$1,487,581

1         “Regular Broker-Dealers” means the top ten firms which the Manager uses, as determined and provided by the Manager, to execute transactions for the Fund(s) it manages. For purposes of determining the top ten firms, transactions executed by the Trust’s transitioning agent (in connection with manager transitions, reorganizations, asset allocation rebalancing, etc.) are excluded.

Portfolio Turnover

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, generally long-term securities are included and the purchase and sale of certain investments such as most derivative instruments, investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of investment are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Funds will vary from year to year, depending on market conditions and trading opportunities. Such changes do not necessarily reflect a change in long-term trading strategies of the Managers. Any changes in portfolio turnover rates which are less than 100% change from the prior year’s rates are not considered significant. Changes in Managers and investment personnel and reorganizations of Funds may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Funds. Significant changes in turnover rates may occur in certain Funds for reasons other than market conditions and trading opportunities. All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance. The trading strategies of the Diversified Bond Portfolio and Managed Bond Portfolio generally result in very high and fluctuating turnover rates and changes of approximately 200% in the turnover rates for these Funds are generally not considered significant.

The Pacific Dynamix Portfolios and Portfolio Optimization Portfolios invest in Underlying Funds. As a result, changes to the allocations of the Pacific Dynamix Portfolios and/or Portfolio Optimization Portfolios may result in the transfer of assets from one Underlying Fund to another. These changes, as well as changes in Managers and investment personnel and reorganizations of the Underlying Funds, may result in the purchase or sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Underlying Funds. Significant changes in turnover rates may occur in certain Underlying Funds for reasons other than market conditions and trading opportunities. As the PSF DFA Balanced Allocation Portfolio invests in funds that are not series of the Trust, any allocation changes among the DFA Underlying Funds will not have an impact on other Funds of the Trust.

Disclosure of Portfolio Holdings

The Trust publicly discloses portfolio holdings periodically on the Trust’s website. The unaudited month-end portfolio holdings information for each Fund can be found at www.PacificLife.com/PacificSelectFundMonthlyHoldings.html and are generally posted approximately three to five business days following month-end. There could be delays in reporting month-end holdings for certain Funds as noted on the website (“lag time”). The Trust reserves the right to post holdings for any Fund more frequently than monthly but may subsequently resume monthly posting. Holdings information will remain available on the Trust’s website until the next period’s holdings are posted or longer if required by law. Portfolio holdings will also be included in periodic filings with the SEC.

It is the policy of the Trust to maintain the confidentiality of non-public portfolio holdings information and not to divulge non-public portfolio holdings information to other parties except for legitimate business purposes and then only in accordance with the Trust’s disclosure of portfolio holdings policy and related procedures (“Disclosure of Portfolio Holdings Policy”). The Disclosure of Portfolio Holdings Policy is meant to protect the interests of the Trust’s shareholders and to address potential conflicts of interest that could arise between the interests of the Trust’s shareholders and those of a Trust and Adviser service provider, including the Adviser, a Manager, the Distributor or their affiliates.

More current, non-public holdings information is available to certain service providers in order for such service providers to fulfill their contractual obligations to (or on behalf of) the Trust and Adviser service providers. Such service providers, including (but not limited to) the Adviser, each Manager, the Trust’s custodian, auditors, counsel and Independent Trustees’ counsel, can receive or have access to non-public portfolio holdings without any lag time on an as-needed basis. Each of these service providers has entered into an agreement with the Trust or Adviser whereby the service provider has a contractual duty to maintain the confidentiality of such non-public information, as well as not to trade on such information. In addition to the Adviser and each Manager, these service providers include:

Barra, LLC	Grant & Eisenhofer P.A.
Bloomberg Finance L.P.	Institutional Services Inc. (“ISS”)
Citigroup Global Markets Inc.	Interactive Data Pricing and Reference Data LLC (“ICE”)
Dechert LLP	Kessler, Topaz, Meltzer & Check, LLP
Deloitte & Touche LLP	Merrill Communications LLC
Diligent Board Member Services, Inc.	Sullivan and Worcester, LLP
Donnelley Financial, LLC	Securities Class Action Services, LLC
Ernst & Young LLP	StarCompliance, Inc.
FactSet Research Systems Inc.	State Street Bank and Trust Company
FilePoint EDGAR Services, LLC	Zeno Consulting Group

The release of portfolio holdings information to a party, including the parties listed above, in advance of its release to all shareholders or the general public is permitted by the Disclosure of Portfolio Holdings Policy only when (i) the Trust, the Adviser, or the Manager or other Trust service provider releasing the information has a legitimate business purpose for releasing the information to the recipient, (ii) the release of information is believed not to violate the antifraud provisions of the federal securities laws or the Adviser’s or applicable Manager’s fiduciary duties, and (iii) the recipient is subject to a contractual duty of confidentiality with substantially the same terms and conditions as that of a Trust service provider, including a duty not to trade on the information (which duty may be encompassed by broader language, such as a duty to comply with anti-fraud provisions of, or applicable provisions of, federal securities laws), provided, however that the Adviser or Manager will not trade on such information in a manner inconsistent with applicable law or inconsistent with any internal policy adopted by the firm to govern trading by its employees.

In addition, when the Trust, the Adviser or Managers purchase and sell securities through broker-dealers, engage in OTC trading with certain counterparties (i.e. swap dealers), request bids on securities, or obtain price quotations on securities, the Trust may disclose one or more of its holdings. Companies which clear and settle trades may also have access to portfolio holdings information. The Trust has not entered into formal confidentiality agreements in connection with such situations; however, the Trust would not continue to conduct business with an entity believed to be misusing the disclosed information.

The Trust, or its duly authorized service providers, can disclose portfolio holdings to analysts, rating agencies, or other parties, the day after it has been posted to the Trust’s website or immediately after it has been filed with the SEC in a filing requiring the portfolio holdings to be included. There are no specific individuals or categories of individuals who authorize the release of portfolio holdings.

If the Trust or one of its duly authorized service providers seeks to disclose portfolio holdings to analysts, rating agencies, pricing services, trade and settlement or administrative services companies or any other parties prior to the time such information is made public, such disclosure would be conditioned on the recipient (e.g., a service provider to a Trust service provider) agreeing in writing to treat such portfolio holdings as confidential under substantially the same terms and conditions as that of the Trust’s service providers.

The Trust relies on the contractual obligations of the Trust’s service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. The Trust has an established process whereby Managers are asked to provide written confirmation as to their compliance with the Disclosure of Portfolio Holdings Policy.

No compensation is received by the Trust or the Adviser in connection with the disclosure of portfolio holdings information.

Notwithstanding anything in this section or the Disclosure of Portfolio Holdings Policy, the Trust’s Board of Trustees, its General Counsel or its Chief Compliance Officer (“CCO”) may, on a case-by-case basis, authorize disclosure of the Trust’s portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure of Portfolio Holdings Policy. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure of Portfolio Holdings Policy.

Non-public portfolio holdings information may, from time to time, be released to Pacific Life and PL&A (affiliates of the Adviser), RGA Reinsurance Company, Swiss Re Life, Union Hamilton Reinsurance, Ltd. and any other reinsurance companies with which Pacific Life and PL&A may contract (together, the “Insurers”) in connection with their hedging activities to mitigate certain risks and exposures borne by the Insurers that are associated with variable annuity product riders and the Funds offered as underlying investment options. This information is released to the Insurers only in accordance with the Trust’s Disclosure of Portfolio Holdings Policy (including exceptions from the Policy as permitted therein) and provided subject to written confirmation by the Insurers of their confidentiality obligations and use of the information only for their hedging purposes. Pacific Life has represented to the Trust that the Insurers’ hedging activity, generally accomplished through the trading of index futures, is highly unlikely to have an adverse impact on the Trust or its Funds.

The Trust’s CCO receives reports of violations of the Disclosure of Portfolio Holdings Policy by the Trust, the Adviser, its service providers, and Managers. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to the Trust’s Board of Trustees, as required by Rule 38a-1.

NET ASSET VALUE (“NAV”)

Each Fund’s shares are purchased, sold or exchanged at the Fund’s NAV next calculated after a request to buy, sell or exchange shares is received by Pacific Life or PL&A in proper form. The life insurance companies pay for shares they purchase in cash. Similarly, when shares are sold or exchanged, the Trust generally pays the life insurance companies for the shares in cash.  The calculation of each Fund’s NAV is discussed further in the Prospectus.

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board. Valuation of investments held by the Funds is discussed in the Prospectuses.

As described above, requests to purchase shares of a Fund that are received in proper form and accepted by the Trust receive the NAV next calculated as of the close of the NYSE that day. Note: the time at which transactions are executed and shares are priced may be changed in case of an emergency or if the NYSE closes for the day prior to its scheduled close time. With respect to the PSF DFA Balanced Allocation Portfolio, purchase orders for shares of the PSF DFA Balanced Allocation Portfolio that are received in good order and accepted before the close of business of the NYSE receive the NAV determined on that day. This NAV is determined by the Trust based upon the NAVs of the DFA Underlying Funds. The corresponding purchase orders for shares of the DFA Underlying Funds are placed after the receipt and acceptance of the related order for shares of the PSF DFA Balanced Allocation Portfolio and are priced at the NAV as determined by the management of each of the DFA Underlying Funds, not the Trust. As a result, purchase orders for shares of the DFA Underlying Funds may not be priced on the same day that purchase orders for shares of the PSF DFA Balanced Allocation Portfolio are received and accepted and could be priced as of the following trading day.

PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield of the Funds and the total return of all Funds in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Trust advertised or included in sales literature may be accompanied by comparable performance information for a separate account to which the Trust offers its shares.

TAXATION

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in each Fund by the separate accounts of life insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Fund as a partnership for federal income tax purposes under Subchapter K of the Internal Revenue Code of 1986, as amended (the “Code”) and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with life insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of each Fund.

The Trust currently intends that each Fund will be treated as a partnership for federal income tax purposes. A Fund that elects to be treated as a partnership is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund would instead be taken into account by its partners, which would be the life insurance companies whose separate accounts invest in the Fund. It is expected that a variable annuity or variable life insurance contract owner would not be affected by a Fund electing to be treated as a partnership. Pacific Life and PL&A may get certain tax benefits from a Fund electing to be treated as a partnership. These benefits will not be shared with shareholders.

Each Fund also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds or partnerships underlying variable contracts. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Fund, and in particular, the Inflation Managed Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government.

If a Fund taxed as a partnership invests in shares of a passive foreign investment company there may be tax consequences to the insurance company partners or a Fund-of-Funds that is a partner.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options and similar financial instruments gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the life insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS and the courts, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

The second way that impermissible investor control might exist concerns shareholder actions. Under the IRS pronouncements and the case law, shareholders may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Fund. Shareholders may not select or direct the purchase or sale of a particular investment of a Fund. All investment decisions concerning the Funds must be made by the Manager for such Fund in his or her sole and absolute discretion, and not by the contract owner. Furthermore, shareholders may not communicate directly or indirectly with such a Manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Fund.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict shareholder actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax contract owners currently on income and gains from a Fund such that contract owners would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. A Fund that receives dividend income from U.S. sources will annually report certain amounts of its dividends paid as eligible for the dividends received deduction, and a Fund incurring foreign taxes will pass-through allowable foreign tax credits. These benefits, which may be potentially material, will inure only Pacific Life and PL&A and, as mentioned above, will not be shared with shareholders.

Shareholders of the Funds should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Trust shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information concerning the federal income tax consequences to the holder of a variable contract, such holders should consult the prospectus for the particular contract.

Distributions

Funds treated as partnerships for federal income tax purposes are not required to distribute taxable income. A Separate Account (the “Partner”) is required to report its respective share of ordinary income, dividends, interest, and short or long term capital gains.

OTHER INFORMATION

Capitalization

The Trust is a Delaware statutory trust established under a Declaration of Trust dated June 30, 2016. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the Trustees. The Board of Trustees may establish additional Funds (with different investment goals and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund of the Trust, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Shareholder and Trustee Liability

Under Delaware law, shareholders may not be held personally liable for the liabilities and obligations of the Trust beyond the value of their investments in the Trust.

Under the Trust’s organizational documents, the Trustees and the officers of the Trust shall be advanced expenses, held harmless and indemnified in certain circumstances in connection with their service to the Trust. However, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard. In addition, the Trust has entered into an agreement with each Trustee which provides that the Trust will indemnify and hold harmless each Trustee against any expenses actually and reasonably incurred by any Independent Trustee in any proceeding arising out of or in connection with the Trustee’s services to the Trust to the fullest extent authorized by its organizational documents, state law, the 1940 Act and the 1933 Act.

Control Persons and Principal Holders of Securities

Because Class P, Class I and Class D shares of the Trust are available as an underlying investment fund for certain variable products offered by Pacific Life and PL&A, the applicable separate accounts of Pacific Life and PL&A that own Class P, Class I or Class D shares of the Trust could be deemed to control the voting securities of the Trust (i.e., by owning more than 25% of the voting securities). However, Pacific Life and PL&A would exercise voting rights attributable to any Class P, Class I or Class D shares of the Funds owned (directly or indirectly) in accordance with voting instructions received from owners of the variable life policies and variable annuity contracts issued by Pacific Life and/or PL&A.

Because Class P shares of the Underlying Funds are also available for investment by the Portfolio Optimization Portfolios and Pacific Dynamix Portfolios (and PLFA and certain of its affiliates), any Portfolio Optimization Portfolio or Pacific Dynamix Portfolio owning more than 25% of the Class P shares of a Fund could be deemed to control the voting securities of Class P shares of that particular Fund. However, each of the Portfolio Optimization Portfolios and Pacific Dynamix Portfolios would exercise voting rights attributable to any Class P shares of a Fund owned by it in accordance with the proxy voting policies established by the Trust. See the “How shares will be voted by the PSF DFA Balanced Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios” sub-section of the “Proxy Voting Policies and Procedures” section of this SAI for more information. Pacific Life may also be deemed to control certain Pacific Dynamix Underlying Funds (which offer Class P shares that are only available to the Pacific Dynamix Portfolios) in which it owns more than 25% of the voting securities.

The list below reflects the shareholders of record (or known by the Trust to own beneficially) as of April 3, 2020 that own 5% or more (principal holders) of any Class of a Fund’s outstanding securities that has commenced operations. The list also reflects the beneficial owners of more than 25% (control owners) of any Class of a Fund’s outstanding securities. Each shareholder’s address is c/o 700 Newport Center Drive, Newport Beach, CA 92660.

Core Income Portfolio

95.54% of Class I shares was held by Pacific Life Insurance Company

13.32% of Class P shares was held by the Portfolio Optimization Conservative Portfolio

13.72% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

46.76% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

23.91% of Class P shares was held by the Portfolio Optimization Growth Portfolio

Diversified Bond Portfolio

95.38% of Class I shares was held by Pacific Life Insurance Company

13.20% of Class P shares was held by the Portfolio Optimization Conservative Portfolio

13.65% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

46.78% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

23.97% of Class P shares was held by the Portfolio Optimization Growth Portfolio

Floating Rate Income Portfolio

5.66% of Class I shares was held by Pacific Life & Annuity Company

94.34% of Class I shares was held by Pacific Life Insurance Company

11.34% of Class P shares was held by the Portfolio Optimization Conservative Portfolio

14.74% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

38.81% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

31.63% of Class P shares was held by the Portfolio Optimization Growth Portfolio

High Yield Bond Portfolio

97.58% of Class I shares was held by Pacific Life Insurance Company

10.96% of Class P shares was held by the Portfolio Optimization Conservative Portfolio

18.03% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

42.71% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

23.21% of Class P shares was held by the Portfolio Optimization Growth Portfolio

5.09% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Inflation Managed Portfolio

97.26% of Class I shares was held by Pacific Life Insurance Company

24.31% of Class P shares was held by the Portfolio Optimization Conservative Portfolio

32.73% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

42.96% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

Managed Bond Portfolio

97.98% of Class I shares was held by Pacific Life Insurance Company

13.28% of Class P shares was held by the Portfolio Optimization Conservative Portfolio

13.63% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

46.87% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

23.87% of Class P shares was held by the Portfolio Optimization Growth Portfolio

Short Duration Bond Portfolio

96.79% of Class I shares was held by Pacific Life Insurance Company

25.06% of Class P shares was held by the Portfolio Optimization Conservative Portfolio

16.55% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

39.13% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

17.70% of Class P shares was held by the Portfolio Optimization Growth Portfolio

Emerging Markets Debt Portfolio

98.22% of Class I shares was held by Pacific Life Insurance Company

11.41% of Class P shares was held by the Portfolio Optimization Conservative Portfolio

13.62% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

42.98% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

26.24% of Class P shares was held by the Portfolio Optimization Growth Portfolio

5.75% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Comstock Portfolio

98.66% of Class I shares was held by Pacific Life Insurance Company

7.19% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

38.96% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

41.20% of Class P shares was held by the Portfolio Optimization Growth Portfolio

9.74% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Dividend Growth Portfolio

95.87% of Class I shares was held by Pacific Life Insurance Company

6.49% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

39.17% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

41.75% of Class P shares was held by the Portfolio Optimization Growth Portfolio

9.86% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Equity Index Portfolio

95.47% of Class I shares was held by Pacific Life Insurance Company

6.45% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

39.00% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

41.79% of Class P shares was held by the Portfolio Optimization Growth Portfolio

9.91% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Focused Growth Portfolio

95.56% of Class I shares was held by Pacific Life Insurance Company

100.00% of Class P shares was held by Pacific Life Insurance Company

Growth Portfolio

98.51% of Class I shares was held by Pacific Life Insurance Company

5.56% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

38.90% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

43.06% of Class P shares was held by the Portfolio Optimization Growth Portfolio

10.13% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Large-Cap Growth Portfolio

96.23% of Class I shares was held by Pacific Life Insurance Company

5.68% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

39.03% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

42.81% of Class P shares was held by the Portfolio Optimization Growth Portfolio

10.14% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Large-Cap Value Portfolio

97.81% of Class I shares was held by Pacific Life Insurance Company

7.25% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

39.02% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

41.00% of Class P shares was held by the Portfolio Optimization Growth Portfolio

9.69% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Main Street Core Portfolio

98.68% of Class I shares was held by Pacific Life Insurance Company

6.54% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

39.30% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

41.63% of Class P shares was held by the Portfolio Optimization Growth Portfolio

9.79% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Mid-Cap Equity Portfolio

98.05% of Class I shares was held by Pacific Life Insurance Company

6.83% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

35.30% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

42.16% of Class P shares was held by the Portfolio Optimization Growth Portfolio

12.65% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Mid-Cap Growth Portfolio

96.78% of Class I shares was held by Pacific Life Insurance Company

5.05% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

37.09% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

41.86% of Class P shares was held by the Portfolio Optimization Growth Portfolio

13.36% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Mid-Cap Value Portfolio

96.48% of Class I shares was held by Pacific Life Insurance Company

7.36% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

34.38% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

42.52% of Class P shares was held by the Portfolio Optimization Growth Portfolio

12.38% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Small-Cap Equity Portfolio

96.57% of Class I shares was held by Pacific Life Insurance Company

37.45% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

48.11% of Class P shares was held by the Portfolio Optimization Growth Portfolio

14.40% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Small-Cap Growth (formerly named Developing Growth Portfolio)

95.84% of Class I shares was held by Pacific Life Insurance Company

7.12% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

22.60% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

50.94% of Class P shares was held by the Portfolio Optimization Growth Portfolio

19.34% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Small-Cap Index Portfolio

96.66% of Class I shares was held by Pacific Life Insurance Company

7.59% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

36.15% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

44.30% of Class P shares was held by the Portfolio Optimization Growth Portfolio

11.88% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Small-Cap Value Portfolio

97.27% of Class I shares was held by Pacific Life Insurance Company

6.65% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

36.92% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

43.14% of Class P shares was held by the Portfolio Optimization Growth Portfolio

13.26% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Value Advantage Portfolio

95.92% of Class I shares was held by Pacific Life Insurance Company

7.29% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

39.23% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

40.88% of Class P shares was held by the Portfolio Optimization Growth Portfolio

9.61% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Emerging Markets Portfolio

96.52% of Class I shares was held by Pacific Life Insurance Company

7.32% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

38.57% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

39.29% of Class P shares was held by the Portfolio Optimization Growth Portfolio

12.05% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

International Equity Income Portfolio

7.71% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

34.94% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

42.90% of Class P shares was held by the Portfolio Optimization Growth Portfolio

12.58% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

International Large-Cap Portfolio

95.89% of Class I shares was held by Pacific Life Insurance Company

7.52% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

35.07% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

43.02% of Class P shares was held by the Portfolio Optimization Growth Portfolio

12.50% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

International Small-Cap Portfolio

98.31% of Class I shares was held by Pacific Life Insurance Company

7.35% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

29.15% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

47.73% of Class P shares was held by the Portfolio Optimization Growth Portfolio

15.77% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

International Value Portfolio

98.21% of Class I shares was held by Pacific Life Insurance Company

7.52% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

34.93% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

42.91% of Class P shares was held by the Portfolio Optimization Growth Portfolio

12.71% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Health Sciences Portfolio

6.29% of Class I shares was held by Pacific Life & Annuity Company

93.71% of Class I shares was held by Pacific Life Insurance Company

100.00% of Class P shares was held by Pacific Life Insurance Company

Real Estate Portfolio

95.65% of Class I shares was held by Pacific Life Insurance Company

5.45% of Class P shares was held by the Portfolio Optimization Moderate-Conservative Portfolio

43.40% of Class P shares was held by the Portfolio Optimization Moderate Portfolio

35.52% of Class P shares was held by the Portfolio Optimization Growth Portfolio

15.63% of Class P shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Technology Portfolio

6.58% of Class I shares was held by Pacific Life & Annuity Company

93.42% of Class I shares was held by Pacific Life Insurance Company

100.00% of Class P shares was held by Pacific Life Insurance Company

Pacific Dynamix — Conservative Growth Portfolio

7.69% of Class I shares was held by Pacific Life & Annuity Company

92.31% of Class I shares was held by Pacific Life Insurance Company

100.00% of Class P shares was held by Pacific Life Insurance Company

Pacific Dynamix — Moderate Growth Portfolio

5.55% of Class I shares was held by Pacific Life & Annuity Company

94.45% of Class I shares was held by Pacific Life Insurance Company

100.00% of Class P shares was held by Pacific Life Insurance Company

Pacific Dynamix — Growth Portfolio

95.57% of Class I shares was held by Pacific Life Insurance Company

100.00% of Class P shares was held by Pacific Life Insurance Company

Portfolio Optimization Conservative Portfolio

95.08% of Class I shares was held by Pacific Life Insurance Company

100.00% of Class P shares was held by Pacific Life Insurance Company

Portfolio Optimization Moderate-Conservative Portfolio

5.96% of Class I shares was held by Pacific Life & Annuity Company

94.04% of Class I shares was held by Pacific Life Insurance Company

100.00% of Class P shares was held by Pacific Life Insurance Company

Portfolio Optimization Moderate Portfolio

5.05% of Class I shares was held by Pacific Life & Annuity Company

94.95% of Class I shares was held by Pacific Life Insurance Company

100.00% of Class P shares was held by Pacific Life Insurance Company

Portfolio Optimization Growth Portfolio

95.43% of Class I shares was held by Pacific Life Insurance Company

100.00% of Class P shares was held by Pacific Life Insurance Company

Portfolio Optimization Aggressive-Growth Portfolio

95.07% of Class I shares was held by Pacific Life Insurance Company

100.00% of Class P shares was held by Pacific Life Insurance Company

DFA Balanced Allocation Portfolio

95.95% of Class D shares was held by Pacific Life Insurance Company

100.00% of Class P shares was held by Pacific Life Insurance Company

PD 1-3 Year Corporate Bond Portfolio

27.56% of Class P shares was held by the Pacific Dynamix — Conservative Growth Portfolio

65.92% of Class P shares was held by the Pacific Dynamix — Moderate Growth Portfolio

6.52% of Class P shares was held by the Pacific Dynamix — Growth Portfolio

PD Aggregate Bond Index Portfolio

23.51% of Class P shares was held by the Pacific Dynamix — Conservative Growth Portfolio

64.75% of Class P shares was held by the Pacific Dynamix — Moderate Growth Portfolio

11.74% of Class P shares was held by the Pacific Dynamix — Growth Portfolio

PD High Yield Bond Market Portfolio

21.51% of Class P shares was held by the Pacific Dynamix — Conservative Growth Portfolio

64.32% of Class P shares was held by the Pacific Dynamix — Moderate Growth Portfolio

14.17% of Class P shares was held by the Pacific Dynamix — Growth Portfolio

PD Large-Cap Growth Index Portfolio

10.09% of Class P shares was held by the Pacific Dynamix — Conservative Growth Portfolio

62.09% of Class P shares was held by the Pacific Dynamix — Moderate Growth Portfolio

27.82% of Class P shares was held by the Pacific Dynamix — Growth Portfolio

PD Large-Cap Value Index Portfolio

9.75% of Class P shares was held by the Pacific Dynamix — Conservative Growth Portfolio

62.35% of Class P shares was held by the Pacific Dynamix — Moderate Growth Portfolio

27.90% of Class P shares was held by the Pacific Dynamix — Growth Portfolio

PD Small-Cap Growth Index Portfolio

9.96% of Class P shares was held by the Pacific Dynamix — Conservative Growth Portfolio

62.10% of Class P shares was held by the Pacific Dynamix — Moderate Growth Portfolio

27.94% of Class P shares was held by the Pacific Dynamix — Growth Portfolio

PD Small-Cap Value Index Portfolio

9.95% of Class P shares was held by the Pacific Dynamix — Conservative Growth Portfolio

62.00% of Class P shares was held by the Pacific Dynamix — Moderate Growth Portfolio

28.05% of Class P shares was held by the Pacific Dynamix — Growth Portfolio

PD Emerging Markets Portfolio

10.68% of Class P shares was held by the Pacific Dynamix — Conservative Growth Portfolio

62.93% of Class P shares was held by the Pacific Dynamix — Moderate Growth Portfolio

26.39% of Class P shares was held by the Pacific Dynamix — Growth Portfolio

PD International Large-Cap Portfolio

9.80% of Class P shares was held by the Pacific Dynamix — Conservative Growth Portfolio

61.02% of Class P shares was held by the Pacific Dynamix — Moderate Growth Portfolio

29.18% of Class P shares was held by the Pacific Dynamix — Growth Portfolio

Voting Rights

Shareholders of the Trust are given certain voting rights. Each share of each Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable products.

Under the Declaration of Trust and Delaware law, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended Advisory Agreement or sub-advisory agreement. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that any of the Trustees may be removed with or without cause by the affirmative vote of the shareholders of two-thirds of the outstanding shares (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than seven, or such other number as shall be fixed from time to time by the Trustees). The Trust’s shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

In accordance with current laws, it is anticipated that a life insurance company issuing a variable contract that participates in the Trust (excluding the Pacific Dynamix Underlying Funds) will request voting instructions from variable contract owners and will vote shares or other voting interests in the Separate Account in accordance with voting instructions received, and will vote shares or other voting interests not received in proportion to the voting instructions received by all Separate Accounts. The Trust’s shares do not have cumulative voting rights. As a result of proportional voting, the vote of a small number of contract holders could determine the outcome of a shareholder vote. For additional information regarding the Pacific Dynamix Underlying Funds and DFA Underlying Funds, see the “Proxy Voting Policies and Procedures” section in this SAI.

Custodian and Transfer Agency and Dividend Disbursing Services

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as custodian of the Trust. Under the agreement with the Trust, State Street is permitted to hold assets of the Trust in an account that it maintains. Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash for the Trust in the custody of certain eligible foreign banks and securities depositories.

State Street will place and maintain the foreign assets of the Trust in the care of eligible foreign custodians determined by State Street and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories.

Pacific Life provides dividend disbursing and certain transfer agency services to the Trust for Class I shares, Class D shares, and the Class P shares that are offered for purchase by the separate accounts to serve as an investment medium for the variable products.  Pacific Life does not receive compensation for providing these dividend disbursing and transfer agency services but does receive reimbursement for expenses incurred in providing these services. State Street provides transfer agency services for the Class P shares of the Underlying Funds that are utilized by the Funds-of-Funds, PLFA and certain of its affiliates, and State Street is compensated by the Trust for these services.

Financial Statements

Because the PD Mid-Cap Index Portfolio has not commenced operations, no financial statements or financial highlights are available for this Fund.

Independent Registered Public Accounting Firm

[   ] serves as the independent registered public accounting firm for the Trust.  The address of [   ] is [   ].  [   ] provides audit services and review of certain documents to be filed with the SEC.

Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust and also acts as outside counsel to the Trust.

Code of Ethics

The Trust, the Adviser, PSD and each Manager have adopted codes of ethics designed to meet the requirements of Rule 17j-1 of the 1940 Act which have been approved by the Trust’s Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser, PSD or Managers who regularly have access to information about securities purchased for the Trust, to invest in securities for their own accounts. This could include securities that may be purchased by Funds of the Trust. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Trust. The Trust’s Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Proxy Voting Policies and Procedures

The Board has delegated proxy voting responsibilities with respect to each Fund to such Fund’s Manager, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Fund’s best interests as determined by the Manager and applicable regulations. Each Manager has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Manager and its affiliates. Due to the nature of the assets in which certain of the Funds invest (e.g., debt, currency, or derivatives), actions requiring proxy voting may not arise. In the event that proxy voting is required, the Manager’s Policies would apply.

The Policies set forth each Manager’s general position on various proposals. However, a Manager may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Manager or its affiliates serve as investment manager. Because each Manager will vote proxies consistent with its own Policies, it is possible that different Funds will vote differently on the same proposals or categories of proposals.

Set forth in the Appendices are the Policies for each Manager as prepared and provided by each Manager. The Trust files, by August 31 of each year, information regarding how each Fund has voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Trust’s website at www.PacificLife.com/PacificSelectFund.html; and (ii) on the SEC’s website at http://www.sec.gov.

When a Fund’s securities are held in a sub-account within a State Street umbrella account at State Street’s sub-custodian banks the Managers may not be able to exercise their proxy voting rights with respect to such securities. In addition, the portfolio manager may choose not to vote in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as in the case, for example, in certain foreign jurisdictions known as “share blocking markets”).

How shares will be voted by the PSF DFA Balanced Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios. The Pacific Dynamix Portfolios and Portfolio Optimization Portfolios (collectively, “Funds-of-Funds”), in their capacity as shareholders of Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds. If an Underlying Fund calls a shareholder meeting and solicits proxies, the Funds-of-Funds will vote their shares in accordance with the following: (1) If there are shareholders of an Underlying Fund other than one or more Fund-of-Funds, the Trust may vote any proxies of an Underlying Fund in the same proportion as the vote of all shareholders of the Underlying Fund other than the Funds-of-Funds, as applicable; (2) If the only shareholders of an Underlying Fund are one or more Funds-of-Funds, the Trust may seek voting instructions from the shareholders of the Funds-of-Funds, in which case the Trust will vote proxies in the same proportion as the instructions timely received from shareholders of a Funds-of-Funds, as applicable; (3) In the event a Fund-of-Funds and an Underlying Fund solicit a proxy for an identical proposal, and the only shareholders of an Underlying Fund are a Funds-of-Funds, then the Funds-of-Funds may vote their proxies of the Underlying Funds in the same proportions as the votes cast on the proposal by the shareholders of the Funds-of-Funds, as applicable; or (4) the Trust may vote proxies in a manner as determined by the Board of Trustees of the Trust. The PSF DFA Balanced Allocation Portfolio, in its capacity as a shareholder of the DFA Underlying Funds, may be requested to vote on matters pertaining to a DFA Underlying Fund. If a DFA Underlying Fund calls a shareholder meeting and solicits proxies, the PSF DFA Balanced Allocation Portfolio will vote its shares in accordance with the following: (1) if the PSF DFA Balanced Allocation Portfolio solely owns less than 3% of the outstanding securities of a DFA Underlying Fund, then the Trust shall seek voting instructions from the shareholders of the PSF DFA Balanced Allocation Portfolio, in which case the Trust will vote proxies in the same proportion as the instructions timely received from shareholders of the PSF DFA Balanced Allocation Portfolio; (2) if the PSF DFA Balanced Allocation Portfolio solely owns 3% or more of the outstanding securities of a DFA Underlying Fund, then the proxies of the DFA Underlying Fund will be voted on in the same proportion as the votes cast on the proposal by all other shareholders of that DFA Underlying Fund; (3) if the Trust, the Investment Adviser, and certain of its affiliates in the aggregate holds or beneficially owns 25% or more of the outstanding voting securities of a DFA Underlying Fund, then the proxies of the DFA Underlying Fund will be voted in the same proportion as the votes cast on the proposal by all other shareholders of that DFA Underlying Fund; or (4) the Trust may vote proxies in a manner as determined by the Board of Trustees of the Trust.

Registration Statement

This SAI and the Prospectuses do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith (and including specifically all applicable Codes of Ethics), are on file with and may be obtained from the SEC in Washington, D.C. Their website address is www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

APPENDIX A

Description of Fixed Income/Debt Instrument Ratings

Three of the most common nationally recognized statistical rating organizations (“Rating Agencies”) are Standard & Poor’s Rating Services (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). Information regarding ratings from each of these Rating Agencies is listed below.

If the Rating Agencies assign different ratings to the same security, a Fund may use the highest rating for purposes of determining an instrument’s credit quality for investment grade, and may use the lowest rating for purposes of determining an instrument’s credit quality for non-investment grade.

Long-Term Ratings

Long-term debt instruments include notes, bond, loans and other debt instruments generally with maturities in excess of thirteen months as defined more specifically by each Rating Agency.

Investment Grade

Standard & Poor’s

(The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

(Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.)

Aaa	Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Fitch

(The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High Credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Non-Investment Grade

Standard & Poor’s

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

(The ratings from ‘BB’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s

(Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.)

Ba	Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa	Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Fitch

(The ratings from ‘BB’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Short-Term Ratings

Short-term instruments include those instruments such as commercial paper and other instruments with maturities of thirteen months or less as defined more specifically by each Rating Agency.

Standard & Poor’s

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

F1	Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

AB

Statement of Policies and Procedures for Proxy Voting

(Dated: December 2019)

1.              INTRODUCTION

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

Where we have agreed to vote proxies on behalf of our client accounts, we have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsible Investment team”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.              RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the members of Responsible Investment team making different voting decisions on the same proposal. Nevertheless, the members of Responsible Investment team vote proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of Responsible Investment team and/or the Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, members of Responsible Investment team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsible Investment team who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.              PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1                               BOARD AND DIRECTOR PROPOSALS

1. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

2. Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

3. Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

4. Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

5. Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

6. Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

•                  We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues.

•                  We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

•                  We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

•                  We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.

•                  We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

•                  We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a.              Controlled Company Exemption                                                                                                             CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.              Voting for Director Nominees in a Contested Election                                                                      CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

7. Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. AB currently votes against the appointment of directors who occupy, or would occupy following the vote, 4 or more board seats for non-CEOs, 3 or more board seats for the sitting CEO of the company in question and 2 or more board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

8. Board Diversity	CASE-BY-CASE

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the U.S., California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as a part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy (“Rooney Rule”), assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. In addition, AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. This approach applies globally excluding Japan.

9. Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

10. Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

11. Majority of Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

12. Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.

13. Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

14. Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

15. Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

________

1          For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

2          Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

3.2                               COMPENSATION PROPOSALS

16. Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

17. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

18. Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

19. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

20. Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

21. Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

22. Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

23. Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

24. Executive and Employee Compensation Plans Policies and Reports	CASE-BY-CASE

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

•                Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

•                Compensation costs should be managed in the same way as any other expense;

•                Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

•                In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.

Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

25. Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

26. Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

27. Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

28. Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

29. Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

30. Submit Golden Parachutes / Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

31. Submit Golden Parachutes / Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

32. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3                               CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

33. Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

34. Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

35. Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

36. Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

37. Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

38. Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

39. Expensing Stock Options (SHP)	FOR

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS – international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

40. Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

41. Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions going beyond the standard “general corporate purposes” must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

42. Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

43. Multi Class Equity Structures	CASE-BY-CASE

The one share, one vote principle – stating that voting power should be proportional to an investor’s economic ownership – is generally preferred in order to hold the board accountable to shareholders. Multi-class structures, however, may be beneficial, for a period of time, allowing management to focus on longer-term value creation, which benefits all shareholders. In these instances, we evaluate proposals of share issuances to perpetuate the structure on a case-by-case basis and expect the company to attach provisions that will either eliminate or phase out existing multi-class vote structures when appropriate and in a cost-effective manner (often referred to as “Sunset Provisions), or require periodic shareholder reauthorization. We expect Board’s to routinely review existing multi-class vote structures and share their current view. If the above criteria is not met, we may vote against the board.

44. Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

45. Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

46. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

47. Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

48. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

49. Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4                               AUDITOR PROPOSALS

50. Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

51. Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

52. Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

53. Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

54. Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5                               SHAREHOLDER ACCESS AND VOTING PROPOSALS

55. A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage, as defined by the relevant company bylaws

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see  a potential abuse of the right based on the company’s current share ownership structure.

56. Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder

120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

57. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

58. Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

59. Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

60. Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

61. Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

62. Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

63. Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

64. Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

3.6                               ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

65. Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

66. Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities.

These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

67. Charitable Contributions (SHP) (MGMT)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68. Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

69. Genetically Altered or Engineered Food and Pesticides	(SHP) CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70. Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71. Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

72. Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

73. Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

74. Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

75. Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

76. Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

77. Work Place: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

78. Work Place: Gender Pay Equity (SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, statistics and rationale pertaining to changes in the size of the gap, recommended actions, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4.              CONFLICTS OF INTEREST

4.1  INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AllianceBernstein L.P. (“AB”) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on maximizing shareholder value and are not the product of a conflict.

4.2  ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy research services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3  DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

4.4  POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

•                  Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

•                  Publicly-traded companies that distribute AB mutual funds;

•                  Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

•                  Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

•                  Publicly-traded affiliated companies;

•                  Companies where an employee of AB or AXA Financial, Inc., a parent company of AB, has identified an interest;

•                  Any other conflict of which a Committee member becomes aware4.

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 4.5 below. We document all instances when the independent compliance officer determines our vote.

4.5  DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

•                  If our proposed vote is consistent with the Policy, no further review is necessary.

•                  If our proposed vote is contrary to the Policy, we would take the following steps:

o                   If our proposed vote is contrary to the Policy and our client’s recommended vote on the proposal is consistent with our fiduciary duty, no further review is necessary.

o                If our proposed vote is contrary to the Policy or is not covered by the Policy and is consistent with our client’s position and the views of our proxy research services vendor, no further review is necessary.

o                If our proposed vote is contrary to the Policy or is not covered herein, is consistent with our client’s recommended vote on the proposal and is contrary to the views of our proxy research service vendor, the vote will be presented to the Conflicts Officer. The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

In the event the firm’s ultimate vote is in conflict with the client’s recommended vote, we will treat the client as if it had chosen to direct its own proxy vote for that vote only.

3          From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

4          The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

4.6  REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

The Committee takes reasonable steps to verify that the proxy research service vendor to which we have a full-level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing proxy research service vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether the proxy research service vendor (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.7  CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Proxy Voting and Governance Policy would be implemented. A member of the Committee or one or more members of Responsible Investment team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8  A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the NYSE, the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.              VOTING TRANSPARENCY

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6.              RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. We maintain the vast majority of these records electronically. . If the local regulation requires that records are kept for more than five years, we will comply with the local regulation. We maintain the vast majority of these records electronically..

6.1  PROXY VOTING AND GOVERNANCE POLICY

The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website: https://www.alliancebernstein.com/abcom/web/linkedsite.aspx?key=ab.retail.proxyvoting.mf

6.2  PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3  RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

6.4  RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5  DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsible Investment team.

7.              PROXY VOTING PROCEDURES

7.1  VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A member of Responsible Investment team review the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Members of Responsible Investment team submit our voting decision.  the Proxy Manager submits our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2  SHARE BLOCKING

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3  LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.  For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

APPENDIX C

Ashmore

Proxy Voting Policy

Date: February 18, 2013

1                 Purpose

1.1       Subject to specific mandate restrictions, Ashmore Investment Management Limited (“Ashmore”) is generally responsible for voting proxies and taking decisions in connection with corporate actions (referred to herein as “proxies” or a “proxy”) with respect to equities, bonds, loans or other debt instruments (referred to herein as “Securities”) held by or held on behalf of the clients for which it serves as investment manager/adviser (“Clients”).

1.2       The purpose of this document is to provide appropriate information on Ashmore’s proxy voting policy.

2                 Scope

2.1       Ashmore will, at its discretion, apply its proxy voting policy for all Clients, which may include collective investment schemes, investment companies, limited partnerships and other investment funds and vehicles established by Ashmore (“Ashmore Funds”), and segregated institutional client accounts, white label accounts (public funds branded or co-branded in the name of a third party where the third party provides some or all of local infrastructure, marketing, compliance and regulatory framework), structured products, and other accounts established by third parties (“Segregated Accounts”).

2.2       Ashmore will apply its proxy voting policy in a manner that takes account of the different circumstances associated with its investment management duties and responsibilities or with any investment objectives, guidelines or restrictions applicable to a particular Client.

2.3       The following forms of proxy votes are typical (but not exhaustive) of those Ashmore is presented with:

•                   Debt — accelerations, exchanges and restructurings, corporate reorganisations, restructurings, events of default, accelerations, bankruptcy proceedings and buy backs;

•                   Equities — election of directors, ratification of auditors, management and director compensation, changes to capital structures, takeovers, mergers and corporate restructurings, social, environmental and corporate policy issues.

3                 Policy

3.1       Where Ashmore is given responsibility for proxy voting, it will take reasonable steps under the circumstances to ensure that proxies are voted in the best interests of its Clients. Protecting the financial interests of its Clients is the primary consideration for Ashmore in determining how to protect such interests. This generally means proxy voting with a view to enhancing the value of the securities held by or on behalf of Ashmore’s Clients, through maximising the value of securities, taken either individually or as a whole.

3.2       When considering how to vote a proxy, Ashmore will consider those factors that relate to a Client’s interests, primarily economic, which may result in it voting for a proposal, against a proposal, abstaining from voting or submitting pricing tenders or other commercial undertakings in respect of a proposal.

3.3       Ashmore may also refrain from voting in routine proxy voting issues such as ratification of auditors, particularly if the Ashmore Clients’ aggregate holdings in a particular company are not deemed material in the context of such a vote. For this purpose, “routine” proposals could typically include matters such as an uncontested election of directors, meeting formalities or the approval of an annual report or financial statement.

3.4       Ashmore’s standard form investment management agreement will provide that Ashmore is generally responsible for proxy voting unless the Client has specifically directed Ashmore to the contrary in writing.

4                 Conflicts of Interest

4.1       From time to time, proxy voting proposals may raise conflicts between the interests of Ashmore (including its employees, and/ or its affiliates) and its Clients.

4.2       Ashmore’s Compliance Department will take certain steps to determine whether such conflict is material and, if so, Ashmore will either vote in favour of the Client or manage the conflict in accordance with Ashmore’s conflicts of interest policy, which may include disclosure of such conflict to the Client for its prior approval as to Ashmore’s proposed vote. If the Client does not respond to such a request or declines the request, Ashmore shall abstain from voting the relevant securities.

4.3       If Ashmore is prohibited from disclosing such conflict to a Client (for example, due to confidentiality restrictions) Ashmore shall determine whether to vote in the Client’s interest or abstain from voting.

4.4       Routine proxy proposals shall be presumed not to involve a material conflict of interest for Ashmore, unless Ashmore’s Compliance Department has actual knowledge that a routine proposal should be treated differently.

5                 Specific Client Instructions

5.1       Where, under any circumstances, a Client provides Ashmore with specific voting instructions, Ashmore will vote in accordance with those specific instructions, and will not vote in accordance with this policy.

5.2       Where a Client’s instructions do not relate to all matters to be voted upon, Ashmore will continue to apply its proxy voting policy to those matters not covered by such specific instructions.

5.3       Clients should be aware that providing specific instructions to Ashmore in relation to a particular matter may prevent Ashmore from taking the steps set out in its proxy voting policy to obtain the best possible result in respect of the matters covered by those instructions.

5.4       Ashmore will accept no responsibility in connection with proxy voting matters which it has received no notice of, or has not received timely notice of from a Client’s custodian or relevant service provider responsible for the holding of its Securities.

6                 Monitoring and Review

6.1       Ashmore will monitor the effectiveness of its proxy voting policy on a regular basis, and, where appropriate, correct any deficiencies.

6.2       Any changes to this proxy voting policy must be approved by the Compliance Officer, and Ashmore’s Risk and Compliance Committee.

7                 Operational Guidelines

7.1       In circumstances where Ashmore has been advised of a requirement for a proxy vote relating to a Security held by or on behalf of a Client, the following guidelines will be adopted.

7.2       All proxy votes will be received in, logged and responded to by Ashmore’s Transaction Processing team using ‘ProxyExchange’, a web portal for voting in AGM’s and EGM’s administered by Risk Metrics Group. ProxyExchange keeps a record of the vote made or decision not to vote, as the case may be, or other action in response thereto.

7.3       The requirement for a proxy vote will be advised by the Transaction Processing team to the Ashmore Portfolio Manager who has primary responsibility for the Security in question, and who will instruct the Transaction Processing team how to respond. In the absence of the primary Portfolio Manager, it will be referred to the secondary responsible Portfolio Manager.

7.4       It is the responsibility of the Portfolio Manager to determine whether or not to raise a proposal with Ashmore’s Investment Committee for discussion and recommendation. This may be the regular weekly Investment Committee meeting or, in relevant circumstances (e.g. a short deadline for response), a quorum of the Investment Committee members who are in the office at the relevant time. Matters referred to the Investment Committee will also be noted in the Investment Committee’s minutes.

7.5       Furthermore, it is the responsibility of the Portfolio Manager to determine whether or not a matter related to a required proxy vote requires review and input from Ashmore’s Legal and Transaction Processing and/or Compliance departments.

7.6       It is also the responsibility of the Portfolio Manager to determine whether or not discuss a corporate action with other market participants, issuers and agents, but Ashmore will not disclose how it intends to vote on any particular proxy proposal without the advance approval of Ashmore’s Compliance Department. This does not restrict communications in the ordinary course of business with custodians or other agents of Ashmore’s Clients.

APPENDIX D

BlackRock

(Updated January 2020)

Introduction to BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.

Philosophy on corporate governance

BlackRock’s Investment Stewardship (“BIS”) activities are focused on maximizing long-term value for our clients. BIS does this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.

Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.

We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of our clients and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•                   Boards and directors

•                   Auditors and audit-related issues

•                   Capital structure, mergers, asset sales and other special transactions

•                   Compensation and benefits

•                   Environmental and social issues

•                   General corporate governance matters and shareholder protections

At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long-term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the challenges and opportunities that investee companies are facing and their governance structures. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

BlackRock’s engagements emphasize direct dialogue with corporate leadership on the governance issues identified in these principles that have a material impact on financial performance. These engagements enable us to case informed votes aligned with clients’ long-term economic interest. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•                   establishing an appropriate corporate governance structure;

•                 supporting and overseeing management in setting long-term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred;

•                   ensuring the integrity of financial statements;

•                   making independent decisions regarding mergers, acquisitions and disposals;

•                   establishing appropriate executive compensation structures;

•                 addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members. We believe that when a company is not effectively addressing a material issue, its directors should be held accountable.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

•                   current or former employment at the company or a subsidiary within the past several years;

•                   being, or representing, a shareholder with a substantial shareholding in the company;

•                   interlocking directorships;

•                   having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.

Auditors and audit-related issues

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

BlackRock recognizes the critical importance of financial statements which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.

We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.

Compensation and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Environmental and social issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.

BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry-specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification processes in place should also be disclosed and discussed in this context.

BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:

1)    publish a disclosure in line with industry-specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and

2)             disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.

See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.

We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.

We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues.

We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the company’s disclosures and the nature of our engagement with the company on the issue over time, including whether:

•                  The company has already taken sufficient steps to address the concern

•                  The company is in the process of actively implementing a response

•                There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal

We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.

Climate Risk

Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long-term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.

Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time.  In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures.  In these instances, we may not support the proposal, but may vote against the election of relevant directors.

General corporate governance matters and shareholder protections

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s oversight of its investment stewardship activities

Oversight

We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.

BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.

Vote execution

We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures

BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•                   BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•                   BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•                   BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•                   Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•                   Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•                   BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•                   Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.

•                   Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.

•                   Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines

The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.

APPENDIX E

Boston Partners

PROXY VOTING POLICIES AND PROCEDURES

Effective March 2020

Boston Partners Global Investors, Inc. (“Boston Partners”) is an Investment Adviser comprised of two divisions, Boston Partners and Weiss, Peck & Greer Partners (“WPG”). Boston Partners’ Governance Committee (the “Committee”) is comprised of representatives from portfolio management, securities analyst, product specialist, relationship management, sustainability and engagement, and compliance teams. The Committee is responsible for administering and overseeing Boston Partners’ proxy voting process.  The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually.  In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process.  Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.

To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser.  ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies.  While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions.  ISS also provides recordkeeping and vote-reporting services.

How Boston Partners Votes

For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome.

Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year.

The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments.  This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’ Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship.  If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question.

Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from those Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients.

Conflicts

Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies.  However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances or its Proxy Voting Policies may not address certain proxy voting proposals.  If a member of Boston Partners’ research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients.  In summary, these procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written document of the economic rationale supporting the request.  The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent.  Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present.  If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Oversight

Meetings and upcoming votes are reviewed by the Committee Secretary. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’ recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically.

Disclosures

A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account is available upon request from your Boston Partners relationship manager.  For general inquiries, contact (617) 832-8153.

APPENDIX F

Cadence

Statement of Policies and Procedures for Proxy Voting

January 9, 2019

Proxies are assets of Cadence’s Clients that must be voted with diligence, care, and loyalty. Cadence will vote each proxy in accordance with its fiduciary duty to its Clients. Cadence will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Cadence will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities.

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of Cadence’s Chief Compliance Officer to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, Cadence’s Chief Compliance Officer shall designate an employee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Voting Designee”).

Cadence has retained ISS Governance Services (“ISS”) to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The Proxy Voting Designee manages Cadence’s relationship with ISS. The Proxy Voting Designee ensures that ISS votes all proxies according to Clients’ specific instructions and Cadence’s general guidance.

Cadence’s Chief Compliance Officer or her designee shall also review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third-party services.

Absent specific Client instructions, Cadence has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•                   Cadence has adopted ISS’s Voting Guidelines (the “Voting Guidelines”). The Voting Guidelines address routine as well as significant matters commonly encountered. The Voting Guidelines permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

•                   Cadence may instruct ISS to vote in a manner that is inconsistent with the Voting Guidelines or ISS’s recommendation upon a client’s request. Investment professionals deviating from these recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the Employee and Cadence are not conflicted in making the chosen voting decision.

•                   Cadence will not neglect its proxy voting responsibilities, but it may review various criteria associated with voting proxies and evaluate the expected benefit to our clients when making an overall determination on how or whether to vote a proxy. In addition, Cadence may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: (1) securities that have been lent by the custodian; (2) proxy statements and ballots that are written in a foreign language; (3) untimely notice of a shareholder meeting; (4) requirements to vote proxies in person; (5) restrictions on foreign investors’ ability to exercise votes; (6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

•                   Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, Cadence believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required Cadence generally abstains from voting.

•                   ISS will retain the following information in connection with each proxy vote and provide it to Cadence upon request and at least annually for each client:

o   The Issuer’s name;

o   The security’s ticker symbol or CUSIP, as applicable;

o   The shareholder meeting date;

o   The number of shares that Cadence voted;

o   A brief identification of the matter voted on;

o   Whether the matter was proposed by the Issuer or a security-holder;

o   Whether Cadence cast a vote;

o   How Cadence cast its vote (for the proposal, against the proposal, or abstain); and

o   Whether Cadence cast its vote with or against management.

•                   The Proxy Voting Designee is also responsible to retain a log describing the resolution of any conflicts of interest between Cadence and its clients. Such log should provide adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

•                   If Cadence votes the same proxy in two directions, the Proxy Voting Designee will maintain documentation describing the reasons for each vote (e.g., Cadence believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

•                   Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

•                   Proxies received after a Client terminates its advisory relationship with Cadence will not be voted. The Proxy Voting Designee will promptly return such proxies to the sender, along with a statement indicating that Cadence’s advisory relationship with the Client has terminated, and that future proxies should not be sent to Cadence.

•                   Paragraph (c)(2) of Rule 204-2 under the Advisers Act requires Cadence to maintain certain books and records associated with its proxy voting policies and procedures. Cadence’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Proxy Voting Designee will ensure that Cadence complies with all applicable recordkeeping requirements associated with proxy vote.

APPENDIX G

ClearBridge

Proxy Voting Policies and Procedures

(Amended as of March 2020)

I.     TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II.    GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles.  Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage.  We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.  HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions.  In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position.  In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above.  In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above.  We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations.  The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider.  If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams.  Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

IV.  CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.    Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.              ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.              ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.              As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units.  As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.              A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel.  ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.            Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.              ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention.  The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time.  The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.              All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution.  A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.              The Proxy Committee will determine whether a conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.              If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.              If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•                                          disclosing the conflict to clients and obtaining their consent before voting;

•                                          suggesting to clients that they engage another party to vote the proxy on their behalf;

•                                          in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•                                          such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.            Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.    VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted.  There may be occasions when different investment teams vote differently on the same issue.  In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.            Election of Directors

1.              Voting on Director Nominees in Uncontested Elections.

a.                                      We withhold our vote from a director nominee who:

•                attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•                  received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•                  is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

•                  is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

•                  is a member of the company’s nominating committee and there are no women on the board (or currently proposed for election to the board).

b.                                      We vote for all other director nominees.

2.              Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons.  We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•                                          Designation of a lead director

•                                          Majority of independent directors (supermajority)

•                                          All independent key committees

•                                          Size of the company (based on market capitalization)

•                                          Established governance guidelines

•                                          Company performance

3.     Majority of Independent Directors

a.                                      We vote for shareholder proposals that request that the board be comprised of a majority of independent directors.  Generally that would require that the director have no connection to the company other than the board seat.  In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following:  whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.                                      We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.     Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.     Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.     Director and Officer Indemnification and Liability Protection

a.                                      Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.                                      We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.                                       We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.                                      We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.     Director Qualifications

a.                                      We vote case-by-case on proposals that establish or amend director qualifications.  Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.             We vote against shareholder proposals requiring two candidates per board seat.

B.            Proxy Contests

1.              Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.              Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.            Auditors

1.              Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.              Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.              Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.              Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.            Proxy Contest Defenses

1.              Board Structure: Staggered vs. Annual Elections

a.              We vote against proposals to classify the board.

b.              We vote for proposals to repeal classified boards and to elect all directors annually.

2.              Shareholder Ability to Remove Directors

a.              We vote against proposals that provide that directors may be removed only for cause.

b.              We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.               We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.              We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.              Cumulative Voting

a.              If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.              If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.               If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.              Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.              Shareholder Ability to Call Special Meetings

a.              We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.              We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.              Shareholder Ability to Act by Written Consent

a.              We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.              We vote for proposals to allow or make easier shareholder action by written consent.

7.              Shareholder Ability to Alter the Size of the Board

a.              We vote for proposals that seek to fix the size of the board.

b.              We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.              Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.              Amendment of By-Laws

a.              We vote against proposals giving the board exclusive authority to amend the by-laws.

b.              We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.       Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•                   shareholder rights are protected;

•                   there is negligible or positive impact on shareholder value;

•                   management provides adequate reasons for the amendments; and

•                   the company is required to do so by law (if applicable).

E.            Tender Offer Defenses

1.              Poison Pills

a.              We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.              We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.               We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.              Fair Price Provisions

a.              We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.              We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.              Greenmail

a.              We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.              We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.              Unequal Voting Rights

a.              We vote against dual class exchange offers.

b.              We vote against dual class re-capitalization.

5.              Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.              We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.              We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.              Supermajority Shareholder Vote Requirement to Approve Mergers

a.              We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.              We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.              White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.        Miscellaneous Governance Provisions

1.              Confidential Voting

a.              We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.              We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.              Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.              Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.              Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.              Other Business

We vote for proposals that seek to bring forth other business matters.

6.              Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.              Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.           Capital Structure

1.              Common Stock Authorization

a.              We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.              Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•                   Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•                   The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.               We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.              Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.              Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.              Blank Check Preferred Stock

a.              We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.              We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.               We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.              We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.              Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.              Preemptive Rights

a.              We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•                  Size of the Company.

•                  Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•                  Percentage of the rights offering (rule of thumb less than 5%).

b.              We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.              Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.              Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.              Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•                  It is intended for financing purposes with minimal or no dilution to current shareholders

•                  It is not designed to preserve the voting power of an insider or significant shareholder

10.       Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.       Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.       Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.           Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.              OBRA-Related Compensation Proposals

a.              Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.              Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.               Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.              Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.              Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.              Shareholder Proposals to Limit Executive and Director Pay

a.              We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.              We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

4.    Reports to Assess the Feasibility of including Sustainability as Performance Metrice

We vote in favor of non-binding proposals for reports on the feasibility of including sustainability as a performance metric for senior executive compensation.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•                   Compensation committee comprised of independent outside directors

•                   Maximum award limits

•                   Repricing without shareholder approval prohibited

•                   3-year average burn rate for company

•                   Plan administrator has authority to accelerate the vesting of awards

•                   Shares under the plan subject to performance criteria

5.              Golden Parachutes

a.              We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.              We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.              Golden Coffins

a.              We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.              We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.              Anti Tax Gross-up Policy

a.              We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.              We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.              Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.              Employee Stock Purchase Plans

a.              We vote for qualified plans where all of the following apply:

•                   The purchase price is at least 85 percent of fair market value

•                   The offering period is 27 months or less

•                   The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.              We vote for non-qualified plans where all of the following apply:

•                   All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•                   There are limits on employee contribution (ex: fixed dollar amount)

•                   There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•                   There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.       401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.       Stock Compensation Plans

a.              We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.              We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.       Directors Retirement Plans

a.              We vote against retirement plans for non-employee directors.

b.              We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.       Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

14.       Shareholder Proposals Regarding Executive and Director Pay

a.              We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.              We vote against shareholder proposals requiring director fees be paid in stock only.

c.    We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.

d.              We vote for shareholder proposals to put option repricing to a shareholder vote.

e.               We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

f.                We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

g.               We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.       Management Proposals on Executive Compensation

a.              For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•                   Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•                   Performance metrics for short- and long-term incentive programs

•                   CEO pay relative to company performance (is there a misalignment)

•                   Tax gross-ups to senior executives

•                   Change-in-control arrangements

•                   Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.              We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16.       Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•                   While employed and/or for one to two years following the termination of their employment; or

•                   For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•                   Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•                   Actual stock ownership of the company’s named executive officers

•                   Policies aimed at mitigating risk taking by senior executives

•                   Pay practices at the company that we deem problematic

I.                State/Country of Incorporation

1.              Voting on State Takeover Statutes

a.              We vote for proposals to opt out of state freeze-out provisions.

b.              We vote for proposals to opt out of state disgorgement provisions.

2.              Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc.); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.              Control Share Acquisition Provisions

a.              We vote against proposals to amend the charter to include control share acquisition provisions.

b.              We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.               We vote for proposals to restore voting rights to the control shares.

d.              We vote for proposals to opt out of control share cashout statutes.

J.              Mergers and Corporate Restructuring

1.              Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.              Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.              Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.              Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.              Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.              Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.              Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.              Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.              Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.           Social and Environmental Issues

When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1.        Sustainability Reporting

a.                                      We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;

b.                                      We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report.  All others will be decided on a case-by-case basis.

2.        Diversity & Equality

a.                                      We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;

b.                                      We vote for proposals requesting comprehensive disclosure on board diversity if the frequency is no more than once a year;

c.                                       We vote for proposals requesting comprehensive disclosure on employee diversity if the frequency is no more than once a year;

d.                                      We vote for proposals requesting comprehensive reports on gender pay disparity if the frequency is no more than once a year;

e.                                       We vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

3.        As a firm, we strongly support E&S proposals.  However, due to significantly divergent approaches and a lack of consistency in wording for many of these proposals, we will vote a case by case basis for the following types of proposals:

a.                                    Climate proposals seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;

b.                                    Climate proposals requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

c.                                     Climate proposals seeking company disclosure on GHG reduction targets and/or goals;

d.                                    Animal welfare policies;

e.                                     Human rights and company policies;

f.                                      Operations in high-risk or sensitive areas;

g.                                     Product integrity and marketing.

L.       Miscellaneous

1.              Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.              Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions if the frequency is no more than annual.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•                Does the company have a political contributions policy publicly available

•                How extensive is the disclosure on these documents

•                What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•                Does the company provide information on its trade association expenditures

•                Total amount of political expenditure by the company in recent history

3.              Operational Items

a.              We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.              We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.               We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.              We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.               We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.                We vote against proposals to approve other business when it appears as voting item.

4.              Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of a quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  regulatory filings

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.              Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.              Stock (Scrip) Dividend Alternatives

a.              We vote for most stock (scrip) dividend proposals.

b.              We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth herein will be reviewed annually and may be changed from time to time by ClearBridge in its sole discretion.

VI.  OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.    Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B     Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.       RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•                  a copy of these policies and procedures;

•                  a copy of each proxy form (as voted);

•                  a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•                  documentation relating to the identification and resolution of conflicts of interest;

•                  any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•                  a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

APPENDIX H

DFA

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Dimensional Fund Advisors LP (“DFA” or “Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”), Dimensional Fund Advisors Pte. Ltd. (“DFAP”), Dimensional Japan Ltd. (“DFAJ”) and Dimensional Ireland Limited (“DIL”) (Dimensional, DFAL, DFAA, DFAP, DFAJ and DIL are collectively referred to as the “Advisors”). DFAL and DFAA are also registered as investment advisers under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

The Advisors may take social concerns into account when voting proxies for socially screened portfolios and accounts and may take environmental concerns into account when voting proxies for sustainability screened portfolios and accounts, as further described in the Guidelines. The Advisors may also take social or environmental concerns into account when voting proxies for other portfolios and accounts that do not have social or sustainability screens if the Advisors believe that a social or environmental issue may have material economic ramifications for shareholders, also as further described in the Guidelines.

The Advisors have retained certain third party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. The Advisors use commercially reasonable efforts to oversee any directed delegation to Proxy Advisory Firms, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Corporate Governance Committee (as defined below) will consider whether the Proxy Advisory Firm: (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in consideration of the best interests of the Advisors’ clients. Such considerations may include some or all of the following: (i) periodic sampling of votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed, (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors, (iii) a review of the

Proxy Advisory Firm’s policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting the Proxy Advisory Firm to notify the Advisors if there is a change in the Proxy Advisory Firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor typically will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will seek to instruct such vote on the client’s proxies pursuant to the client’s guidelines.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income to unrelated objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

Generally, the Advisors do not intend to invest to seek to change or influence control of a company and do not intend to engage in shareholder activism with respect to a pending vote. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Committee (or its delegee) may listen to such party and discuss this Policy with such party.

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.1 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures2. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.

Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of an Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted typically should not be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of Institutional Shareholder Services, Inc., a Proxy Advisory Firm “ISS”)), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

1         As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated that it “recognizes that in some special cases voting proxies may involve out of the ordinary costs or unusual requirements, for example in the case of voting proxies on shares of certain foreign corporations. Thus, in such cases, a fiduciary should consider whether the plan’s vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan’s investment that warrants the additional cost of voting.” See Preamble to Department of Labor Interpretive Bulletin 2016-1, 81 FR 95883 (December 29, 2016).

2         If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries, the Advisor will presume, in making its determinations, that the costs incurred by the client for voting those proxies are similar to those incurred by voting for a Dimensional Investment Company.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

APPENDIX I

Franklin

Proxy Voting Policies & Procedures

An SEC Compliance Rule Policy and Procedures*

(As of March 2020)

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting

*        Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation will result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a custom voting policy, and other factors.

For certain account types, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine, consistent with the best interest of its clients, to instruct the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

•                  certain separate accounts; and

•                  funds (or a portion thereof) that follow a smart beta strategy, are passively managed to track a particular securities index, or employ a quantitative strategy.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, conflicts of interest can arise in situations where:

1.              The issuer is a client1 of the Investment Manager or its affiliates;

2.              The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates; 2

3.              The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank); 3

4.              The issuer is a significant executing broker dealer; 4

5.              An Access Person5 of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.              A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member6 of such director or trustee, also serves as an officer or director of the issuer; or

7.              The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

1   For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”

2   The top 50 vendors will be considered to present a potential conflict of interest.

3   The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest, including insurance companies that have entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust.

4   The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

5   “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6          The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of the non-affiliated fund, then the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’Investissement à capital variable  (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors:  The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors:  The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation:  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues:  The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure:  The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring:  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues:  The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies,” found at Responsible Investing, describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

Shareholder Proposals:  The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters:  The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: The Investment Manager will consider shareholder proxy access proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the responsiveness of management, the intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance:  The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where:

(i)        a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.              The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.              All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.              The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

4.              In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.              The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.              After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.              The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.              With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.              The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.       If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.       The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.       The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with legal staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.

13.       The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.  The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15.       The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.       The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.       The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.       The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.  At least annually, the Proxy Group will verify that:

a.                   A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.                   A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.                    Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.                   Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Australian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleon.com.au no later than September 30 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients.  The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

APPENDIX J

Invesco

Policy Statement on Global Corporate Governance and Proxy Voting

December 2019

I.                                        Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.                                   Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.                              Proxy Voting for Certain Fixed Income, Money Market, Index and Legacy OppenheimerFunds Accounts

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), and by accounts managed by legacy OppenheimerFunds investment teams (“legacy accounts”), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies and legacy accounts (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies (other than legacy OppenheimerFunds investment teams), which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies and legacy accounts will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.

IV.                               Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best interest of clients, applying them to vote client proxies should, in most instances, resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1  Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund as required by federal securities law or any exemption therefrom. Additionally, Invesco or its Funds may vote proportionally in other cases where required by law.

V.                                    Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

1  Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

VI.                               Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of ESG. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams annually communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Global Head of ESG and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.                          Non-Votes

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Such circumstances could include, for example:

•                                          If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities;

•                                          In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security; or

•                                          Some companies require a representative to attend meetings in person to vote a proxy. Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a proxy.

In addition, there may be instances in which Invesco is unable to vote all its clients’ proxies despite using commercially reasonable efforts to do so. For example, Invesco may not receive proxy materials from the relevant fund or client custodian with enough time and information to make an informed independent voting decision. In other cases, voting may not be practicable due to operational limitations. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.

VIII.                     Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV.  Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company’s business and will generally support a board’s discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are “bundled” or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A.            Shareholder Access and Treatment of Shareholder Proposals — General

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model.  Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.   Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

•                                          Gender pay gap proposals

•                                          Political contributions disclosure/political lobbying disclosure/political activities and action

•                                          Data security, privacy, and internet issues

•                                          Report on climate change/climate change action

•                                          Gender diversity on boards

C.   Capitalization Structure Issues

i.           Stock Issuances

Invesco generally supports a board’s proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.        Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.     Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.  Corporate Governance Issues

i. General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

•                                          Adopt proxy access right

•                                          Require independent board chairperson

•                                          Provide right to shareholders to call special meetings

•                                          Provide right to act by written consent

•                                          Submit shareholder rights plan (poison pill) to shareholder vote

•                                          Reduce supermajority vote requirement

•                                          Remove antitakeover provisions

•                                          Declassify the board of directors

•                                          Require a majority vote for election of directors

•                                          Require majority of independent directors on the board

•                                          Approve executive appointment

•                                          Adopt exclusive forum provision

Invesco generally supports a board’s discretion to amend a company’s articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company’s articles if any of the proposed amendments would limit shareholders’ rights or there is insufficient information to decide about the nature of the proposal.

ii. Board of Directors

1.               Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least most independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.               Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•                                          Long-term financial performance of the company relative to its industry

•                                          Management’s track record

•                                          Background to the proxy contest

•                                          Qualifications of director nominees (both slates)

•                                          Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•                                          Stock ownership positions in the company

3.               Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director “overboarding” (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company’s performance and the interest of its shareholders. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors (“overboarding”). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO’s own company, excluding the boards of majority-

owned subsidiaries of the parent company.

4.               Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.

5.               Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board’s discretion regarding proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.               Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

•                                          a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties

•                                          a majority of independent directors

•                                          completely independent key committees

•                                          committee chairpersons nominated by the independent directors

•                                          CEO performance reviewed annually by a committee of independent directors

•              established governance guidelines

7.               Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.               Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.               Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.            Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii. Audit Committees and Auditors

1.             Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.             Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.             Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.  Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i.                 Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.              Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.           Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv.          Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case by case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v.             “Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.           Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.  Anti-Takeover Defenses

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

•                                          Provide right to act by written consent

•                                          Provide right to call special meetings

•                                          Adopt fair price provision

•                                          Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company’s corporate form or to “go dark” (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

Invesco will generally support proposals that ask the board to consider non shareholder constituencies or other non financial effects when evaluating a merger or business combination.

APPENDIX K

Ivy

PROXY VOTING POLICIES

(Dated: January 2019)

1.              GENERAL POLICY STATEMENT

It is the policy of Ivy Investment Management Company (“Ivy”) (hereinafter referred to as the “Investment Manager”) to vote each proxy solicited by security issuers through Institutional Shareholder Services (herein after referred to as “Service Provider”), according to the policies set forth herein.  The Investment Manager strives to vote each proxy issue in the best interest of the client and/or the client’s plan participants.  The Investment Manager has provided these proxy policies to its Service Provider who will vote each proxy accordingly.  If a proxy is received by the Investment Manager or its Service Provider that is not specifically covered by the policies herein, the Investment Manager will receive notice from the Service Provider of the issue and the Investment Manager will review the proxy and attempt to supply the Service Provider with voting instructions.  If, however, the Service Provider does not receive any instructions back from the Investment Manager before the vote deadline, the Service Provider has standing instructions to vote the proxy in the direction favored by Management.

These policies do not apply to any client that explicitly retains authority and discretion to vote its own proxies or had delegated such authority and discretion to a third party.  All proxies received will, whenever possible, be voted and transmitted by means necessary to ensure timely receipt by the tabulating agent prior to the annual or special meeting of shareholders.  It is the general policy of the Investment Manager to vote on all matters presented to security holders in any proxy, but the Investment Manager reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in its judgment, the costs associated with voting such proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients.  Voting proxies with respect to shares of foreign securities may be significantly more difficult than with respect to domestic securities, for instance, there may be situations in which the Investment Manager cannot process proxies where a meeting notice was received too late or where the Investment Manager has not received adequate information from the company to make an informed decision.

An annual report to the client and/or trustees of any plan client regarding proxies voted on shares held in that plan’s investment portfolio will be provided upon request within three business days of such request.  Written records of all proxies received and a copy of any report made to trustees will be maintained in client files.  In addition, a record of each client’s written request for copies of their respective proxy voting records and the Investment Manager’s written response to any written or oral request will be kept by the Investment Manager.

The Investment Manager welcomes inquiries and input on any specific proxy issue of concern to any client, the trustees of any client plan or their authorized representatives.

The following state the general policies of the Investment Manager; however, exceptions to the policies may be deemed appropriate.

2.              EXCLUSIVE BENEFIT – PROXY VOTING FOR FIDUCIARY SHAREHOLDERS

It is the Investment Manager’s responsibility to vote proxy issues solely in the best interests of the clients to whom it has a fiduciary responsibility.  In doing so, it is the Investment Manager’s policy to consider the economic cost or benefit to the clients as investors.  For client accounts subject to the Employee Retirement Income Security Act of 1974 (‘ERISA”) for which it votes proxies, the Investment Manager shall not subordinate the interests of an ERISA plan’s participants and beneficiaries in their retirement income to unrelated objectives. The role of shareholders in corporate governance is typically limited.  A majority of the decisions regarding the daily operations and business strategies of most corporations, including the businesses in which the corporation is engaged, the manner and means in which the corporation chooses to do business, and the determination of the users of its products and services, should primarily be left to management’s discretion.  It is the Investment Manager’s policy that the shareholder should become involved with these matters only when management has failed and the corporation’s performance has suffered, or to protect the rights of shareholders to act.

Some shareholders use the proxy voting process as a platform to reflect political, moral or religious beliefs.  Although the Investment Manager may share the beliefs expressed by means of these proposals, as fiduciaries charged with investing for the exclusive benefit of the clients the Investment Manager serves, as a practical matter, it is impossible for the Investment Manager’s decisions in these matters to reflect the divergent views of  a plan’s  participants.  Further, ERISA’s prudence and exclusive purpose requirements preclude the use of plan assets to further policy or political issues through proxy resolutions that have no connection to enhancing the economic value of a plan’s investment in a corporation. For the foregoing reasons the Investment Manager generally restricts its consideration of a proposal to the economic viewpoint and the effect of the proposal on share value.

The above notwithstanding, it is not the Investment Manager’s intent to consider only the immediate impact of each proposal on the corporation’s bottom line.  For example, corporations would save money by not having independent directors, who must be compensated.  It is clear, however, that it is in the best interest of shareholders to have their interests represented by directors independent of management.  Consequently, the Investment Manager recognizes that, while economic factors are of material concern, other considerations may in some cases be of equal or greater importance with respect to the security of shareholders’ investments over the longer term.

The following are the general proxy voting policies for clients of the Investment Manager.  The policies are intended to be guidelines only and each vote will be analyzed based upon all relevant factors; therefore, a vote may vary from the guidelines from time to time.

3.              CONFLICTS OF INTEREST BETWEEN THE INVESTMENT MANAGER AND ITS CLIENTS

The Investment Manager will use the following three-step process to identify and address conflicts of interest:

(1)         The Investment Manager will attempt to identify any potential conflicts of interest;

(2)         The Investment Manager will then determine if the conflict as identified is material; and

(3)         The Investment Manager will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of clients and are not the product of a material conflict.

I.                Identifying Conflicts of Interest

The Investment Manager will evaluate the nature of its relationships to assess which, if any, might place the interests of the Investment Manager, as well as those of its affiliates, in conflict with those of the client or the fund’s shareholders on a proxy voting matter.  The Investment Manager will review the following three general categories with respect to any proxy voting matter to determine if there is a conflict:

•                  Business Relationships – The Investment Manager will review any matter for a material conflict where it (or an affiliate) manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it (or an affiliate) is actively soliciting any such business from a company; or if the Investment Manager has determined that it (or an affiliate) otherwise has a similar significant relationship with a third party.

•                  Personal Relationships – The Investment Manager will review any matter where it (or an affiliate) has a personal relationship with the issuer’s management or other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•                  Familial Relationships – The Investment Manager will review any matter where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists. Any person with knowledge of a potential conflict of interest of the Investment Manager (or an affiliate) for a particular item shall disclose that conflict to the Director of Research of the Investment Manager.  Any person with a known potential conflict of interest for a particular item shall disclose that conflict to the Director of Research and otherwise remove himself or herself from the proxy voting process with respect to that item.  The Investment Manager or the Director of Research will also review all known relationships of portfolio managers and senior management for potential conflicts.  The Investment Manager will designate an individual or committee to review all proxies to be voted by the Investment Manager on behalf of a client and identify any potential conflicts of interest on an ongoing basis.

II.           Determining “Material Conflicts”

The Investment Manager will review each relationship identified as having a potential conflict based on the individual facts and circumstances.   For purposes of this review, the Investment Manager will determine materiality based on the reasonable likelihood that the relationship, in the particular context, would be viewed as important by the average shareholder.

III.      Procedures to Address Material Conflicts

The Investment Manager will use one or more of the following methods to vote proxies that have been determined to present a “Material Conflict.”

•                  Use a Proxy Voting Service for Specific Proposals –  As a primary means of voting proxies where there is a Material Conflict if no client direction is provided, the Investment Manager will vote per the recommendation of an independent proxy voting service Risk Metrics or another independent third party if a recommendation from Risk Metrics is unavailable).

•                  Client directed – If the Material Conflict arises on a proxy to be voted for a third-party account and the client provides voting instructions on a particular vote, the Investment Manager will vote according to the directions provided by the client.

•                  Use a Predetermined Voting Policy – If no directives are provided by an independent proxy voting service or, alternatively, by the client, the Investment Manager may vote Material Conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter.  If the issue involves a Material Conflict and the Investment Manager uses this method, the Investment Manager will not be permitted to vary from the established Voting Policies established herein.

•                  Seek Client or Board Guidance – Finally, if the Material Conflict does not fall within one of the situations referenced above, the Investment Manager may seek guidance from the client or the fund’s board of directors on voting the proxy for such matters.  Under this method, the Investment Manager will disclose the nature of the conflict to the client or the fund board (or a committee of the board of directors consisting primarily of disinterested directors and to whom authority to direct proxy voting has been delegated) and obtain consent or direction to vote the proxies.

APPENDIX L

Janus

Proxy Voting Procedures

March 2020

The following represents the Proxy Voting Procedures (“Procedures”) for Janus Capital Management LLC (“Janus”) and Perkins Investment Management LLC (each, an “Adviser,” and together, the “Advisers”) with respect to the voting of proxies on behalf of all accounts for which they have voting authority, including mutual funds and exchange-traded funds (“ETFs”). Any accounts advised by the Advisers through participating affiliate agreements with other entities in Janus Henderson Group plc are subject to these Procedures except as otherwise set forth in Annex A.

Where the Advisers have been provided voting discretion, the Advisers seek to vote proxies in the best interest of their clients.1 Subject to specific provisions in a client’s account documentation related to exception voting, the Advisers only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Advisers’ Proxy Voting Guidelines (the “Guidelines”); 2) the Institutional Shareholder Services Inc. (ISS) (the “Proxy Voting Service”) Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines (the “Taft-Hartley Guidelines”).

The Advisers have adopted these Procedures and the Guidelines to ensure that proxies are voted in the best interest of clients, without regard to any relationship that the Advisers or any affiliated person of the Advisers may have with the issuer or personnel of the issuer.

Roles and Responsibilities

Proxy Voting Committee. The Janus Henderson Proxy Voting Committee (the “Committee”) develops the Advisers’ positions on all major corporate issues, manages conflicts of interest related to proxy voting and oversees the voting process generally. The Committee is comprised of representatives from the Office of the Treasurer, Operations Control, Compliance, as well as the Governance and Responsible Investing team (the “GRI Team”) and equity portfolio management who provide input on behalf of Investments. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. The Committee reviews and approves the Guidelines and Procedures on an annual basis.

In reviewing the Guidelines and Procedures, the Committee reviews the Advisers’ proxy voting record over the prior year, including exceptions to the Guidelines directed by relevant portfolio managers, assistant portfolio managers, and analysts (together, “Portfolio Management”), to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Investments on such changes. Once the Committee approves changes to the Guidelines, they are distributed to Operations Control and the Proxy Voting Service for implementation. The Committee provides oversight of the proxy voting process, including by reviewing results of diligence on the Proxy Voting Service.

Portfolio Management. Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the portfolios they manage. While the Committee establishes the Guidelines and Procedures and serves as a resource for Portfolio Management, it does not have authority to direct votes for any client or account except as set forth in Procedures for Addressing Conflicts of Interest below. While Portfolio Management generally votes consistently with the Guidelines, there may be instances where they may choose to vote contrary to the Guidelines. In those circumstances and as otherwise specified herein, Portfolio Management is required to provide a sufficient written rationale for their vote. In many cases, a security may be held by accounts managed by multiple portfolio managers. While the Advisers generally cast votes consistently across accounts they manage, they may vote differently on the same matters in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach multiple conclusions as to what is in the best interests of different clients depending on the account’s investment strategy or its objectives.

1On behalf of accounts subject to ERISA, the Advisers will vote all proxies for shares for which it has investment discretion unless the power to vote such shares has been expressly retained by the appointing fiduciary in the investment management agreement. The Advisers recognize that the exercise of voting rights on securities held by ERISA plans is a fiduciary duty that must be exercised with care, skill, prudence and diligence. As such, where the Advisers have voting responsibility for ERISA plans, they will vote proxies solely in the best interest of the participants and beneficiaries of such plans.

Operations Control. Operations Control is responsible for administering the proxy voting process as set forth in these Procedures, the Guidelines, and as applicable, the ISS Benchmark Policy and the Taft-Hartley Guidelines. The proxy administrator in Operations Control (the “Proxy Administrator”) works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to the Guidelines.

The Proxy Voting Service. The Advisers have engaged the Proxy Voting Service to assist in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. The Proxy Voting Service also provides research services relating to proxy issues. In addition, the Proxy Voting Service is responsible for submitting the Advisers’ votes in accordance with the Guidelines or as otherwise instructed by the Advisers and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to the Advisers upon request.

While the Advisers take into consideration the information and recommendations of the Proxy Voting Service, the Advisers vote all proxies based on their own proxy voting policies (unless a client has directed the use of the ISS Benchmark Policy or the Taft-Hartley Guidelines), including the Advisers’ conclusions regarding the best interests of advisory clients.

Proxy Voting Process

Procedures for Proxy Issues Within the Guidelines. Where the Guidelines address the proxy matter being voted on, the Proxy Voting Service will generally process all proxy votes in accordance with the Guidelines. Portfolio Management may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing. To aid in the exercise of this discretion, portfolio managers initially inform Operations Control of how they wish to manage proxy voting in their accounts, and may change such elections at any time. Portfolio managers may decide to vote their proxies consistent with the Guidelines in all cases and instruct the Proxy Administrator to vote all proxies accordingly pursuant to account-specific procedures approved by the Committee. Portfolio managers may also request to review all vote recommendations or only those votes recommended to be cast against management.

In addition to portfolio manager-directed review, the Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Services does not have research, analysis and/or a recommendation available; or (3) the Guidelines call for Portfolio Management input. The Proxy Administrator will then solicit feedback from Portfolio Management or the Committee through a written request. In the event Portfolio Management is unable to provide input on a referred proxy item, the Advisers will abstain from voting the proxy item.

Notwithstanding the above, with respect to clients who have instructed the Advisers to vote proxies in accordance with the Taft-Hartley Guidelines, the Proxy Voting Service will cast all proxy votes in strict accordance with the Taft- Hartley Guidelines.

In all cases, portfolio managers receive a monthly report summarizing all proxy votes for securities held in their client accounts. The Proxy Administrator is responsible for maintaining this documentation.

Procedures for Proxy Issues Outside the Guidelines. Where the Guidelines do not address the proxy matter being voted on, the Proxy Voting Service will refer that issue to the Proxy Administrator. The Proxy Administrator will then solicit feedback from Portfolio Management or the Committee through a written request. In the event Portfolio Management is unable to provide input on a referred proxy item, the Advisers will abstain from voting the proxy item.

Procedures for “Fund of Funds” Voting. Janus advises certain portfolios that invest in other funds (“funds of funds”) advised by the Advisers. From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between the Advisers and their clients. To mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders, the Advisers will cast their votes in the same proportion as the votes of the other shareholders in the underlying fund (“echo-voting”).

In addition, Janus advises certain funds of funds that invest in unaffiliated ETFs. These funds of funds may enter into a written participation agreement with an underlying ETF that allows the fund to own shares of the ETF in excess of what is generally permitted by the Investment Company Act of 1940. Participation agreements generally require funds whose ownership of the underlying ETF exceeds a certain percentage to agree to echo vote shares of the ETF. Accordingly, if an underlying ETF submits a matter to a vote of its shareholders, the Advisers will cast their votes in the same proportion as the votes of the other shareholders in the underlying fund to the extent required by a participation agreement.

Procedures for Addressing Conflicts of Interest. A conflict of interest may arise from a number of situations, including but not limited to a business relationship between the Adviser and the issuer, an inducement provided to Portfolio Management by the issuer or its agents or a personal relationship between Portfolio Management and the management of the issuer. Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines are designed to be in the best interests of advisory clients, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management or the GRI Team seek to exercise discretion, the Advisers have implemented a number of additional policies and controls to mitigate any conflicts of interest.

Portfolio Management or the GRI Team are required to disclose any actual or potential conflicts of interest that may affect the exercise of voting discretion. This includes but is not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management or the GRI Team in exercising their discretion. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Chief Investment Officer (the “CIO”) or his or her delegate.

The Advisers also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. The Advisers maintain a list of significant relationships for purposes of proxy voting, which includes significant intermediaries, vendors, service providers, clients and other relationships. In the event Portfolio Management or the GRI Team intend to vote against the Guidelines with respect to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee which will review the rationale provided by Portfolio Management in advance of the vote. In the event Portfolio Management or the GRI Team intend to exercise discretion to vote contrary to the ISS recommendations and with management as to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee, which will review the rationale provided by Portfolio Management or the GRI Team in advance of the vote. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of the portfolio managers’ stated rationale on a quarterly basis. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed conflicts of interest.

If a proxy vote is referred to the CIO or his or her delegate or the Committee, the decision made and basis for the decision will be documented by the Committee.

Vendor Oversight, Record-Keeping and Reporting

Retention and Oversight of the Proxy Voting Service. The Advisers will conduct periodic due diligence reviews of the Proxy Voting Service via on-site or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, the Advisers shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyze the matters for which they have voting responsibility. In connection with the periodic due diligence review, the Advisers shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, the Advisers shall periodically sample the proxy votes cast on behalf of clients to ensure whether such votes complied with these Procedures and the Guidelines.

Board Reporting. The Advisers shall present these Procedures and the Guidelines to the board of trustees of mutual funds and ETFs advised by the Advisers at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.

Reporting and Record Retention. On an annual basis, the Advisers will provide their proxy voting records for each proprietary mutual fund or ETF for the one-year period ending on June 30th on the Advisers’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov.

On an annual basis, and upon request, the Advisers will provide other clients with the proxy voting record for their accounts.

Except as noted in these Procedures or required by law, the Advisers do not provide information to anyone on how they voted or intend to vote on a particular matter. Operations Control may confirm to issuers or their agents whether votes have been cast, but will not disclose the size of the position or how the votes were cast. Portfolio Management and the GRI Team have the discretion to indicate to issuers or their agents how they voted or intend to vote in the context of discussions with issuers and their management as part of the Advisers’ ongoing investment analysis process.

The Advisers will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Guidelines. In addition, the Advisers will retain any internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are either available on the SEC’s website or are kept by a third-party voting service and are available on request. All materials discussed above will be retained for a minimum of 6 years.

A complete copy of the Advisers’ proxy voting policies and procedures, including specific guidelines, is available at www.janushenderson.com/proxyvoting.

Annex A

The procedures described in this Annex A apply to accounts advised by the Advisers through participating affiliate agreements with other entities in Janus Henderson Group plc (the “Participating Affiliates”). For such accounts, to the extent of any ambiguity or conflict, the procedures discussed in this Annex A take precedence over the Procedures.

1. Responsibilities. The GRI Team is responsible for administering the proxy voting process as set forth in these Procedures and the Guidelines for accounts advised by the Participating Affiliates. The GRI Team reviews shareholder meeting agendas, voting policy recommendations, and additional relevant documents and makes voting decisions in consultation with Portfolio Management.

2. Service Providers. The Participating Affiliates have contracted with the Proxy Voting Service to provide policy development, research, advisory and voting disclosure services. Proxy voting administrative services are provided by BNP Paribas Securities Services plc (“BNP”), which provides a range of administrative services to Janus Henderson. In providing proxy voting administrative services, BNP is supported by the Proxy Voting Service.

3. Voting Procedures. The procedure for casting proxy votes for accounts advised through Participating Affiliates is as follows:

a) Custodians notify the Proxy Voting Service of forthcoming company meetings and send proxy materials.

b) The Proxy Voting Service notifies the GRI Team of meetings via its ProxyExchange website.

c) The Proxy Voting Service provides voting recommendations based on the Guidelines.

d) The GRI Team consults with Portfolio Management as appropriate.

e) The GRI Team decides in conjunction with Portfolio Management whether to accept or override the voting recommendations provided by the Proxy Voting Service. In the event they decide to vote contrary to the Guidelines or management’s recommendation, the GRI Team provides a written rationale for the decision.

f) Voting instructions are sent to custodians via the ProxyExchange website and executed by the custodians.

g) If at any time during implementation of the above procedures a conflict of interest is identified, the matter, including proposed voting instructions, will be referred for resolution to the Committee via the GRI Team.

APPENDIX M

JPMorgan

(Updated April 1, 2019)

Proxy Voting Guidelines

The Board of Trustees has delegated to JPMorgan (also known as “J.P. Morgan”) and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMorgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated adviser have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMorgan and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•                Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for J.P. Morgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to J.P. Morgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•                Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMorgan also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

•                Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change JPMorgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•                JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•                JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•                JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•                JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•                JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•                JPMorgan will generally vote against anti-takeover devices.

•                Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•                JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who:

(a) attend less than 75% of board and committee meetings without a valid excuse;

(b) implement or renew a dead-hand poison pill;

(c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees;

(d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame;

(e) are insiders and affiliated outsiders on boards that are not at least majority independent; or

(f) are CEOs of publicly-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls.

JPMorgan considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

•                  JPMorgan votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•                  JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•                  JPMorgan votes against proposals for a super-majority vote to approve a merger.

•                  JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•                  JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

•                  JPMorgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMorgan votes on a case by case basis.

•                  JPMorgan generally supports management disclosure practices for environmental issues except for those companies that have been involved in significant controversies, fines or litigation related to environmental issues.

•                  JPMorgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

APPENDIX N

MFS

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2020

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.            Voting Guidelines;

B.            Administrative Procedures;

C.            Records Retention; and

D.            Reports.

A.            VOTING GUIDELINES

1.              General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures  and revises them as appropriate, in MFS’ sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.              MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S., Canadian or European company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision. While MFS’ guideline currently pertains to U.S., Canadian and European companies, we generally believe greater female representation on boards is needed globally. As a result, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to other markets to reinforce this expectation.

MFS believes that the size of the board can have an effect on the board’s ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues — Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills”. MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carry-forwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s).

Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain foreign issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

B.            ADMINISTRATIVE PROCEDURES

1.              MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.              Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.              Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.               Considers special proxy issues as they may arise from time to time; and

d.              Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

2.              Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.    Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.    If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.     If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.    For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

1          For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.              Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.              Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), a member of the proxy voting team will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will likewise consult with MFS investment analysts and/or portfolio managers.   However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.              Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.              Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.              Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C.            RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

2          From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

D.            REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

Beginning for the quarter ended March 31, 2020, MFS will publicly disclose its firm-wide proxy voting records.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX O

Pacific Asset Management

Proxy Voting Policies and Procedures

Last Updated

September 22, 2017

Summary

Investment advisers are required to implement policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, Pacific Asset Management’s proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in applicable Department of Labor guidance.

Pacific Asset Management’s authority to vote proxies for clients is established by the Investment Management Agreement “IMA” or comparable documents. Pacific Asset Management (“Pacific Asset Management”) manages fixed income strategies; therefore the volume of proxies is relatively low.

Policy

Pacific Asset Management generally follows the voting guidelines included in this Policy; however each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the IMA or comparable document, and all other relevant facts and circumstances at the time of the vote to ensure that proxies are voted in the best interest of clients.

Conflicts of Interest

Pacific Asset Management takes reasonable measures to identify the existence of any material conflicts of interest related to voting proxies. A potential conflict of interest may exist when Pacific Asset Management votes a proxy for an issuer with whom:

•                                          Pacific Asset Management maintains a material business relationship

•                                          Pacific Asset Management Senior Management or Portfolio Manager(s) maintain a personal relationship

Conflicts based on material business relationships or dealings with affiliates of Pacific Asset Management will only be considered to the extent that Pacific Asset Management has actual knowledge of such material business relationships. Pacific Asset Management employees are periodically reminded of their obligation to be aware of the potential for conflicts of interest with respect to voting proxies both as a result of business or personal relationships and to bring potential and actual conflicts of interest to the attention of the Pacific Asset Management CCO. Additionally, officers of Pacific Asset Management, including the Portfolio Managers and Senior Managing Directors, are required to complete an annual conflicts of interest statement to self-report certain activities, relationships and personal interests that may create, or appear to create and actual or potential conflict of interest. Pacific Asset Management will not vote proxies relating to such issuers identified as being involved in a potential conflict of interest until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented. When a material conflict of interest exists, Pacific Asset Management will choose among the following options to eliminate such conflict:

•                                          Vote in accordance with the Voting Guidelines, if the voting scenario is covered in the Voting Guidelines and involves little or no discretion;

•                                          If possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict;

•                                          If practical, notify affected clients of the conflict of interest and seek a waiver of the conflict for the proxy to be voted;

•                                          If agreed upon in writing with the client, forward the proxies to the affected client or their designee and allow the client or their designee to vote the proxies.

The resolution of all potential and actual material conflicts of interest issues is documented in order to demonstrate that Pacific Asset Management acted in the best interest of its clients.

Abstaining from Proxy Voting

There are times when Pacific Asset Management may choose to abstain from voting a proxy because the cost of voting the proxy is believed to outweigh the expected benefit to the client. Pacific Asset Management may abstain or refrain from voting a proxy under certain circumstances. These include:

•                                          When the cost of voting the proxy outweighs the benefits or is otherwise impractical;

•                                          International constraints for timing and meeting deadlines; and

•                                          Restrictions on foreign securities including shareblocking (restrictions on the sale of securities for a period of time in proximity to the shareholder meeting)

Any proxies that Pacific Asset Management chooses not to vote will be documented along with the rationale prior to the date of the shareholder’s meeting for that particular proxy.

Client Instruction

Under certain circumstances a client may delegate proxy voting authority to Pacific Asset Management and provide Pacific Asset Management with specific voting instructions. The IMA must reflect the terms and conditions of the arrangement. As agreed to in the IMA, Pacific Asset Management will vote in accordance with the Client’s specific instructions which may or may not align with the policy. Clients should be aware that providing specific instructions to Pacific Asset Management may result in voting that may be contrary to how Pacific Asset Management would have voted using the Voting Guidelines or their own analysis.

Differences in Proxy Vote Determinations

Pacific Asset Management may determine that specific circumstances require that proxies be voted differently among accounts due to the accounts’ Investments Guidelines or other distinguishing factors. Pacific Asset Management may from time to time reach contrasting but equally valid views on how best to maximize economic value in respect to a particular investment. This may result in situations in which a client is invested in portfolios with dissimilar proxy outcomes. In those situations, the other portfolios may be invested in strategies having distinctive investment objectives, investment styles or investment professionals. However, Pacific Asset Management generally votes consistently on the same matter when securities of an issuer are held by multiple Client Accounts. Any differences among proxies for other portfolios will be reviewed, approved and documented by senior management and Pacific Asset Management CCO prior to the vote being cast.

Client Disclosure and Availability of Proxy Voting Policies and Procedures

Pacific Asset Management provides a copy of its proxy voting policy and procedures to clients upon request. Clients can obtain information on how proxies were voted for their account upon request. Compliance provides proxy filing information to the advisors of 40 Act Accounts as requested for the purpose of filing proxy information annually with the SEC.

Voting Guidelines

Proxy proposals generally fall into one of the three following categories: routine business matters, social issues, and business proposals.

•                                        Routine business matters are defined as those which do not change the structure, by-laws, or operations of the corporation. Pacific Asset Management generally votes with the recommendations of a company’s Board of Directors on routine business matters that are standard or non-controversial and will generally vote for proposals that are reflective of reasonable and equitable corporate standards.

•                                        Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, Pacific Asset Management must serve exclusively the financial interests of its clients. Pacific Asset Management will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to clients. Pacific Asset Management believes the burden of social responsibility rests with management.

•                                        Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. Pacific Asset Management will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.

Procedures

All proxies are sent to the appropriate Pacific Asset Management Portfolio Manager or analyst responsible for the security held in a Client Account for their review and recommendation. They research the implications of proxy proposals and make voting recommendations specific for each account that holds the related security. Pacific Asset Management uses information gathered from research, company management, Pacific Asset Management Portfolio Managers and outside shareholder groups to reach voting decisions. In determining how to vote proxy issues, Pacific Asset Management votes proxies in a manner intended to protect and enhance the economic value of the securities held in Client Accounts.

Proxies in certain Client Accounts are voted using a proxy management system called ProxyEdge. ProxyEdge is used exclusively to assist with the administrative processes for proxy voting such as tracking and management of proxy records, vote execution, reporting, and auditing. ProxyEdge generates a variety of reports and makes available various other types of information to assist in the review and monitoring of votes cast. The holdings in certain Client Accounts are electronically sent to the ProxyEdge system automatically by the custodians to ensure that Pacific Asset Management is voting the most current share position for clients. Once Compliance receives email notification from ProxyEdge that there are proxies in the system to be voted, a ballot is created as a distributable unmarked ballot and sent via email to the respective Portfolio Managers for their vote selection. The Portfolio Managers respond with their selections. Compliance has the responsibility to vote the proxies according to the Portfolio Manager selections. Once voted, an email is sent via ProxyEdge to the client, Client Account Custodian or third party as defined in the IMA confirming that Client Account proxies have been voted. An email is received from ProxyEdge confirming the vote was submitted.

For those Client Accounts not on the ProxyEdge system, all custodian banks and trustees are notified of their responsibility to forward to Compliance all proxy materials. When Compliance is notified of an upcoming proxy for the accounts on ProxyEdge, the proxy material is verified to have been received for the accounts not on ProxyEdge as well. If an expected proxy is not received by the voting deadline, Compliance will direct the custodian or trustee to vote in accordance with Pacific Asset Management’s instructions. The final authority and responsibility for proxy voting remains with Pacific Asset Management.

Oversight Controls

Pacific Asset Management Compliance reviews the proxy votes casted to make sure Pacific Asset Management is following the proxy voting policies and procedures by:

•                                          Reviewing no less than annually the adequacy of the proxy voting policies and procedures to make sure that they have been implemented effectively, including whether the policies continue to be reasonably designed to ensure that proxies are voted in the best interests of clients.

Cross Reference / Source

•                                          Rule 206(4)-6 of the Advisors Act

•                                          Fiduciary Duty

•                                          Contractual Requirements

•                                          Department of Labor Interpretive Bulletin 2008-2, 29 C.F.R. 2509.08-2 (Oct. 17, 2008)

APPENDIX P

PIMCO

Proxy Voting Policies & Procedures

Effective Date:               August 2003

Revised Date:                     May 2007

May 2010

October 2012

June 2014

November 2017

The proxy voting policy (“the policy”) is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies2 in accordance with this policy and the relevant procedures related to proxy voting for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

General Policy Statement

The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention.

When considering client proxies, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; (3) not taking action or affirmatively filing an abstention is in the best interest of the client account; or (4) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

1          Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

2          Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

Conflicts of Interest

1.              Identification of Material Conflicts of Interest

When PIMCO has discretion over voting and consent rights it has a fiduciary obligation to take appropriate action on all proxies in good faith and in the best interests of the client. Potential conflicts of interest, however, may, or can appear to interfere with PIMCO’s ability to evaluate proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if an analyst assigned to recommend how to vote a proxy or a PM responsible for voting proxies has a material personal1 or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO Affiliate prior to voting.

Each PM/ analyst has a duty to disclose to the Legal and Compliance department any known potential, actual or apparent material conflict of interest relevant to a proxy vote prior to voting (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/ analyst in good faith and in the best interests of the client.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in this policy.

2.              Resolution of Identified Conflicts of Interest

Equity Securities.2 PIMCO has retained an independent Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. When the ISP exercises its discretion to not provide a voting recommendation, the relevant PM/ analyst may make a determination regarding how the proxy will be voted by completing the required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian. When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.

Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM (or another PM) may vote the proxy as follows:

•                If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

•                If the conflict exists among the accounts of a PM, the PM shall vote the proxies in the best interest of the relevant client and should be prepared to respond to inquiries regarding proxy decisions. PMs have the discretion to escalate questions regarding divergent interests to the head of the PM’s desk, Operations or the Legal and Compliance department as necessary.

1          Personal relationships include employee and immediate family member interests with an issuer

2          The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3          The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas, 2nd Floor, New York, NY 10036.

Affiliated Fund Considerations

PIMCO-Affiliated Fund Shares Covered by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. When the ISP publishes a voting recommendation with respect to PIMCO-Affiliated Funds, PIMCO may elect to override the ISP.

PIMCO Affiliated Fund Shares Not Covered by ISP. In certain circumstances, conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the policy.

Confidentiality. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

3.              Escalation of Conflicts of Interest

Direct Resolution by the Proxy Working Group. PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for direct resolution, the Working Group will seek to mitigate the actual or apparent conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including:

•                  The extent and nature of the actual or apparent conflict of interest;

•                  If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

•                  The nature of the relationship of the issuer with the PM / analyst or PIMCO (if any);

•                  Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision or actions; and

•                  Whether the direction of the proposed vote would appear to benefit the PM/ analyst, PIMCO, a related party or another PIMCO client.

The Working Group Protocol. To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the “Working Group Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved pursuant to the protocol.

PIMCO Conflicts Committee. The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.

The Legal and Compliance department will record the manner in which each such conflict is resolved.

Delegation of Proxy Voting Authority

Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records4

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A (for open-end funds) or Form N-2 (for closed-end funds). PIMCO’s Funds Business Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing (or, in the case of annual and semiannual reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A (for open-end funds) and Form N-2 (for closed-end funds). PIMCO will also ensure that proper disclosure is made in each closed-end fund’s Form N-CSR filing for an annual report describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, as required by Form N-CSR.

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part 2 of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

Records

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

4          For each Canadian mutual fund under NI 81-102 (“fund”) that PIMCO Canada sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly disclosed on the PIMCO Canada website no later than August 31 of each year.

APPENDIX Q

PLFA

PROXY VOTING POLICY

Title: Proxy Voting Policy

Policy Summary:

PLFA must take reasonable care to ensure proxy voting rights are properly and timely exercised. PLFA retains proxy voting authority with respect to all securities purchased for its clients, including the funds it directly manages. This Proxy Voting Policy is designed to ensure that all proxies received are voted in the best interest of clients and in accordance with its duties and the requirements of all applicable regulations. The final authority and responsibility for proxy voting rests with PLFA Compliance.

Legal Summary:

Rule 206(4)-6 under the Advisers Act requires an investment adviser that exercises voting authority over client proxies to adopt proxy voting policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, describes how the advisor addresses material conflicts of interest when voting, discloses to clients how they can obtain information on how securities were voted, and describes proxy voting policies and procedures to clients.

Policies and Procedures:

This Policy addresses proxy voting for investments held (other than underlying funds) in PLFA directly managed Funds of Pacific Select Fund and Pacific Funds (the “Direct Funds”). PLFA does not typically invest in securities that have voting rights. However, as there is the possibility that the Direct Funds could hold instruments with potential proxy voting (such as cash sweep vehicles1 and Exchange Traded Funds), this Policy has been implemented to address these instances.

Process for Voting:

Proxies are generally received by PLFA Compliance for holdings of the Direct Funds, either through electronic notifications using the custodian’s proxy management system or pursuant to a proxy ballot received (electronically or physically) from the issuer, the custodian or others. PLFA Compliance will review the proxy materials received and for each individual ballot item contained in a proxy determine whether to:

•                                          vote in accordance with the Proxy Guidelines of this Policy;

•                                          abstain from voting;

•                                          seek the advice of others for their recommendation;

•                                          forward the proxy to the Conflicts Review Committee for review due to an identified conflict; or

•                                          take such other actions as deemed necessary.

1     For the fund-of-funds, the Pacific Funds cash sweep vehicle is not used as all cash goes directly to the underlying funds. For Pacific Select Fund, PLFA utilizes overnight repurchase agreements (non-voting securities) for cash positions.

Proxy Guidelines:

In determining how to vote proxy issues, PLFA Compliance will review the following Proxy Guidelines in an attempt to vote proxies in a manner intended to protect and enhance the economic value of the securities held in the Direct Funds so that proxies are voted in the best interests of its clients2.

Proxy proposals generally fall into one of the following three categories, as determined by PLFA Compliance: routine matters, social issues, and business proposals.

•                  PLFA has determined to generally vote in-line with the recommendations of management on routine, standard or non-controversial items unless otherwise warranted following a review of the issues involved. Routine matters are defined as those which do not change the structure, by-laws, or operations of the corporation. Examples include the election of Board members and ratification of the independent auditor.

•                  PLFA votes for social issues with the financial interests of its clients in mind; provided, however, that PLFA will generally support the recommendations of management in areas where acceptable efforts are made on behalf of special interest or social conscience that are not detrimental to clients. PLFA believes the burden of social responsibility rests with the issuer’s management and not PLFA. Social issues appear in proxy proposals that attempt to deal with activities of social conscience, such as an issuer adopting a policy on climate change or a policy on human rights.

•                  PLFA will generally vote in favor of business proposals as long as the client position or value is either preserved or enhanced, as determined by PLFA Compliance in consultation with the PLFA Investment Committee in connection with their assessment of particular facts and circumstances. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. Examples include stock splits/increases, amending by-laws/articles of incorporation, and mergers.

If PLFA Compliance determines that it is not clear how the Proxy Guidelines apply to a specific proxy vote, or believes it is in the best interest of clients to vote contrary to a guideline, the ballot will be escalated to the PLFA Investment Committee for review and final voting determination.

Potential Conflicts of Interest:

The Conflicts Review Committee (the “Committee”) consists of senior management of PLFA, including the General Counsel and the Chief Compliance Officer. The Committee reviews and addresses proxies brought to its attention that raise a potential conflict of interest, taking reasonable measures to determine the materiality of the conflict and to attempt to resolve the conflict in the best interest of clients.

A potential conflict of interest may exist when PLFA is presented with a proxy for an issuer with whom PLFA (or its affiliates) also maintains a material business relationship, or where the issuer (or its senior management) has a personal or business relationship with PLFA Compliance or PLFA Investment Committee members. Conflicts based on business relationships or dealings with affiliates of PLFA will only be considered to the extent that PLFA has actual knowledge of such business relationships. PLFA employees are periodically reminded of their obligation to be aware of the potential for conflicts of interest with respect to voting proxies both as a result of their personal relationships or business relationships, and to report potential conflicts of interest to the attention of senior management of PLFA (who, in turn, will discuss with the Committee when applicable to proxy voting).

2           The Direct Funds currently consist of the Pacific Funds PF Multi-Asset Fund and the PF Multi-Fixed Income Fund, which are only available as underlying fund investments for certain fund-of-funds that are managed by PLFA. As such, the use of the term “client” is considered to be a look-through to the individual shareholders of the fund-of-funds.

The Committee will determine whether an identified conflict of interest is considered to be material or non-material. A conflict of interest will generally be considered to be material to the extent that it is determined that such conflict is likely to influence, or appears to influence, PLFA’s decision-making in voting that proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A record of all determinations of materiality made by the Committee will be maintained.

Conflicts that have been identified by the Committee as non-material conflicts will be voted in accordance with the Policy Guidelines contained in this Policy. When a conflict is determined by the Committee to be material, the Committee will propose to PLFA the following non-exclusive list of options to consider to ensure that the proxy voting decision is based upon the best interest of clients and that the final voting decision is not a product of the material conflict:

(1)                               vote strictly in accordance with the Proxy Guidelines of this Policy, if doing so involves little or no discretion;

(2)                               if possible, erect information barriers around the impacted person or persons sufficient to insulate the voting determination from the conflict;

(3)                               seek a voting recommendation from an independent third party;

(4)                               abstain from voting; or

(5)                               resolve the conflict in such other manner as the Committee believes is appropriate.

Abstaining from Voting:

In the majority of instances, PLFA will be able to vote proxies successful and timely. However, in certain circumstances PLFA may choose to not vote a ballot (or cast a vote of “Abstain”) where it is unable or unwilling to vote because of legal or operational difficulties, timing issues, or because PLFA believes the administrative burden and/or associated costs with voting exceed any anticipated benefits of voting. In making this determination, PLFA will consider various factors, including but not limited to:

•                                        When the cost of voting the proxies outweighs the benefits or is otherwise impractical;

•                                        When voting would give rise to a material conflict that cannot be timely resolved;

•                                        When securities are on loan, to the extent that it is not feasible and practical to recall the securities for voting under the circumstances and where the expected benefit to voting such shares outweighs the detriment (including lost revenue) of recalling such shares;

•                                        When proxy materials are not received with sufficient time and/or with enough information to make an informed voting decision;

•                                        Where in-person attendance is required in order to vote;

•                                        Where there are international constraints for timing and meeting voting deadlines, including translation costs or retaining local powers of attorney; or

•                                        Where voting restrictions are imposed upon foreign securities, including those in “share-blocking” countries (share-blocking imposes a temporary suspension of the ability to trade a security, usually for a period of time in proximity to its shareholder meeting).

While all such proxies will attempted to be voted on a best efforts basis, any proxies that PLFA intentionally chooses to abstain from voting will be documented along with the rationale.

Recordkeeping:

Standard.

Effective Date:

November 28, 2017

Revision History:

Adopted November 28, 2017

APPENDIX R

Principal REI

Proxy Voting Policies

(Revised 12/2012)

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, Principal REI, considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•                   Principal REI does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•                   Proxies are not voted in Clients’ best interests.

•                   Proxies are not identified and voted in a timely manner.

•                   Conflicts between Principal REI’s interests and the Client are not identified; therefore, proxies are not voted appropriately.

•                   The third-party proxy voting services utilized by Principal REI are not independent.

•                   Proxy voting records and Client requests to review proxy votes are not maintained.

Principal REI has established the following guidelines as an attempt to mitigate these risks.

Policy

Principal REI believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. Principal REI’s guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect Principal REI’s belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, Principal REI also monitors Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, Principal REI has adopted the policies and procedures set out below, which are designed to ensure that Principal REI complies with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

Principal REI has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on Principal REI’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, Principal REI has retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to Principal REI include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

Principal REI has elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that Principal REI’s Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1.              The requesting PM Team’s reasons for the decision;

2.              The approval of the lead Portfolio Manager for the requesting PM Team;

3.              Notification to the Proxy Voting Team and other appropriate personnel (including other Principal REI portfolio managers who may own the particular security);

4.              A determination that the decision is not influenced by any conflict of interest; and review and approval by the Compliance Department.

Conflicts of Interest

Principal REI has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by Principal REI in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because Principal REI cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with Principal REI’s senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. Principal REI maintains records of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, Principal REI’s Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to Principal REI’s Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into Principal REI’s OnBase system. These steps are part of Principal REI’s Account Opening Process.

SMA — Wrap Accounts

Principal REI’s SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Team. The SMA Operations Department coordinates with the respective wrap program sponsor and the Investment Accounting Department to ensure that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

1          Principal REI has various Portfolio Manager Teams organized by asset classes and investment strategies.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, Principal REI can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with Principal REI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through Principal REI’s Proxy Voting Team.

Securities Lending

At times, neither Principal REI nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, Principal REI will make reasonable efforts to inform the Client that neither Principal REI nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

Principal REI shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when Principal REI’s analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

-                    Restrictions for share blocking countries2;

-                    Casting a vote on a foreign security may require that Principal REI engage a translator;

-                    Restrictions on foreigners’ ability to exercise votes;

-                    Requirements to vote proxies in person;

-                    Requirements to provide local agents with power of attorney to facilitate the voting instructions;

-                    Untimely notice of shareholder meeting;

-                    Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform Principal REI’s Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, Principal REI does not reveal or disclose to any third party how Principal REI may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is Principal REI’s general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact Principal REI to ask questions regarding total holdings of a particular stock across advisory Clients, or how Principal REI intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence Principal REI’s votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to Principal REI’s Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of Principal REI, whether through separate accounts, funds-of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. Principal REI may, however, retain such responsibilities where deemed appropriate.

2          In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to Principal REI’s Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO or CCO NA (or their designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, Principal REI may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

Principal REI must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•                   Any request, whether written (including e-mail) or oral, received by any Employee of Principal REI, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.

•                   The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•                   The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). Principal REI maintains a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•                   Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•                   Upon inadvertent receipt of a proxy, Principal REI forwards the proxy to ISS for voting, unless the client has instructed otherwise.

Note: Principal REI is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

•                   Principal REI’s proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed Principal REI to vote proxies on their behalf.

•                   Principal REI maintains documentation to support the decision to vote against the ISS recommendation.

•                   Principal REI maintains documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions

In general, it is Principal REI’s policy not to file class action claims on behalf of Clients. Principal REI specifically does not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with Principal REI. Principal REI only files class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is Principal REI’s general policy not to act as lead plaintiff in class actions. The process of class action claims is carried out by the Investment Accounting Department. In the event Principal REI opts out of a class action settlement, Principal REI will maintain documentation of any cost/benefit analysis to support that decision.

Principal REI is mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, Principal REI manages the conflict by seeking instruction from the Law Department and/or outside counsel.

Disclosure

Principal REI ensures that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out Principal REI’s proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

In general, Principal REI’s CCO or CCO NA (or their designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes — particularly those diverging from the judgment of ISS — were voted in a manner consistent with Principal REI’s fiduciary duties.

APPENDIX S

QS Investors

Proxy Voting Policy

QS Investors (“QS” or the “Firm”) has adopted and implemented policies and procedures which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients and in accordance with its fiduciary duties and applicable regulations. This Policy applies to all accounts managed by QS.

Responsibilities

Proxy votes are the property of the Firm’s advisory clients.1 As such, QS’s authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy advisory firm. Absent specific client instruction, QS has instructed ISS to vote the Firm’s advisory clients’ proxies in accordance with the ISS Sustainability Policy or in extremely limited circumstances, QS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS will notify and direct ISS to carry out those instructions.

Clients may instead elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangement with each client.

With respect to clients that participate in securities lending, QS will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan in communications to QS or ISS to ensure they are not voted by multiple parties.

Policy

QS works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS’s clients. In addition to proxy voting services provided by ISS, QS has also contracted with ISS to provide proxy advisory services as noted above. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and other relevant factors. Changes to these Guidelines are communicated to QS upon implementation. While ISS has been instructed to vote clients’ proxies in accordance with the Guidelines, QS and our clients retain the right to instruct ISS to vote differently.

Proxy voting activities are conducted in the best economic interest of clients.

QS works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS’s clients. In addition to proxy voting services provided by ISS, QS has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS upon implementation.

While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS and our clients retain the right to instruct ISS to vote differently.

1          For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS serves as investment adviser or sub-adviser; for which QS votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Principles for Responsible Investment

QS generally votes proxies based on the ISS Sustainability Policy, which incorporates environmental, social, and governance (“ESG”) considerations to promote sustainable business practices advocating for stewardship of the environment, fair labor practices, non-discrimination, and the protection of human rights.

Generally, ISS’s Sustainability Policy will work within an internationally recognized sustainability framework such as the United Nations Principles for Responsible Investment (“UNPRI”) and the UN Sustainable Development Goals (“SDGs”). In doing so, they look to promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that present new opportunities or mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and advance principles of good corporate governance.

Underlying Funds

Certain QS client accounts invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.

QS’s proxy voting authority on behalf of client accounts with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.

Manager of Manager Arrangements

QS advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS generally does not exercise any proxy voting authority with respect to securities held in the client’s account, and proxy voting authority is typically assigned to the Underlying Managers.

Management Oversight

Management is responsible for overseeing QS’s proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS clients. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.

Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy are made available to clients as required by law and otherwise at QS’s discretion. Clients may also obtain information on how their proxies were voted by QS as required by law and otherwise at QS’s discretion; however, QS must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.

ISS’s current Sustainability Policy Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website (http://www.issgovernance.com/policy).

Procedures

Proxy Voting Guidelines

QS will review ISS’s Guidelines as necessary to support the best economic interests of QS’s clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS’s clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.

Proxy Voting of Affiliated Underlying Funds

With respect to proxy voting for a client account investing in shares, units, or interests of Underlying Funds advised by QS or an affiliate of QS (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.

Proxy Voting of Unaffiliated Underlying Funds

With respect to proxy voting for a client account investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS (including ETFs, open-end mutual funds and closed-end investment companies), QS will vote such proxies in accordance with the general fiduciary principles set forth above, provided that QS: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS’s Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940; and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.

Specific Proxy Voting Decisions Made by Management

Proxy proposals that: (i) are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide voting instructions.

Certain Proxy Votes May not be Cast

In limited circumstances, QS may determine that it is in the best economic interest of its clients not to vote certain proxies if QS cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).

In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so. Examples of these scenarios may include:

Legal restrictions, including share blocking, that may restrict or otherwise limit trading; or

Proxy ballot was not received from the custodian or was not received with adequate time for processing.

ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflicts of Interest Procedures

QS seeks to mitigate conflicts inherent in proxy voting and maintain independence by outsourcing voting and administration of all client ballots to ISS. These conflicts may include:

•                                          The issuer is a client of QS;

•                                          The issuer is a material business partner of QS; or

•                                          An employee, or an immediate family member of an employee, of QS serves as an officer or director of the issuer.

The Firm believes that this Policy and our arrangement with ISS for independent proxy decision- making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that are voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below.

As a general matter, QS takes the position that relationships between a non-QS Legg Mason business unit and an issuer do not present a conflict of interest for QS in voting proxies with respect to such issuer because QS operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS and such business units.

Procedures to Address Conflicts of Interests and Improper Influence

Note: This section addresses the limited circumstances in which items that are referred to QS by ISS.

Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS for input or a voting decision, QS will vote those proxies in accordance with what the Firm, in good faith, determines to be in the best economic interests of the client(s).2

Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS (and within QS only on a need to know basis).

Conflict Review Procedures: For items that are referred to QS from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS’s decision on the particular vote at issue.

The information considered may include without limitation, information regarding: (i) client relationships; (ii) any relevant personal conflict known or brought to the attention of Management; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS advisory client regarding the vote at issue.

If notified that QS has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, on a best efforts basis, from the affected clients. If notified that certain individuals should be recused from the proxy vote at issue, QS shall do so in accordance with the procedures set forth below.

At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or potential conflict that has not been reported to Management and/or Compliance.

Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer, or employee outside of QS that identifies itself as a QS advisory client has: (i) requested that QS vote a particular proxy in a certain manner; (ii) attempted to influence QS in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue.

Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS should seek instructions as to how to vote the proxy at issue from affected clients on a best efforts basis. All related inquires and discussions must be documented and retained in accordance with Firm policy.

2          Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance.

Duty to Report: QS employees must report to Management and Compliance any actual or potential conflict of interest relevant to how QS votes proxies of which they are or become aware, or any attempt by any person outside of the organization to influence the Firm’s proxy voting decisions. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal: Compliance will recuse any employee from participating in a specific proxy vote referred to QS if he/she: (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could influence their independent judgement in respect of such vote. Management will also exclude from consideration the views of any person if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by this Policy.

Other Controls to Mitigate Conflicts of Interests

QS has adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Firm’s Information Management Policy and Code of Ethics. The Firm expects that these policies, procedures, and internal controls minimize the potential that the Firm or its employees would be involved in, aware of, or influenced by an actual or potential conflict of interest.

Recordkeeping

At a minimum, QS will retain the following in accordance with the Firm’s Records Management Policy:

•                                          Records of client requests for proxy voting information and any written responses thereto provided by QS;

•                                          Materials prepared/used to make proxy voting decisions, including records of deliberations and documentation of conflicts of interest and their resolution;

•                                          Voting records indicating: the name of the issuer of the security; ticker symbol of the security; CUSIP, SEDOL, or other security identifier of the security; shareholder meeting date; proxy statement(s) received by QS; brief identification of the matter on which the Firm voted; whether the matter was proposed by the issuer or a holder of the security; and whether and how QS voted, including whether the vote was with or against management.

With respect to registered investment company clients, ISS will create and maintain records as necessary to fulfill the client’s obligation and responsibility to comply with their recordkeeping, reporting, and disclosure obligations under applicable law.

In lieu of keeping copies of proxy statements and other proxy related records, QS may rely on: (i) proxy statements filed on the SEC’s EDGAR system; and (ii) records maintained by third parties (e.g., ISS) with respect to proxy statements and voting records, provided the third party can and will provide such records promptly upon request.

APPENDIX T

Scout

Proxy Voting Policy

August 2019

Policy Objective

Scout Investments (“Scout” or “SI”) as an investment adviser and a fiduciary to its investment advisory clients has adopted this Policy with the objective of: (i) ensuring that SI votes client securities in the best interest of its clients; and (ii) addressing material conflicts that may arise between SI’s interests and those of its clients.

Policy

SI will vote securities for each client account for which it has authority in a manner solely in the best interest of the client. Voting rights will be exercised on all decisions that have any effect on the value of the security and will be exercised so as to attempt to maximize or protect the value of the security looking at both the short-term and long-term consequences. The exclusive purpose will be to provide benefits to the client by considering those factors that affect the value of the security and give the greatest benefit to the client. Unless the power to vote securities held in a client’s account has been reserved in writing by that client, SI will have the responsibility and authority for voting securities in that client’s account in accordance with this Policy. Notwithstanding the foregoing, SI may not vote every proxy when it determines in good faith that refraining from voting is in the client’s best interests. Examples include, but are not limited to:

1.              Where casting a vote may require extraordinary expense, such as traveling to a foreign country to vote in person or retaining local powers of attorney;

2.              Ballots that are not received on a timely basis;

3.              Inadequate information on the proxy item or where it appears to be no relationship between the proxy vote and underlying investment’s value; or

4.              Where casting a vote may require suspension of the ability to trade the security.

SI may also accept different voting guidelines provided by a client to be used exclusively for voting securities in that client’s account.

Proxy Voting Committee

The Proxy Voting Committee will consist of those individuals designated from time to time by SI’s President or their designee. Members of the committee will serve at the discretion of the President or their designee subject to removal or resignation, or termination of the member’s employment with SI.

Voting

Scout has adopted General Proxy Voting Standards and Guidelines (“Guidelines”). SI has also retained a third-party proxy advisory firm (“Third-Party Proxy Advisory Firm”) to assist in the collection and review of ballots and to provide SI with voting recommendations based upon the Guidelines.

The Proxy Voting Committee will review the Voting Guidelines periodically, but no less often than annually. In conjunction with the Third-Party Proxy Advisory Firm, the Director of Operations will ensure that the following procedures relating to the voting of securities in client accounts are followed:

1.              Collecting voting materials including research, recommendation, other communications relating to the voting and proxy statements or ballots upon receipt;

2.              Providing the voting materials to the appropriate SI associates;

3.              Collecting voting instructions and transmitting the instructions to the appropriate custodian, broker, nominee or other person;

4.              Developing voting records as described in this Policy; and

5.              Provide in writing to any client requesting information on voting of proxies with respect to portfolio securities, the information on how SI voted with respect to the securities held in the client’s account.

It is intended that the Voting Guidelines will be applied with a measure of flexibility. SI may vote securities other than as described in the Guidelines, if SI reasonably believe that it is in its clients’ best interest to do so consistent with the Policy. In these situations, a portfolio manager will submit the voting determination to the Proxy Voting Committee for review and approval. Prior to approving

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the voting determination, the Proxy Voting Committee will perform a conflicts of interest check on the proxy issue. If a material conflict of interest is identified, the Proxy Voting Committee will follow the procedures described below under Conflicts of Interest. In making these determinations, the Proxy Voting Committee may rely upon the proxy statement, analysis, commentary and other information respecting the proxy vote in formulating its voting instruction.

Review of Third-Party Proxy Advisory Firm

SI shall review any Third-Party Proxy Advisory Firm periodically, but no less often than annually, consistent with the following measures:

1.              Obtain and review the voting recommendation of the Third Party Proxy Advisory Firm (or their voting guidelines), and review these documents for consistency with this Policy,

2.              Determine that the Third Party Proxy Advisory Firm has the capacity and competency to analyze proxy issues;

3.              Analyze potential conflicts of interest of the Third Party Proxy Advisory Firm with respect to companies the securities of which are the subject of voting recommendations, including procedures to minimize any potential conflicts of interest;

4.              Review the performance of the Third Party Proxy Advisory firm including the record of recommendations and the timeliness of communicating proxy votes.

Conflicts of Interest

Conflicts of interest may include, but are not limited to, where: (i) the issuer of securities is a client of SI, or its affiliates; (ii) the issuer has a material interest in SI or its affiliates; (iii) an officer or director of the issuer is an officer or director of SI or its affiliates; or (iv) the issuer is SI or an affiliate. If in the case a security vote presents the potential for a material conflict of interest between SI and a client, SI will vote the matter in accordance with the recommendation of the Third-Party Proxy Advisory Firm based upon the Guidelines. If no such recommendation is available and the Guidelines do not cover the matter, SI will refer the vote to the client and SI will vote in accordance with the client’s response.

Recordkeeping

SI will maintain the following books and records:

1.              A copy of each proxy statement that SI receives regarding client securities. SI may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system; and

2.              A record of each vote cast by SI on behalf of a client.

SI may rely on a third party to make and retain these records, on SI’s behalf, provided that SI has obtained an undertaking from the third party to provide a copy of the records promptly upon request

SI will also maintain the following books and records:

1.              Each version of this Policy in effect from time to time;

2.              A list of each client account for which SI has been authorized to vote proxies for the client’s securities;

3.              A copy of any document created by SI that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

4.              A copy of each written client request for information on how SI voted proxies on behalf of the client, and a copy of any written response by SI to any (written or oral) client request for information on how SI voted proxies on behalf of the requesting client.

5.              A copy of each Guidelines in effect.

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APPENDIX U

SSGA FM

Effective March 2020:

Global Proxy Voting and Engagement Principles

State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in this document.1

State Street Global Advisors (or “SSGA FM”) maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, the European Union, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with our Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

SSGA FM’s Approach to Proxy Voting and Issuer Engagement

At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights. The underlying goal is to maximize shareholder value.

Our Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. We maximize our voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value, for the companies held in our clients’ portfolios. We conduct issuer specific engagements with companies to discuss our principles, including sustainability related risks.

In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns where appropriate.

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer-specific concerns at a company level.

1          These Global Proxy Voting and Engagement Principles and Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to State Street Global Advisors Funds Management, Inc. State Street Global Advisors Funds Management, Inc. is an SEC-registered investment adviser. State Street Global Advisors Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

The State Street Global Advisors Asset Stewardship Team may collaborate with members of the Active Fundamental and various other investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to shareholder items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer- specific engagements with companies covering various corporate governance and sustainability related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis, and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer-specific corporate governance, sustainability concerns, or more broad industry-related trends. We also consider the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

Active

We use screening tools designed to capture a mix of company-specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive

Reactive engagement is initiated by the issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. In order to limit the subjectivity of effectiveness measurement, we actively seek issuer feedback and monitor the actions issuers take post-engagement in order to identify tangible changes. Thus, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending upon the relevant facts and circumstances. Engagements can last as briefly as a single meeting or span multiple years.

Depending upon the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or in-person meetings. We believe active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by us as requiring active engagement. An example of such a forum is a shareholder conference call.

Proxy Voting Procedure

Oversight

The Asset Stewardship Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the State Street Global Advisors Global Proxy Review Committee (“PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the State Street Global Advisors Investment Committee (“IC”). The IC reviews and approves amendments to the Guidelines. The PRC reports to the IC, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS’s services in three ways: (1) as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) for applying the Guidelines, and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The Asset Stewardship Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based upon facts, circumstances consistency with our Principles and accompanying Guidelines.

In some instances, the Asset Stewardship Team may refer significant issues to the PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the PRC, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of State Street Global Advisors or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).

We vote in all markets where it is feasible; however, we may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. We are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

See our standalone Conflict Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards

The election of directors is one of the most important fiduciary duties we perform as a shareholder. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such we seek to vote director elections in a way that we believe will maximize the long-term value of each portfolio’s holdings.

Principally a board acts on behalf of shareholders by protecting their interests and preserving their rights.

This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit Related Issues

We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management; we expect auditors to provide assurance of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation

We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation; we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine

Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship

The two elements of SSGA FM’s fixed income stewardship program are:

Proxy Voting:

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

•                  Approving amendments to debt covenants and/or terms of issuance;

•                  Authorizing procedural matters such as filing of required documents/other formalities;

•                  Approving debt restructuring plans;

•                  Abstaining from challenging the bankruptcy trustees;

•                  Authorizing repurchase of issued debt security;

•                  Approving the placement of unissued debt securities under the control of directors; and,

•                  Approve spin-off/absorption proposals.

Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, we can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.

Securities on Loan

For funds in which we act as trustee, we may recall securities in instances where we believe that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, we do not receive timely notice, and we are unable to recall the shares on or before the record date. Second, State Street Global Advisors may exercise its discretion and recall shares if it believes that the benefit of voting shares will outweigh the foregone lending income. This determination requires State Street Global Advisors, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given our expertise and vast experience, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This guidance1 is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

Managing Conflicts of Interest Related to Proxy Voting

State Street Global Advisors has policies and procedures designed to prevent undue influence on State Street Global Advisors’ voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors, State Street Global Advisors affiliates, State Street Global Advisors Funds or State Street Global Advisors Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

•                  Providing sole voting discretion to members of State Street Global Advisors’ Asset Stewardship team. Members of the Asset Stewardship team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other State Street Corporation or State Street Global Advisors employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the Asset Stewardship team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

•                  Exercising a singular vote decision for each ballot item regardless of our investment strategy;

•                  Prohibiting members of State Street Global Advisors’ Asset Stewardship team from disclosing State Street Global Advisors’ voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

•                  Mandatory disclosure by members of the State Street Global Advisors’ Asset Stewardship team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management, serves as a director on the board of a listed company) to the Head of the Asset Stewardship team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;

•                  In certain instances, client accounts and/or State Street Global Advisors pooled funds, where State Street Global Advisors acts as trustee, may hold shares in State Street Corporation or other State Street Global Advisors affiliated entities, such as mutual funds affiliated with State Street Global Advisors Funds Management, Inc. In general, State Street Global Advisors will outsource any voting decision relating to a shareholder meeting of State Street Corporation or other State Street Global Advisors affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“Guidelines”); and

•                  Reporting of overrides of Guidelines, if any, to the PRC on a quarterly basis.

In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the Guidelines; or (ii) State Street Global Advisors determines that voting in accordance with such guidance is not in the best interests of its clients, the Head of the Asset Stewardship team will determine whether a material relationship exists. If so, the matter is referred to the PRC. The PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the IC for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

APPENDIX V

T. ROWE PRICE

Updated: February 2020

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and — most importantly — our investment professionals’ views in making voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies.  In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost to the client of voting outweigh the expected benefit to the client.  For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager.  The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Corporate Governance Team. Our Corporate Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements a custom voting policy for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For most companies, T. Rowe Price generally expects boards to maintain a majority of independent directors. T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  In certain markets where majority-independent boards are uncommon, we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against members of the board’s Compensation Committee. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. Finally, we may oppose Compensation Committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and advisory clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Corporate Governance team in consultation with our Responsible Investment team. T. Rowe Price takes into consideration a company’s existing level of disclosure on matters of a social, environmental, or corporate responsibility nature. If the proposal addresses an issue with substantial investment implications for the company’s business or operations, and those issues have not been adequately addressed by management, T. Rowe Price generally supports calls for additional disclosure.

Global Portfolio Companies — The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets.  ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets.

Fixed Income and Passively Managed Strategies — Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank.  One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”).  The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted.  With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

APPENDIX W

Wellington

Global Proxy Voting Policy and Procedures

As of January 1, 2018

Introduction

Wellington has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington uses in voting on proxies. In addition, Wellington also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington to enter a vote that differs from the Guidelines.

Statement of Policy

Wellington:

1. Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2. Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines and handled as follows:

•              Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

•              Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•              Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

Other Considerations

In certain instances, Wellington may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington will make specific client information relating to proxy voting available to a client upon reasonable written request.

APPENDIX X

Western Asset

PROXY VOTING

(Effective 11/3/13)

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”).  The authority to vote the proxies of our clients is established through investment management agreements or comparable documents.  In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.              Proxies are reviewed to determine accounts impacted.

b.              Impacted accounts are checked to confirm Western Asset voting authority.

c.               Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.              If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.               Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.                Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.              A copy of Western Asset’s policies and procedures.

b.              Copies of proxy statements received regarding client securities.

c.               A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.              Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.               A proxy log including:

1.              Issuer name;

2.              Exchange ticker symbol of the issuer’s shares to be voted;

3.              Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.              A brief identification of the matter voted on;

5.              Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.              Whether a vote was cast on the matter;

7.              A record of how the vote was cast; and

8.              Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.              Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.              Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.              Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.                Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.              Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.              Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.              Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.               Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.              Votes are cast on a case-by-case basis in contested elections of directors.

2.              Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.              Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.              Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.               Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.              Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.              Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.              Western Asset votes for proposals relating to the authorization of additional common stock.

b.              Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.               Western Asset votes for proposals authorizing share repurchase programs.

4.              Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.              Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.              Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.              Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.              Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.              Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.              Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.           Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.              Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.              Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.              Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.      Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.              Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.              Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.       Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.              Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.              Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.              Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.              Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Form No.	[ ]

PACIFIC SELECT FUND

Part C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Agreement and Declaration of Trust. Previously filed June 30, 2016 and incorporated by reference herein.

(a)(2)	Certificate of Trust. Previously filed January 31, 2018 and incorporated by reference herein.

(b)	By-Laws. Previously filed April 29, 2019 and incorporated by reference herein.

(c)

Instruments Defining Rights of Holders of Securities - Certificates for Shares will not be issued. Articles II, VI and VII of the Agreement and Declaration of Trust define the rights of holders of the Shares (see Exhibit (a)(1))

(d)(1)(i)	Amended and Restated Investment Advisory Agreement. Previously filed as Exhibit (d)(23) on January 26, 2005 and incorporated by reference herein.

(d)(1)(ii)	Addendum to Advisory Agreement — Small-Cap Equity. Previously filed as Exhibit (d)(38) on April 28, 2005 and incorporated by reference herein.

(d)(1)(iii)	Consent to Transfer Advisory Agreement. Previously filed as Exhibit (d)(a)(5) on January 18, 2008 and incorporated by reference herein.

(d)(1)(iv)	Amendment and Novation to Advisory Agreement. Previously filed as Exhibit (d)(a)(18) on February 1, 2017 and incorporated by reference herein.

(d)(1)(v)	Schedule A to Advisory Agreement (PD Mid-Cap Index Portfolio). To be filed by subsequent amendment

(d)(2)(i)	Advisory Fee Waiver Agreement — Large-Cap Growth. Previously filed as Exhibit (d)(b)(8) on October 16, 2015 and incorporated by reference herein.

(d)(2)(ii)	Amendment and Novation to Advisory Fee Waiver Agreement — Large-Cap Growth. Previously filed as Exhibit (d)(b)(8)(a) on June 30, 2016 and incorporated by reference herein.

(d)(2)(iii)	Amendment to Advisory Fee Waiver Agreement — Large-Cap Growth. Previously filed as Exhibit (d)(b)(8)(b) on April 27, 2017 and incorporated by reference herein.

(d)(3)(i)	Advisory Fee Waiver Agreement — Comstock. Previously filed as Exhibit (d)(b)(12) on April 27, 2011 and incorporated by reference herein.

(d)(3)(ii)	Amendment and Novation to Advisory Fee Waiver Agreement — Comstock. Previously filed as Exhibit (d)(b)(12)(a) on June 30, 2016 and incorporated by reference herein.

(d)(3)(iii)	Amendment to Advisory Fee Waiver Agreement — Comstock. Previously filed as Exhibit (d)(b)(12)(b) on April 27, 2017 and incorporated by reference herein.

(d)(4)(i)	Advisory Fee Waiver Agreement — Small-Cap Equity. Previously filed as Exhibit (d)(b)(14) on January 22, 2013 and incorporated by reference herein.

(d)(4)(ii)	Amendment to Advisory Fee Waiver Agreement — Small-Cap Equity. Previously filed as Exhibit (d)(b)(14)(b) on April 27, 2017 and incorporated by reference herein.

(d)(5)(i)	Advisory Fee Waiver Agreement — Mid-Cap Growth. Previously filed as Exhibit (d)(b)(17) on October 15, 2013 and incorporated by reference herein.

(d)(5)(ii)	Amendment to Advisory Fee Waiver Agreement — Mid-Cap Growth. Previously filed as Exhibit (d)(b)(17)(a) on January 20, 2016 and incorporated by reference herein.

(d)(5)(iii)	Amendment and Novation to Advisory Fee Waiver Agreement — Mid-Cap Growth. Previously filed as Exhibit (d)(b)(17)(b) on June 30, 2016 and incorporated by reference herein.

(d)(5)(iv)	Amendment to Advisory Fee Waiver Agreement — Mid-Cap Growth. Previously filed as Exhibit (d)(b)(17)(c) on April 27, 2017 and incorporated by reference herein.

(d)(6)	Advisory Fee Waiver Agreement — Emerging Markets Debt. Previously filed as Exhibit (d)(b)(20) on February 1, 2019 and incorporated by reference herein.

(d)(7)	Advisory Fee Waiver Agreement — Floating Rate Income. Previously filed as Exhibit (d)(b)(21) on February 1, 2019 and incorporated by reference herein.

(d)(8)	Advisory Fee Waiver Agreement — Real Estate. Previously filed as Exhibit (d)(b)(22) on February 1, 2019 and incorporated by reference herein.

(d)(9)(i)	Portfolio Management Agreement — Batterymarch Financial Management, Inc. Previously filed as Exhibit (d) (55) on April 27, 2006 and incorporated by reference herein.

(d)(9)(ii)	Consent to Transfer Portfolio Management Agreement — Batterymarch Financial Management, Inc. Previously filed as Exhibit (d)(g)(1) on January 18, 2008 and incorporated by reference herein.

(d)(9)(iii)	Amendment No. 2 to Sub-Advisory Agreement — QS Batterymarch Financial Management, Inc. Previously filed as Exhibit (d)(g)(3) on January 22, 2015 and incorporated by reference herein.

(d)(9)(iv)	Novation Agreement — QS Investors, LLC. Previously filed as Exhibit (d)(g)(4) on January 20, 2016 and incorporated by reference herein.

(d)(9)(v)	Amendment and Novation to Sub-Advisory Agreement — QS Investors, LLC. Previously filed as Exhibit (d)(g)(5) on June 30, 2016 and incorporated by reference herein.

(d)(10)(i)	PSF Interim Management Agreement — Large-Cap Growth. Previously filed as Exhibit (d)(h)(6) on January 22, 2013 and incorporated by reference herein.

(d)(10)(ii)	Amendment No. 2 to Portfolio Management Agreement (Large-Cap Growth). Previously filed as Exhibit (d)(h)(7) on April 30, 2013 and incorporated by reference herein.

(d)(10)(iii)	Amendment No. 3 to Portfolio Management Agreement (Health Sciences). Previously filed as Exhibit (d)(h)(8) on January 17, 2014 and incorporated by reference herein.

(d)(10)(iv)	Amendment and Novation to Portfolio Management Agreement — BlackRock Investment Management, LLC. Previously filed as Exhibit (d)(h)(9) on June 30, 2016 and incorporated by reference herein.

(d)(10)(v)	Amendment No. 4 to Portfolio Management Agreement — BlackRock Investment Management, LLC. Previously filed as Exhibit (d)(h)(10) on February 1, 2017 and incorporated by reference herein.

(d)(10)(w)	Amendment No. 5 to Portfolio Management Agreement —BlackRock Investment Management, LLC. To be filed by subsequent amendment.

(d)(11)(i)	Portfolio Management Agreement —Salomon Brothers Asset Management Inc. Previously filed as Exhibit (d) (49) on December 9, 2005 and incorporated by reference herein.

(d)(11)(ii)

Notice of and Consent to Transfer Portfolio Management Agreement — From Salomon Brothers Asset Management Inc to ClearBridge Capital Advisors LLC. Previously filed as Exhibit (d)(72) on January 19, 2007 and incorporated by reference herein.

(d)(11)(iii)	Consent to Transfer Portfolio Management Agreement — ClearBridge Capital Advisors LLC. Previously filed as Exhibit (d)(j)(2) on January 18, 2008 and incorporated by reference herein.

(d)(11)(iv)	Amendment No. 2 to the Portfolio Management Agreement — ClearBridge Capital Advisors LLC. Previously filed as Exhibit (d)(j)(3) on January 18, 2008 and incorporated by reference herein.

(d)(11)(v)	Amendment and Novation to Portfolio Management Agreement — ClearBridge Investments, LLC. Previously filed as Exhibit (d)(j)(4) on June 30, 2016 and incorporated by reference herein.

(d)(11)(vi)	Amendment No. 3 to the Portfolio Management Agreement — ClearBridge Capital Advisors LLC. Previously filed as Exhibit (d)(j)(5) on February 1, 2017 and incorporated by reference herein.

(d)(12)(i)	Portfolio Management Agreement — J.P. Morgan Investment Management Inc. — Diversified Bond. Previously filed as Exhibit (d)(56) on January 19, 2007 and incorporated by reference herein.

(d)(12)(ii)

Consent to Transfer Portfolio Management Agreement — J.P. Morgan Investment Management Inc. — Diversified Bond. Previously filed as Exhibit (d)(n)(1) on April 30, 2007 and incorporated by reference herein.

(d)(12)(iii)	Portfolio Management Agreement — J.P. Morgan Investment Management Inc. — Long/Short Large-Cap. Previously filed as Exhibit (d)(n)(A) on April 29, 2008 and incorporated by reference herein.

(d)(12)(iv)

Amendment No. 2 to the Portfolio Management Agreement — J.P. Morgan Investment Management Inc. — Long/Short Large-Cap. Previously filed as Exhibit (d)(n)(A)(2) on February 9, 2010 and incorporated by reference herein.

(d)(12)(v)

Amendment No. 3 to the Portfolio Management Agreement — J.P. Morgan Investment Inc. — Long/Short Large-Cap and International Value. Previously filed as Exhibit (d)(n)(A)(3) on January 18, 2011 and incorporated by reference herein.

(d)(12)(vi)

Amendment No. 5 to the Portfolio Management Agreement — J.P. Morgan Investment Inc. — Long/Short Large-Cap and International Value (Value Advantage). Previously filed as Exhibit (d)(n)(A)(5) on January 22, 2013 and incorporated by reference herein.

(d)(12)(vii)	Amendment No. 6 to the Portfolio Management Agreement — J.P. Morgan Investment Inc. Previously filed as Exhibit (d)(n)(A)(6) on June 30, 2016 and incorporated by reference herein.

(d)(12)(viii)	Amendment No. 7 to the Portfolio Management Agreement — J.P. Morgan Investment Management Inc. Previously filed as Exhibit (d)(n)(A)(7) on April 27, 2017 and incorporated by reference herein.

(d)(12)(ix)	Amendment No. 8 to the Portfolio Management Agreement — J.P. Morgan Investment Management Inc. Previously filed as Exhibit (d)(n)(A)(8) on February 1, 2019 and incorporated by reference herein.

(d)(13)	Amended and Restated Subadvisory Agreement — Janus Capital Management LLC. Previously filed as Exhibit (d)(o) on February 1, 2017 and incorporated by reference herein.

(d)(14)(i)	Amended and Restated Portfolio Management Agreement —MFS Investment Management. Previously filed as Exhibit (d)(s) on February 1, 2019 and incorporated by reference herein.

(d)(14)(ii)	Amendment No. 2 to the Amended and Restated Portfolio Management Agreement — MFS Investment Management. Previously filed as Exhibit (d)(s)(2) on February 1, 2019 and incorporated by reference herein.

(d)(14)(iii)	Amendment No. 3 to the Amended and Restated Portfolio Management Agreement — MFS Investment Management. Previously filed as Exhibit (d)(14)(iii) on April 28, 2020 and incorporated by reference herein.

(d)(15)(i)	Portfolio Management Agreement — Pacific Investment Management Company LLC. Previously filed as Exhibit (d)(6) on October 3, 2003 and incorporated by reference herein.

(d)(15)(ii)

Amendment to Portfolio Management Agreement — Pacific Investment Management Company LLC. Previously filed as Exhibit (d)(13). Previously filed as Exhibit (d)(v)(1) on January 26, 2005 and incorporated by reference herein.

(d)(15)(iii)	Amendment No.3 to Portfolio Management Agreement — Pacific Investment Management Company LLC. Previously filed as Exhibit (d)(52) on January 24, 2006 and incorporated by reference herein.

(d)(15)(iv)	Consent to Transfer Portfolio Management Agreement — Pacific Investment Management Company LLC. Previously filed as Exhibit (d)(v)(3) on January 18, 2008 and incorporated by reference herein.

(d)(15)(v)	Amendment No. 6 to Portfolio Management Agreement — Pacific Investment Management Company LLC. Previously filed as Exhibit (d)(v)(5) on August 2, 2013 and incorporated by reference herein.

(d)(15)(vi)	Amendment No. 7 to Portfolio Management Agreement — Pacific Investment Management Company LLC. Previously filed as Exhibit (d)(v)(6) on January 22, 2015 and incorporated by reference herein.

(d)(15)(vii)	Amendment No. 9 to Portfolio Management Agreement — Pacific Investment Management Company LLC. Previously filed as Exhibit (d)(v)(8) on April 24, 2015 and incorporated by reference herein.

(d)(15)(viii)	Amendment and Novation to Portfolio Management Agreement — Pacific Investment Management Company LLC. Previously filed as Exhibit (d)(v)(9) on June 30, 2016 and incorporated by reference herein.

(d)(16)(i)	Portfolio Management Agreement — Western Asset Management Company (WAMCO). Previously filed as Exhibit (d)(aa) on February 9, 2010 and incorporated by reference herein.

(d)(16)(ii)	Amendment No. 2 to Portfolio Management Agreement — WAMCO. Previously filed as Exhibit (d)(aa)(2) on January 22, 2015 and incorporated by reference herein.

(d)(16(iii)	Amendment No. 3 to Portfolio Management Agreement — WAMCO. Previously filed as Exhibit (d)(aa)(3) on January 22, 2015 and incorporated by reference herein.

(d)(16)(iv)	Amendment and Novation to Portfolio Management Agreement — WAMCO. Previously filed as Exhibit (d)(aa)(4) on June 30, 2016 and incorporated by reference herein.

(d)(16)(v)

Amendment No. 5 to Portfolio Management Agreement — Western Asset Management Company, LLC (Western Asset). Previously filed as Exhibit (d)(aa)(5) on February 1, 2019 and incorporated by reference herein.

(d)(17)(i)	Portfolio Management Agreement — Dimensional Fund Advisors LP. Previously filed as Exhibit (d)(cc) on February 9, 2010 and incorporated by reference herein.

(d)(17)(ii)	Amendment to Portfolio Management Agreement — Dimensional Fund Advisors LP. Previously filed as Exhibit (d)(cc)(1) on January 22, 2015 and incorporated by reference herein.

(d)(17)(iii)	Amendment and Novation to Portfolio Management Agreement — Dimensional Fund Advisors LP. Previously filed as Exhibit (d)(cc)(2) on June 30, 2016 and incorporated by reference herein.

(d)(17)(iv)	Amendment No. 3 to Portfolio Management Agreement — Dimensional Fund Advisors LP. Previously filed as Exhibit (d)(cc)(3) on February 1, 2019 and incorporated by reference herein.

(d)(18)(i)	Portfolio Management Agreement — SSGA. Previously filed as Exhibit (d)(dd) on February 9, 2010 and incorporated by reference herein.

(d)(18)(ii)	Amendment No. 1 to Portfolio Management Agreement — SSGA. Previously filed as Exhibit (d)(dd)(1) on January 17, 2014 and incorporated by reference herein.

(d)(18)(iii)	Amendment No. 2 to Portfolio Management Agreement — SSGA. Previously filed as Exhibit (d)(dd)(2) on August 5, 2015 and incorporated by reference herein.

(d)(18)(iv)	Amendment and Novation to Portfolio Management Agreement — SSGA. Previously filed as Exhibit (d)(dd)(3) on June 30, 2016 and incorporated by reference herein.

(d)(19)(i)	No Longer Applicable.

(d)(19)(ii)	No Longer Applicable.

(d)(19)(iii)	No Longer Applicable.

(d)(19)(iv)	No Longer Applicable.

(d)(19)(v)	No Longer Applicable.

(d)(19)(vi)	No Longer Applicable.

(d)(20)	Subadvisory Agreement — Franklin Mutual Advisers, LLC. Previously filed as Exhibit (d)(gg)(2) on February 1, 2019 and incorporated by reference herein.

(d)(21)(i)	Portfolio Management Agreement — T. Rowe Price Associates, Inc. Previously filed as Exhibit (d)(hh) on January 18, 2011 and incorporated by reference herein.

(d)(21)(ii)	Amendment No. 1 to the Subadvisory Agreement — T. Rowe Price, Inc. Previously filed as Exhibit (d)(hh)(1) on April 27, 2011 and incorporated by reference herein.

(d)(21)(iii)	Amendment No. 2 to the Subadvisory Agreement — T. Rowe Price, Inc. Previously filed as Exhibit (d)(hh)(2) on January 22, 2015 and incorporated by reference herein.

(d)(21)(iv)	Amendment and Novation to Subadvisory Agreement — T. Rowe Price, Inc. Previously filed as Exhibit (d)(hh)(3) on June 30, 2016 and incorporated by reference herein.

(d)(22)(i)	Portfolio Management Agreement — Invesco Advisers, Inc. Previously filed as Exhibit (d)(ii) on January 18, 2011 and incorporated by reference herein.

(d)(22)(ii)	Amendment No. 1 to Portfolio Management Agreement — Invesco Advisers, Inc. Previously filed as Exhibit (d)(ii)(1) on April 27, 2011 and incorporated by reference herein.

(d)(22)(iii)	Amendment and Novation to Portfolio Management Agreement — Invesco Advisers, Inc. Previously filed as Exhibit (d)(ii)(2) on June 30, 2016 and incorporated by reference herein.

(d)(22)(iv)	Amendment No. 2 to Portfolio Management Agreement — Invesco Advisers, Inc. Previously filed as Exhibit (d)(ii)(3) on February 1, 2017 and incorporated by reference herein.

(d)(23)(i)	Subadvisory Agreement — Ashmore Investment Management Limited. Previously filed as Exhibit (d)(jj)(1) on May 1, 2012 and incorporated by reference herein.

(d)(23)(ii)	Amendment No. 2 and Novation to Subadvisory Agreement — Ashmore Investment Management Limited. Previously filed as Exhibit (d)(jj)(1) on June 30, 2016 and incorporated by reference herein.

(d)(23)(iii)	Amendment No. 1 to the Subadvisory Agreement — Ashmore Investment Management Limited. Previously filed as Exhibit (d)(jj)(2) on February 1, 2019 and incorporated by reference herein.

(d)(23)(iv)	Amendment No. 3 to the Subadvisory Agreement — Ashmore Investment Management Limited. Previously filed as Exhibit (d)(jj)(3) on February 1, 2019 and incorporated by reference herein.

(d)(24)(i)	Subadvisory Agreement — Scout Investments, Inc. Previously filed as Exhibit (d)(ll) on January 22, 2013 and incorporated by reference herein.

(d)(24)(ii)	Amendment and Novation to Subadvisory Agreement — Scout Investments, Inc. Previously filed as Exhibit (d)(ll)(1) on June 30, 2016 and incorporated by reference herein.

(d)(24)(iii)	Amendment No. 1 to Subadvisory Agreement — Scout Investments, Inc. Previously filed as Exhibit (d)(ll)(2) on February 1, 2017 and incorporated by reference herein.

(d)(25)(i)	Subadvisory Agreement — Ivy Investment Management Company. Previously filed as Exhibit (d)(mm) on October 15, 2013 and incorporated by reference herein.

(d)(25)(ii)	Amendment No. 1 to Subadvisory Agreement — Ivy Investment Management Company. Previously filed as Exhibit (d)(mm)(1) on January 17, 2014 and incorporated by reference herein.

(d)(25)(iii)	Amendment No. 2 to Subadvisory Agreement — Ivy Investment Management Company. Previously filed as Exhibit (d)(mm)(2) on June 30, 2016 and incorporated by reference herein.

(d)(26)(i)	No Longer Applicable.

(d)(26)(ii)	No Longer Applicable.

(d)(26)(iii)	No Longer Applicable.

(d)(27)(i)	Subadvisory Agreement — AllianceBernstein L.P. (AllianceBernstein). Previously filed as Exhibit (d)(27)(i) on February 3, 2020 and incorporated by reference herein.

(d)(28)(i)	No Longer Applicable.

(d)(28)(ii)	No Longer Applicable.

(d)(29)(i)	Subadvisory Agreement — Robeco Investment Management, Inc., d/b/a Boston Partners. Previously filed as Exhibit (d)(ss) on April 24, 2015 and incorporated by reference herein.

(d)(29)(ii)

Amendment and Novation to Subadvisory Agreement — Robeco Investment Management, Inc., d/b/a Boston Partners. Previously filed as Exhibit (d)(ss)(1) on June 30, 2016 and incorporated by reference herein.

(d)(29)(iii)	Amendment No. 2 to Subadvisory Agreement — Boston Partners Global Investors, Inc. (Boston Partners) Previously filed as Exhibit (d)(ss)(2) on February 1, 2017 and incorporated by reference herein.

(d)(30)(i)	No Longer Applicable.

(d)(30)(ii)	No Longer Applicable.

(d)(31)	Subadvisory Agreement — Wellington Management Company LLP (Wellington). Previously filed as Exhibit (d)(uu) on April 27, 2017 and incorporated by reference herein.

(d)(32)	No Longer Applicable.

(d)(33)	Subadvisory Agreement – Principal Real Estate Investors LLC. Previously filed as Exhibit (d)(ww) on April 27, 2018 and incorporated by reference herein.

(d)(34)	No Longer Applicable.

(d)(35)	Subadvisory Agreement – Cadence Capital Management LLC (Cadence). Previously filed as Exhibit (d)(35) on December 19, 2019 and incorporated by reference herein.

(d)(36)	Subadvisory Agreement – Pacific Asset Management LLC (PAM). Previously filed as Exhibit (d)(36) on February 3, 2020 and incorporated by reference herein.

(e)(1)	Distribution Agreement. Previously filed January 18, 2008 and incorporated by reference herein.

(e)(2)	Amendment to Distribution Agreement. Previously filed as Exhibit (e)(23) on October 16, 2015 and incorporated by reference herein.

(e)(3)	Amendment and Novation to Distribution Agreement. Previously filed as Exhibit (e)(25) on June 30, 2016 and incorporated by reference herein.

(e)(4)	Amendment to the Amended and Restated Distribution Agreement. Previously filed as Exhibit (e)(27) on April 29, 2019 and incorporated by reference herein.

(e)(5)	Exhibit A to Distribution Agreement (PD Mid-Cap Index Portfolio). To be filed by subsequent amendment.

(f)(1)(i)	Pacific Select Fund Trustees’ Deferred Compensation Plan. Previously filed as Exhibit (f)(1)(i) on February 3, 2020 and incorporated by reference herein.

(f)(1)(ii)	Exhibits to Pacific Select Fund Trustees’ Deferred Compensation Plan, Previously filed as Exhibit (f)(1)(ii) on April 28, 2020 and incorporated by reference herein.

(g)(1)	Custody and Investment Accounting Agreement. Previously filed December 18, 2002 and incorporated by reference herein.

(g)(2)	Exhibit A to Custody and Investment Accounting Agreement — Equity Income and Research. Previously filed October 7, 2002 and incorporated by reference herein.

(g)(3)(i)	Amendment to Custody and Investment Accounting Agreement. Previously filed as Exhibit (g)(3) on October 3, 2003 and incorporated by reference herein.

(g)(3)(ii)	Third Amendment to Custody and Investment Accounting Agreement. Previously filed as Exhibit (g)(3)(a) on April 28, 2010 and incorporated by reference herein.

(g)(3)(iii)	Fourth Amendment to Custody and Investment Accounting Agreement. Previously filed as Exhibit (g)(3)(b) on April 27, 2011 and incorporated by reference herein.

(g)(3)(iv)

Custody and Investment Accounting Letter Agreement Portfolio Optimization Portfolios and Inflation Protected. Previously filed as Exhibit (g)(3)(c) on January 6, 2012 and incorporated by reference herein.

(g)(3)(v)	Amendment to Custody and Investment Accounting Agreement (PD Mid-Cap Index Portfolio). To be filed by subsequent amendment.

(g)(3)(vi)	Schedule A to the Custody and Investment Accounting Agreement. To be filed by subsequent amendment.

(g)(4)	Form of Financial Services Agreement. Previously filed as Exhibit (g)(4) on February 7, 2003 and incorporated by reference herein.

(h)(1)(i)	Amended and Restated Transfer Agency Agreement. Previously filed as Exhibit (h)(a)(17) on October 1, 2008 and incorporated by reference herein.

(h)(1)(ii)	Transfer Agency and Service Agreement (Class P Shares). Previously filed as Exhibit (h)(a)(19) on April 27, 2012 and incorporated by reference herein.

(h)(1)(iii)	Amendment and Novation to Transfer Agency and Service Agreement. Previously filed as Exhibit (h)(a)(29) on June 30, 2016 and incorporated by reference herein.

(h)(1)(iv)	Schedule A to Transfer Agency and Service Agreement (PD Mid-Cap Index Portfolio). To be filed by subsequent amendment.

(h)(2)(i)	Participation Agreement. Previously filed as Exhibit (h)(2) on April 26, 2000 and incorporated by reference herein.

(h)(2)(ii)	Exhibit A to Participation Agreement-Addition of Separate Account. Previously filed as Exhibit (h)(37) on January 26, 2005 and incorporated by reference herein.

(h)(2)(iii)	Exhibit B to Participation Agreement. Previously filed as Exhibit (h)(b)(19) on April 29, 2014 and incorporated by reference herein.

(h)(2)(iv)	Amendment and Novation to Participation Agreement. Previously filed as Exhibit (h)(b)(20) on June 30, 2016 and incorporated by reference herein.

(h)(2)(v)	Fund of Funds Participation Agreement. Previously filed as Exhibit (h)(b)(A) on April 28, 2016 and incorporated by reference herein.

(h)(2)(vi)	Amendment and Novation to Fund of Funds Participation Agreement. Previously filed as Exhibit (h)(b)(A)(1) on June 30, 2016 and incorporated by reference herein.

(h)(3)(a)(i)	Expense Limitation Agreement. Previously filed as Exhibit (h)(d) on April 27, 2017 and incorporated by reference herein.

(h)(3)(a)(ii)	Amendment to the Expense Limitation Agreement. Previously filed as Exhibit (h)(d)(3) on April 27, 2018 and incorporated by reference herein.

(h)(3)(a)(iii)	Schedule A to the Expense Limitation Agreement (2020 Updates). Previously filed as Exhibit (h)(3)(a)(iii) on April 28, 2020 and incorporated by reference herein.

(h)(3)(b)(i)	Expense Limitation Agreement for Pacific Dynamix. Previously filed as Exhibit (h)(d)(1) on April 30, 2017 and incorporated by reference herein.

(h)(3)(b)(ii)	Schedule A to Expense Limitation for Pacific Dynamix. Previously filed as Exhibit (h)(3)(b)(ii) on April 28, 2020 and incorporated by reference herein.

(h)(4)(i)	Administration and Support Services Agreement. Previously filed as Exhibit (h)(4)(i) on April 28, 2020 and incorporated by reference herein.

(h)(4)(ii)	No Longer Applicable.

(h)(5)(i)	Service Agreement. Previously filed as Exhibit (h)(f) on April 29, 2008 and incorporated by reference herein.

(h)(5)(ii)	Amendment and Novation to Service Agreement. Previously filed as Exhibit (h)(f)(11) on June 30, 2016 and incorporated by reference herein.

(h)(5)(iii)	Schedule A to Service Agreement (PD Mid-Cap Index Portfolio). To be filed by subsequent amendment.

(h)(6)	Amended and Restated Indemnification Agreement – Trustees. Previously filed as Exhibit (h)(g) on April 27, 2018 and incorporated by reference herein.

(h)(7)(i)	Securities Borrowing and Services Agreement. Previously filed as Exhibit (h)(j) on April 27, 2012 and incorporated by reference herein.

(h)(7)(ii)	Amendment to Securities Borrowing and Services Agreement. Previously filed as Exhibit (h)(j)(1) on April 27, 2012 and incorporated by reference herein.

(h)(7)(iii)	Third Amendment to Securities and Borrowing Services Agreement. Previously filed as Exhibit (h)(j)(2) on January 22, 2013 and incorporated by reference herein.

(h)(7)(iv)	Second Amendment to Securities and Borrowing Services Agreement. Previously filed as Exhibit (h)(j)(3) on April 29, 2014 and incorporated by reference herein.

(h)(7)(v)	Amendment and Novation to Securities Borrowing and Services Agreement. Previously filed as Exhibit (h)(j)(4) on June 30, 2016 and incorporated by reference herein.

(i)(1)	Opinion and Consent of Counsel. Previously filed as Exhibit 10 on November 22, 1995 and incorporated by reference herein.

(i)(2)	Legal Opinion (International Equity Income Portfolio). Previously filed as Exhibit (i)(2) on December 19, 2019 and incorporated by reference herein.

(i)(3)	Legal Opinion (PD Mid-Cap Index Portfolio). To be filed by subsequent amendment.

(j)	Consent of Independent Registered Public Accounting Firm, Previously filed as Exhibit (j) on April 28, 2020 and incorporated by reference herein.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)(i)	Service Plan. Previously filed as Exhibit (m) on June 30, 2016 and incorporated by reference herein.

(m)(1)(ii)	Schedule A to Service Plan – Class I (2020 Updates). Previously filed as Exhibit (m)(1)(ii) on April 28, 2020 and incorporated by reference herein.

(m)(2)(i)	Pacific Select Fund Class D Distribution and Service Plan. Previously filed as Exhibit (m)(A) on June 30, 2016 and incorporated by reference herein.

(m)(2)(ii)	Schedule A to Pacific Select Fund Class D Distribution and Service Plan. Previously filed as Exhibit (m)(A)(1) on June 30, 2016 and incorporated by reference herein.

(n)(1)	Pacific Select Fund Multi-Class Plan. Previously filed as Exhibit (n) on June 30, 2016 and incorporated by reference herein.

(n)(2)	Amendment to the Amended and Restated Multi-Class Plan (Class P) with Schedule A. Previously filed as Exhibit (n)(3) on April 29, 2019 and incorporated by reference herein.

(n)(3)	Schedule A to the Amended and Restated Multi-Class Plan (PD Mid-Cap Index Portfolio). To be filed by subsequent amendment.

(o)	Reserved.

(p)(1)	Code of Ethics — Pacific Select Fund. Previously filed January 31, 2018 and incorporated by reference herein.

(p)(2)	Code of Ethics — Janus Capital Management LLC. Previously filed as Exhibit (p)(2) on April 28, 2020 and incorporated by reference herein.

(p)(3)	Code of Ethics — BlackRock Investment Management LLC. Previously filed as Exhibit (p)(6) on January 22, 2015 and incorporated by reference herein.

(p)(4)	Code of Ethics — Pacific Investment Management Company LLC., Previously filed as Exhibit (p)(4) on April 28, 2020 and incorporated by reference herein.

(p)(5)	Code of Ethics — ClearBridge Investments, LLC. Previously filed as Exhibit (p)(9) on January 31, 2018 and incorporated by reference herein.

(p)(6)	Code of Ethics — Pacific Life Fund Advisors LLC. Previously filed as Exhibit (p)(6) on February 3, 2020 and incorporated by reference herein.

(p)(7)	Code of Ethics — MFS Investment Management. Previously filed as Exhibit (p)(12) on April 27, 2017 and incorporated by reference herein.

(p)(8)	Code of Ethics — Pacific Select Fund Independent Trustees. Previously filed as Exhibit (p)(21) on April 29, 2014 and incorporated by reference herein.

(p)(9)	Code of Ethics — QS Investors, LLC, Previously filed as Exhibit (p)(9) on April 28, 2020 and incorporated by reference herein.

(p)(10)	Code of Ethics — J.P. Morgan Investment Management Inc., Previously filed as Exhibit (p)(10) on April 28, 2020 and incorporated by reference herein.

(p)(11)	Code of Ethics — Western Asset Management Company and certain affiliated entities. Previously filed as Exhibit (p)(27) on April 27, 2017 and incorporated by reference herein.

(p)(12)	Code of Ethics — Dimensional Fund Advisors LP., Previously filed as Exhibit (p)(12) on April 28, 2020 and incorporated by reference herein.

(p)(13)	Code of Ethics – SSGA. Previously filed as Exhibit (p)(13) on February 3, 2020 and incorporated by reference herein.

(p)(14)	No Longer Applicable.

(p)(15)	Code of Ethics — Franklin Advisory Services, LLC. Previously filed as Exhibit (p)(32) on April 29, 2019 and incorporated by reference herein.

(p)(16)	Code of Ethics — T. Rowe Price Associates, Inc., Previously filed as Exhibit (p)(16) on April 28, 2020 and incorporated by reference herein.

(p)(17)	Code of Ethics — Invesco Advisers, Inc. Previously filed as Exhibit (p)(34) on April 27, 2018 and incorporated by reference herein.

(p)(18)	Code of Ethics — Ashmore Investment Management Limited, Previously filed as Exhibit (p)(18) on April 28, 2020 and incorporated by reference herein.

(p)(19)	Code of Ethics — Scout Investments, Inc. Previously filed as Exhibit (p)(19 on February 3, 2020 and incorporated by reference herein.

(p)(20)	Code of Ethics — Ivy Investment Management Company. Previously filed as Exhibit (p)(39) on April 29, 2019 and incorporated by reference herein.

(p)(21)	No Longer Applicable.

(p)(22)	Code of Ethics — AllianceBernstein. Previously filed as Exhibit (p)(42) on February 1, 2017 and incorporated by reference herein.

(p)(23)	Code of Ethics — Pacific Select Distributors, LLC. Previously filed as Exhibit (p)(43) on August 5, 2015 and incorporated by reference herein.

(p)(24)	No Longer Applicable.

(p)(25)	Code of Ethics — Boston Partners. Previously filed as Exhibit (p)(46) on April 24, 2015 and incorporated by reference herein.

(p)(26)	No Longer Applicable.

(p)(27)	Code of Ethics — Wellington. Previously filed as Exhibit (p)(48) on February 1, 2019 and incorporated by reference herein.

(p)(28)	No Longer Applicable.

(p)(29)	Code of Ethics – Principal Real Estate Investors LLC. Previously filed as Exhibit (p)(50) on April 27, 2018 and incorporated by reference herein.

(p)(30)	No Longer Applicable.

(p)(31)	Code of Ethics – Cadence. Previously filed as Exhibit (p)(31) on February 3, 2020 and incorporated by reference herein.

(p)(32)	Code of Ethics – PAM. Previously filed as Exhibit (p)(32) on February 3, 2020 and incorporated by reference herein.

(99)	Power of Attorney dated December 1, 2019. Previously filed as Exhibit (99) on December 19, 2019 and incorporated by reference herein.

Item 29. Persons Controlled by or Under Common Control with the Fund

Pacific Life Insurance Company (“Pacific Life”), on its own behalf and on behalf of its Separate Account I, Separate Account A, Separate Account B, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific COLI Separate Account IV, Pacific COLI Separate Account V, Pacific COLI Separate Account VI, Pacific COLI Separate Account X, Pacific COLI Separate Account XI, Pacific Select Separate Account, and Pacific Life & Annuity Company (“PL&A”), on its own behalf and on behalf of its Separate Account A, Pacific Select Exec Separate Account, and Separate Account I, (collectively referred to as “Separate Accounts”), owns of record the outstanding shares of the Series of Registrant. Pacific Life and PL&A will vote fund shares in accordance with instructions received from Policy Owners having interests in the Variable Accounts of its Separate Accounts.

Item 30. Indemnification

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust.

Title 12, Chapter 38, Section 3817 of the Delaware Code and Article VIII of the Registrant’s Agreement and Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s registration statement, provide for indemnification of the Registrant’s trustees and/or officers for certain liabilities. Certain agreements to which the Registrant is a party filed as an exhibit to the Registrant’s registration statement provide for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant. The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Registrant’s Agreement and Declaration of Trust and By-Laws, the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

Any other business, profession, vocation or employment of a substantial nature in which the investment adviser (which includes each sub-adviser) and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in Schedule A (as updated by Schedule C to the extent it relates to Schedule A) of each investment adviser’s Form ADV as currently on file with the SEC, and the text of such Schedule(s) is hereby incorporated by reference.

INVESTMENT ADVISER	PRINCIPAL BUSINESS ADDRESS	SEC FILE NO.
Pacific Life Fund Advisors LLC	700 Newport Center Drive Newport Beach, CA 92660	801-15057

AllianceBernstein L.P.	1345 Avenue of the Americas New York, NY 10105	801-56720

Ashmore Investment Management Limited	61 Aldwych London WC2B 4AE, United Kingdom	801-55109

BlackRock Investment Management, LLC	1 University Square Drive Princeton, NJ 08540	801-56972

Boston Partners Global Investors, Inc.	One Grand Central Place 60 East 42nd Street Suite 1550 New York, NY 10165	801-61786

Cadence Capital Management LLC	265 Franklin St 4th Floor Boston, MA 02110	801-48186

INVESTMENT ADVISER	PRINCIPAL BUSINESS ADDRESS	SEC FILE NO.
ClearBridge Investments, LLC	620 Eighth Avenue New York, NY 10018	801-64710

Dimensional Fund Advisors LP	6300 Bee Cave Road Building One Austin, TX 78746	801-16283

Franklin Mutual Advisers, LLC	101 John F. Kennedy Parkway Short Hills, NJ 07078	801-53068

Invesco Advisers, Inc.	1555 Peachtree Street, N.E. Atlanta, GA 30309	801-33949

Ivy Investment Management Company	6300 Lamar Avenue Overland Park, KS 66202	801-61515

Janus Capital Management LLC	151 Detroit Street Denver, CO 80206	801-13991

J.P. Morgan Investment Management Inc.	383 Madison Avenue New York, NY 10179	801-21011

Massachusetts Financial Services Company, d/b/a MFS Investment Management	111 Huntington Avenue Boston, MA 02199	801-17352

Pacific Asset Management LLC	840 Newport Center Drive 7th Floor Newport Beach, CA 92660	801-117402

Pacific Investment Management Company LLC	650 Newport Center Drive Newport Beach, CA 92660	801-48187

Principal Real Estate Investors LLC	801 Grand Avenue Des Moines, IA 50392	801-55618

QS Investors, LLC	880 Third Avenue 7th Floor New York, NY 10022	801-70974

Scout Investments, Inc.	1201 Walnut Street 21st Floor Kansas City, MO 64106	801-60188

INVESTMENT ADVISER	PRINCIPAL BUSINESS ADDRESS	SEC FILE NO.
SSGA Funds Management, Inc.	1 Iron Street Boston, MA 02210	801-60103

T. Rowe Price Associates, Inc.	100 East Pratt Street Baltimore, MD 21202	801-856

Wellington Management Company LLP	280 Congress Street Boston, MA 02210	801-15908

Western Asset Management Company, LLC	385 East Colorado Boulevard Pasadena, CA 91101	801-8162

Item 32. Principal Underwriters

(a)                  Pacific Select Distributors, LLC (“PSD”), member FINRA & SIPC, serves as underwriter and distributor of shares of Pacific Select Fund. PSD is also the distributor of shares of Pacific Funds Series Trust and is a subsidiary of Pacific Life Insurance Company (“Pacific Life”), an affiliate of Pacific Life Fund Advisors LLC (“PLFA”).

(b)

Name and Principal Business Address (1)	Positions and Offices with Underwriter	Positions and Offices with Registrant

Christine A. Tucker	Chief Executive Officer	None

Laurie A. Fitzgerald	Senior Vice President, Chief Financial Officer & Chief Operating Officer	None

Mark S. Campisano	Vice President, Tax	None

Frank J. Boynton	Vice President	None

Brett M. Hynes	Vice President	None

John F. O’Donnell	Vice President	None

Cade H. Cherry	Assistant Vice President	None

Douglas P. Jackson	Vice President	None

Craig W. Leslie	Vice President and Treasurer	None

Jane M. Guon	Vice President and Secretary	Vice President and Secretary

Sharon E. Pacheco	Vice President and Chief Compliance Officer	None

Michael T. Lietzow	Assistant Vice President	None

Starla C. Yamauchi	Assistant Secretary	None

(1)                      Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained at PLFA at 700 Newport Center Drive, Newport Beach, California 92660 or State Street Bank and Trust Company at 801 Pennsylvania, Kansas City, MO 64105. Other documents, as applicable, may be primarily maintained at the individual offices of each sub-adviser at their principal business address as listed above in Item 31.

With regard to the Registrant’s 17a-7 transactions and pursuant to Rule 17a-7 of the Investment Company Act of 1940, the identity of the counterparty required to be maintained by Registrant will be maintained by PLFA, as noted above, other than portfolios managed by MFS Investment Management, Pacific Investment Management Company LLC, T. Rowe Price Associates, Inc. and Wellington Management Company LLP. For these portfolios, the subadvisers will maintain this information at their offices at their principal business address as listed above in Item 31.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, Pacific Select Fund, certifies that it has duly caused this Post-Effective Amendment No. 147 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach in the State of California on this 8th day of July 2020.

PACIFIC SELECT FUND

By:	/s/Audrey L. Cheng
Audrey L. Cheng
Assistant Vice President and Counsel
Pacific Life Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 147 to the Registration Statement of Pacific Select Fund has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

James T. Morris*	Chairman of the Board and Trustee	July 8, 2020
(Principal Executive Officer)

Adrian S. Griggs*	Chief Executive Officer	July 8, 2020

Trevor T. Smith*	Assistant Vice President and Treasurer	July 8, 2020
(Principal Financial and Accounting Officer)

Gale K. Caruso*	Trustee	July 8, 2020

Andrew J. Iseman*	Trustee	July 8, 2020

Paul A. Keller*	Trustee	July 8, 2020

Lucie H. Moore*	Trustee	July 8, 2020

Nooruddin Veerjee*	Trustee	July 8, 2020

*By: /s/Audrey L. Cheng		July 8, 2020
Audrey L. Cheng
as attorney-in-fact pursuant to power of attorney filed herewith.

Pacific Select Fund

Power of Attorney

The undersigned Trustees and officers of Pacific Select Fund (the “Trust”) hereby appoint Robin S. Yonis, Sharon A. Cheever, Anthony Zacharski, Megan C. Johnson, Greg Larson, Mark Karpe, Audrey L. Cheng, Laurene E. MacElwee, Howard T. Hirakawa and Carleton J. Muench each individually as their true and lawful attorneys-in-fact (“attorneys”), in all capacities, to execute in their name and file any and all registration statements, including registration statements on Form N-14, proxy statements, exemptive applications, no-action letter requests, shareholder reports and other regulatory filings made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission (“SEC”) in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities). The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys may lawfully do or cause to be done by virtue hereof. This Power of Attorney hereby terminates and replaces all other previously executed Power of Attorneys for the Trust related to the above.

The undersigned Trustees and officers of the Trust hereby execute this Power of Attorney effective the 1st day of December 2019.

NAME	TITLE

/s/James T. Morris
James T. Morris	Chairman and Trustee

/s/Gale K. Caruso
Gale K. Caruso	Trustee

/s/Andrew J. Iseman
Andrew J. Iseman	Trustee

/s/Paul A. Keller
Paul A. Keller	Trustee

/s/Lucie H. Moore
Lucie H. Moore	Trustee

/s/Nooruddin Veerjee
Nooruddin Veerjee	Trustee

/s/Adrian S. Griggs
Adrian S. Griggs	Chief Executive Officer

/s/ Trevor T. Smith
Trevor T. Smith	Assistant Vice President and Treasurer